PACE® Select Advisors Trust

Prospectus | November 26, 2021

•  PACE® Mortgage-Backed Securities Fixed Income Investments
Class: A: PFXAX, Y: PFXYX

•  PACE® Intermediate Fixed Income Investments
Class: A: PIFAX, Y: PIFYX

•  PACE® Strategic Fixed Income Investments
Class: A: PBNAX, Y: PSFYX

•  PACE® Municipal Fixed Income Investments
Class: A: PMUAX, Y: PMUYX

•  PACE® Global Fixed Income Investments
Class: A: PWFAX, Y: PWFYX

•  PACE® High Yield Investments
Class: A: PHIAX, Y: PHDYX

•  PACE® Large Co Value Equity Investments
Class: A: PCPAX, Y: PLVYX

•  PACE® Large Co Growth Equity Investments
Class: A: PLAAX, Y: PLAYX

•  PACE® Small/Medium Co Value Equity Investments
Class: A: PEVAX, Y: PVEYX

•  PACE® Small/Medium Co Growth Equity Investments
Class: A: PQUAX, Y: PUMYX

•  PACE® International Equity Investments
Class: A: PWGAX, Y: PWIYX

•  PACE® International Emerging Markets Equity Investments
Class: A: PWEAX, Y: PWEYX

•  PACE® Global Real Estate Securities Investments
Class: A: PREAX

•  PACE® Alternative Strategies Investments
Class: A: PASIX, Y: PASYX

This prospectus offers Class A and Class Y shares in all the funds listed above (except PACE® Global Real Estate Securities Investments for which this prospectus offers Class A shares). Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The funds

What every investor should know about the funds

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The funds are not complete or balanced investment programs.

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PACE Mortgage-Backed Securities Fixed Income Investments Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		0.54%		0.54%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		0.35		0.41
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.34		0.40
Interest expense	0.01		0.01
Total annual fund operating expenses		1.14		0.95
Management fee waiver/expense reimbursements[2]		0.16		0.22
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]		0.98		0.73

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.97% for Class A and 0.72% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$471	$708	$964	$1,695
Class Y	75	281	504	1,146

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 796% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The mortgage-backed securities in which the fund may invest include those issued or guaranteed by US government agencies or instrumentalities or private entities.

The fund also may invest in other types of investment grade fixed income instruments (or unrated bonds of equivalent quality).

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Mortgage-Backed Securities Index, which as of July 31, 2021 was approximately 3.86 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through

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this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the

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same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of the fund's assets in June 1995. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Mortgage-Backed Securities Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: (0.14)%
Best quarter during calendar years shown—2Q 2020: 2.54%
Worst quarter during calendar years shown—2Q 2013: (2.19)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (1/31/01) Return before taxes	1.50%	2.42%	2.41%
Return after taxes on distributions	0.26	1.19	1.26
Return after taxes on distributions and sale of fund shares	0.87	1.29	1.35
Class Y (2/2/01) Return before taxes	5.75	3.48	3.07
Bloomberg US Mortgage-Backed Securities Index (Index reflects no deduction for fees, expenses or taxes.)	3.87	3.05	3.01

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS Asset Management (UK) Ltd ("UBS AM (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  PIMCO—Daniel Hyman, Managing Director and Lead Portfolio Manager, and Michael Cudzil, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.37	0.52
Total annual fund operating expenses	1.06	0.96
Management fee waiver/expense reimbursements[2]	0.15	0.30
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.91	0.66

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.91% for Class A and 0.66% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$464	$685	$924	$1,608
Class Y	67	276	502	1,151

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 416% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, which as of July 31, 2021 was approximately 6.57 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agen-

cies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a

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subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

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Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the

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fund will perform in the future. BlackRock Financial Management, Inc. ("BlackRock Financial") and BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") assumed day-to-day management of the fund's assets on July 29, 2002 and October 1, 2020, respectively. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Intermediate Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: (1.72)%
Best quarter during calendar years shown—2Q 2020: 4.35%
Worst quarter during calendar years shown—1Q 2018: (1.86)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (1/31/01) Return before taxes	3.72%	3.12%	2.52%
Return after taxes on distributions	2.18	2.11	1.71
Return after taxes on distributions and sale of fund shares	2.40	1.96	1.60
Class Y (2/2/01) Return before taxes	8.04	4.18	3.17
Bloomberg US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	7.51	4.44	3.84

Investment manager and advisor(s)

UBS AM serves as the fund's manager. BlackRock Financial serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International as a sub-sub-advisor to provide certain investment advisory services pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock

International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  BlackRock Financial—Akiva Dickstein, Managing Director, and Harrison Segall, Director, have been portfolio managers of the fund since 2014 and 2016, respectively.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		0.51%		0.51%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		0.24		0.20
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.23		0.19
Interest expense attributable to securities sold short	0.01		0.01
Total annual fund operating expenses		1.00		0.71
Management fee waiver/expense reimbursements[2]		0.09		0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]		0.91		0.66

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.90% for Class A and 0.65% for Class Y. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$464	$673	$898	$1,546
Class Y	67	222	390	878

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 147% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Government/Credit Index, which as of July 31, 2021 was approximately 7.60 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate, total return and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's sub-

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advisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

•  An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and

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(3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experi-

ence difficulties in the current economic and political environment.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity

17

risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of a separate portion of the fund's assets on August 24, 1995. Neuberger Berman Investment Advisers LLC ("Neuberger Berman") assumed day-to-day management of a separate portion of the fund's assets on January 21, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Strategic Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: (0.92)%
Best quarter during calendar years shown—2Q 2020: 5.38%
Worst quarter during calendar years shown—2Q 2013: (4.26)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	4.98%	4.52%	4.08%
Return after taxes on distributions	2.73	2.92	2.52
Return after taxes on distributions and sale of fund shares	2.92	2.76	2.50
Class Y (2/2/01) Return before taxes	9.40	5.59	4.72
Bloomberg US Government/Credit Index (Index reflects no deduction for fees, expenses or taxes.)	8.93	4.98	4.19

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO and Neuberger Berman currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  PIMCO—Scott Mather, Managing Director of PIMCO, has been a portfolio manager of the fund since 2015. Mohit Mittal, Managing Director of PIMCO, has been a portfolio manager of the fund since July 2021.

•  Neuberger Berman—Thanos Bardas, David M. Brown and Bradley C. Tank, each a Managing Director of Neuberger Berman, have been portfolio managers of the fund since 2015. Ashok Bhatia, Managing Director, has been a portfolio manager of the fund since 2017. Adam Grotzinger, Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	2.25%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)	0.24	1.00
Total annual fund operating expenses	0.93	1.44
Management fee waiver/expense reimbursements[1]	0.11	0.87
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.82	0.57

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which

UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.82% for Class A and 0.57% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$307	$504	$718	$1,332
Class Y	58	370	704	1,649

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

20

affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT, and invests in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. Municipal bonds that are downgraded to a below investment grade rating (or equivalent quality) after the initial purchase of such bonds may continue to be held in the fund's portfolio.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing in undervalued sectors, geographical regions or individual securities.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in

21

the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total

22

returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. A predecessor entity of Insight North America LLC ("Insight") assumed day-to-day management of the fund's assets in June 2000. Insight assumed day-to-day management of the fund's assets on September 1, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Municipal Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 0.19%
Best quarter during calendar years shown—2Q 2011: 3.65%
Worst quarter during calendar years shown—4Q 2016: (3.67)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (1/23/01) Return before taxes	2.04%	2.64%	3.35%
Return after taxes on distributions	1.84	2.52	3.25
Return after taxes on distributions and sale of fund shares	1.92	2.54	3.16
Class Y (2/23/01) Return before taxes	4.63	3.33	3.83
Bloomberg US Municipal 3-15 Year Blend Index (Index reflects no deduction for fees, expenses or taxes.)	5.04	3.59	4.12

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Insight serves as the fund's subadvisor. UBS AM uses "associated per-

sons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Insight—Daniel Marques, CFA and Senior Portfolio Manager, and Daniel Rabasco, CFA and Managing Director, Head of Municipal Bonds, have been portfolio managers of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those gains are generally subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Please consult with your tax advisor regarding your personal circumstances.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Global Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)	0.38	0.47
Total annual fund operating expenses	1.28	1.12
Management fee waiver/expense reimbursements[1]	0.25	0.25
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.03	0.87

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.03% for Class A and 0.87% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$476	$742	$1,028	$1,841
Class Y	89	331	593	1,341

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in

24

annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 132% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds"). The fund normally invests in a minimum of four countries, including the United States.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Global Aggregate Index, which as of July 31, 2021 was approximately 7.46 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures (specifically, interest rate futures), swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity;

(3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

25

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate.

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Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Global Aggregate ex USD 50% Hedged Index provides information regarding the effectiveness of the fund's historical currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. J.P. Morgan Investment Management Inc. ("J.P. Morgan") assumed day-to-day management of the fund's assets on January 9, 2017. Updated per-

27

formance for the fund is available at http://www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Global Fixed Income Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: (3.72)%
Best quarter during calendar years shown—1Q 2016: 7.16%
Worst quarter during calendar years shown—4Q 2016: (9.68)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	5.83%	3.28%	1.61%
Return after taxes on distributions	4.46	2.52	0.66
Return after taxes on distributions and sale of fund shares	3.43	2.18	0.83
Class Y (1/16/01) Return before taxes	10.17	4.25	2.19
Bloomberg Global Aggregate Index	9.20	4.79	2.83
Bloomberg Global Aggregate ex USD 50% Hedged Index (Indices reflect no deduction for fees, expenses or taxes.)	7.02	4.69	3.21

Investment manager and advisor(s)

UBS AM serves as the fund's manager. J.P. Morgan serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  J.P. Morgan—Iain Stealey, CFA and Managing Director, and Linda Raggi, CFA and Executive Director, have been portfolio managers of the fund since 2017. Myles Bradshaw, CFA and Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.30	0.28
Total annual fund operating expenses	1.25	0.98
Management fee waiver/expense reimbursements[2]	0.19	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.06	0.88

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.06% for Class A and 0.88% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$479	$739	$1,018	$1,814
Class Y	90	302	532	1,192

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds"). Such investments may be represented by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including exchange-traded funds ("ETFs"), that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index (Hedged in USD), which as of July 31, 2021 was approximately 3.83 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly,

30

quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a "total return" strategy driven by credit research and a team effort to generate alpha in high yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trad-

31

ing activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the pay-

ment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that another subadvisor was responsible for managing the fund's assets during previous periods. Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") assumed day-to-day management of the fund's assets on or around July 1, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE High Yield Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 4.19%
Best quarter during calendar years shown—2Q 2020: 11.76%
Worst quarter during calendar years shown—1Q 2020: (15.35)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (5/1/06) Return before taxes	3.16%	7.02%	5.39%
Return after taxes on distributions	0.87	4.60	2.89
Return after taxes on distributions and sale of fund shares	1.74	4.30	3.04
Class Y (12/26/08) Return before taxes	7.40	8.07	6.04
ICE BofA Global High Yield Index (Hedged in USD) (Index reflects no deduction for fees, expenses or taxes.)	6.61	8.50	7.09

Investment manager and advisor(s)

UBS AM serves as the fund's manager. NCRAM serves as the fund's subadvisor. NCRAM has retained NAM Singapore as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  NCRAM—David Crall, CFA, President, Chief Executive Officer, Chief Investment Officer and Managing Director, Stephen Kotsen, CFA, a Managing Director and Lead Portfolio Manager, and Steven Rosenthal, CFA, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2015. Eric Torres, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2016.

•  NAM Singapore—Simon Tan, CFA and Portfolio Manager of NAM Singapore, has been a portfolio manager of the fund since 2015.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		0.66%		0.66%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		0.41		0.42
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.21		0.22
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[2]	0.20		0.20
Total annual fund operating expenses		1.32		1.08

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$677	$945	$1,234	$2,053
Class Y	110	343	595	1,317

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

34

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM"), and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "deep value" strategy which follows a disciplined investment process.

•  A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

•  A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

35

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower.

The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of

36

the fund's assets during previous periods. Pzena Investment Management, LLC ("Pzena") assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Wellington Management Company LLP ("Wellington") assumed day-to-day management of a separate portion of the fund's assets on November 13, 2020. Artisan Partners Limited Partnership ("Artisan Partners") assumed day-to-day management of a separate portion of the fund's assets on May 10, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Large Co Value Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 18.11%
Best quarter during calendar years shown—4Q 2020: 19.36%
Worst quarter during calendar years shown—1Q 2020: (32.07)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	(8.01)%	6.20%	8.06%
Return after taxes on distributions	(8.27)	4.75	6.57
Return after taxes on distributions and sale of fund shares	(4.56)	4.75	6.33
Class Y (1/19/01) Return before taxes	(2.37)	7.69	8.94
Russell 1000 Value Index (Index reflects no deduction for fees, expenses or taxes.)	2.80	9.74	10.50

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Pzena, Wellington and Artisan Partners serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Pzena—Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, has been a portfolio manager of the fund since 2008. Benjamin S. Silver, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2012. John J. Flynn, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2017.

•  Wellington—W. Michael Reckmeyer III, CFA, Senior Managing Director and Equity Portfolio Manager, and Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager, have been portfolio managers of the fund since 2020. Mr. Reckmeyer is expected to serve as a portfolio manager until June 30, 2022, at which time he is expected to retire from Wellington and no longer serve as a portfolio manager for the fund.

•  Artisan Partners—Daniel J. O'Keefe, Managing Director and Lead Portfolio Manager, and Michael J. McKinnon, Managing Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

37

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

38

PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.68%	0.68%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.20	0.19
Total annual fund operating expenses	1.13	0.87

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$659	$889	$1,138	$1,849
Class Y	89	278	482	1,073

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any

39

borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongo-

ing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

•  A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

•  A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities

40

are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk. Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Jackson Square Partners, LLC ("JSP") assumed responsibility for managing a separate portion of the fund's assets on

41

May 1, 2014. The JSP portfolio management team (as employees of a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Mar Vista Investment Partners, LLC ("Mar Vista") assumed responsibility for managing a separate portion of the fund's assets on January 20, 2015. The Mar Vista investment team (as part of a shared services arrangement with a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. J.P. Morgan Investment Management, Inc. ("J.P. Morgan") assumed day-to-day management of a separate portion of the fund's assets on October 5, 2012. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Large Co Growth Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 11.25%
Best quarter during calendar years shown—2Q 2020: 28.72%
Worst quarter during calendar years shown—4Q 2018: (15.41)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	31.37%	16.86%	14.47%
Return after taxes on distributions	38.75	15.49	12.83
Return after taxes on distributions and sale of fund shares	34.73	14.98	12.40
Class Y (2/15/01) Return before taxes	39.45	18.50	15.41
Russell 1000 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	38.49	21.00	17.21

Investment manager and advisor(s)

UBS AM serves as the fund's manager. JSP, Mar Vista and J.P. Morgan serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  JSP—Jeffrey S. Van Harte, Chairman and Chief Investment Officer, Daniel J. Prislin, Portfolio Manager and Analyst, and Christopher M. Ericksen, Portfolio Manager and Analyst, have been portfolio managers of the fund since 2007. William Montana, Portfolio Manager and Analyst, has been a portfolio manager of the fund since 2019.

•  Mar Vista—Brian L. Massey, Portfolio Manager, and Silas A. Myers, Portfolio Manager, have been portfolio managers of the fund since 2010.

•  J.P. Morgan—Giri Devulapally, Managing Director, and Joseph Wilson, Managing Director, have been portfolio managers of the fund since 2017 and 2016, respectively. Larry H. Lee, Managing Director, and Holly Fleiss, Executive Director, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

42

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

43

PACE Small/Medium Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.25	0.30
Total annual fund operating expenses	1.20	1.00

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$666	$910	$1,173	$1,925
Class Y	102	318	552	1,225

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at

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least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvi-

sor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "value equity" strategy in which the subadvisor targets smaller capitalization companies believed to have sustainable business models selling below their value.

•  A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

•  A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on

45

the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Sapience Investments, LLC ("Sapience") assumed day-to-day management of a separate portion of the fund's assets on October 20, 2016. The Sapience portfolio management team (as employees of a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on October 1, 2005. Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") assumed day-to-day management of a separate portion of the fund's assets on March 6, 2012. Huber Capital Management LLC ("Huber Capital") assumed day-to-day management of a separate portion of the fund's assets on January 24, 2017. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Small/Medium Co Value Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 19.22%
Best quarter during calendar years shown—4Q 2020: 32.30%
Worst quarter during calendar years shown—1Q 2020: (34.38)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	5.74%	8.15%	8.30%
Return after taxes on distributions	5.62	6.62	6.51
Return after taxes on distributions and sale of fund shares	3.48	5.87	6.12
Class Y (12/20/00) Return before taxes	12.12	9.62	9.11
Russell 2500 Value Index (Index reflects no deduction for fees, expenses or taxes.)	4.88	9.43	9.33

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Sapience, Kayne Anderson Rudnick and Huber Capital serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Sapience—Samir Sikka, Managing Director, has been a portfolio manager of the fund since 2016. Mr. Sikka also served as a portfolio manager of the fund from 2007 to 2016 as part of a former subadvisor to the fund.

•  Kayne Anderson Rudnick—Julie Kutasov and Craig Stone, Portfolio Managers and Senior Research Analysts, have been portfolio managers of the fund since 2012.

•  Huber Capital—Joseph Huber, Chief Executive Officer and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

47

PACE Small/Medium Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.24	1.50
Total annual fund operating expenses	1.19	2.20
Management fee waiver/expense reimbursements[2]	—	1.12
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.19	1.08

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.33% for Class A and 1.08% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$665	$907	$1,168	$1,914
Class Y	110	580	1,077	2,446

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 98% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supple-

mented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

•  A strategy in which the subadvisor seeks to identify and exploit the perception gap that exists between a company's business strength and the market's expectation of that strength.

•  A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in

49

value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge Partners, LLC ("Riverbridge") assumed day-to-day management of a portion of the fund's assets on October 1, 2005. An entity that was acquired by Calamos Advisors LLC ("Calamos") on May 31, 2019 assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Calamos assumed day-to-day management of a separate portion of the fund's assets on May 31, 2019. Jacobs Levy Equity Management, Inc. ("Jacobs Levy") assumed day-to-day management of a separate portion of the fund's assets on January 10, 2019. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual

50

after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Small/Medium Co Growth Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 13.64%
Best quarter during calendar years shown—2Q 2020: 33.75%
Worst quarter during calendar years shown—1Q 2020: (24.17)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	30.88%	15.53%	12.41%
Return after taxes on distributions	28.66	12.85	9.61
Return after taxes on distributions and sale of fund shares	19.66	11.72	9.20
Class Y (2/12/01) Return before taxes	38.67	17.09	13.23
Russell 2500 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	40.47	18.68	15.00

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Riverbridge, Calamos and Jacobs Levy serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio

Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Riverbridge—Mark Thompson, Chief Investment Officer and Co-Lead Portfolio Manager, has been a portfolio manager of the fund since 2005. Ross Johnson, Co-Lead Portfolio Manager, has been a portfolio manager of the fund since January 2021.

•  Calamos—Brandon Nelson, Senior Portfolio Manager, has been a portfolio manager of the fund since 2013.

•  Jacobs Levy—Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, and Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, have been portfolio managers of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

51

PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		0.79%		0.79%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		0.60		0.57
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.27		0.24
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.33		0.33
Total annual fund operating expenses		1.64		1.36
Management fee waiver/expense reimbursements[2]		0.06		0.03
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]		1.58		1.33

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.25% for Class A and 1.00% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end

52

of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$702	$1,033	$1,387	$2,382
Class Y	135	428	742	1,632

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the sub-

53

advisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that uses fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, factor-based approach to investing using a systematic process and identifies securities to buy "long" and sell "short" based on a quantitative assessment of whether securities will outperform or underperform the market.

•  A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long

54

position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as antici-

pated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may

55

be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on April 1, 2004. Los Angeles Capital Management LLC ("Los Angeles Capital") assumed day-to-day management of another portion of the fund's assets on September 13, 2013. Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") assumed day-to-day management of a separate portion of the fund's assets on January 15, 2016. The Baird investment team (as employees of a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on August 5, 2013. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE International Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 8.80%
Best quarter during calendar years shown—2Q 2020: 17.05%
Worst quarter during calendar years shown—1Q 2020: (22.92)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (11/27/00) Return before taxes	4.74%	6.46%	5.14%
Return after taxes on distributions	4.45	5.78	4.61
Return after taxes on distributions and sale of fund shares	2.98	5.02	4.08
Class Y (1/17/01) Return before taxes	11.23	7.98	6.04
MSCI EAFE Index (net) (Index reflects no deduction for fees and expenses.)	7.82	7.45	5.51

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, Los Angeles Capital and Baird serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Mondrian—Elizabeth A. Desmond, CFA, Deputy Chief Executive Officer and Chief Investment Officer of International Equities, has been a portfolio manager of the fund since 2009. Nigel Bliss, Senior Portfolio Manager, and Steven Dutaut, CFA, Senior Portfolio Manager, have been portfolio managers of the fund since 2014.

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•  Los Angeles Capital—Hal W. Reynolds, CFA, Chief Investment Officer, and Daniel E. Allen, CFA, Chief Executive Officer and President, have been portfolio managers of the fund since 2013. Laina Draeger, CFA, Senior Portfolio Manager and Director of Portfolio Strategy and Responsible Investing has been a portfolio manager of the fund since 2020.

•  Baird—Brian Beitner, CFA, Partner and Portfolio Manager, has been a portfolio manager of the fund since 2013. Jesse Flores, CFA, Partner and Portfolio Manager, Haicheng Li, CFA, Managing Partner and Portfolio Manager, and Nathaniel Velarde, Partner and Portfolio Manager, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses (includes administration fee of 0.10%)[1]	0.41	0.40
Total annual fund operating expenses	1.66	1.40
Management fee waiver/expense reimbursements[2]	0.21	0.20
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.45	1.20

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.45% for Class A and 1.20% for Class Y. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$689	$1,025	$1,384	$2,391
Class Y	122	423	747	1,662

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

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Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies, including exchange-traded funds ("ETFs"), that invest in emerging markets. The fund invests in securities of companies with varying market capitalizations.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes ana-

lyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A strategy that invests in mid and large cap companies with a quality growth orientation.

•  A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

•  A disciplined, deep value strategy based on fundamental research.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

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Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as

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expected or result in effective investment decisions for the fund.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on September 28, 2004. William Blair Investment Management, LLC ("William Blair") assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011. RWC Asset Advisors (US) LLC ("RWC") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2019. ARGA Investment Management, LP ("ARGA") assumed day-to-day management of a separate portion of the fund's assets on December 11, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE International Emerging Markets Equity Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: (0.30)%
Best quarter during calendar years shown—2Q 2020: 21.45%
Worst quarter during calendar years shown—1Q 2020: (26.12)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (12/11/00) Return before taxes	13.16%	9.65%	2.08%
Return after taxes on distributions	13.06	9.61	2.13
Return after taxes on distributions and sale of fund shares	8.11	7.84	1.84
Class Y (2/9/01) Return before taxes	20.08	11.20	2.92
MSCI Emerging Markets Index (net) (Index reflects no deduction for fees and expenses)	18.31	12.81	3.63

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, William Blair, RWC and ARGA serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Mondrian—Andrew Miller, CFA, Chief Investment Officer, Ginny Chong, CFA, Senior Portfolio Manager and Head of Chinese Equities, and Gregory Halton, CFA, Senior Portfolio Manager, have been portfolio managers of the fund since 2004, 2004 and 2006, respectively.

•  William Blair—Todd M. McClone and Jack Murphy, Partners of William Blair, have been portfolio managers of the fund since 2011 and 2016, respectively.

•  RWC—John Malloy, Portfolio Manager, has been a portfolio manager of the fund since 2019.

•  ARGA—A. Rama Krishna, CFA, Chief Investment Officer, Takashi Ito, CFA, Global Business Analyst, and Sujith Kumar, Global Business Analyst, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Global Real Estate Securities Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	0.70%
Distribution and/or service (12b-1) fees	0.25
Other expenses (includes administration fee of 0.10%)[1]	0.67
Total annual fund operating expenses	1.62
Management fee waiver/expense reimbursements[2]	0.17
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.45

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.45% for Class A. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$689	$1,017	$1,368	$2,353

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

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when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supple-

mented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves focusing on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. Preferred stocks in which the fund may invest are also sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation

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are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing

65

buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance
Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") assumed day-to-day management of a separate portion of the fund's assets on March 11, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Global Real Estate Securities Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 18.40%
Best quarter during calendar years shown—1Q 2019: 15.21%
Worst quarter during calendar years shown—1Q 2020: (28.66)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (12/18/06) Return before taxes	(16.09)%	1.61%	4.29%
Return after taxes on distributions	(16.91)	0.08	3.06
Return after taxes on distributions and sale of fund shares	(9.52)	0.59	2.83
FTSE EPRA/NAREIT Developed Index (Index reflects no deduction for fees, expenses or taxes.)	(8.18)	4.72	6.33

Investment manager and advisor(s)

UBS AM serves as the fund's manager. MFS serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  MFS—Rick Gable, Investment Officer, has been a portfolio manager of the fund since March 2021.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 129 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 252 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		1.30%		1.30%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		1.38		1.38
Miscellaneous expenses (includes administration fee of 0.10%)	0.45		0.44
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.93		0.94
Acquired fund fees and expenses[2]		0.08		0.08
Total annual fund operating expenses		3.01		2.76
Management fee waiver/expense reimbursements[3]		0.12		0.11
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		2.89		2.65

1  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

2  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

3  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated: (1) to waive its management fees through November 30, 2022 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.88% for Class A and 1.63% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$826	$1,419	$2,035	$3,686
Class Y	268	846	1,450	3,082

*  Except that the expenses reflect the effects of the fund's fee waiver/expensereimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 418% of the average value of its portfolio.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including exchange-traded funds ("ETFs"), and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, directly manages a separate portion of the fund's assets (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures), and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). The allocation of the fund's assets between subadvisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team

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constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of UBS AM and the subadvisors include:

•  An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

•  A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

•  A "currency strategy" that seeks to produce absolute return from investing in currency markets.

•  A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

•  A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

•  A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

•  A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these

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repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the

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strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

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Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower.

The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The MSCI World Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. A predecessor entity of Allspring Global Investments, LLC ("Allspring") assumed day-to-day management of a separate portion of the fund's assets at the inception of the fund. Allspring assumed day-to-day management of a separate portion of the fund's assets on November 1, 2021. First Quadrant, LLC ("First Quadrant") assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. UBS AM assumed day-to-day management of a separate portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. Sirios Capital Management, L.P. ("Sirios") assumed day-to-day management of a separate portion of the fund's assets on May 20, 2015. Aviva Investors Americas LLC ("Aviva") assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016. PCJ Investment Counsel Ltd. ("PCJ") assumed day-to day management of a separate portion of the fund's assets on July 8, 2016. Kettle Hill Capital Management, LLC ("Kettle Hill") assumed day-to-day management of a separate portion of the fund's assets on September 6, 2017. DLD Asset Management, LP ("DLD") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Magnetar Asset Management LLC ("Magnetar") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who

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hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Alternative Strategies Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2021: 1.26%
Best quarter during calendar years shown—1Q 2012: 6.22%
Worst quarter during calendar years shown—3Q 2011: (6.25)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class A (4/10/06) Return before taxes	3.44%	1.29%	2.33%
Return after taxes on distributions	1.59	0.72	1.87
Return after taxes on distributions and sale of fund shares	2.13	0.77	1.62
Class Y (7/23/08) Return before taxes	9.67	2.72	3.18
FTSE Three-Month US Treasury Bill Index (Index reflects no deduction for fees, expenses or taxes.)	0.58	1.16	0.60
Bloomberg Global Aggregate Index (Index reflects no deduction for fees, expenses or taxes.)	9.20	4.79	2.83
MSCI World Index (net) (Index reflects no deduction for fees and expenses.)	15.90	12.19	9.87
HFRI Fund of Funds Composite Index (Index reflects no deduction for fees, expenses or taxes.)	10.88	4.56	3.32

Investment manager and advisor(s)

UBS AM serves as the fund's manager and directly manages a separate portion of the fund's assets. Allspring, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Edward Eccles, Executive Director and Portfolio Manager, Christopher Andersen, CFA, Executive Director and Portfolio Manager, David Kelly, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Allspring—Dennis Bein, Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  First Quadrant—Dori Levanoni, Partner (Investments), and Jeppe Ladekarl, Partner and Co-Chief Investment Officer, have been portfolio managers of the fund since 2009 and 2016, respectively.

•  Sirios—John F. Brennan, Jr., co-founder and Managing Director of Sirios, has been a portfolio manager of the fund since 2015.

•  Aviva—Peter Fitzgerald, Chief Investment Officer of Multi-Assets and Macro has been a portfolio manager of the fund since 2016. Ian Pizer, Portfolio Manager, has been a portfolio manager of the fund since May 2021.

•  PCJ—Adam Posman, President and Chief Investment Officer, Heiki Altosaar, Vice President and Chief Compliance Officer, and Jenny Yan, Vice President have been portfolio managers of the fund since 2016. Kevin Kingsley, Vice President, has been a portfolio manager of the fund since 2018.

•  Kettle Hill—Andrew Y. Kurita, Managing Member, Portfolio Manager and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

•  DLD—Sundeep Duttaroy, Portfolio Manager, and Mark Friedman, Chief Investment Officer, have been portfolio managers of the fund since 2020.

•  Magnetar—Devin Dallaire, Head of Products, Systematic Investing, has been a portfolio manager of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in this prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary

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income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund also may invest in other types of investment grade fixed income instruments, and may invest up to 5% of its net assets in non-investment grade bonds (commonly known as "junk bonds") (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US, such as the Government National Mortgage Association and the Federal Housing Administration. The fund may invest in other mortgage-backed securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also may invest in mortgage-backed securities sponsored or issued by private entities, i.e., generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities.
TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Mortgage-Backed Securities Index, which as of July 31, 2021 was approximately 3.86 years and may change over time. This means that the duration of the fund could range from approximately 1.93 years to 5.79 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 2 years generally will decrease in value by about 2%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 2%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Intermediate Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, which as of July 31, 2021 was approximately 6.57 years and may change over time. This means that the duration of the fund could range from approximately 3.29 years to 9.86 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the

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fund's subadvisor(s). BlackRock Financial Management, Inc. ("BlackRock Financial") currently serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") as a sub-sub-advisor to provide certain investment advisory services with respect to non-US jurisdictions pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. BlackRock Financial oversees the investment advisory activities of BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Bloomberg US Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Government/Credit Index, which as of July 31, 2021 was approximately 7.60 years and may change over time. This means that the duration of the fund could range from approximately 3.80 years to 11.40 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 8 years generally will decrease in value by about 8%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 8%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National

Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate, total return and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

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More information about the funds—PACE Strategic Fixed Income Investments

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the sub-

advisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Neuberger Berman invests primarily in a diversified mix of fixed rate and floating rate debt securities. Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, and credit) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections within the type of securities that the fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-US dollar denominated securities.

When assessing the worth of a particular security, Neuberger Berman's research and portfolio management teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to (i) establish an internal outlook, (ii) evaluate the market's outlook as it is reflected in asset prices, and (iii) contrast the two. The teams then use the information generated by this process to decide which securities the fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity using a strategy that employs a consistently applied, risk managed approach to portfolio management that leverages PIMCO's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools. PIMCO establishes duration targets

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for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by about 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 4%.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. Municipal bonds that are downgraded to a below investment grade rating (or equivalent quality) after the initial purchase of such bonds may continue to be held in the fund's portfolio.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Insight North Americas LLC ("Insight") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select

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the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In deciding which securities to buy for the fund, Insight seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Insight uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Insight also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Insight may make modest duration adjustments based on economic analyses and interest rate forecasts. Insight generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Insight also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Fixed Income Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds"). The fund normally invests in a minimum of four countries, including the United States.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Global Aggregate Index, which as of July 31, 2021 was approximately 7.46 years and may change over time. This means that the duration of the fund could range from approximately 3.73 years to 11.19 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 7 years generally will decrease in value by about 7%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 7%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures (specifically, inter-

est rate futures), swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supple-

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mented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

J.P. Morgan will generally invest, either directly or through the use of financial derivative instruments where appropriate, in global fixed income securities. Issuers of these securities may be located in any country, including emerging markets. J.P. Morgan may invest a significant portion of the fund's assets in agency mortgage-backed securities, asset-backed securities and covered bonds with a less significant exposure to other structured products. J.P. Morgan may invest the fund's assets, to a limited extent, in below investment grade and unrated debt securities. J.P. Morgan may also use financial derivative instruments for hedging purposes. The financial derivative instruments J.P. Morgan may use include, but are not limited to, futures, options, forward contracts on financial instruments and options on such contracts, credit linked instruments and swap contracts and other fixed income, currency and credit derivatives. J.P. Morgan may also invest the fund's assets in other non-US funds, and in assets denominated in any currency. A substantial part of the assets of the fund will be hedged into US dollars. Short-term money market instruments and deposits with credit institutions may be held on an ancillary basis.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds"). Such investments may be represented by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including ETFs, that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index (Hedged in USD), which as of

July 31, 2021 was approximately 3.83 years and may change over time. This means that the duration of the fund could range from approximately 1.92 years to 5.75 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by about 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by about 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Nomura Corporate Research and Asset Management Inc. ("NCRAM") currently serves as the fund's subadvisor. Nomura has retained Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") as a sub-manager to provide certain investment advisory services with respect to Asian investments pursuant to a sub-management contract

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between NCRAM and NAM Singapore. NCRAM oversees the investment advisory activities of NAM Singapore.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Nomura believes that a total return strategy driven by credit research with a top-down view is the best way to generate alpha in high yield. Nomura focuses on companies that can carry their debt loads through the economic cycle (i.e., "Strong Horse" credits), generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, the income generated by the bonds of these companies may be supplemented by capital appreciation. Nomura believes these companies are less likely to default on payments of principal or interest to bondholders. The approach is a collaborative effort, with ideas generated by the entire investment team. Nomura analysts are organized on a sector basis and trained to focus on the return being offered for the risk being taken. In seeking total return through Strong Horse companies, Nomura focuses on avoidance of credit loss and a deep understanding of relative value and the catalysts that drive bond price appreciation.

Nomura's portfolio construction philosophy follows a fundamental, bottom-up approach with a top-down overlay that is driven by three broad factors:

•  Creative idea generation by leveraging an open seating environment.

•  Thorough research from experienced analysts that includes a comprehensive evaluation of each issuer's business risk, financial risk, and the structure associated with each issue.

•  Disciplined portfolio construction targeting the best risk and reward opportunities, also taking into account liquidity at both the issuer and portfolio level.

In determining position size, the most important factor is Nomura's in-depth credit analysis, as it seeks to identify and invest in companies that embody the pillars of a Strong Horse credit. Nomura aims to right-size its positions based on the perceived risks and possible future catalysts for performance, seeking to create portfolios that are diversified by issuer, credit quality and industry. Portfolio managers will also actively manage the credit ratings, industry, duration, and regional exposures of the fund. Nomura also closely monitors credit risks, as credits and prices constantly change, and seeks to re-adjust its security allocations accordingly.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed

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by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. As of July 31, 2021, the Russell 1000® Value Index included companies with a market capitalization range of approximately $780.7 million and $1,805.6 billion. The market capitalization range and the composition of the Russell 1000® Value Index are subject to change. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM") and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supple-

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mented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its "deep value" philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

In managing its portion of the fund's assets, Wellington invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations. Wellington focuses on solid companies with temporary issues, rather than distressed opportunities, which inherently entails more risk. Wellington's strategy utilizes a contrarian approach focused on longer-term fundamentals to create a portfolio with an above-market projected growth rate and higher dividend yield and which trades at a discount to the market. The investment team conducts detailed fundamental research on each stock that is identified as a solid, but temporarily out-of-favor, company with sustainable or growing dividends. In addition to focusing on valuation, the investment team seeks to find companies they believe have the potential to continue paying their dividends in weak economic environments. Key research is generated by members of the investment team and is aggregated and compared via Wellington's fact sheet methodology. The methodology is a means by which each investment opportunity and existing portfolio position is ranked based on total appreciation potential. It incorporates Wellington's fundamental analysis and detailed financial modeling of earnings growth potential, and relative price-to-earnings estimation for each company. The potential investment universe is narrowed through a fundamentally-based focus on "areas of opportunity" (misunderstood negative events, temporarily depressed returns, management changes, industry consolidation) that the investment team believes creates the potential for excessive valuation discounts relative to normalized expectations. Based on fact sheet comparisons, Wellington seeks to identify new positions that may improve the portfolio's aggregate total return potential and candidates for possible sales.

In managing its portion of the fund's assets, Artisan Partners' investment team employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range. The team seeks to invest in what it considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams. The team's investment process focuses on four key characteristics:

•  Undervaluation—Determining the intrinsic value of a business is the heart of the team's research process. The team believes that intrinsic value represents the

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amount that a buyer would pay to own a company's future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

•  Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

•  Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•  Shareholder-Oriented Management—The team's research process attempts to identify management teams with a history of building value for shareholders.

Companies that qualify through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team's estimate of the company's intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts, subject to adjustments for investment-related concerns, including diversification, risk management and liquidity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. As of July 31, 2021, the Russell 1000® Growth Index included companies with a market capitalization range of approximately $780.7 million and $2,414.9 billion. The market capitalization range and the composition of the Russell 1000® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country). Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly,

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quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, JSP invests primarily in common stocks of large capitalization growth-oriented companies that JSP believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, JSP seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. JSP also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. JSP researches individual companies and analyzes economic and market conditions, seeking to identify the securities that JSP thinks are the best investments for the fund. Specifically, JSP looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, JSP looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although JSP tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies as private entities to determine the intrinsic worth of the business. Mar Vista uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista's estimate of intrinsic value, the company's fundamentals fall short of Mar Vista's investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of US companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models

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and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for companies to continue to exceed market expectations over the intermediate to long-term.

J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. As of July 31, 2021, the Russell 2500® Value Index included companies with a market capitalization range of approximately $36.2 million and $28.9 billion. The market capitalization range and the composition of the Russell 2500® Value Index are subject to change. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual

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responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In advising its segment of the fund, Sapience directly researches smaller capitalization companies with sustainable business models from an objective perspective. Sapience attempts to identify companies selling below intrinsic value with clear value drivers to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

Sapience utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies. Sapience concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. Sapience typically requires the existence of one or more factors, or value drivers, that it considers an impetus for change at the companies in which it invests. In other words, the team strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that are characterized by differentiated resilient business models, solid balance sheets and free cash flow generation, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves a historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on both an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe using a variety of proprietary models to establish the value of a business under various scenarios.

Kayne Anderson Rudnick's portfolio managers, in consultation with analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

Huber Capital's "deep value" strategy seeks long-term total investment return through capital appreciation, generally investing its assets in 40-80 common stocks of US companies with a market capitalization range generally consistent with, but in some cases higher than, that of the Russell 2500® Value Index, the fund's benchmark, and whose stocks are considered by Huber Capital to be undervalued.

Huber Capital may also make investments in securities of non-US issuers, including issuers in emerging markets. Huber Capital will invest primarily in domestic US securities but may invest up to 20% of its net assets in American Depositary Receipts, dollar-denominated securities of non-US issuers, or directly in securities of non-US issuers. Excluded from the securities of non-US issuers calculation are those securities which are members of a major US index or whose primary listing is on a major US exchange or quote system.

Huber Capital may invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for opportunistic purposes or for temporary defensive purposes in response to adverse market, economic or political conditions.

Huber Capital employs a value investing style, investing in stocks which, in Huber Capital's opinion, trade at a significant discount to the present value of future cash flows. Huber Capital attempts to identify out-of-favor stocks that represent solid fundamental value. Huber Capital identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research. The process includes an initial review, in-depth

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analysis and employment of Huber Capital's proprietary valuation methodology.

Huber Capital's decision to sell portfolio securities is based on valuation, risk and portfolio guidelines. As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Proceeds from sales are reinvested in companies that are more attractively valued based on purchase disciplines.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. As of July 31, 2021, the Russell 2500® Growth Index included companies with a market capitalization range of approximately $60.3 million and $25.5 billion. The market capitalization range and the composition of the Russell 2500® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"),

the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within

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the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

In managing its segment of the fund's assets, Calamos seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Calamos uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Calamos forms an investment decision based on this research and an assessment of the market's perception of these companies. Calamos may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Calamos may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

Jacobs Levy invests in small- and mid-cap growth stocks for the fund using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. Jacobs Levy's security evaluation process focuses on the modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, security prices and other information. This approach is intended to promote investment exposure across securities, industries, and sectors, while managing risk exposures relative to an underlying benchmark. The range of models used by Jacobs Levy is intended to provide the fund with exposure to numerous potential opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund bor-

rows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

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advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian utilizes a strategy that uses fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis. Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30"). Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its segment of the fund's assets, Baird endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered out-

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side of the United States. The portfolio consists of a carefully diversified set of best idea equities that Baird believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Baird has a long-term time horizon.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE International Emerging Markets Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries, and may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies, including ETFs, that invest in emerging markets. The fund invests in securities of companies with varying market capitalizations.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This

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approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its portion of the fund's assets, William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis.

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

In managing its segment of the fund's assets, RWC combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with attractive risk/return profiles based, in part, on RWC's experience investing in a wide range of markets at various stages of development. RWC's strategy focuses on companies that demonstrate robust growth characteristics and are undervalued by investors. RWC first performs qualitative and quantitative macroeconomic research regarding environment and potential tailwinds and headwinds for regions and countries, which then drives its bottom-up research on specific companies. Macroeconomic factors that RWC considers in its investment process include strength of the business cycle, inflation management, foreign exchange reserves, current account balance, fiscal policy, gross domestic product growth, and monetary policy. These factors are subsequently analyzed along with institutional and political factors. RWC may adjust its strategy to help manage the segment's liquidity and position sizing, and may sell a security that reaches its price target or that is negatively impacted by changes in macroeconomic conditions or geographic-, sector- or issuer-specific factors.

In managing its segment of the fund's assets, ARGA invests in what it believes to be under-valued businesses based on long-term earnings power and dividend-paying capability. ARGA's investment approach is based on fundamental research and present value. ARGA believes investor sentiment and management behavior create recurring investment opportunities. ARGA's strategy is based on a view that, at times, companies face temporary challenges from macroeconomic, regulatory, industry or company-specific factors that impact fundamentals, and that although such factors are frequently transitory in nature, they can have a disproportionate adverse impact on a company's valuation. As these factors dissipate over a longer horizon and companies overcome these temporary setbacks, valuations recover. ARGA uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on expected long-term earnings and dividends. ARGA limits downside risk through company stress tests, diversification across industries, geographies and currencies and adherence to portfolio construction guidelines that balance return and risk.

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ARGA considers economic conditions, company quality and environmental, social and governance matters that may magnify risk. As ARGA does not consider market indices, there may be periods when the strategy's performance fluctuates widely from market indices.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Real Estate Securities Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Principal investments

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

Management process

The fund employs a "manager of managers" structure. UBS AM, the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). MFS currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing the fund's assets, MFS invests the fund's assets primarily in equity securities with a focus on investments in equity REITs as well as similar entities formed under the laws of non-US countries. MFS may

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also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments. While issuers of real estate-related investments tend to have small-to-medium market capitalizations, MFS may invest the fund's assets in real estate-related investments of any size. MFS typically allocates the fund's investments across different REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities, but may, from time to time, focus the fund's investments in any one or a few of these areas. MFS normally invests the fund's assets across different countries and regions, but may invest a significant percentage of the fund's assets in issuers in a single country or region. MFS may invest a significant percentage of the fund's assets in a single issuer or a small number of issuers. MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered in selecting investments for the fund may include an issuer's management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an investment. ESG factors considered may include, but are not limited to, an issuer's governance structure and practices, social issues such as diversity and labor practices, and environmental issues such as climate change impact

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies
Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including ETFs, and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures, and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's other subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). Allspring Global Investments, LLC ("Allspring"), First Quadrant, LLC ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors

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Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"). Kettle Hill Capital Management, LLC ("Kettle Hill") , DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The allocation of the fund's assets between subadvisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

UBS AM, Allspring, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar employ the following portfolio management strategies:

•  Opportunistic Strategy (UBS AM);

•  Long/Short Global Equity Strategy (Allspring);

•  Currency Strategy (First Quadrant);

•  Liquid Alternative Long/Short Equity Strategy (Sirios);

•  Global Unconstrained Multi-Strategy Approach (Aviva);

•  Absolute Return Equity Market Neutral Strategy (PCJ);

•  Long/Short US Small Cap Equity Strategy (Kettle Hill);

•  Relative Value Strategy (DLD); and

•  Merger Arbitrage Strategy (Magnetar).

Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS AM also may utilize additional or changes to investment strategies with the current subadvisors subject to the oversight of the fund's board of trustees.

Opportunistic Strategy—UBS AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce

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cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Long/short global equity strategy—Allspring employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that Allspring believes will out-perform the market, and sells securities "short" that Allspring believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on Allspring's assessment of market conditions and other factors. Allspring may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Currency Strategy—First Quadrant employs a "currency strategy." First Quadrant seeks positive absolute returns from its active currency strategy to deliver returns (or alpha) that are not correlated to the movements of other securities markets. The strategy seeks to exploit factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures. This investment process involves the use of the First Quadrant's proprietary investment models which are the systematic expression of its research and fundamental ideas. The investment models may not be able to protect against or capture certain extraordinary sudden market events such as US or foreign governments' actions or interventions, and as a result may not be as effective during these periods. First Quadrant's portfolio management team maintains the ultimate discretion over the investment models and investment decisions.

The strategy may be exposed to currencies of developed and emerging-market countries that, in First Quadrant's opinion, have liquid currency markets. Under normal market conditions, the strategy will be primarily exposed to currency through currency forwards, cross currency forwards, spot currency transactions and currency options. The strategy's investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another non-base currency versus the US dollar. The fund may hold cash or invest its cash balances at times and in any permissible investments deemed appropriate by First Quadrant in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers. The strategy seeks to achieve positive absolute returns, or a positive return regardless of market conditions, through the income produced by investing cash and any net gains resulting from fluctuations in the values of currencies. Net losses on currency transactions will reduce positive absolute returns.

The strategy may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) its security price appears to be overvalued; or (3) a more attractive investment opportunity is identified.

Liquid alternative long/short equity strategy—Sirios employs a liquid alternative long/short equity strategy. Sirios generally utilizes long positions that it believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.

Sirios expects to maintain significant short positions. Although Sirios intends to maintain an overall long position in its portfolio investments, in certain circumstances, Sirios's short positions may approach or reach the size of its allocated portion's overall long position.

Investments in equity securities may include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts, pooled investment vehicles, including other investment companies and ETFs, and master limited partnerships. Sirios may also invest in fixed income securities and other debt instruments, including bank debt,

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US Treasury securities and money market instruments. Its investments may include securities of US and foreign issuers, including securities of issuers in emerging market countries, and securities denominated in a currency other than the US dollar. Sirios invests in securities of issuers of any market capitalization.

Sirios may also use derivative instruments, such as options, forwards, swaps (including total return swaps) and other derivative instruments or combinations of derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of its allocated portion of the fund's assets.

Global Unconstrained Multi-Strategy Strategy—Aviva seeks to deliver returns by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, Aviva decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Strategies may involve buying a share on the market or buying a derivative with the option to buy the share at a future date. Aviva believes multi-strategy investing provides it with many ways to reflect ideas more precisely than is possible in traditional funds.

Aviva may make significant investments in derivatives, such as futures, options, swaps, swaptions and forwards, by taking long and synthetic short positions in markets, securities and baskets of securities. Derivatives usage may include, but is not limited to, derivatives on interest rates, inflation rates, bonds, credit, equity, financial indices, volatility, dividend payments and currencies. Derivatives may be utilized for hedging, efficient portfolio management and other investment purposes, and may be exchange-traded or traded over-the-counter.

The portfolio managers pick diverse strategies that can take views on asset classes, sectors, currencies, interest rates, inflation and volatility. The portfolio managers pick a range of strategies expected to work well together whether markets are rising or falling so that Aviva's portion of the fund can deliver growth while managing volatility.

The following three beliefs underpin Aviva's investment process and portfolio construction:

•  Markets are not efficient—markets are quick to embed information but not always the correct information, potentially leading to large swings in sentiment.

•  Markets are more focused on the short term than the medium-to-long term. Aviva's three-year investment outlook is significantly longer term in nature than many market participants, allowing Aviva to benefit from the resulting market inefficiencies. This provides an opportunity to find investment ideas and capture attractive risk-adjusted returns more consistently over a three-year investment period.

•  Diversification is of the same importance as idea generation. Moreover, Aviva believes that a portfolio construction process that recognizes the importance of risk is essential for building a well-diversified portfolio.

Aviva's portfolio managers allocate assets between investment strategies depending on how much each strategy contributes to fund risk. The fund does not seek to beat a benchmark index or peer group. Consequently, the portfolio managers can invest as much or as little as they want across asset classes and geographies. The portfolio managers and dedicated risk managers monitor how well Aviva's strategies work together in diversifying risk across the fund, resizing positions or rebalancing the portfolio as appropriate.

Aviva's dedicated risk managers are solely focused on AIMS funds and are integral to portfolio construction. They use long-term and short-term ex-ante risk models, together with hypothetical and historical scenario stress tests to provide the framework for their analysis. Critically, these models and tests alone are not sufficient validation for risk; a negative result means that the portfolio management team will not implement a position. However, even positive results from the models and tests are analysed by the on-desk risk team and portfolio managers, who use their experience to interpret the results in the context of the prevailing market.

Liquidity of underlying instruments is a key consideration in the portfolio construction process. Positions held by the fund should be scalable and easily exited, should the need arise. Aviva aims to minimize the frequency of dealing via entering/exiting positions, but may adjust position sizing as required.

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More information about the funds—PACE Alternative Strategies Investments

The ideas proposed by investment experts across Aviva's business are broadly grouped into "market strategies", "opportunistic strategies" or "risk-reducing strategies". There are no fixed levels of exposure to these categories of strategies as the most attractive ideas will drive the category allocations at any one time.

Market strategies focus on harvesting the risk premia from traditional asset markets which Aviva believes offer attractive long-term returns. Opportunistic strategies aim to profit from market mispricing that may exist due to market segmentation, central bank intervention or regulatory changes. Aviva believes opportunities can be created by market panics or beliefs driven by external events. For instance, a particular market or sector may become undervalued compared to others due to overreaction to a short-term event. Aviva aims to generate positive returns over the medium-term (in this case, three years), depending on a broadly positive market environment and irrespective of the business cycle.

In times of market stress, risk-reducing strategies can significantly add to the fund's returns, while retaining a neutral to positive return over a three-year horizon. Risk-reducing strategies would be expected to perform particularly strongly in a weaker broad market environment. Such strategies would act similar to a hedging strategy that does not incur additional costs to implement.

Absolute Return Equity Market Neutral Strategy—PCJ's investment objective is to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios. The strategy is a non-traditional investment product that seeks to generate absolute returns through security selection (primarily in Canadian and US stocks) while targeting low volatility and correlation to market movements. PCJ strives to achieve this objective primarily by investing in attractively valued securities with superior fundamentals such as valuations, growth profiles and profitability, while hedging by taking short positions in securities that present an inferior return profile as a way to minimize market risk. Securities in which the strategy may invest include cash, money market instruments, debt instruments, currencies and derivatives including, but not limited to, exchange traded futures contracts on equities, bonds and commodities.

Long/Short US Small Cap Equity Strategy—Kettle Hill employs a strategy that is characterized by a value orientation with an emphasis on identifying potential intermediate-term catalysts that will drive share price performance. The combination aims to create a differentiated strategy with roots in a value discipline with some elements of growth investing. The strategy is further enhanced by active portfolio management and trading.

The strategy seeks to identify companies undergoing material dynamic change not yet recognized by the market. Kettle Hill seeks to anticipate significant changes in earnings at companies by looking for long investments that are characterized by companies undergoing earnings growth with low valuations and potentially low downside risk. Potential short investments include companies in secular decline, with what Kettle Hill views as poor management teams, deteriorating fundamentals, and/or less diversified business models that face specific negative catalysts in the near- or mid-term.

The nature of an identified catalyst may be positive or negative and the corresponding opportunities long or short. The types of catalysts that drive meaningful changes in earnings include new products, new management, restructuring programs, recapitalizations, acquisitions, divestitures, spin-offs, initial public offerings, liquidity events, financings, large changes in the supply/demand balance and/or changes in the competitive structure of the applicable industry. Such events and conditions may lead to significant price movements which Kettle Hill seeks to capture. Given the specific nature of these changes or events, Kettle Hill believes that these price changes will sometimes be uncorrelated to small cap indices.

The strategy is meant to strike a balance between the return potential of the individual securities and the risks embedded in the marketplace, especially those associated with the small cap sector. Net exposure may vary substantially as a result of Kettle Hill's bottom up investment process and overall view of the market.

Relative Value Strategy—DLD seeks to combine fundamental research and statistical screens to build a portfolio of primarily shorter duration convertible securities, isolating affordable relative value in the convertible

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bond, high yield and listed options markets. DLD will target holdings of 20-40 positions within its sleeve of the fund at any given time. DLD's strategy seeks to identify opportunities in four main areas:

•  Put/carry trades that focus on deep in-the-money convertible securities with positive to neutral cash flow, and which create natural hedges for the portfolio.

•  Catalyst/event trading where DLD looks to isolate opportunities through research and probability analysis.

•  Balanced trading that focuses on convertible securities with undervalued option and credit elements.

•  Volatility trading that focuses on short duration convertible securities that are actively trading underlying equity while remaining market neutral.

Merger Arbitrage Strategy—Magnetar uses a merger arbitrage strategy to seek to achieve absolute returns. Magnetar utilizes a rule-based approach to investing and will typically invest in equity securities (including in derivatives linked to the value of the equity securities) of companies that are targets of potential merger transac-

tions by purchasing target company securities at a discount to the expected value of such securities upon completion of the transaction. Typically, in an announced cash-for-stock or stock-for-stock transaction, Magnetar will buy equity securities of the target company, and in the case of a stock-for-stock transaction, Magnetar will also sell short the equity securities of the acquiring company. In either case, Magnetar aims to realize the price differential if and when the transaction closes. Magnetar intends to invest in a portfolio of target company equity securities meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium, and considers various factors in making investment decisions, including ramp-up periods, subscriptions and redemptions, position entry and exit conditions, market appreciation or depreciation, and desired maximum position sizes. Magnetar expects to use leverage and a variety of hedging techniques including short selling.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives, principal risks and investment strategies

Additional information about investment objectives

The investment objective of each fund is nonfundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments

Ranking	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
1	Mortgage- related securities risk	Interest rate risk	Credit risk	Municipal securities risk	Interest rate risk	High yield securities ("junk bonds") risk
2	Interest rate risk	Credit risk	Interest rate risk	Interest rate risk	Credit risk	Credit risk
3	Credit risk	Mortgage- related securities risk	Mortgage- related securities risk	Credit risk	Foreign investing risk	Interest rate risk
4	US government securities risk	US government securities risk	High yield securities ("junk bonds") risk	Related securities concentration risk	Foreign custody risk	Loan Investments risk
5	Prepayment risk	Prepayment risk	US government securities risk	US government securities risk	Mortgage- related securities risk	Valuation risk
6	Arbitrage trading risk	Foreign investing risk	Prepayment risk	Prepayment risk	US government securities risk	Foreign investing risk
7	Short sales risk	High yield securities ("junk bonds") risk	Foreign investing risk	Liquidity risk	High yield securities ("junk bonds") risk	Market risk
8	Portfolio turnover risk	Portfolio turnover risk	Foreign currency risk	Market risk	Prepayment risk	Liquidity risk
9	Market risk	Market risk	Municipal securities risk	Management risk	Portfolio turnover risk	Leverage risk associated with financial instruments
10	Liquidity risk	Liquidity risk	Structured security risk		Market risk	Derivatives risk
11	Leverage risk associated with financial instruments and practices	Leverage risk associated with financial instruments	Repurchase agreements risk		Liquidity risk	Investment company risk
12	Management risk	Derivatives risk	Portfolio turnover risk		Leverage risk associated with financial instruments	Management risk
13		Swap agreement risk	Market risk		Derivatives risk
14		Management risk	Liquidity risk		Swap agreement risk
15			Leverage risk associated with financial instruments		Management risk
16			Derivatives risk

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Ranking	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
17			Swap agreement risk
18			Management risk
19			Multi-manager risk

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments

Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
1	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk
2	Sector risk	Sector risk	Limited capitalization risk	Limited capitalization risk	Foreign investing risk	Foreign investing risk	Real estate industry risk	Sector risk
3	Foreign investing risk	Foreign investing risk	Sector risk	Sector risk	Emerging market risk	Emerging market risk	Real estate investment trust risk	Credit risk
4	Market risk	Market risk	Foreign investing risk	Market risk	Foreign currency risk	Foreign currency risk	Sector risk	Interest rate risk
5	Leverage risk associated with financial instruments	Liquidity risk	Market risk	Foreign investing risk	Foreign custody risk	Foreign custody risk	Foreign investing risk	Foreign investing risk
6	Initial public offerings risk	Initial public offerings risk	Management risk	Model and data risk	Short sales risk	Geographic concentration risk	Foreign currency risk	Foreign currency risk
7	Limited capitalization risk	Limited capitalization risk	Multi- manager risk	Management risk	Market risk	Limited capitalization risk	Foreign custody risk	Limited capitalization risk
8	Model and data risk	Interest rate risk		Multi- manager risk	Leverage risk associated with financial instruments and practices	High yield securities ("junk bonds") risk	Limited capitalization risk	High yield securities ("junk bonds") risk
9	Management risk	Credit risk			Credit risk	Market risk	Leverage risk associated with financial	US government securities risk instruments
10	Multi- manager risk	Management risk			Derivatives risk	Investment company risk	Market risk	Short sales risk
11		Multi- manager risk			Investment company risk	Model and data risk	Liquidity risk	Valuation risk
12					Model and data risk	Credit risk	Initial public offerings risk	Structured Security risk
13					Management risk	Interest rate risk	Interest rate risk	Aggressive investment risk
14					Multi- manager risk	Management risk	Multi- manager risk	Arbitrage trading risk
15						Multi- manager risk	Management risk	Derivatives risk

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Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
16								Swap agreement risk
17								Portfolio turnover risk
18								Liquidity risk
19								Market risk
20								Leverage risk associated with financial instruments and practices
21								Investment company risk
22								Model and data risk
23								Multi- manager risk
24								Management risk

Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality.

Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. Certain derivative transactions may also have a leveraging effect on a fund. For example, a small investment in a derivative instrument may have a significant impact on a fund's exposure to interest rates, currency exchange rates or other investments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the amount the fund's initial invest-

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ment. In addition, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the funds' asset segregation and cover practices discussed herein. The final rule requires certain funds to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of the fund. The final rule may increase the cost of a fund's investments and cost of doing business, which could adversely affect investors. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Emerging market risk. The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which a fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. Preferred stocks in which a fund may invest are also sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally,

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custody expenses often are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. While it is not possible to determine the precise impact such events may have on the fund, the impact on European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in Europe and globally, which may adversely affect the value of a fund's investments. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Duration is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates will generally have a larger effect on the fund's market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

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A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund's securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. During periods when interest rates are low or there are negative interest rates, a fund's performance may be negatively impacted, and a fund may experience increased volatility of its net asset value per share.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk-financial instruments and practices. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration. PACE Large Co Value Equity Investments and PACE International Equity Investments may achieve leverage in their portfolios by engaging in short sales and using the initial proceeds received to make additional investments. PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments and PACE Global Real Estate Securities Investments may achieve leverage in their portfolios by investing in derivatives.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and a fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers

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engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Loan investments risk. In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and a fund's ability to dispose of them.

Management risk. UBS AM's and/or a subadvisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, UBS AM and/or a subadvisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but UBS AM's and/or the subadvisor's expectations may not be realized, resulting in underperformance of and/or losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor, while designed to enhance returns, may not produce the desired results. UBS AM and/or a subadvisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or UBS AM and/or a subadvisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

Market risk. The risk that the market value of a fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Model and data risk. Subadvisors for PACE Large Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Emerging Markets Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments may employ a complex strategy using proprietary quantitative models in selecting invest-

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ments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Mortgage-related securities risk. Mortgage related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed below. Conversely, in periods of rising interest rates, a fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, including those structured as interest-only ("IOs") and principal-only ("POs"), can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. This can reduce the returns of a fund because the fund may have to reinvest that money at the lower prevailing interest rates. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Multi-manager risk. The investment styles and strategies of a fund's subadvisors may not complement each other as expected by the fund's manager. A fund's exposure to a particular stock, industry or technique could be greater or smaller than if the fund had a single advisor. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authori-

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ties may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Portfolio turnover risk. A fund may engage in frequent trading from time to time, and consequently, the fund's investment strategies can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice. To the extent the fund's investment strategy leads to sizable allocations to the municipal securities of a particular state or territory, the fund may be more sensitive to any single economic, business, political, tax, regulatory, or other event that occurs in that state or territory, including changes in the credit ratings assigned to municipal issuers of such state or territory. As a result, there may be more fluctuation in the price of the fund's shares.

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Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM or the applicable subadvisor to present minimal credit risks.

Sector risk. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when a fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Structured security risk. A fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional

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investors for periods ranging from one day to more than a year. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on pay-

ments on certain US government securities, including those held by the funds, which could have a material negative impact on the funds.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for investments in a fund's portfolio, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the fund's investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Additional (non-principal) risks

China risk (PACE International Emerging Markets Equity Investments and PACE Global Fixed Income Investments). There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China is deemed by UBS AM to be a developing country, which means an investment in China has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. The inability of the US Public Company Accounting Oversight Board ("PCAOB") to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of US reporting companies may also impose significant additional risks associated with investments in China. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

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Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity.

A fund may also invest in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity ("VIE"). In a VIE structure, instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company. These contractual arrangements are expected to provide the listed company (and investors in such company, such as the fund) with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based VIE. To UBS AM's knowledge, the Chinese government has never approved VIE structures. Investments through a VIE structure are subject to the risk that the VIE will breach its contracts with the listed company that holds such contractual rights; that any breach of such contracts will likely be subject to Chinese law and jurisdiction; and that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE's arrangements, or contracts between the VIE and the listed company may otherwise not be enforceable under Chinese law. As a result, the market value of the fund's associated holdings would likely be significantly negatively impacted, which may result in significant losses with little or no recourse available. Further, investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of the investments of the listed company.

Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

Reduction in spending on Chinese products and services, a slowdown in the housing construction and development markets, institution of tariffs or other trade barriers, trade or political disputes with China's major trading partners, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. Trade disputes may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance.

Additionally, emerging market countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Chinese taxes that may apply to the fund's investments include income tax or withholding tax on dividends, interest or gains earned by the fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund.

China A-shares and Stock Connect investing (PACE International Emerging Markets Equity Investments). The fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). China A-shares are traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program"), a mutual market access program designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. The Stock Connect Program is subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in China A-shares are subject to vari-

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ous restrictions, regulations and limits. The China A-share market is volatile and can have a higher risk of suspension of trading in a particular security or multiple securities or government intervention. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the fund. The Stock Connect Program continues to evolve and future developments may restrict or otherwise affect the fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to the Stock Connect Program may affect China A-share prices and tax treatment. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Chinese Bonds Traded Through Bond Connect (PACE Global Fixed Income Investments). The fund may invest in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program"). The Bond Connect Program is a mutual market access arrangement between Hong Kong and the PRC that, among other things, enables investors from outside the PRC to trade certain debt securities in the PRC's bond markets.

Investments made through the Bond Connect Program are subject to order, clearance and settlement procedures that are relatively untested and the Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. Securities purchased through the Bond Connect Program will be held via a book entry omnibus account with the local clearinghouse and the fund's ownership interest in such securities will only be reflected on the books of its Hong Kong sub-custodians, exposing the fund to the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through the Bond Connect Program. Investments in securities made through the Bond Connect Program are generally subject to PRC law, securities regulations, list-

ing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

LIBOR replacement risk. Certain variable- and floating-rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate ("LIBOR"). It is currently anticipated that most LIBOR rates will be discontinued by the end of 2021 and will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund's investments resulting from a substitute reference rate may also adversely affect the fund's performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an invest-

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ment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Additional information about investment strategies

Cash reserves; defensive positions. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes during adverse market conditions or when the investment advisor believes that suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new subadvisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  During adverse market conditions or when the investment advisor believes that there is an insufficient sup-

ply of municipal securities in which PACE Municipal Fixed Income Investments primarily invests, PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE Global Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so. PACE Large Co Growth Equity Investments may include as counting toward its

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80% policy equity securities issued by large capitalization companies that are represented by derivatives, including swap agreements or futures contracts, or by investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

Managing your fund account

Flexible pricing

The funds offer four classes of shares—Class A, Class Y, Class P, and Class P2 (except PACE Global Real Estate Investments, which offers Class A, Class P, and Class P2 shares). Each class has different sales charges and ongoing expenses. Only Class A and Class Y shares are offered in this prospectus.

Each fund has adopted a Rule 12b-1 plan for its Class A shares that allows it to pay service fees for the sale of its shares and services provided to shareholders.

You may qualify for a waiver of certain sales charges on Class A shares. See "Sales charge waivers for Class A shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold fund shares.

The funds' sales charge waivers and discounts disclosed below in this prospectus are available for qualifying purchases made directly from the distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

The sales charge waivers and discounts available through certain financial intermediaries are set forth in Appendix A to this prospectus, which may differ from those available for purchases made directly from the distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than pay other kinds of sales charges. Class A shares pay no 12b-1 distribution fees.

If you intend to purchase more than $2 million of Class A shares of a fund, subject to availability at your intermediary, you should instead purchase Class Y shares, which have lower ongoing expenses.

The Class A sales charges for each fund are described in the following tables.

Class A sales charges. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, and PACE High Yield Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25	3.36	2.75
$250,000 to $499,999	2.25	2.30	2.00
$500,000 to $999,999	1.75	1.78	1.50
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

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Class A sales charges. PACE Municipal Fixed Income Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 and over[3]	None	None	May pay up to 0.75[4]

Class A sales charges. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge ("CDSC") of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1.00% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

3  A CDSC of 0.75% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.75% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a fund's Automatic Cash Withdrawal Plan are not subject to this charge.

4  For sales of $500,000 or more, UBS AM (US) pays to the dealer an amount based upon the following schedule: 0.75% on the first $3 million and 0.50% on the next $2 million.

Sales charge waivers for Class A shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions of Class A shares of any registered mutual fund for which UBS AM (US) or any of its affiliates serve as principal underwriter if you:

–  Originally paid a front-end sales charge on the shares; and

–  Reinvest the money into Class A shares of the same fund within 365 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

2.  Employees of UBS Group AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

3.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank

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or trust company an asset-based fee for trust or asset management services.

4.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.

6.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.  Insurance company separate accounts.

8.  Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

9.  Reinvestment of capital gains distributions and dividends.

10.  College savings plans organized under Section 529 of the Internal Revenue Code.

11.  Broker-dealers or financial institutions that have entered into an agreement with UBS AM (US), on behalf of clients participating in certain self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

12.  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

13.  Clients of a financial intermediary that convert their shares from Class P shares to Class A shares in connection with the termination of their participation in the financial intermediary's fee-based advisory program.

Class A shares CDSC waivers—The CDSC will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;

•  Exchanges between Family Funds ("Family Funds") include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

–  are limited annually to no more than 12% of the original account value;

–  are made in equal monthly amounts, not to exceed 1% per month;

–  the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans;

•  Redemptions made for distributions from certain retirement plans (accounts);

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed brokerage account, in which clients

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may or may not pay a transaction fee to the broker-dealer or financial institution; and

•  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the deferred sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

A CDSC applicable to Class A shares exchanged for Class P shares (as described in the prospectus offering Class P shares of the funds) for traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC that would have otherwise applied to UBS AM (US). Please ask your financial advisor if you are eligible for exchanging your Class A shares for Class P shares pursuant to these exchange features, which are described under "Managing your fund account—Exchanging shares" below.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Sales charge reductions for Class A shares

Right of accumulation A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class Y and/or Class P shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class Y and/or Class P shares as well as those Class A, Class Y and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class Y and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter. Shares purchased through a broker/dealer may be subject to different procedures concerning a Right of Accumulation. Please contact your investment professional for more information.

Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class Y and/or Class P shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately.

1  Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

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Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date. Shares purchased through certain broker-dealers may be subject to different terms or procedures concerning Letters of Intent. Please contact your investment professional for more information.

Letter of Intent forms may be obtained from UBS AM (US) or from your Financial Advisor. Investors should read the Letter of Intent carefully.

Note on sales charge reductions and waivers for Class A shares

Additional information concerning sales charge reductions and waivers is available in the funds' SAI and Appendix A to this prospectus. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS AM (US) or the funds. You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS AM (US) includes:

•  Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any other information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the funds' distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the funds' website at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html. The information is presented in a clear and prominent format and you can click on links to see the information. The information contained in or otherwise accessible through the funds' website does not form part of this prospectus.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to May 25, 2010, UBS AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after May 25, 2010 in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Shareholders of any liquidated series of the UBS Relationship Funds who (i) held shares of the liquidated series as of the date such series liquidated, (ii) establish an account in the shareholder's name directly with the funds' transfer agent within 30 days of the series' liquidation date, and (iii) purchase a minimum initial amount of $100,000 of Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

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•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Shareholders who owned Class Y shares of the fund through the PACESM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the Program;

•  College savings plans organized under Section 529 of the Internal Revenue Code ("IRC"), if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Shareholders who invest a minimum initial amount of $2 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

•  Employees of UBS AM or UBS AM (US) as long as the employee establishes an account in his or her name directly at the funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of (and nominees to) the Board of Director/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member or nominee in his or her name directly at the fund's transfer agent; and

•  Other investors as approved by the funds' board.

Class Y shares of the funds are no longer available for purchase by banks, registered investment advisers and other financial institutions purchasing Class Y shares as part of a discretionary asset allocation model portfolio. Certain financial institutions currently using Class Y shares, however, may be "grandfathered" by agreement and thus continue to hold and buy Class Y shares.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement or through the funds' transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described below; or

•  Opening an account by exchanging shares from another Family Fund.

The funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

A note about financial intermediary fee based advisory programs—intermediary directed share class conversions

Class A shares of a fund held through a financial intermediary may be converted into Class P shares of the same fund at net asset value per share (the "Conversion"). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A shares into Class P shares if the Class A shares shares are no longer subject to a CDSC or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your

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financial intermediary for more information about a Conversion of shares within your account.

Shareholders converting from Class A and shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Shareholders who hold Class P shares of the funds in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the same fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

Please contact your investment professional for further information.

Shareholder directed share class conversions

Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the funds may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

Additional compensation to affiliated broker-dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•  Annual rate of 0.05% (5 basis points) of the value of the net assets invested in each fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain type of accounts).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year with respect to the funds and certain other investment companies managed by UBS AM for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to other financial institution(s)

UBS AM (US) or UBS AM may pay compensation, out of UBS AM's profits and not as an additional charge to a fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a fund, any record keeping or sub-transfer agency fees payable by a fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM's own resources and not as an additional charge to a fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A shares (except retirement accounts):

To open an account: $1,000
To add to an account: $100

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Class A Shares (retirement accounts):

To open an account: $250
To add to an acount: $25

Class Y Shares:

To open an account: $2,000,000
To add to an acount: $0

Each fund may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A then, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. Each fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however a fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, a fund may take up to 7 days to pay sale proceeds.

Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

If you purchased shares through the funds' transfer agent, you may sell them as explained below. Each fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, a fund may take up to 7 days to pay sale proceeds.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500, except for pension plan and retirement accounts. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

Typically, redemptions of fund shares will be made by the funds wiring cash payments or deposits into your account. Each fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the funds, the funds reserve the right to pay proceeds "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Exchanging shares

You may exchange Class A shares of the funds, as applicable, for shares of the same class of most other Family Funds which currently offer them. You may not exchange Class Y shares.

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You will not pay either a front-end sales charge or a CDSC when you exchange shares. Also, you may have to pay a CDSC if you later sell the shares you acquired in the exchange. Each fund will use the date of your original purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this or any other Family Funds through the funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS AM employees or members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the funds; use electronic funds transfer or wire to buy or sell shares of the funds; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

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Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The funds may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the funds' transfer agent, BNY Mellon. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the funds' transfer agent. If you transfer your shares to the funds' transfer agent, the funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon.

Should you decide to sell your shares of a fund in lieu of transfer, you will pay a CDSC if such charge is applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a fund in connection with your purchase of fund shares. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

Each fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the US Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in

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non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS AM determines to be a market timer. UBS AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM detects an unusual pattern of trading activity, UBS AM will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM will generally require the Financial Intermediary to block the particular account or plan from further purchases of fund shares or instruct the fund's transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS AM reviews the trading activity of omnibus accounts, UBS AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-

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fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund generally calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. To the extent that a fund's assets are traded in other markets on days when the NYSE is not open, the value of a fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security

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subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended ("Rule 2a-5"), which is intended to address valuation practices and the role of a fund's board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a-5 until September 2022.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which

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they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to a fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Management

Manager and subadvisors

UBS Asset Management (Americas) Inc. ("UBS AM") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, at 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2021, UBS AM had approximately $296.3 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of September 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

UBS AM is each fund's manager and primary provider of investment advisory services. The funds operate under an exemptive order from the SEC to permit UBS AM,

subject to the review and approval of the board of PACE Select Advisors Trust ("Trust"), to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval.

UBS AM has the ultimate authority, subject to oversight of the Trust's board, to oversee those subadvisors and continuously supervises and monitors the performance of each subadvisor on a quantitative and qualitative basis. UBS AM develops the funds' overall investment strategies and performs due diligence on each subadvisor. UBS AM regularly evaluates each subadvisor's investment strategy and investment performance as well as the consistency of the subadvisor's investment approach, and implements procedures designed to ensure the subadvisor's compliance, with the applicable fund's investment objective and restrictions. In evaluating each subadvisor, UBS AM reviews a number of factors, including, but not limited to, the subadvisor's past investment performance during various market conditions, continued ability to meet the applicable fund's investment objective, investment management philosophy and processes employed, experience and qualifications of key personnel, financial condition and stability, the correlation of the subadvisor's investment approach with those of other subadvisors of the applicable fund and the structure of the fund's overall portfolio.

UBS AM also directly provides investment advisory services to a portion of PACE Alternative Strategies Investments' assets.

UBS AM may adjust allocations among multiple subadvisors of a fund within certain risk limits reviewed and approved by the board.

Management and administration fees

UBS AM is the administrator of the funds. Each fund pays fees to UBS AM for management and administrative services. The annual contract rate for management services varies from 0.45% (before breakpoints) to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets.

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The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
PACE Mortgage-Backed Securities Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion	0.525
PACE Intermediate Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Strategic Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion up to $1.25 billion	0.525
	Above $1.25 billion	0.500
PACE Municipal Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Global Fixed Income Investments	$0 – $500 million	0.750%
	Above $500 million up to $1 billion	0.725
	Above $1 billion	0.700
PACE High Yield Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Large Co Value Equity Investments	$0 – $250 million	0.800%
	Above $250 million up to $500 million	0.770
	Above $500 million up to $1 billion	0.730
	Above $1 billion	0.700
PACE Large Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.775
	Above $1 billion up to $1.5 billion	0.750
	Above $1.5 billion up to $2 billion	0.725
	Above $2 billion	0.700
PACE Small/Medium Co Value Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE Small/Medium Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE International Equity Investments	$0 – $500 million	0.900%
	Above $500 million up to $1 billion	0.875
	Above $1 billion up to $1.5 billion	0.850
	Above $1.5 billion up to $2 billion	0.825
	Above $2 billion	0.800
PACE International Emerging Markets Equity Investments	$0 – $500 million	1.100%
	Above $500 million up to $1 billion	1.075
	Above $1 billion up to $1.5 billion	1.050
	Above $1.5 billion up to $2 billion	1.025
	Above $2 billion	1.000

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Global Real Estate Securities Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Alternative Strategies Investments	$0 – $500 million	1.400%
	Above $500 million up to $1 billion	1.350
	Above $1 billion up to $1.5 billion	1.300
	Above $1.5 billion up to $2 billion	1.275
	Above $2 billion	1.250

During the fiscal year ended July 31, 2021, the funds paid UBS AM at the effective rates shown below. In some cases, UBS AM waived all or a portion of its fees, or the funds were repaying UBS AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements.

PACE Mortgage-Backed Securities Fixed Income Investments	0.42%
PACE Intermediate Fixed Income Investments	0.35
PACE Strategic Fixed Income Investments	0.52
PACE Municipal Fixed Income Investments	0.43
PACE Global Fixed Income Investments	0.50
PACE High Yield Investments	0.60
PACE Large Co Value Equity Investments	0.76
PACE Large Co Growth Equity Investments	0.77
PACE Small/Medium Co Value Equity Investments	0.80
PACE Small/Medium Co Growth Equity Investments	0.80
PACE International Equity Investments	0.86
PACE International Emerging Markets Equity Investments	0.96
PACE Global Real Estate Securities Investments	0.35
PACE Alternative Strategies Investments	1.29

UBS AM has contractually agreed to waive its management fees and/or reimburse expenses so that the funds' ordinary total operating expenses of each class (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) do not exceed the applicable expense limit with respect to Class A and Y for the funds. UBS AM has also contractually agreed to waive its management fees for PACE Alternative Strategies Investments to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending November 30, 2022. The contractual fee waiver agreement also provides that UBS AM is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of UBS AM by the fund will not cause the fund to exceed the lesser of any applicable expense limit that is in place for the fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the funds' board at any time and also will terminate automatically upon the expiration or termination of the funds' advisory contract with UBS AM.

A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements prior to July 31, 2021 is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2021. Also, a discussion regarding the basis for

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the board's approval of investment management/advisory agreements occurring after July 31, 2021, but prior to January 31, 2022, will be available in the funds' semi-annual report to shareholders for the fiscal period ended January 31, 2022.

Subadvisors and portfolio managers

Certain information concerning each fund's subadvisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

All Funds. UBS AM utilizes a team approach in managing each fund. Mabel Lung, Gina Toth, Fred Lee, David Kelly and Christopher Andersen are jointly and primarily responsible for the day-to-day management of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments. Mabel Lung, Fred Lee, Gina Toth, Mayoor Joshi, Edward Eccles and Christopher Andersen are jointly and primarily responsible for the day-today management of PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments. Mabel Lung, Gina Toth, Fred Lee, Edward Eccles, Christopher Andersen, David Kelly and Mayoor Joshi are jointly and primarily responsible for the day-to-day management of PACE Alternative Strategies Investments. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Mabel Lung is a portfolio manager of UBS AM's multi-asset and multi-component portfolios and has been an integral member of the team since 2000 when UBS AM launched the UBS Multi-Asset Managed Accounts Program. Recognizing the importance of after-tax investment results to US private clients, Ms. Lung led her team to launch personalized tax management in 2011 as a tax overlay investment service to multi-asset portfolios. Ms. Lung has significant experience in man-

ager selection, overseeing $30 billion of assets for institutional and private clients globally through open architecture of best-in-class managers in liquid strategies, combined with a keen focus on risk-aware and holistic portfolio construction. Ms. Lung joined a predecessor business to UBS in 1984 and specifically joined the asset management division in 1995. Prior to this, Ms. Lung was a corporate finance analyst at an investment banking firm.

Fred Lee is Head of Portfolio Construction & Quantitative Research on UBS AM's Multi-Manager Solutions ("MMS") team, a role he has held since 2011. In this role, Mr. Lee oversees the portfolio construction process in determining the specific allocations to individual subadvisors. Mr. Lee specifically the MMS team in 2009 and joined UBS AM in 2006 as a Risk Analyst, where he provided risk assessment and monitoring for all client portfolios using industry standard and proprietary systems. He also worked on the continuous improvement of UBS AM's proprietary risk models. Prior to joining UBS AM, Mr. Lee worked as a consultant at MSCI Barra providing advice to large investment managers across Europe on the interpretation and use of risk models and analytics. Mr. Lee is a qualified Financial Risk Manager and a Regular Member of the CFA Society of the UK.

Gina Toth is a Senior Investment Officer within the MMS team. Ms. Toth is part of the team responsible for sub-advisor due diligence and selection, portfolio construction, risk management, investment oversight, and performance of multi-asset strategies. These investment strategies include both internal and external capabilities. Ms. Toth joined UBS AM in March 2013. Previously, she worked at AllianceBernstein as a Senior Portfolio Manager in New York and Sydney, specializing in multi-asset portfolios, asset allocation and custom solutions for the institutional, high-net worth and retail channels, encompassing both traditional and non-traditional asset classes. Previously, Ms. Toth also spent 15 years in New York and London as a fixed income portfolio manager for US and global portfolios.

Mayoor Joshi is an Investment Officer for the MMS team. Mr. Joshi is primarily responsible for fundamental equity investment capabilities. His duties include sub-advisor due diligence and selection, investment and performance oversight, risk management, and portfolio construction for multi-managed equity portfolios. Prior

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to joining UBS AM in 2014, Mr. Joshi worked as a Managing Director at Rocaton Investment Advisors, an institutional investment consulting firm focused on manager research (from 2006 to 2014). Mr. Joshi's responsibilities included due diligence on equity managers across regions and styles, as well as communication of views with clients and internal constituents. Prior to that role, Mr. Joshi worked at The Vanguard Group (from 2000 to 2004). Mr. Joshi has over 17 years of industry experience.

Christopher Andersen, CFA, is Head of Portfolio Management for Americas House View Portfolios for UBS AM. Mr. Andersen is responsible for leading the portfolio management activities of portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. In that capacity, he leads a team of portfolio managers responsible for the House View Portfolios, which implement the House View's strategic and tactical asset allocations, with passive and active pooled vehicles and individual securities. Mr. Andersen is deputy-chair and a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2020, Mr. Andersen served as Head of Portfolio Construction Americas for UBS Financial Services Inc. since 2018. He led the portfolio management activities of the team of portfolio managers responsible for the UBS Managed Portfolios (renamed as House View Portfolios). He chaired the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2012, Mr. Andersen spent 15 years with New York Life Investment Management overseeing the company's Investment Consulting Group.

David Kelly is a portfolio manager for Americas House View Portfolios for UBS AM. Mr. Kelly is responsible for managing portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. He is a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in May 2021, Mr. Kelly was a portfolio manager in the Investment Management group of UBS Financial Services Inc. where he was responsible for strategy selection, portfolio construction and management of the multi-managed strategies. Mr. Kelly was a voting member of the Investment Management Investment Committee and was a mem-

ber of the Investment Management Research Committee. Prior to joining UBS in 2004, Mr. Kelly worked at Merrill Lynch for 15 years where he served in a variety of municipal and taxable fixed income capacities, including private client sales, municipal new issue marketing and fixed income portfolio construction.

Edward Eccles is a portfolio manager for Americas House View Portfolios for UBS AM. Mr. Eccles is responsible for managing portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. Mr. Eccles is a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2020, Mr. Eccles was a portfolio manager in the Investment Management group of UBS Financial Services Inc. where he was responsible for strategy selection, portfolio construction and management of multi-managed strategies. He was a member of the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2018, Mr. Eccles worked at Oppenheimer Asset Management where he held roles as a senior alternatives analyst before being promoted to Director of Investment Manager Research. Prior to joining Oppenheimer, Mr. Eccles worked at Morgan Stanley as an investment manager research analyst.

PACE Mortgage-Backed Securities Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as subadvisor for PACE Mortgage-Backed Securities Fixed Income Investments. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2021, PIMCO had approximately $2.2 trillion in assets, including $1.6 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of the fund. Mr. Hyman is a managing director and head of the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO's Ginnie Mae and Mortgage Opportunities Strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 19 years of investment experience.

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Michael Cudzil is a managing director in the Newport Beach office, a senior member of the liability-driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 25 years of investment experience.

PACE Intermediate Fixed Income Investments.

BlackRock Financial Management, Inc. ("BlackRock Financial") serves as subadvisor for PACE Intermediate Fixed Income Investments. BlackRock Financial is located at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock, Inc. was formed in 1988 and, as of September 30, 2021, had $9.5 trillion in assets under management. BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock"), Exchange Place, One, 1 Semple St, Edinburgh EH3 8BL, serves as the fund's sub-sub-advisor.

BlackRock uses a team approach in the management of the fund. Akiva Dickstein and Harrison Segall have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since March 2014 and June 2016, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fundamental Fixed Income Team consists of over 200 members within the portfolio teams and investment teams, as well as over 60 credit research analysts and substantial quantitative research analysts.

Akiva Dickstein, managing director, is head of customized multi-sector, US short duration, and co-head of global inflation linked portfolios within BlackRock's global fixed income (GFI) group, and a member of the global fixed income executive team. He is also a portfolio manager of BlackRock's core bond and short duration bond funds. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios. Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as managing director and head of the US rates & structured credit research group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a senior vice president in mortgage derivatives trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to institutional investor's all American fixed income research team in pass-throughs, non-agency mortgages, and asset-backed securities.

Harrison Segall, Director, is a portfolio manager on the Core Portfolio Management team within BlackRock's Global Fixed Income group. He is responsible for alpha strategies, portfolio construction, and asset allocation for customized core and global inflation linked portfolios. Prior to joining the Portfolio Management Group in 2011, Mr. Segall was a member of BlackRock Solution's Portfolio Analytics Group, where he began his career as an analyst in 2008.

PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") serve as subadvisors for the fund.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2021, PIMCO had approximately $2.2 trillion in assets, including $1.6 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Scott Mather is CIO US Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the US Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-

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European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 27 years of investment experience.

Mohit Mittal is a managing director and portfolio manager in the Newport Beach office. He manages multi-sector portfolios and is a senior member of the liability driven investing, total return, dynamic bond, and credit portfolio management teams. He also serves as the head of the US investment grade, high yield, and emerging market credit trading desks. Mr. Mittal also serves on the board of Orangewood Foundation. He joined PIMCO in 2007.

Neuberger Berman is located at 1290 Avenue of the Americas, New York, NY 10104. Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC ("NBG"). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG's voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees. As of September 30, 2021, NB Group and its affiliates managed approximately $437.0 billion in assets.

Thanos Bardas, David M. Brown and Bradley C. Tank have been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2015. Ashok Bhatia has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2017. Adam Grotzinger has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2019.

Thanos Bardas, Managing Director, joined the firm in 1998. Mr. Bardas is the global co-head of investment grade and serves as a senior portfolio manager on global investment grade and multi-sector fixed income strategies. He sits on the firm's asset allocation committee and fixed income's investment strategy committee, and is a member of the fixed income multi-sector group. Mr. Bardas also leads the global rates team in determin-

ing rates exposure across various portfolio strategies and oversees both inflation and liability driven investments.

David M. Brown, CFA, Managing Director, rejoined the firm in 2003. Mr. Brown is global co-head of investment grade and acts as senior portfolio manager on both global investment grade and multi-sector fixed income strategies. He is a member of the fixed income investment strategy committee and the fixed income multi-sector group. Mr. Brown also leads the investment grade credit team in determining credit exposures across both global investment grade and multi-sector fixed income strategies.

Adam Grotzinger, CFA, Managing Director, joined the firm in 2015. Mr. Grotzinger is a senior fixed income portfolio manager based in Chicago. Prior to joining Neuberger Berman, Mr. Grotzinger worked in the fixed income teams at Franklin Templeton in Singapore, London and California. He is a Chartered Financial Analyst (CFA) Charterholder and member of the Chicago CFA society.

Brad C. Tank, Managing Director, joined the firm in 2002 and is the Chief Investment Officer and global head of fixed income. He is a member of Neuberger Berman's operating, investment risk, asset allocation committees and fixed income's investment strategy committee, and leads the fixed income multi-sector group. From inception in 2008 through 2015, Mr. Tank was also Chief Investment Officer of Neuberger Berman's multi-asset class investment business and remains an important member of that team along with the firm's other CIOs. From 1990 to 2002, Mr. Tank was director of fixed income for Strong Capital Management in Wisconsin. He was also a member of the office of the CEO and headed institutional and intermediary distribution.

Ashok K. Bhatia, CFA, Managing Director, joined the firm in 2017. Mr. Bhatia is the Deputy Chief Investment Officer for fixed income. He is a lead portfolio manager on multi-sector fixed income strategies and a member of the multi-asset class portfolio management team, the fixed income investment strategy committee and the firm's asset allocation committee. Previously, Mr. Bhatia has held senior investment and leadership positions in several asset management firms and hedge funds, including Wells Fargo Asset Management, Balyasny Asset Management, and Stark Investments. Mr. Bhatia

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has had investment responsibilities across global fixed income and currency markets. Mr. Bhatia began his career in 1993 as an investment analyst at Morgan Stanley.

PACE Municipal Fixed Income Investments. Insight North America LLC ("Insight") serves as subadvisor for PACE Municipal Fixed Income Investments. Insight is located at 200 Park Avenue, New York, NY 10166. Insight assumed management of the fund on September 1, 2021. Insight's predecessor was founded in 1983 and, as of September 30, 2021, Insight had approximately $134.7 billion in assets under management.

Daniel Marques is a senior portfolio manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond portfolios for institutional, high net worth and mutual fund clients. Mr. Marques is also a leader of sustainability/ESG integration for US municipal bond portfolios and a lead portfolio manager for the US Municipal Impact strategy. Mr. Marques continues to be responsible for municipal market analysis and attribution. Mr. Marques joined the company in 2000 from Citizens Bank where he worked as an investment research manager. Mr. Marques holds the CFA® designation and has 24 years of investment experience.

Daniel Rabasco is Managing Director, head of municipal bonds, overseeing and guiding the investment management process for the firm's tax-exempt strategies. Previously, he was the Chief Investment Officer for municipal bonds, and prior to that role, he was the head of trading for tax-exempt bonds and was responsible for managing the municipal bond trading desk. Before joining the firm, Mr. Rabasco directed the municipal bond group at Fleet where he was responsible for managing mutual fund, common trust fund and high net worth client assets. Previously, he was a portfolio manager at Evergreen Investments, where he managed national and state-specific mutual funds. His other responsibilities included hospital and high yield credit analysis. Mr. Rabasco began his career as a municipal analyst at Liberty Insurance Company. Mr. Rabasco has been in the investment industry since 1987. Mr. Rabasco has served as a member of the Municipal Securities Rulemaking Board's Investor Advisory Group (2004-2008). He holds the CFA® designation and is a member of the CFA Institute. Mr. Rabasco has 34 years of investment experience.

PACE Global Fixed Income Investments. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the subadvisor for the fund. J.P. Morgan is located at 383 Madison Avenue, New York, NY 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2021, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management.

Iain Stealey, Managing Director, is the International Chief Investment Officer. An employee since 2002 and based in London, Mr. Stealey is a portfolio manager focusing on multi-sector bond strategies for both segregated clients and pooled funds. Within the global aggregate team, Mr. Stealey was previously responsible for the portfolio management of enhanced cash and short duration portfolios. Mr. Stealey is a CFA charterholder and holds the Investment Management Certificate from the UK Society of Investment Professionals.

Linda Raggi, Executive Director, is a member of the global fixed income, currency & commodities (GFICC) group. Based in London, Ms. Raggi is a portfolio manager focusing on global aggregate, multi-sector bond strategies for both segregated clients and pooled funds. An employee since 2008, Ms. Raggi previously worked as a fixed income client portfolio manager. Ms. Raggi holds a Series 3 license and the Investment Management Certificate from the UK Society of Investment Professionals and is a CFA charterholder.

Myles Bradshaw, Managing Director, is the Head of Global Aggregate Strategies within the global fixed income, currency and commodities (GFICC) group. An employee since 2019 and based in London, he is a portfolio manager focusing on multi-sector bond strategies for both segregated and pooled funds. He has 25 years of experience managing interest rate, credit, securitized, volatility and foreign exchange rate risks in global portfolios. Mr. Bradshaw joins from Amundi, where he was head of the global aggregate fixed income team. Before joining Amundi, Mr. Bradshaw spent 8 years as a portfolio manager at PIMCO, where he led the firm's Eurozone sovereign and macro strategy, and sat on the regional European investment committee. He also worked at

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Threadneedle Investment Managers, managing global and sterling portfolios. Mr. Bradshaw started his career in 1996 as an economist at HM Treasury in London, before moving into asset management with M&G Investments.

PACE High Yield Investments. Nomura Corporate Research and Asset Management Inc. ("NCRAM"), Worldwide Plaza, 309 West 49th Street, New York, NY 10019, serves as the fund's subadvisor. As of September 30, 2021, NCRAM had approximately $31.8 billion in assets under management. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Nomura Asset Management Singapore Limited ("NAM Singapore"), 10 Marina Boulevard, #33-03, Marina Bay Financial Centre Tower 2, Singapore 018983, serves as the fund's sub-manager. As of September 30, 2021, NAM Singapore had approximately $12.5 billion in assets under management. NAM Singapore specializes in Asian fixed income and equities investment management. David Crall, Stephen Kotsen, Steven Rosenthal, Eric Torres and Simon Tan are primarily responsible for the day-to-day management of the fund. Messrs. Crall, Kotsen, Rosenthal and Tan have held their fund responsibilities since July 2015 and Mr. Torres has held his fund responsibilities since August 2016.

David Crall, CFA, is the President, Chief Executive Officer, Chief Investment Officer and a managing director with NCRAM. He is also a member of NCRAM's Board of Directors. Mr. Crall became President and Chief Executive Officer of NCRAM in June 2019, and in this capacity he is responsible for the firm's overall management and business strategy. In addition, as Chief Investment Officer since January 2010, he leads the investment activities and investment team of NCRAM. He is the Chairman of NCRAM's investment, risk monitoring, and ESG Committees. Previously, he was a portfolio manager and co-head of the high yield bond team at NCRAM, encompassing primarily high yield bonds but also public-side management of loans and distressed investments, since 2000. Prior to that, he was a portfolio manager of various high yield accounts at NCRAM since 1997, and an analyst in the high yield group at NCRAM for various industries since 1992. He is a CFA charterholder, a member of the CFA institute, and a member of the New York Society of Security Analysts.

Stephen Kotsen, CFA, is a managing director and portfolio manager with NCRAM. He joined NCRAM in December 1998 and has been a portfolio manager for NCRAM's high yield bond investments since 2000. Upon joining NCRAM he worked as a credit analyst primarily responsible for the gaming, lodging, leisure, metals and mining, chemicals, homebuilding, building products, printing, publishing, and shipping industries. From July 1995 until December 1998 he was a portfolio manager at Lazard Frères Asset Management for a $2 billion investment-grade portfolio. Thereafter, he became a generalist high yield research analyst and later managed an $85 million double-B rated high yield portfolio. Mr. Kotsen is a CFA charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Steven Rosenthal, CFA, is a managing director and portfolio manager with NCRAM. He is the portfolio manager of NCRAM's European high yield strategy, having managed it since its 2012 inception, and he is the co-portfolio manager of their global high yield strategy with Mr. Crall since 2019. He also supervises NCRAM's activities in the leveraged loan market. From 2010-2016 he was the co-portfolio manager of the long/short strategy. He had been the assistant portfolio manager of the long/short strategy during 2009. In 2005 he spearheaded the firm's establishment of a dedicated distressed capability and was the primary analyst following the distressed universe through 2009. Prior to that, he had been an analyst in the high yield group at NCRAM for various industries including gaming, lodging & leisure, metals & mining, homebuilding and building products and wireline telecommunications since 2000. He is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Eric Torres, is an executive director and portfolio manager for NCRAM's emerging markets ("EM") strategies. Mr. Torres is responsible for the management of EM hard currency sovereign credit bonds and assumed the lead portfolio manager role for EM corporate sleeves for global high-yield products managed by NCRAM in September 2016. Before joining NCRAM in 2008, Mr. Torres was a research strategist in the Latin America research team at JPMorgan in New York, where he worked since 2000, covering different roles within the emerging markets research team. Prior to joining JPMorgan, Mr. Torres was an economist, covering

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Mexico at Chase Manhattan Bank Mexico (from 1998 to 2000) and Banco Santander's economic consulting unit (from 1996 to 1998) based in Mexico City.

Simon Tan, CFA, is currently the head of fixed income at NAM Singapore and oversees a team of four fixed income professionals based in the Singapore office. He joined NAM Singapore in June 2011 as a portfolio manager. As senior portfolio manager, Mr. Tan is also responsible for the management of Nomura Asset Management's Asia-ex Japan fixed income mandates. Portfolios under his management include the Nomura India Bond Fund. Mr. Tan was previously a fixed income portfolio manager with APS Komaba Asset Management with responsibility over institutional mandates covering Asia credit, Asia rates & currencies and global rate & currencies. Mr. Tan started his career with UOB Asset Management and was with the fund house for six years as a portfolio manager and investment analyst within the fixed income department. Mr. Tan is a CFA® charterholder since 2007.

PACE Large Co Value Equity Investments. Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") serve as subadvisors for PACE Large Co Value Equity Investments.

Pzena is located at 320 Park Avenue, 8th Floor, New York, NY 10022. As of September 30, 2021, Pzena had approximately $50.8 billion in assets under management. Richard S. Pzena, Benjamin S. Silver and John J. Flynn are primarily responsible for the day-to-day management of the fund. Mr. Pzena has held his fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012. Mr. Flynn has held his fund responsibilities since 2017.

Mr. Pzena, Founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on Pzena's US large cap and mid cap strategies, along with the focused value and US best ideas services, and is a member of the firm's executive committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of US equity investments and Chief Research Officer for Sanford C. Bernstein & Company ("Bernstein"). He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991,

Mr. Pzena also served as Chief Investment Officer, small cap equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles.

Mr. Silver is a Principal and co-portfolio manager for US mid cap, large cap, and global strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2001, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their financial services group. Mr. Silver is a Certified Public Accountant and holds the CFA designation.

Mr. Flynn is a Principal and a co-portfolio manager for Pzena's US mid cap and large cap strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2005, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.

Wellington has principal offices at 280 Congress Street, Boston, MA 02210 and, along with its predecessor organizations, has provided investment advisory services for over 80 years. As of September 30, 2021, Wellington and its investment advisory affiliates had assets under management of approximately $1.4 trillion. W. Michael Reckmeyer III, CFA, and Matthew C. Hand, CFA are primarily responsible for the day-to-day management of Wellington's portion of the fund's portfolio.

Mr. Reckmeyer is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services and as an analyst at the State of Michigan pension fund. Mr. Reckmeyer is expected to serve as a portfolio manager until June 30, 2022, at which time he is expected to retire from Wellington and no longer serve as a portfolio manager for the fund. Mr. Hand is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004.

Artisan Partners' principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. As of

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September 30, 2021, Artisan Partners had approximately $173.6 billion in assets under management.

Daniel J. O'Keefe is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 as an analyst on the Artisan International Value Strategy. He has been the Lead Portfolio Manager of the Artisan Global Value Strategy since its inception in July 2007 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. O'Keefe was Portfolio Manager of the Artisan International Value Strategy from October 2006 until September 2018.

Michael J. McKinnon, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in February 2010 as an analyst. He has been Portfolio Manager of the Artisan Global Value Strategy since October 2018 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. McKinnon was an Associate Portfolio Manager of the Artisan Global Value Strategy and the Artisan International Value Strategy from January 2017 until September 2018.

PACE Large Co Growth Equity Investments. Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") serve as subadvisors for PACE Large Co Growth Equity Investments.

JSP is located at One Letterman Drive, Building A, Suite 3-200, San Francisco, CA 94129. JSP is a limited liability company organized under the laws of Delaware. JSP is jointly owned by key employees at JSP and by JSP Acquisition LLC, a wholly owned direct subsidiary of Affiliated Managers Group, Inc., a publicly traded asset management company that has been partnering with leading independent asset management boutiques for over 25 years. As of September 30, 2021, JSP had approximately $16.2 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by JSP. Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Daniel Prislin, Christopher Ericksen and William Montana, has held its fund responsibilities since December 2007 (except Mr. Montana, who began serving as a portfolio manager in January 2019).

Jeffrey S. Van Harte, chairman and the chief investment officer, joined JSP in April 2014. Previously, he was a senior vice president and the chief investment officer at Delaware, and was the chief investment officer for its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Daniel J. Prislin, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, senior portfolio manager and analyst at Delaware, and was a senior portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, portfolio manager and analyst at Delaware, and was a portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

William Montana, a portfolio manager and analyst, joined JSP in September 2014. Previously, he was an associate at TPG Capital, a private equity firm, and focused on growth capital opportunities (2011 to 2014). Prior to that, he was an investment banking analyst at Goldman Sachs and focused on financial institutions.

Mar Vista is a Delaware limited liability company located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, CA 90025. Mar Vista is a registered investment adviser founded in 2007. Mar Vista offers large cap equity strategies to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of September 30, 2021, Mar Vista had approximately $4.0 billion in assets under management.

Mar Vista uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Mar Vista. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

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Mr. Massey is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury Capital Management, LLC ("Roxbury") for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 30 years of investment experience.

Mr. Myers is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 31 years of investment experience.

J.P. Morgan is located at 383 Madison Avenue, New York, NY 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2021, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management.

Giri Devulapally, managing director, is a portfolio manager in the US Equity Group. An employee since 2003, Mr. Devulapally is responsible for managing the large cap growth strategy. Prior to joining the firm, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. Mr. Devulapally is a CFA charterholder.

Joseph Wilson, managing director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2014, Mr. Wilson is responsible for the technology sector for JPMorgan's large cap growth portfolios. He is also a portfolio manager on the J.P. Morgan US technology strategy. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the large cap growth team from 2010 to 2014, and the mid cap growth team in 2009. Prior to that, Mr. Wilson worked at RBC Capital Markets as a sell side research associate covering enterprise, infrastructure, and security software.

Larry H. Lee, managing director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2006, Mr. Lee covers the financials and business services sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Lee spent eleven years as a sell side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector.

Holly Fleiss, executive director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2012, Ms. Fleiss covers the health care sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Ms. Fleiss spent five years as a buy side analyst at HealthCor Management, focusing on the biotechnology, specialty and pharmaceutical sectors. Prior to that, Ms. Fleiss spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultrahigh net worth brokerage clients.

PACE Small/Medium Co Value Equity Investments. Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

Sapience is located at 520 Newport Center Drive, Suite 650, Newport Beach, CA 92660. Sapience is an investment manager with approximately $884.6 million in assets under management as of September 30, 2021. Sapience was founded in 2016 and is composed of an established investment team. Sapience commenced investment management responsibilities for the fund in October 2016. However, the investment team previously held investment management responsibilities for the fund at its predecessor firm. Sapience's CIO, Samir Sikka, has served as a portfolio manager to the fund since October 2016 (and also from January 2007 to September 2016 as part of a former subadvisor to the fund). Previously, Mr. Sikka served as a lead portfolio manager for Metropolitan West Capital Management, LLC's Pelican Value Equity team within Wells Capital Management, Inc. (a former subadvisor to the fund) from July 2006 to September 2016, and as senior vice president

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and senior analyst of Trust Company of the West from April 1999 to February 2006. Mr. Sikka has nearly 25 years of industry experience.

Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadvisor to mutual funds and as an investment adviser to institutions and individuals and has approximately $62.0 billion in assets under management as of September 30, 2021. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfolio managers since March 2012. Julie Kutasov is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization materials and processing sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer-durables sector. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management.

Huber Capital is located at 2321 Rosecrans Avenue, Suite 3245, El Segundo, CA 90245. Huber Capital has provided investment advisory services to registered investment companies, individual and institutional accounts since 2007. Huber Capital's assets under management as of September 30, 2021 were approximately $408.9 million. Joseph Huber, Huber Capital's Chief Executive Officer and Chief Investment Officer, has been primarily responsible for the day-to-day management of Huber Capital's portion of the fund since 2017. Prior to founding Huber Capital, Mr. Huber was a principal and director of research for Hotchkis and Wiley Capital Management from October 2001 through March 2007, where he helped oversee over $40 billion in US value asset portfolios. He built a research platform which utilized best practices of both fundamental research and behavioral psychology to create a unique and value-added investment approach. Mr. Huber is also an Associate in the Society of Actuaries.

PACE Small/Medium Co Growth Equity Investments. Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as subadvisors for PACE Small/Medium Co Growth Equity Investments.

Riverbridge is located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment manager with approximately $9.3 billion in assets under management as of September 30, 2021. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. Mark Thompson leads a seven-person investment team, all of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987.

Ross Johnson joined Riverbridge in 2010. Mr. Johnson is a portfolio manager responsible for portfolio construction and security selection. Mr. Johnson is also a member of the management team, which is responsible for the strategic decision-making and overall management of the firm. Prior to joining Riverbridge, Mr. Johnson worked for Boston Scientific as a manufacturing operations supervisor and financial analyst and for Emerson Process Management as an engineer.

Calamos is located at 2020 Calamos Court, Naperville, IL 60563. Calamos is a multi-discipline, global investment adviser that was founded in 1977. As of September 30, 2021, Calamos had approximately $40.5 billion in assets under management.

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. Mr. Nelson is a senior portfolio manager at Calamos and leads the investment team managing Calamos' portion of the fund's assets. Prior to his time at Calamos, Mr. Nelson was the President, Chief Investment Officer and a director of Timpani Capital Management, LLC (an entity that was acquired by Calamos on May 31, 2019) since 2008. Prior to that, he was a senior portfolio manager and managing director at Wells Capital Management since 2005.

Jacobs Levy is located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932, and has approximately

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$14.5 billion in assets under management as of September 30, 2021. Founded in 1986, Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies. Bruce I. Jacobs and Kenneth N. Levy are responsible for the day-to-day management of Jacobs Levy's portion of the fund's assets.

Bruce I. Jacobs co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager and co-director of research of the firm. Previously, Dr. Jacobs was first vice president of the Prudential Insurance Company of America, where he served as senior managing director of a quantitative equity management affiliate of the Prudential Asset Management Company and managing director of the pension asset management group. Prior to that, he was on the finance faculty of the University of Pennsylvania's Wharton School and consulted to the Rand Corporation.

Kenneth N. Levy, CFA, co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager, and co-director of research of the firm. Previously, Mr. Levy was managing director of a quantitative equity management affiliate of the Prudential Asset Management Company. Prior to that, he was responsible for quantitative research at Prudential Equity Management Associates.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2021, Mondrian had total assets under management and advisement of approximately $61.4 billion, of which $57 billion represents regulatory assets under management and approximately $4.4 billion represents non-regulatory model assets under advisement. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio managers and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel Bliss and Steven Dutaut, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities for the Pacific region. Ms. Desmond is Deputy Chief Executive Officer and Chief Investment Officer of International Equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since July 2009. Mr. Bliss joined Mondrian in 1995. He is a senior portfolio manager and a member of Mondrian's Non-US Equity Strategy Committee. Mr. Dutaut joined Mondrian in 2007. He is a senior portfolio manager and a member of Mondrian's Non-US Equity Strategy Committee.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, and has been in the investment management business since 2002. As of September 30, 2021, Los Angeles Capital had approximately $29.2 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Hal W. Reynolds, CFA, Daniel E. Allen, CFA and Laina Draeger, CFA, share authority and responsibility for research and management of the fund's portfolio.

Hal W. Reynolds, CFA and Chief Investment Officer, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA, Chief Executive Officer and President, joined Los Angeles Capital in 2009. He is responsible for implementing the

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mission, vision and business strategies across the organization. Mr. Allen is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting. Laina Draeger, CFA, senior portfolio manager and Director of Portfolio Strategy and Responsible Investing, joined Los Angeles Capital in 2007. Ms. Draeger's role encompasses oversight of client portfolios, responsible investing, and portfolio strategy. Ms. Draeger chairs the firm's Responsible Investing Solutions Group and is a member of Los Angeles Capital's Investment Committee. Prior to joining Los Angeles Capital, Ms. Draeger started her career as an analyst in the investment management division of First Republic Bank.

Baird is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. Baird is a registered investment advisor founded in 1919. Baird specializes in wealth management, capital markets, private equity and asset management. As of September 30, 2021, Baird Asset Management had approximately $137 billion in assets under management. Brian Beitner, Jesse Flores, Haicheng Li, and Nathaniel Velarde are primarily responsible for the day-to-day management of Baird's portion of the fund's assets.

Brian Beitner, CFA, is a partner of Chautauqua Capital Management and portfolio manager for Chautauqua's strategies. Prior to forming Chautauqua in January 2009, he was a member of the TCW Concentrated Core Equities portfolio management team. Mr. Beitner joined TCW in 1998, where he held multiple positions including director of equity research, senior equity strategist and portfolio manager for international and global equity portfolios. Prior to working at TCW, he worked with Scudder, Stevens & Clark; Bear, Stearns & Co. and Security Pacific Bank.

Jesse Flores, CFA, is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2013, he was an investment analyst at Blavin & Company where he was a generalist responsible for both equity and high-yield debt securities. Additionally, he covered the US semiconductors and hardware sectors as a research analyst at Lehman Brothers and Roth Capital Partners.

Haicheng Li, CFA, is managing partner of Chautauqua Capital Management and serves as portfolio manager for Chautauqua's strategies. Prior to joining Chautauqua in 2016, she was a senior analyst and portfolio manager at TCW with specific expertise in the healthcare sector.

Nathaniel Velarde is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2019, he was senior financial analyst at j2 Cloud Services and a senior vice president and global equity analyst at PIMCO's London branch. Prior to that, Mr. Velarde worked at Nuveen Investments in the Tradewinds Global Investors and NWQ Investment Management divisions as managing director, senior equity analyst and director of research. He also served as a vice president and equity analyst at TCW, primarily covering the industrials, business services and basic materials sectors.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") serve as subadvisors for PACE International Emerging Markets Equity Investments.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2021, Mondrian had total assets under management and advisement of approximately $61.4 billion, of which $57 billion represents regulatory assets under management and approximately $4.4 billion represents non-regulatory model assets under advisement. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team.

All portfolio managers have research specialties and are responsible for supplying research for the countries they

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cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Mr. Miller joined Mondrian in 2000 and is currently the Chief Investment Officer for Emerging Markets Equities. Ms. Chong joined Mondrian in 2000 and has served as a senior portfolio manager for the fund since 2004, and Head of China Equities since 2021. Mr. Halton joined Mondrian in 2004 and has served as a senior portfolio manager for the fund since July 2006.

William Blair is located at 150 North Riverside Plaza, Chicago, IL 60606. William Blair is registered as an investment adviser with the SEC and is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC and founded in 1935. William Blair was established in 2014 as part of an organizational restructuring whereby some investment management services previously performed by the Investment Management division of William Blair & Company, L.L.C. are performed by William Blair. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. William Blair provides portfolio management for international, domestic, and global equities funds and accounts, as well as domestic fixed income funds and accounts. Todd M. McClone and Jack Murphy are primarily responsible for the day-to-day management of the fund. Messrs. McClone and Murphy have served as portfolio managers since March 2011 and October 2016, respectively. As of September 30, 2021, William Blair had $77.4 billion in assets under management.

Todd M. McClone, CFA, is a Partner of William Blair. Mr. McClone has been with William Blair and affiliates since 2000. He is a portfolio manager for the emerging leaders strategy and is a portfolio manager for the emerging markets growth strategy. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management, Inc. Prior to joining Strong Capital Management, Inc., he was a Corporate Finance Research Analyst with Piper Jaffray & Co. At Piper Jaffray & Co., he worked with the corporate banking financials team on a variety of transactions, including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations.

Jack Murphy, CFA, is a Partner of William Blair. Mr. Murphy is a portfolio manager for the emerging markets leaders and international developed plus strategies. Mr. Murphy was previously the Director of Research for the global equity team and a research analyst covering mid-large cap non-US consumer stocks. He joined the firm in 2005 as a research analyst within William Blair's sell-side research department focusing on e-commerce and hardline retailers. Previously, Mr. Murphy worked at Credit Suisse First Boston ("CSFB") for nearly six years as an equity research analyst, covering a broad range of retail companies. Before CSFB, he worked as an equity research analyst at Lehman Brothers and as an equity research associate at Salomon Brothers. Prior to sell-side research, Mr. Murphy worked as a financial analyst for General Electric Capital ("GE"), having graduated from GE's Financial Management Program.

RWC is an SEC registered investment adviser that is located at 2640 South Bayshore Drive, Suite 201, Miami, FL 33133 and was founded in 2012. As of September 30, 2021, RWC had approximately $7.5 billion in assets under management.

John Malloy is the portfolio manager for RWC's emerging markets equity strategy and its portion of the fund. Prior to joining RWC in 2015, Mr. Malloy was senior managing director and director of investments at Everest Capital, where he worked for 18 years. Prior to

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joining Everest Capital, he was an investment manager at Baring Asset Management, where he focused on Latin American and US high yield markets.

ARGA is an SEC-registered investment adviser based in the United States located at 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901. ARGA was founded in 2010 and manages global, international (non-US) and emerging markets equity portfolios for institutional and qualified investors. As of September 30, 2021, ARGA managed approximately $8.0 billion in assets. ARGA employs a team approach to portfolio management. As members of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy, Messrs. A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar are jointly and primarily responsible for the day-to-day management of the fund. The Portfolio Construction Team serves as the decision-making body for the strategy and implements research conclusions/final portfolio decisions.

Mr. Krishna, CFA, Founder and Chief Investment Officer of ARGA, founded ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before founding ARGA in 2010, Mr. Krishna was President, International, of Pzena Investment Management and Managing Principal, Member of Executive Committee, and Portfolio Manager of its operating company in New York. While at Pzena from 2003 to 2010, he led development of the firm's international value and global value strategies, co-managed the emerging markets value strategy, and managed the US large cap value strategy. Mr. Krishna was previously at Citigroup Asset Management, where he was Chief Investment Officer and Head of Institutional and International. He also represented the asset management business on the Citigroup Management Committee and directly managed the global emerging markets equity strategy. Before that, Mr. Krishna was Director of International Equity Research, Portfolio Manager, International Equities and Chief Investment Officer, Emerging Markets Equities at AllianceBernstein in New York, London and Tokyo. Earlier, he worked at Credit Suisse First Boston in New York, Tokyo and Singapore, first as Equity Research Analyst and later as Chief Investment Strategist and Director—Equity Research.

Mr. Ito, CFA, Global Business Analyst, has worked in investment management since 1996 and has been with

ARGA since 2012. He is a member of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Ito was Director of Business Development at Vestec, a Canadian voice-recognition company. Prior to Vestec, he founded Highview Research, an advisor to the Silverstone Fund, a global long-short, market-neutral fund focused on the automotive sector. Working for the Silverstone Fund in Tokyo from 2004 to 2011, Mr. Ito was responsible for Asian and Japanese investments, and designed processes for risk control and position sizing. Previously, while at UBS Global Asset Management and Citigroup Asset Management, Mr. Ito covered global and Japanese consumer durable and capital goods companies.

Mr. Kumar, Global Business Analyst, joined ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Kumar was an Analyst at ICRA Ltd., a leading credit rating agency in India. At ICRA, he worked with the corporate ratings division, and handled credit rating assignments across multiple industries including auto ancillaries, hotels and textiles.

PACE Global Real Estate Securities Investments. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") serves as subadvisor for PACE Global Real Estate Securities Investments.

MFS is located at 111 Huntington Avenue, Boston, MA 02199. As of September 30, 2021, MFS had approximately $657.1 billion in assets under management. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Rick Gable, an Investment Officer of MFS, is primarily responsible for the day-to-day management of the fund's assets.

Mr. Gable has been employed in the investment area of MFS since 2011.

PACE Alternative Strategies Investments. UBS AM serves as the manager for PACE Alternative Strategies Investments. Allspring Global Investments, LLC ("Allspring"), First Quadrant, LLC ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management,

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LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") serve as subadvisors for PACE Alternative Strategies Investments. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Allspring has offices at 525 Market Street, 10th Floor, San Francisco, CA 94105-2724. As of September 30, 2021, Allspring had approximately $488.2 billion in assets under management. The Allspring Investment team has served the fund since its inception.

Allspring utilizes a team portfolio management approach. A team of investment professionals at Allspring serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of Allspring's portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies. Harindra de Silva heads the research efforts for the team.

Dennis Bein, portfolio manager, has 31 years of industry experience. David Krider, portfolio manager, has 19 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, portfolio manager, has 36 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, CA 91101. As of September 30, 2021, First Quadrant had approximately $13.8 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, including mandates and active/passive mandates, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its strategic partners. First Quadrant is a systematic invest-

ment management boutique founded in 1988 and has served as a subadvisor to the fund since April 2009.

As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009 and July 2016, respectively.

Dori Levanoni is a partner and senior member of First Quadrant's investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

Jeppe Ladekarl is a partner and serves as Co-Chief Investment Officer at First Quadrant. In this capacity, Mr. Ladekarl jointly oversees all investment-related responsibilities, including strategy development, portfolio construction, risk management, portfolio implementation and trade execution. Prior to assuming the role of Co-Chief Investment Officer, Mr. Ladekarl directed the firm's efforts in the global macro space for many years. Before joining the firm in 2009, he worked at the World Bank, where he held a number of roles, including principal portfolio manager for the currency and GTAA portfolios managed by the World Bank Pension and Endowments Department. Prior to the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank.

Sirios, located at One International Place, Boston, MA 02110, is an investment management firm founded in 1999. As of September 30, 2021, Sirios had approximately $1.1 billion in assets under management. John F. Brennan, Jr. holds authority and responsibility for research and the day-to-day management of the portion of the fund's portfolio allocated to Sirios.

Mr. Brennan co-founded Sirios in 1999 and currently serves as Managing Director. Prior to co-founding Sirios, Mr. Brennan was a senior vice president (1998 to 1999) of MFS Investment Management where he served as analyst and portfolio manager (1985 to 1999) and

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member of the MFS Advisory Board and MFS Equity Management Group (1998 to 1999).

Aviva, located at 225 West Wacker, Suite 2250, Chicago, IL 60606, is an asset management firm part of Aviva plc, a global asset management firm listed on the London stock exchange. As of September 30, 2021, Aviva had approximately $32.2 billion in assets under management. Peter Fitzgerald and Ian Pizer are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Aviva.

Peter Fitzgerald manages Aviva's suite of outcome-focused multi-strategy funds targeting specific client outcomes such as achieving reliable capital growth and securing a steady stream of income. He also leads Aviva's global multi-assets investment and macro investment teams and is responsible for the strategic direction of its global multi-asset and multi-strategy offering. Mr. Fitzgerald began his career at Old Mutual in 1995 before joining BNP Wealth Management's multi-asset team. He has extensive international experience having worked in Asia, Latin America and Europe. He joined Aviva in 2011. He is also a CFA charterholder.

Ian Pizer, portfolio manager, AIMS target return, is head of multi-strategy funds, responsible for leading Aviva's multi-strategy investment team and co-managing the AIMS Target Return fund. Mr. Pizer has a longstanding association with the AIMS franchise and played a key role in its growth after joining Aviva Investors in 2014, particularly as portfolio manager on AIMS Target Return and in developing the house view as head of investment strategy. Prior to joining Aviva, Mr. Pizer spent over ten years at Standard Life Investments, where he was investment director, multi-asset investing and managed the global absolute return strategies fund and the absolute return bond strategy Fund. Mr. Pizer is also a CFA charterholder.

PCJ Investment Counsel Ltd. ("PCJ"), located at 130 King St. West, Suite 1400, P.O. Box 240, Toronto, ON M5X 1C8, is part of a multi-boutique investment management partnership with the Connor, Clark & Lunn Financial Group. As of September 30, 2021, PCJ had approximately $0.6 billion in assets under management. Adam Posman, Heiki Altosaar, Jenny Yan and Kevin Kingsley are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to PCJ.

Adam Posman joined PCJ as a partner in 2011, and he is the Chief Investment Officer, is responsible for decision-making and oversight for all PCJ investment strategies, and is the lead portfolio manager for the PCJ absolute return strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies. Prior to joining PCJ, Mr. Posman worked at Brookfield Investment Management (Canada) Inc. as a member of a portfolio management team focused on both an unconstrained long/short equity strategy and a high-yield credit strategy.

Heiki Altosaar joined PCJ in 1996 and later became a partner of the firm. He maintains a lead portfolio management role for the firm's large cap Canadian equity strategy, and he also conducts fundamental research on information technology, industrials, healthcare, and consumer companies. Mr. Altosaar is also Chief Compliance Officer for PCJ, a title that he has held for over 19 years. Prior to becoming a member of the PCJ team, he worked at Elliot & Page Ltd. as an equity analyst.

Jenny Yan joined PCJ in 2014, and maintains responsibility for portfolio management and fundamental research across all PCJ investment strategies. Prior to joining PCJ, she worked at JP Morgan (UK) as an equity research and investment banking analyst, evaluating various equity, debt and M&A transactions for metals & mining companies.

Kevin Kingsley joined PCJ in 2018 as a partner, and he maintains responsibility for portfolio management and fundamental research for each of PCJ's strategies. Prior to joining PCJ, Mr. Kingsley co-managed a market-neutral North American strategy for Seven Seas Capital Management. Prior to that, he was a member of the Fundamental Investment Group, UBS Securities Canada Inc. Prior to that he worked in Equity Research for UBS Securities Canada, focusing on Energy and Pipelines.

Kettle Hill Capital Management, LLC is located at 747 Third Avenue, 19th Floor, New York, NY 10017. As of September 30, 2021, Kettle Hill had approximately $871.3 million in assets under management. Kettle Hill utilizes a fundamental, research driven investment approach and focuses primarily on long and short value biased opportunities within the US small cap equity sector. The firm manages assets for a diverse client base, including institutional and high net worth clients, and

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employs a full-time staff of 14 professionals, including 8 investment professionals. Andrew Kurita is the primary investment professional responsible for the day-to-day management of Kettle Hill's portion of the fund.

Kettle Hill was established in 2003 by Mr. Kurita, who has served as portfolio manager and Chief Investment Officer since inception. Prior to forming Kettle Hill, Mr. Kurita served as Vice President at Andor Capital Management and prior to that was a Vice President at Cramer Rosenthal McGlynn. He is a CFA charterholder.

DLD is located at 150 East 52nd Street, 27th Floor, New York, NY 10022. As of September 30, 2021, DLD had approximately $1 billion in assets under management. DLD was founded in 2013, its sole business is asset management and the firm offers a variety of alternative investment products to its clients.

DLD employs a team-based approach to investment research and portfolio management. Sudeep Duttaroy and Mark Friedman are primarily responsible for day-to-day management of the portion of the fund allocated to DLD. Mr. Friedman has over 28 years of experience in the alternative investment industry. Mr. Friedman founded DLD in May 2013, where he serves as Chief Investment Officer and founder. Mr. Duttaroy has been a Portfolio Manager at DLD since 2015 and has 18 years of experience trading convertible bonds across global markets. Prior to his time at DLD, Mr. Duttaroy was a portfolio manager at Amida Capital Management and at AM Investment Partners (a predecessor firm of DLD).

Magnetar Asset Management LLC ("Magnetar") is located at 1603 Orrington Ave, 13th Floor, Evanston, IL 60201. As of September 30, 2021, Magnetar and its affiliates had approximately $13.5 billion in assets under management. Devin Dallaire is primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Magnetar.

Devin Dallaire joined an affiliate of Magnetar in 2010, and is Head of Products of Systematic Investing for Magnetar. Prior to joining Magnetar's affiliate, Mr. Dallaire was a senior investment researcher at Bridgewater Associates, where he was responsible for researching and developing risk management and portfolio construction strategies for their Fundamental Global 68 Macro Fund. Prior to joining Bridgewater Associates, he was head of risk management and quan-

titative research at Third Point. From 2001 to 2006, he was head of global equity quantitative research at Citadel Investment Group. Mr. Dallaire started his career in 1994 at Stafford Trading where he was head of quantitative research.

Other information

UBS AM has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") with respect to each fund in this prospectus except PACE Alternative Strategies Investments. UBS AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. UBS AM will need to continue engaging in a limited level of commodity trading to continue to qualify for the CPO exclusion with respect to each fund (other than PACE Alternative Strategies Investments) or may withdraw its exclusion with respect to a fund (which may incur additional costs). PACE Alternative Strategies Investments' current net asset value per share is available to investors at https://www.ubs.com/us/en/
asset-management/individual-investors-and-financial-advisors/products/ii_pace.html.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

Dividends and taxes

Dividends

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity

161

Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class A shares are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the funds through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, distributions derived from a REIT, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Fees allocable to exempt-interest dividends from PACE Municipal Fixed Income Investments will not be deductible by individuals.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and if it elects to do so, then your share of such foreign taxes would generally be included in your income and, subject to certain limitations, you would generally be entitled to a foreign tax credit in computing your taxes.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

The funds are generally required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a

162

financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings

Each fund will generally post on UBS AM's website at https://www.ubs.com/us/en/asset-management.html, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar quarter-end, on or about 25 calendar days after the end of the calendar quarter.

Each fund's complete schedule of portfolio holdings for the first and third quarters of its fiscal year will be publicly available on the SEC's website as part of periodic filings on Form N-PORT for such periods. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-PORT for the last month of the applicable fiscal quarter and Forms N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

163

Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

164

Financial highlights

PACE Mortgage-Backed Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.03	$12.69	$12.34	$12.85	$13.15
Net investment income (loss)[1]	0.13	0.26	0.30	0.24	0.17
Net realized and unrealized gain (loss)	0.04	0.48	0.46	(0.38)	(0.13)
Net increase (decrease) from operations	0.17	0.74	0.76	(0.14)	0.04
Dividends from net investment income	(0.37)	(0.40)	(0.41)	(0.37)	(0.34)
Net asset value, end of year	$12.83	$13.03	$12.69	$12.34	$12.85
Total investment return[2]	1.20%	6.02%	6.27%	(1.12)%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.14%	1.36%	1.38%	1.09%[3]	1.08%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.98%	1.20%	1.25%	0.97%[3]	0.97%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	0.98%	2.02%	2.42%	1.88%	1.33%
Supplemental data:
Net assets, end of year (000's)	$28,960	$31,498	$34,380	$30,489	$36,239
Portfolio turnover	796%	765%	905%	887%	1,255%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.04	$12.69	$12.35	$12.86	$13.16
Net investment income (loss)[1]	0.16	0.30	0.33	0.27	0.19
Net realized and unrealized gain (loss)	0.03	0.48	0.45	(0.38)	(0.12)
Net increase (decrease) from operations	0.19	0.78	0.78	(0.11)	0.07
Dividends from net investment income	(0.40)	(0.43)	(0.44)	(0.40)	(0.37)
Net asset value, end of year	$12.83	$13.04	$12.69	$12.35	$12.86
Total investment return[2]	1.46%	6.28%	6.44%	(0.87)%	0.63%

Ratios to average net assets:

Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.95%	1.23%	1.25%	1.01%[3]	0.99%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.73%	0.97%	0.98%	0.72%[3]	0.72%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.24%	2.35%	2.66%	2.12%	1.49%
Supplemental data:
Net assets, end of year (000's)	$13,535	$15,308	$25,481	$30,542	$45,658
Portfolio turnover	796%	765%	905%	887%	1,255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

165

Financial highlights

PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.12	0.23	0.30	0.24	0.16
Net realized and unrealized gain (loss)	(0.22)	0.95	0.56	(0.42)	(0.06)
Net increase (decrease) from operations	(0.10)	1.18	0.86	(0.18)	0.10
Dividends from net investment income	(0.17)	(0.26)	(0.32)	(0.26)	(0.17)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.48)	(0.26)	(0.32)	(0.26)	(0.21)
Net asset value, end of year	$12.78	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(0.72)%	9.61%	7.33%	(1.43)%	0.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%	1.04%[3]	1.05%[3]	1.00%[3]	1.01%[3]
Expenses after fee waivers and/or expense reimbursements	0.91%	0.91%[3]	0.91%[3]	0.93%[3]	0.93%[3]
Net investment income (loss)	0.95%	1.82%	2.52%	1.97%	1.32%
Supplemental data:
Net assets, end of year (000's)	$12,045	$13,475	$13,652	$14,254	$16,884
Portfolio turnover	416%	403%	511%	537%	437%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.16	0.26	0.33	0.27	0.19
Net realized and unrealized gain (loss)	(0.22)	0.95	0.56	(0.42)	(0.05)
Net increase (decrease) from operations	(0.06)	1.21	0.89	(0.15)	0.14
Dividends from net investment income	(0.21)	(0.29)	(0.35)	(0.29)	(0.21)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.52)	(0.29)	(0.35)	(0.29)	(0.25)
Net asset value, end of year	$12.78	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(0.47)%	9.89%	7.60%	(1.20)%	1.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.96%	0.87%[3]	0.98%[3]	0.95%[3]	0.93%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	1.22%	2.08%	2.77%	2.23%	1.57%
Supplemental data:
Net assets, end of year (000's)	$199	$271	$325	$293	$337
Portfolio turnover	416%	403%	511%	537%	437%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

166

Financial highlights

PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.91	$13.91	$13.32	$13.81	$14.21
Net investment income (loss)[1]	0.32	0.37	0.40	0.35	0.36
Net realized and unrealized gain (loss)	(0.14)	1.06	0.61	(0.47)	(0.15)
Net increase (decrease) from operations	0.18	1.43	1.01	(0.12)	0.21
Dividends from net investment income	(0.33)	(0.43)	(0.42)	(0.37)	(0.39)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.76)	(0.43)	(0.42)	(0.37)	(0.61)
Net asset value, end of year	$14.33	$14.91	$13.91	$13.32	$13.81
Total investment return[2]	1.25%	10.56%	7.69%	(0.89)%	1.61%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.00%	1.35%	1.56%	1.05%	1.12%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.94%	1.28%	1.51%	1.01%	1.06%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.93%	0.93%	0.96%	0.96%	0.96%
Net investment income (loss)	2.19%	2.57%	2.98%	2.57%	2.59%
Supplemental data:
Net assets, end of year (000's)	$15,976	$18,980	$18,074	$13,652	$13,605
Portfolio turnover	147%	248%	308%	243%	212%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.88	$13.88	$13.29	$13.79	$14.19
Net investment income (loss)[1]	0.35	0.40	0.43	0.38	0.39
Net realized and unrealized gain (loss)	(0.13)	1.06	0.62	(0.48)	(0.15)
Net increase (decrease) from operations	0.22	1.46	1.05	(0.10)	0.24
Dividends from net investment income	(0.36)	(0.46)	(0.46)	(0.40)	(0.42)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.79)	(0.46)	(0.46)	(0.40)	(0.64)
Net asset value, end of year	$14.31	$14.88	$13.88	$13.29	$13.79
Total investment return[2]	1.54%	10.78%	8.05%	(0.71)%	1.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including interest expense	0.71%	1.30%	1.42%	0.93%	1.03%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.69%	1.03%	1.24%	0.76%	0.81%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.68%	0.71%	0.71%	0.71%
Net investment income (loss)	2.43%	2.83%	3.24%	2.81%	2.84%
Supplemental data:
Net assets, end of year (000's)	$1,033	$1,110	$1,364	$1,370	$1,599
Portfolio turnover	147%	248%	308%	243%	212%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

167

Financial highlights

PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.40	$13.23	$12.73	$13.08	$13.55
Net investment income (loss)[1]	0.26	0.27	0.34	0.33	0.32
Net realized and unrealized gain (loss)	0.11	0.20	0.53	(0.32)	(0.37)
Net increase (decrease) from operations	0.37	0.47	0.87	0.01	(0.05)
Dividends from net investment income	(0.24)	(0.25)	(0.34)	(0.34)	(0.32)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.32)	(0.30)	(0.37)	(0.36)	(0.42)
Net asset value, end of year	$13.45	$13.40	$13.23	$12.73	$13.08
Total investment return[2]	2.81%	3.66%	6.92%	0.03%	(0.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%	0.92%	0.92%	0.91%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.82%	0.82%	0.82%	0.85%
Net investment income (loss)	1.95%	2.07%	2.62%	2.58%	2.47%
Supplemental data:
Net assets, end of year (000's)	$37,068	$40,355	$45,403	$38,714	$46,784
Portfolio turnover	9%	10%	21%	19%	14%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.41	$13.23	$12.74	$13.08	$13.56
Net investment income (loss)[1]	0.30	0.30	0.37	0.37	0.35
Net realized and unrealized gain (loss)	0.10	0.22	0.52	(0.32)	(0.38)
Net increase (decrease) from operations	0.40	0.52	0.89	0.05	(0.03)
Dividends from net investment income	(0.28)	(0.29)	(0.37)	(0.37)	(0.35)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.36)	(0.34)	(0.40)	(0.39)	(0.45)
Net asset value, end of year	$13.45	$13.41	$13.23	$12.74	$13.08
Total investment return[2]	2.99%	4.00%	7.10%	0.34%	(0.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%	0.73%	0.73%	0.71%	0.71%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.57%	0.64%
Net investment income (loss)	2.20%	2.31%	2.87%	2.83%	2.67%
Supplemental data:
Net assets, end of year (000's)	$4	$4	$68	$65	$91
Portfolio turnover	9%	10%	21%	19%	14%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

168

Financial highlights

PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.58	$10.01	$9.73	$10.04	$10.79
Net investment income (loss)[1]	0.07	0.09	0.11	0.09	0.11
Net realized and unrealized gain (loss)	0.14	0.64	0.32	(0.26)	(0.61)
Net increase (decrease) from operations	0.21	0.73	0.43	(0.17)	(0.50)
Dividends from net investment income	(0.11)	(0.16)	(0.15)	—	(0.18)
Distributions from net realized gains	(0.20)	—	—	—	—
Return of capital	—	—	—	(0.14)	(0.07)
Total dividends and return of capital	(0.31)	(0.16)	(0.15)	(0.14)	(0.25)
Net asset value, end of year	$10.48	$10.58	$10.01	$9.73	$10.04
Total investment return[2]	2.04%	7.36%	4.48%	(1.72)%	(4.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%	1.27%	1.26%[3]	1.27%[3]	1.29%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%	1.03%	1.03%[3]	1.09%[3]	1.10%[3]
Net investment income (loss)	0.67%	0.88%	1.12%	0.93%	1.11%
Supplemental data:
Net assets, end of year (000's)	$26,309	$28,811	$30,448	$31,480	$38,368
Portfolio turnover	132%	136%	54%	221%	199%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.51	$9.96	$9.69	$10.00	$10.75
Net investment income (loss)[1]	0.09	0.10	0.12	0.11	0.13
Net realized and unrealized gain (loss)	0.15	0.63	0.32	(0.26)	(0.62)
Net increase (decrease) from operations	0.24	0.73	0.44	(0.15)	(0.49)
Dividends from net investment income	(0.14)	(0.18)	(0.17)	—	(0.18)
Distributions from net realized gains	(0.20)	—	—	—	—
Return of capital	—	—	—	(0.16)	(0.08)
Total dividends and return of capital	(0.34)	(0.18)	(0.17)	(0.16)	(0.26)
Net asset value, end of year	$10.41	$10.51	$9.96	$9.69	$10.00
Total investment return[2]	2.20%	7.47%	4.66%	(1.51)%	(4.45)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.12%	1.05%	1.10%[3]	1.15%[3]	1.13%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%	0.87%	0.87%[3]	0.94%[3]	0.94%[3]
Net investment income (loss)	0.83%	1.04%	1.28%	1.08%	1.28%
Supplemental data:
Net assets, end of year (000's)	$1,777	$1,943	$2,182	$2,324	$2,592
Portfolio turnover	132%	136%	54%	221%	199%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

169

Financial highlights

PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.28	$9.72	$9.81	$10.07	$9.59
Net investment income (loss)[1]	0.50	0.50	0.53	0.53	0.54
Net realized and unrealized gain (loss)	0.73	(0.40)	(0.09)	(0.26)	0.48
Net increase (decrease) from operations	1.23	0.10	0.44	0.27	1.02
Dividends from net investment income	(0.50)	(0.54)	(0.53)	(0.53)	(0.54)
Total dividends, distributions and return of capital	(0.50)	(0.54)	(0.53)	(0.53)	(0.54)
Net asset value, end of year	$10.01	$9.28	$9.72	$9.81	$10.07
Total investment return[2]	13.48%	1.25%	4.66%	2.76%	10.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.25%	1.24%	1.23%[3]	1.22%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%	1.06%	1.06%[3]	1.06%	1.07%
Net investment income (loss)	5.12%	5.39%	5.52%	5.29%	5.43%
Supplemental data:
Net assets, end of year (000's)	$4,662	$7,507	$5,813	$3,748	$4,251
Portfolio turnover	75%	82%	62%	63%	91%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.32	$9.76	$9.86	$10.10	$9.62
Net investment income (loss)[1]	0.52	0.52	0.55	0.56	0.56
Net realized and unrealized gain (loss)	0.74	(0.40)	(0.10)	(0.25)	0.48
Net increase (decrease) from operations	1.26	0.12	0.45	0.31	1.04
Dividends from net investment income	(0.52)	(0.56)	(0.55)	(0.55)	(0.56)
Total dividends, distributions and return of capital	(0.52)	(0.56)	(0.55)	(0.55)	(0.56)
Net asset value, end of year	$10.06	$9.32	$9.76	$9.86	$10.10
Total investment return[2]	13.71%	1.49%	4.79%	3.06%	11.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.98%	0.93%	0.92%[3]	0.85%	1.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.88%	0.88%	0.88%[3]	0.79%	0.88%
Net investment income (loss)	5.24%	5.58%	5.69%	5.57%	5.66%
Supplemental data:
Net assets, end of year (000's)	$647	$568	$560	$534	$518
Portfolio turnover	75%	82%	62%	63%	91%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

170

Financial highlights

PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.87	$21.57	$23.76	$23.70	$21.35
Net investment income (loss)[1]	0.21	0.38	0.38	0.35	0.33
Net realized and unrealized gain (loss)	7.51	(2.83)	(0.40)	1.73	2.99
Net increase (decrease) from operations	7.72	(2.45)	(0.02)	2.08	3.32
Dividends from net investment income	(0.25)	(0.39)	(0.35)	(0.32)	(0.35)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(0.25)	(1.25)	(2.17)	(2.02)	(0.97)
Net asset value, end of year	$25.34	$17.87	$21.57	$23.76	$23.70
Total investment return[2]	43.50%	(12.41)%	1.06%	8.83%	15.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.32%	1.47%	1.44%	1.46%	1.45%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.32%	1.47%	1.44%	1.46%	1.44%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.12%	1.13%	1.11%	1.10%	1.11%
Net investment income (loss)	0.95%	1.91%	1.77%	1.46%	1.47%
Supplemental data:
Net assets, end of year (000's)	$103,828	$81,190	$107,796	$111,759	$117,223
Portfolio turnover	117%	72%	81%	68%	71%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.91	$21.64	$23.83	$23.77	$21.41
Net investment income (loss)[1]	0.26	0.42	0.44	0.41	0.39
Net realized and unrealized gain (loss)	7.54	(2.84)	(0.40)	1.73	3.00
Net increase (decrease) from operations	7.80	(2.42)	0.04	2.14	3.39
Dividends from net investment income	(0.31)	(0.45)	(0.41)	(0.38)	(0.41)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(0.31)	(1.31)	(2.23)	(2.08)	(1.03)
Net asset value, end of year	$25.40	$17.91	$21.64	$23.83	$23.77
Total investment return[2]	43.81%	(12.22)%	1.35%	9.08%	16.02%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%	1.55%	1.19%	1.21%	1.20%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.08%	1.23%	1.19%	1.21%	1.19%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.89%	0.86%	0.85%	0.86%
Net investment income (loss)	1.18%	2.15%	2.01%	1.71%	1.73%
Supplemental data:
Net assets, end of year (000's)	$17,611	$13,059	$16,463	$17,206	$17,451
Portfolio turnover	117%	72%	81%	68%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

171

Financial highlights

PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$26.11	$24.27	$27.06	$25.18	$22.37
Net investment income (loss)[1]	(0.19)	(0.02)	(0.06)	(0.06)	0.02
Net realized and unrealized gain (loss)	7.99	5.61	1.74	4.55	3.54
Net increase (decrease) from operations	7.80	5.59	1.68	4.49	3.56
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(4.97)	(3.75)	(4.47)	(2.61)	(0.75)
Net asset value, end of year	$28.94	$26.11	$24.27	$27.06	$25.18
Total investment return[2]	32.62%	26.36%	10.08%	18.72%	16.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.16%[3]	1.14%[3]	1.14%[3]	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[3]	1.13%[3]	1.14%[3]	1.17%[3]
Net investment income (loss)	(0.69)%	(0.10)%	(0.27)%	(0.22)%	0.07%
Supplemental data:
Net assets, end of year (000's)	$63,320	$54,124	$48,197	$47,549	$45,095
Portfolio turnover	39%	42%	34%	41%	40%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$27.83	$25.61	$28.23	$26.12	$23.19
Net investment income (loss)[1]	(0.12)	0.04	(0.01)	0.01	0.08
Net realized and unrealized gain (loss)	8.55	5.97	1.87	4.74	3.66
Net increase (decrease) from operations	8.43	6.01	1.86	4.75	3.74
Dividends from net investment income	—	(0.04)	(0.01)	(0.03)	(0.09)
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(4.97)	(3.79)	(4.48)	(2.64)	(0.81)
Net asset value, end of year	$31.29	$27.83	$25.61	$28.23	$26.12
Total investment return[2]	32.89%	26.71%	10.38%	19.03%	16.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%[3]	0.88%[3]	0.88%[3]	0.88%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%[3]	0.88%[3]	0.88%[3]	0.88%[3]	0.91%[3]
Net investment income (loss)	(0.42)%	0.15%	(0.02)%	0.05%	0.33%
Supplemental data:
Net assets, end of year (000's)	$22,743	$19,149	$16,329	$15,715	$14,238
Portfolio turnover	39%	42%	34%	41%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

172

Financial highlights

PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.88	$18.74	$21.05	$20.90	$18.86
Net investment income (loss)[1]	0.02	0.08	0.10	0.07	0.13
Net realized and unrealized gain (loss)	9.53	(1.81)	(1.29)	2.49	2.75
Net increase (decrease) from operations	9.55	(1.73)	(1.19)	2.56	2.88
Dividends from net investment income	(0.10)	(0.13)	(0.13)	(0.02)	(0.28)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)
Total dividends and distributions	(0.10)	(0.13)	(1.12)	(2.41)	(0.84)
Net asset value, end of year	$26.33	$16.88	$18.74	$21.05	$20.90
Total investment return[2]	56.72%	(9.32)%	(4.68)%	12.93%	15.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%	1.23%[3]	1.22%[3]	1.21%	1.23%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%	1.23%[3]	1.22%[3]	1.21%	1.21%[3]
Net investment income (loss)	0.09%	0.47%	0.52%	0.34%	0.66%
Supplemental data:
Net assets, end of year (000's)	$19,885	$13,279	$17,094	$18,342	$17,627
Portfolio turnover	50%	59%	68%	60%	102%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.69	$19.63	$22.00	$21.71	$19.55
Net investment income (loss)[1]	0.07	0.14	0.16	0.15	0.30
Net realized and unrealized gain (loss)	9.98	(1.90)	(1.35)	2.58	2.70
Net increase (decrease) from operations	10.05	(1.76)	(1.19)	2.73	3.00
Dividends from net investment income	(0.13)	(0.18)	(0.19)	(0.05)	(0.28)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)
Total dividends and distributions	(0.13)	(0.18)	(1.18)	(2.44)	(0.84)
Net asset value, end of year	$27.61	$17.69	$19.63	$22.00	$21.71
Total investment return[2]	56.98%	(9.08)%	(4.44)%	13.26%	15.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.00%	1.04%[3]	0.94%[3]	0.89%	1.13%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.00%	1.04%[3]	0.94%[3]	0.89%	1.10%[3]
Net investment income (loss)	0.29%	0.77%	0.79%	0.70%	1.43%
Supplemental data:
Net assets, end of year (000's)	$153	$105	$178	$232	$297
Portfolio turnover	50%	59%	68%	60%	102%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

173

Financial highlights

PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.82	$16.82	$19.54	$16.79	$14.34
Net investment income (loss)[1]	(0.15)	(0.10)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	7.42	1.65	0.45	3.88	2.54
Net increase (decrease) from operations	7.27	1.55	0.33	3.76	2.45
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of year	$21.72	$15.82	$16.82	$19.54	$16.79
Total investment return[2]	47.35%	10.43%	4.67%	23.29%	17.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.19%[3]	1.23%[3]	1.21%[3]	1.20%[3]	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.19%[3]	1.23%[3]	1.21%[3]	1.19%[3]	1.19%
Net investment income (loss)	(0.77)%	(0.64)%	(0.67)%	(0.66)%	(0.61)%
Supplemental data:
Net assets, end of year (000's)	$31,412	$23,755	$24,675	$24,749	$22,681
Portfolio turnover	98%	89%	135%	99%	93%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.87	$18.65	$21.26	$18.08	$15.44
Net investment income (loss)[1]	(0.15)	(0.08)	(0.10)	(0.02)	(0.08)
Net realized and unrealized gain (loss)	8.42	1.85	0.54	4.21	2.72
Net increase (decrease) from operations	8.27	1.77	0.44	4.19	2.64
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of year	$24.77	$17.87	$18.65	$21.26	$18.08
Total investment return[2]	47.52%	10.60%	4.82%	23.97%	17.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.20%[3]	1.21%[3]	0.92%[3]	0.69%[3]	1.24%
Expenses after fee waivers and/or expense reimbursements	1.08%[3]	1.08%[3]	1.08%[3,4]	0.67%[3]	1.13%
Net investment income (loss)	(0.66)%	(0.49)%	(0.54)%	(0.12)%	(0.48)%
Supplemental data:
Net assets, end of year (000's)	$36	$28	$49	$47	$100
Portfolio turnover	98%	89%	135%	99%	93%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

174

Financial highlights

PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.64	$15.00	$17.03	$16.23	$14.19
Net investment income (loss)[1]	0.24	0.21	0.24	0.23	0.26
Net realized and unrealized gain (loss)	4.34	(0.18)	(1.13)	0.88	2.06
Net increase (decrease) from operations	4.58	0.03	(0.89)	1.11	2.32
Dividends from net investment income	(0.19)	(0.36)	(0.26)	(0.31)	(0.28)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(0.19)	(0.39)	(1.14)	(0.31)	(0.28)
Net asset value, end of year	$19.03	$14.64	$15.00	$17.03	$16.23
Total investment return[2]	31.41%	0.00%	(4.56)%	6.88%	16.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.64%	1.78%	1.88%	1.86%[3]	1.79%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.58%	1.78%	1.88%	1.85%[3]	1.76%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.25%	1.34%	1.34%	1.31%	1.37%
Net investment income (loss)	1.40%	1.42%	1.60%	1.37%	1.77%
Supplemental data:
Net assets, end of year (000's)	$28,773	$23,422	$27,264	$31,165	$31,113
Portfolio turnover	48%	32%	46%	78%	81%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.58	$14.93	$16.98	$16.17	$14.14
Net investment income (loss)[1]	0.28	0.25	0.29	0.28	0.30
Net realized and unrealized gain (loss)	4.33	(0.17)	(1.15)	0.89	2.05
Net increase (decrease) from operations	4.61	0.08	(0.86)	1.17	2.35
Dividends from net investment income	(0.24)	(0.40)	(0.31)	(0.36)	(0.32)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(0.24)	(0.43)	(1.19)	(0.36)	(0.32)
Net asset value, end of year	$18.95	$14.58	$14.93	$16.98	$16.17
Total investment return[2]	31.77%	0.29%	(4.32)%	7.24%	17.04%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.36%	1.47%	1.62%	1.59%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.33%	1.47%	1.62%	1.58%[3]	1.48%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.03%	1.07%	1.04%	1.09%
Net investment income (loss)	1.65%	1.71%	1.90%	1.63%	2.04%
Supplemental data:
Net assets, end of year (000's)	$12,596	$11,053	$11,977	$13,966	$14,726
Portfolio turnover	48%	32%	46%	78%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

175

Financial highlights

PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.79	$12.99	$13.61	$13.59	$11.41
Net investment income (loss)[1]	0.05	0.12	0.16	0.13	0.13
Net realized and unrealized gain (loss)	3.18	0.80	(0.58)	0.03	2.14
Net increase (decrease) from operations	3.23	0.92	(0.42)	0.16	2.27
Dividends from net investment income	(0.15)	(0.12)	(0.20)	(0.14)	(0.09)
Net asset value, end of year	$16.87	$13.79	$12.99	$13.61	$13.59
Total investment return[2]	23.45%	6.97%	(2.91)%	1.11%	19.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.66%[3]	1.72%[3]	1.71%[3]	1.72%[3]	1.80%[3]
Expenses after fee waivers and/or expense reimbursements	1.55%[3]	1.65%[3]	1.70%[3]	1.70%[3]	1.75%[3]
Net investment income (loss)	0.33%	0.92%	1.24%	0.89%	1.06%
Supplemental data:
Net assets, end of year (000's)	$5,033	$4,605	$4,512	$3,811	$4,076
Portfolio turnover	82%	79%	52%	65%	65%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.92	$13.11	$13.73	$13.70	$11.51
Net investment income (loss)[1]	0.09	0.15	0.19	0.17	0.16
Net realized and unrealized gain (loss)	3.21	0.81	(0.59)	0.03	2.15
Net increase (decrease) from operations	3.30	0.96	(0.40)	0.20	2.31
Dividends from net investment income	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Net asset value, end of year	$17.04	$13.92	$13.11	$13.73	$13.70
Total investment return[2]	23.78%	7.29%	(2.74)%	1.41%	20.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%[3]	1.40%[3]	1.47%[3]	1.45%[3]	1.54%[3]
Expenses after fee waivers and/or expense reimbursements	1.30%[3]	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]
Net investment income (loss)	0.56%	1.16%	1.45%	1.15%	1.30%
Supplemental data:
Net assets, end of year (000's)	$5,630	$6,067	$6,424	$7,419	$7,795
Portfolio turnover	82%	79%	52%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

176

Financial highlights

PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$6.13	$7.74	$7.65	$7.69	$8.03
Net investment income (loss)[1]	0.08	0.12	0.14	0.21	0.17
Net realized and unrealized gain (loss)	2.38	(1.37)	0.18	0.06	(0.21)
Net increase (decrease) from operations	2.46	(1.25)	0.32	0.27	(0.04)
Dividends from net investment income	(0.17)	(0.36)	(0.23)	(0.27)	(0.30)
Distributions from net realized gains	—	—	—	(0.04)	—
Total dividends and distributions	(0.17)	(0.36)	(0.23)	(0.31)	(0.30)
Net asset value, end of year	$8.42	$6.13	$7.74	$7.65	$7.69
Total investment return[2]	40.73%	(17.00)%	4.53%	3.50%	(0.15)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.62%[3]	1.59%[3]	1.56%[3]	1.50%[3]	1.54%[3]
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.45%[3]	1.45%[3]	1.46%[3]
Net investment income (loss)	1.06%	1.69%	1.81%	2.82%	2.28%
Supplemental data:
Net assets, end of year (000's)	$409	$307	$491	$370	$458
Portfolio turnover	117%	111%	68%	73%	98%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

177

Financial highlights

PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.05	$10.60	$10.85	$10.71	$10.49
Net investment income (loss)[1]	(0.17)	(0.06)	0.01	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.96	0.51	0.03	0.16	0.29
Net increase (decrease) from operations	0.79	0.45	0.04	0.14	0.22
Dividends from net investment income	(0.14)	—	—	—	—
Distributions from net realized gains	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.54)	—	(0.29)	—	—
Net asset value, end of year	$11.30	$11.05	$10.60	$10.85	$10.71
Total investment return[2]	7.21%	4.25%	0.52%	1.21%	2.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.93%	2.80%	2.65%	2.36%	2.26%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.81%	2.62%	2.58%	2.27%	2.17%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%	1.88%	1.85%	1.76%	1.75%
Net investment income (loss)	(1.47)%	(0.57)%	0.10%	(0.16)%	(0.71)%
Supplemental data:
Net assets, end of year (000's)	$5,995	$6,460	$8,394	$7,208	$8,702
Portfolio turnover	418%	491%	447%	346%	292%
	Class Y
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.06	$10.60	$10.82	$10.65	$10.42
Net investment income (loss)[1]	(0.14)	(0.04)	0.04	0.01	(0.06)
Net realized and unrealized gain (loss)	0.96	0.52	0.03	0.16	0.29
Net increase (decrease) from operations	0.82	0.48	0.07	0.17	0.23
Dividends from net investment income	(0.17)	(0.02)	—	—	—
Distributions from net realized gains	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.57)	(0.02)	(0.29)	—	—
Net asset value, end of year	$11.31	$11.06	$10.60	$10.82	$10.65
Total investment return[2]	7.40%	4.56%	0.80%	1.41%	2.40%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%	2.56%	2.38%	2.11%	2.06%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.57%	2.38%	2.31%	2.02%	1.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.63%	1.59%	1.51%	1.57%
Net investment income (loss)	(1.22)%	(0.38)%	0.36%	0.09%	(0.54)%
Supplemental data:
Net assets, end of year (000's)	$436	$402	$386	$544	$646
Portfolio turnover	418%	491%	447%	346%	292%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

178

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the funds or through a financial intermediary. Intermediaries identified in this Appendix A may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the funds or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the funds or through another intermediary to receive these waivers or discounts.

*****

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

A-1

CDSC Waivers on A Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the funds' prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the funds' prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

A-2

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds' prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A shares available at Raymond James

Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the funds' prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the funds' prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James:
breakpoints, rights of accumulation, and/or letters of intent

Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-3

If you want more information about the funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. The funds' annual and semiannual reports and their SAI will also be posted on the UBS website at: https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html. You may also request other information about the funds and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2021. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Asset Management (Americas) Inc.

is an indirect asset management subsidiary of UBS Group AG

S842

PACE® Select Advisors Trust

Prospectus | November 26, 2021

•  UBS Government Money Market Investments Fund
PCEXX

•  PACE® Mortgage-Backed Securities Fixed Income Investments
PCGTX

•  PACE® Intermediate Fixed Income Investments
PCIFX

•  PACE® Strategic Fixed Income Investments
PCSIX

•  PACE® Municipal Fixed Income Investments
PCMNX

•  PACE® Global Fixed Income Investments
PCGLX

•  PACE® High Yield Investments
PHYPX

•  PACE® Large Co Value Equity Investments
PCLVX

•  PACE® Large Co Growth Equity Investments
PCLCX

•  PACE® Small/Medium Co Value Equity Investments
PCSVX

•  PACE® Small/Medium Co Growth Equity Investments
PCSGX

•  PACE® International Equity Investments
PCIEX

•  PACE® International Emerging Markets Equity Investments
PCEMX

•  PACE® Global Real Estate Securities Investments
PREQX

•  PACE® Alternative Strategies Investments
PASPX

This prospectus offers Class P shares of the fifteen funds in the PACE Select Advisors Trust ("Trust") to participants in the PACESM Select Advisors Program, certain other advisory programs and certain brokerage platforms. The PACE Select Advisors Program and these funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The funds

What every investor should know about the funds

The funds are not complete or balanced investment programs.

UBS Government Money Market Investments Fund
Fund summary

Investment objective

Current income consistent with preservation of capital and liquidity.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.15%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.50
Total annual fund operating expenses	0.65
Management fee waiver/expense reimbursements[1]	0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.60

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (with certain exclusions, as applicable, including interest expense, expenses related to shareholders' meetings, and extraordinary items) would not exceed 0.60% for Class P. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$61	$203	$357	$806

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Principal strategies
Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a "government money market fund" under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund's board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

Management process

UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

Interest rate risk: The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience volatility of its net asset value per share.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund's ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund's investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Prior to November 27, 2019, the fund was named PACE

Government Money Market Investments. Prior to November 28, 2015, the fund was named PACE Money Market Investments, and the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies. Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

UBS Government Money Market Investments Fund
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 0.01%
Best quarter during calendar years shown—2Q 2019: 0.46%
Worst quarter during calendar years shown—3Q 2011; 1Q, 2Q, &
3Q 2012; 1Q 2013: 0.00% (Actual total returns were 0.0024%)

Average annual total returns (figures do not reflect the deduction of the PACE Select Advisors Program Fee)
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)	0.21%	0.69%	0.35%

Investment manager and advisor

UBS AM serves as the fund's manager and investment advisor.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Participants in the PACESM Select Advisors Program and certain other advisory programs may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. There is no minimum initial or subsequent investment requirement to purchase Class P shares of the fund.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Mortgage-Backed Securities Fixed Income Investments
Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.54%
Distribution and/or service (12b-1) fees	None
Other expenses	0.42
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.41
Interest expense	0.01
Total annual fund operating expenses	0.96
Management fee waiver/expense reimbursements[2]	0.23
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.73

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through

November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.72% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$75	$283	$508	$1,157

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 796% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The mortgage-backed securities in which the fund may invest include those issued or guaranteed by US government agencies or instrumentalities or private entities.

The fund also may invest in other types of investment grade fixed income instruments (or unrated bonds of equivalent quality).

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Mortgage-Backed Securities Index, which as of July 31, 2021 was approximately 3.86 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored enti-

ty, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of the fund's assets in June 1995. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Mortgage-Backed Securities Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (0.03)%
Best quarter during calendar years shown—2Q 2020: 2.68%
Worst quarter during calendar years shown—2Q 2013: (2.12)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	5.75%	3.46%	3.07%
Return after taxes on distributions	4.35	2.11	1.81
Return after taxes on distributions and sale of fund shares	3.38	2.04	1.81
Bloomberg US Mortgage-Backed Securities Index (Index reflects no deduction for fees, expenses or taxes.)	3.87	3.05	3.01

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS Asset Management (UK) Ltd ("UBS AM (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  PIMCO—Daniel Hyman, Managing Director and Lead Portfolio Manager, and Michael Cudzil, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2013.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage plat-

forms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.44%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.41
Total annual fund operating expenses	0.85
Management fee waiver/expense reimbursements[2]	0.19
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.66

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses)

would not exceed 0.66% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$67	$252	$453	$1,031

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 416% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrow-

ing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, which as of July 31, 2021 was approximately 6.57 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. BlackRock Financial Management, Inc. ("BlackRock Financial") and BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") assumed day-to-day management of the fund's assets on July 29, 2002 and October 1, 2020, respectively. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Intermediate Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (1.62)%
Best quarter during calendar years shown—2Q 2020: 4.42%
Worst quarter during calendar years shown—1Q 2018: (1.71)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	8.04%	4.18%	3.18%
Return after taxes on distributions	6.33	3.05	2.25
Return after taxes on distributions and sale of fund shares	4.96	2.74	2.06
Bloomberg US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	7.51	4.44	3.84

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. BlackRock Financial serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International as a sub-sub-advisor to provide certain investment advisory services pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  BlackRock Financial—Akiva Dickstein, Managing Director, and Harrison Segall, Director, have been portfolio managers of the fund since 2014 and 2016, respectively.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.51%
Distribution and/or service (12b-1) fees	None
Other expenses	0.27
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.26
Interest expense attributable to securities sold short	0.01
Total annual fund operating expenses	0.78
Management fee waiver/expense reimbursements[2]	0.12
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.66

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which

UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.65% for Class P. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$67	$237	$421	$955

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 147% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Government/Credit Index, which as of July 31, 2021 was approximately 7.60 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate, total return and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

•  An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the

US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of a separate portion of the fund's assets on August 24, 1995. Neuberger Berman Investment Advisers LLC ("Neuberger Berman") assumed day-to-day management of a separate portion of the fund's assets on January 21, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Strategic Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (0.73)%
Best quarter during calendar years shown—2Q 2020: 5.38%
Worst quarter during calendar years shown—2Q 2013: (4.19)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	9.38%	5.59%	4.73%
Return after taxes on distributions	6.92	3.87	3.06
Return after taxes on distributions and sale of fund shares	5.52	3.54	2.97
Bloomberg US Government/Credit Index (Index reflects no deduction for fees, expenses or taxes.)	8.93	4.98	4.19

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO and Neuberger Berman currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  PIMCO—Scott Mather, Managing Director of PIMCO, has been a portfolio manager of the fund since 2015. Mohit Mittal, Managing Director of PIMCO, has been a portfolio manager of the fund since July 2021.

•  Neuberger Berman—Thanos Bardas, David M. Brown and Bradley C. Tank, each a Managing Director of Neuberger Berman, have been portfolio managers of the fund since 2015. Ashok Bhatia, Managing Director, has been a portfolio manager of the fund since 2017. Adam Grotzinger, Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.44%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.24
Total annual fund operating expenses	0.68
Management fee waiver/expense reimbursements[1]	0.11
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.57

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.57% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termina-

tion of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$58	$206	$368	$836

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT, and invests in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. Municipal bonds that are downgraded to a below investment grade rating (or equivalent quality) after the initial purchase of such bonds may continue to be held in the fund's portfolio.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing in undervalued sectors, geographical regions or individual securities.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. A predecessor entity of Insight North America LLC ("Insight") assumed day-to-day management of the fund's assets in June 2000. Insight assumed day-to-day management of the fund's assets on September 1, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Municipal Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 0.30%
Best quarter during calendar years shown—2Q 2011: 3.79%
Worst quarter during calendar years shown—4Q 2016: (3.68)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	4.63%	3.37%	3.85%
Return after taxes on distributions	4.43	3.25	3.75
Return after taxes on distributions and sale of fund shares	3.58	3.17	3.62
Bloomberg US Municipal 3-15 Year Blend Index (Index reflects no deduction for fees, expenses or taxes.)	5.04	3.59	4.12

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Insight serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Insight—Daniel Marques, CFA and Senior Portfolio Manager, and Daniel Rabasco, CFA and Managing Director, Head of Municipal Bonds, have been portfolio managers of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those gains are generally subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Please consult with your tax advisor regarding your personal circumstances.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Global Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.65%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.44
Total annual fund operating expenses	1.09
Management fee waiver/expense reimbursements[1]	0.25
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.84

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.84% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termina-

tion of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$86	$322	$577	$1,306

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 132% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds"). The fund normally invests in a minimum of four countries, including the United States.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Global Aggregate Index, which as of July 31, 2021 was approximately 7.46 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures (specifically, interest rate futures), swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effec-

tiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Global Aggregate ex USD 50% Hedged Index provides information regarding the effectiveness of the fund's historical currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. J.P. Morgan Investment Management Inc. ("J.P. Morgan") assumed day-to-day management of the fund's assets on January 9, 2017. Updated performance for the fund is available at http://www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Global Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (3.65)%
Best quarter during calendar years shown—1Q 2016: 7.21%
Worst quarter during calendar years shown—4Q 2016: (9.64)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	10.23%	4.28%	2.21%
Return after taxes on distributions	8.69	3.43	1.19
Return after taxes on distributions and sale of fund shares	6.03	2.92	1.25
Bloomberg Global Aggregate Index	9.20	4.79	2.83
Bloomberg Global Aggregate ex USD 50% Hedged Index (Indices reflect no deduction for fees, expenses or taxes.)	7.02	4.69	3.21

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. J.P. Morgan serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director

and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  J.P. Morgan—Iain Stealey, CFA and Managing Director, and Linda Raggi, CFA and Executive Director, have been portfolio managers of the fund since 2017. Myles Bradshaw, CFA and Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.41
Total annual fund operating expenses	1.11
Management fee waiver/expense reimbursements[2]	0.20
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.91

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.91% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$93	$333	$592	$1,334

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds"). Such investments may be represented by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including exchange-traded funds ("ETFs"), that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index (Hedged in USD), which as of July 31, 2021 was approximately 3.83 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a "total return" strategy driven by credit research and a team effort to generate alpha in high yield.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that another subadvisor was responsible for managing the fund's assets during previous periods. Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") assumed day-to-day management of the fund's assets on or around July 1, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE High Yield Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 4.40%
Best quarter during calendar years shown—2Q 2020: 11.83%
Worst quarter during calendar years shown—1Q 2020: (15.38)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (4/10/06) Return before taxes	7.23%	8.01%	5.98%
Return after taxes on distributions	4.74	5.51	3.39
Return after taxes on distributions and sale of fund shares	4.13	5.05	3.48
ICE BofA Global High Yield Index (Hedged in USD) (Index reflects no deduction for fees, expenses or taxes.)	6.61	8.50	7.09

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. NCRAM serves as the fund's subadvisor. NCRAM has retained NAM Singapore as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  NCRAM—David Crall, CFA, President, Chief Executive Officer, Chief Investment Officer and Managing Director, Stephen Kotsen, CFA, a Managing Director and Lead Portfolio Manager, and Steven Rosenthal, CFA, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2015. Eric Torres, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2016.

•  NAM Singapore—Simon Tan, CFA and Portfolio Manager of NAM Singapore, has been a portfolio manager of the fund since 2015.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.66%
Distribution and/or service (12b-1) fees	None
Other expenses	0.41
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.22
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.19
Total annual fund operating expenses	1.07

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$109	$340	$590	$1,306

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM"), and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "deep value" strategy which follows a disciplined investment process.

•  A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

•  A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Pzena Investment Management, LLC ("Pzena") assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Wellington Management Company LLP ("Wellington") assumed day-to-day management of a separate portion of the fund's assets on November 13, 2020. Artisan Partners Limited Partnership ("Artisan Partners") assumed day-to-day management of a separate portion of the fund's assets on May 10, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Large Co Value Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 18.33%
Best quarter during calendar years shown—4Q 2020: 19.46%
Worst quarter during calendar years shown—1Q 2020: (31.99)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	(2.38)%	7.67%	8.93%
Return after taxes on distributions	(2.71)	6.13	7.37
Return after taxes on distributions and sale of fund shares	(1.18)	5.92	7.06
Russell 1000 Value Index (Index reflects no deduction for fees, expenses or taxes.)	2.80	9.74	10.50

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Pzena, Wellington and Artisan Partners serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Pzena—Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, has been a portfolio manager of the fund since 2008. Benjamin S. Silver, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2012. John J. Flynn, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2017.

•  Wellington—W. Michael Reckmeyer III, CFA, Senior Managing Director and Equity Portfolio Manager, and Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager, have been portfolio managers of the fund since 2020. Mr. Reckmeyer is expected to serve as a portfolio manager until June 30, 2022, at which time he is expected to retire from Wellington and no longer serve as a portfolio manager for the fund.

•  Artisan Partners—Daniel J. O'Keefe, Managing Director and Lead Portfolio Manager, and Michael J. McKinnon, Managing Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.68%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.22
Total annual fund operating expenses	0.90
Management fee waiver/expense reimbursements[1]	0.02
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.88

1  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.88% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expi-

ration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$90	$285	$497	$1,106

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

•  A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

•  A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk. Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Jackson Square Partners, LLC ("JSP") assumed responsibility for managing a separate portion of the fund's assets on May 1, 2014. The JSP portfolio management team (as employees of a different subad-

visor) assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Mar Vista Investment Partners, LLC ("Mar Vista") assumed responsibility for managing a separate portion of the fund's assets on January 20, 2015. The Mar Vista investment team (as part of a shared services arrangement with a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. J.P. Morgan Investment Management, Inc. ("J.P. Morgan") assumed day-to-day management of a separate portion of the fund's assets on October 5, 2012. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Large Co Growth Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 11.44%
Best quarter during calendar years shown—2Q 2020: 28.85%
Worst quarter during calendar years shown—4Q 2018: (15.37)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	39.44%	18.49%	15.41%
Return after taxes on distributions	34.02	14.98	12.71
Return after taxes on distributions and sale of fund shares	26.77	14.12	12.11
Russell 1000 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	38.49	21.00	17.21

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. JSP, Mar Vista and J.P. Morgan serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  JSP—Jeffrey S. Van Harte, Chairman and Chief Investment Officer, Daniel J. Prislin, Portfolio Manager and Analyst, and Christopher M. Ericksen, Portfolio Manager and Analyst, have been portfolio managers of the fund since 2007. William Montana, Portfolio Manager and Analyst, has been a portfolio manager of the fund since 2019.

•  Mar Vista—Brian L. Massey, Portfolio Manager, and Silas A. Myers, Portfolio Manager, have been portfolio managers of the fund since 2010.

•  J.P. Morgan—Giri Devulapally, Managing Director, and Joseph Wilson, Managing Director, have been portfolio managers of the fund since 2017 and 2016, respectively. Larry H. Lee, Managing Director, and Holly Fleiss, Executive Director, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Small/Medium Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.32
Total annual fund operating expenses	1.02

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$104	$325	$563	$1,248

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "value equity" strategy in which the subadvisor targets smaller capitalization companies believed to have sustainable business models selling below their value.

•  A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

•  A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Sapience Investments, LLC ("Sapience") assumed day-to-day management of a separate portion of the fund's assets on October 20, 2016. The Sapience portfolio management team (as employees of a different subadvisor) assumed responsi-

bility for managing a separate portion of the fund's assets on October 1, 2005. Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") assumed day-to-day management of a separate portion of the fund's assets on March 6, 2012. Huber Capital Management LLC ("Huber Capital") assumed day-to-day management of a separate portion of the fund's assets on January 24, 2017. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Small/Medium Co Value Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 19.37%
Best quarter during calendar years shown—4Q 2020: 32.32%
Worst quarter during calendar years shown—1Q 2020: (34.31)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	12.12%	9.56%	9.06%
Return after taxes on distributions	11.96	8.00	7.26
Return after taxes on distributions and sale of fund shares	7.29	7.01	6.76
Russell 2500 Value Index (Index reflects no deduction for fees, expenses or taxes.)	4.88	9.43	9.33

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Sapience, Kayne Anderson Rudnick and Huber Capital serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Sapience—Samir Sikka, Managing Director, has been a portfolio manager of the fund since 2016. Mr. Sikka also served as a portfolio manager of the fund from 2007 to 2016 as part of a former subadvisor to the fund.

•  Kayne Anderson Rudnick—Julie Kutasov and Craig Stone, Portfolio Managers and Senior Research Analysts, have been portfolio managers of the fund since 2012.

•  Huber Capital—Joseph Huber, Chief Executive Officer and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Small/Medium Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.33
Total annual fund operating expenses	1.03

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amount listed in "Total annual fund operating expenses" may differ from that presented in the financial highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$105	$328	$569	$1,259

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 98% of the average value of its portfolio.

Principal strategies

Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

•  A strategy in which the subadvisor seeks to identify and exploit the perception gap that exists between a company's business strength and the market's expectation of that strength.

•  A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid- cap companies selected based on a multidimensional quantitative investment process.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge Partners, LLC ("Riverbridge") assumed day-to-day management of a portion of the fund's assets on October 1, 2005. An entity that was acquired by Calamos Advisors LLC ("Calamos") on May 31, 2019 assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Calamos assumed day-to-day management of a separate portion of the fund's assets on May 31, 2019. Jacobs Levy Equity Management, Inc. ("Jacobs Levy") assumed day-to-day management of a separate portion of the fund's assets on January 10, 2019. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Small/Medium Co Growth Equity Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2021: 13.84%
Best quarter during calendar years shown—2Q 2020: 33.82%
Worst quarter during calendar years shown—1Q 2020: (24.17)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	38.69%	17.01%	13.20%
Return after taxes on distributions	36.55	14.49	10.53
Return after taxes on distributions and sale of fund shares	24.23	13.01	9.95
Russell 2500 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	40.47	18.68	15.00

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Riverbridge, Calamos and Jacobs Levy serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Riverbridge—Mark Thompson, Chief Investment Officer and Co-Lead Portfolio Manager, has been a portfolio manager of the fund since 2005. Ross Johnson, Co-Lead Portfolio Manager, has been a portfolio manager of the fund since January 2021.

•  Calamos—Brandon Nelson, Senior Portfolio Manager, has been a portfolio manager of the fund since 2013.

•  Jacobs Levy—Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, and Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, have been portfolio managers of the fund since 2019.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.79%
Distribution and/or service (12b-1) fees	None
Other expenses	0.57
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.24
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.33
Total annual fund operating expenses	1.36
Management fee waiver/expense reimbursements[2]	0.03
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.33

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amount listed in "Total annual fund operating expenses" may differ from that presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reim-

burse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.00% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$135	$428	$742	$1,632

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on informa-

tion primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that uses fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, factor-based approach to investing using a systematic process and identifies securities to buy "long" and sell "short" based on a quantitative assessment of whether securities will outperform or underperform the market.

•  A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities deposito-

ries may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on April 1, 2004. Los

Angeles Capital Management LLC ("Los Angeles Capital") assumed day-to-day management of another portion of the fund's assets on September 13, 2013. Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") assumed day-to-day management of a separate portion of the fund's assets on January 15, 2016. The Baird investment team (as employees of a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on August 5, 2013. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE International Equity Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2021: 9.05%
Best quarter during calendar years shown—2Q 2020: 17.11%
Worst quarter during calendar years shown—1Q 2020: (22.87)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	11.16%	7.97%	6.03%
Return after taxes on distributions	10.78	7.19	5.41
Return after taxes on distributions and sale of fund shares	6.83	6.22	4.80
MSCI EAFE Index (net) (Index reflects no deduction for fees and expenses.)	7.82	7.45	5.51

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, Los Angeles Capital and Baird serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Mondrian—Elizabeth A. Desmond, CFA, Deputy Chief Executive Officer and Chief Investment Officer of International Equities, has been a portfolio manager of the fund since 2009. Nigel Bliss, Senior Portfolio Manager, and Steven Dutaut, CFA, Senior Portfolio Manager, have been portfolio managers of the fund since 2014.

•  Los Angeles Capital—Hal W. Reynolds, CFA, Chief Investment Officer, and Daniel E. Allen, CFA, Chief Executive Officer and President, have been portfolio managers of the fund since 2013. Laina Draeger, CFA, Senior Portfolio Manager and Director of Portfolio Strategy and Responsible Investing, has been a portfolio manager of the fund since 2020.

•  Baird—Brian Beitner, CFA, Partner and Portfolio Manager, has been a portfolio manager of the fund since 2013. Jesse Flores, CFA, Partner and Portfolio Manager, Haicheng Li, CFA, Managing Partner and Portfolio Manager, and Nathaniel Velarde, Partner and Portfolio Manager, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	1.00%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.44
Total annual fund operating expenses	1.44
Management fee waiver/expense reimbursements[2]	0.24
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.20

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.20% for Class P. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$122	$432	$764	$1,704

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies, including exchange-traded funds ("ETFs"), that invest in emerging markets. The fund invests in securities of companies with varying market capitalizations.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A strategy that invests in mid and large cap companies with a quality growth orientation.

•  A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

•  A disciplined, deep value strategy based on fundamental research.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on September 28, 2004. William Blair Investment Management, LLC ("William Blair") assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011. RWC Asset Advisors (US) LLC ("RWC") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2019. ARGA Investment Management, LP ("ARGA") assumed day-to-day management of a separate portion of the fund's assets on December 11, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE International Emerging Markets Equity Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2021: (0.12)%
Best quarter during calendar years shown—2Q 2020: 21.58%
Worst quarter during calendar years shown—1Q 2020: (26.12)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	20.12%	11.18%	2.85%
Return after taxes on distributions	19.99	11.09	2.83
Return after taxes on distributions and sale of fund shares	12.32	9.10	2.44
MSCI Emerging Markets Index (net) (Index reflects no deduction for fees and expenses)	18.31	12.81	3.63

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, William Blair, RWC and ARGA serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Mondrian—Andrew Miller, CFA, Chief Investment Officer, Ginny Chong, CFA, Senior Portfolio Manager and Head of Chinese Equities, and Gregory Halton, CFA, Senior Portfolio Manager, have been portfolio managers of the fund since 2004, 2004 and 2006, respectively.

•  William Blair—Todd M. McClone and Jack Murphy, Partners of William Blair, have been portfolio managers of the fund since 2011 and 2016, respectively.

•  RWC—John Malloy, Portfolio Manager, has been a portfolio manager of the fund since 2019.

•  ARGA—A. Rama Krishna, CFA, Chief Investment Officer, Takashi Ito, CFA, Global Business Analyst, and Sujith Kumar, Global Business Analyst, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Global Real Estate Securities Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

*  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.95
Total annual fund operating expenses	1.65
Management fee waiver/expense reimbursements[2]	0.45
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.20

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commis-

sions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.20% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$122	$476	$855	$1,917

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal strategies

Principal investments

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated

strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves focusing on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. Preferred stocks in which the fund may invest are also sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capital-

ization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of mar-

ket performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") assumed day-to-day management of a separate portion of the fund's assets on March 11, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Global Real Estate Securities Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2021: 18.58%
Best quarter during calendar years shown—1Q 2019: 15.21%
Worst quarter during calendar years shown—1Q 2020: (28.69)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (1/22/07) Return before taxes	(10.96)%	3.03%	5.16%
Return after taxes on distributions	(11.96)	1.32	3.63
Return after taxes on distributions and sale of fund shares	(6.49)	1.61	3.39
FTSE EPRA/NAREIT Developed Index (Index reflects no deduction for fees, expenses or taxes.)	(8.18)	4.72	6.33

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. MFS serves as the fund's subadvisor. UBS AM uses "associated persons"

employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  MFS—Rick Gable, Investment Officer, has been a portfolio manager of the fund since March 2021.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in other classes that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)*

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

* Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%. Class P shares held through other advisory programs also may be subject to a program fee.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management fees	1.30%
Distribution and/or service (12b-1) fees	None
Other expenses	1.38
Miscellaneous expenses (includes administration fee of 0.10%)	0.44
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.94
Acquired fund fees and expenses[2]	0.08
Total annual fund operating expenses	2.76
Management fee waiver/expense reimbursements[3]	0.11
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	2.65

1  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

2  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

3  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated: (1) to waive its management fees through November 30, 2022 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 30, 2022 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 1.63% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$268	$846	$1,450	$3,082

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 418% of the average value of its portfolio.

Principal strategies

Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including exchange-traded funds ("ETFs"), and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, directly manages a separate portion of the fund's assets (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures), and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). The allocation of the fund's assets between subadvisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of UBS AM and the subadvisors include:

•  An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

•  A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

•  A "currency strategy" that seeks to produce absolute return from investing in currency markets.

•  A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

•  A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

•  A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

•  A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the securi-

ty and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P shares of the fund may be held; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The MSCI World Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. A predecessor entity of Allspring Global Investments, LLC ("Allspring") assumed day-to-day management of a separate portion of the fund's assets at the inception of the fund. Allspring assumed day-to-day management of a separate portion of the fund's assets on November 1, 2021. First Quadrant, LLC ("First Quadrant") assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. UBS AM assumed day-to-day management of a separate portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. Sirios Capital Management, L.P. ("Sirios") assumed day-to-day management of a sepa-

rate portion of the fund's assets on May 20, 2015. Aviva Investors Americas LLC ("Aviva") assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016. PCJ Investment Counsel Ltd. ("PCJ") assumed day-to day management of a separate portion of the fund's assets on July 8, 2016. Kettle Hill Capital Management, LLC ("Kettle Hill") assumed day-to-day management of a separate portion of the fund's assets on September 6, 2017. DLD Asset Management, LP ("DLD") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Magnetar Asset Management LLC ("Magnetar") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Alternative Strategies Investments
Annual Total Returns of Class P Shares

Total return January 1—September 30, 2021: 1.45%
Best quarter during calendar years shown—1Q 2012: 6.30%
Worst quarter during calendar years shown—3Q 2011: (6.23)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (4/10/06) Return before taxes	9.71%	2.69%	3.18%
Return after taxes on distributions	7.63	2.08	2.59
Return after taxes on distributions and sale of fund shares	5.85	1.83	2.24
FTSE Three-Month US Treasury Bill Index (Index reflects no deduction for fees, expenses or taxes.)	0.58	1.16	0.60
Bloomberg Global Aggregate Index (Index reflects no deduction for fees, expenses or taxes.)	9.20	4.79	2.83

Class (inception date)	1 year	5 years	10 years
MSCI World Index (net) (Index reflects no deduction for fees and expenses.)	15.90%	12.19%	9.87%
HFRI Fund of Funds Composite Index (Index reflects no deduction for fees, expenses or taxes.)	10.88	4.56	3.32

*  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee and Class P shares held through certain brokerage platforms may be subject to commissions or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager and directly manages a separate portion of the fund's assets. Allspring, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Edward Eccles, Executive Director and Portfolio Manager, Christopher Andersen, CFA, Executive Director and Portfolio Manager, David Kelly, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Allspring—Dennis Bein, Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  First Quadrant—Dori Levanoni, Partner (Investments), and Jeppe Ladekarl, Partner and Co-Chief Investment Officer, have been portfolio managers of the fund since 2009 and 2016, respectively.

•  Sirios—John F. Brennan, Jr., co-founder and Managing Director of Sirios, has been a portfolio manager of the fund since 2015.

•  Aviva—Peter Fitzgerald, Chief Investment Officer of Multi-Assets and Macro has been a portfolio manager of the fund since 2016. Ian Pizer, Portfolio Manager, has been a portfolio manager of the fund since May 2021.

•  PCJ—Adam Posman, President and Chief Investment Officer, Heiki Altosaar, Vice President and Chief Compliance Officer, and Jenny Yan, Vice President have been portfolio managers of the fund since 2016. Kevin Kingsley, Vice President, has been a portfolio manager of the fund since 2018.

•  Kettle Hill—Andrew Y. Kurita, Managing Member, Portfolio Manager and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

•  DLD—Sundeep Duttaroy, Portfolio Manager, and Mark Friedman, Chief Investment Officer, have been portfolio managers of the fund since 2020.

•  Magnetar—Devin Dallaire, Head of Products, Systematic Investing, has been a portfolio manager of the fund since 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program or certain other advisory programs and investors transacting through certain brokerage platforms may purchase Class P shares of the fund. In general for the PACE Select Advisors Program, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500. Minimum investments may vary for other advisory programs. Please contact your investment professional.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

More information about the funds—UBS Government Money Market Investments Fund

Investment objective and principal strategies

Investment objective

Current income consistent with preservation of capital and liquidity.

Principal strategies

Principal investments

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements. Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund's board has determined that the fund will operate as a "government money market fund" pursuant to Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended ("Investment Company Act"). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a "government money market fund," the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund's board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in its policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund's 80% policy is a "non-fundamental" policy. This means the investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund's investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

Although not a principal strategy of the fund, the fund may invest to a limited extent in shares of similar money market funds. The fund's investments in other money market funds that comply with the definition of a government money market fund under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the fund's policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

Management process

UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund

More information about the funds—UBS Government Money Market Investments Fund and thus may not buy securities that pay the highest yield.

UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund also may invest in other types of investment grade fixed income instruments, and may invest up to 5% of its net assets in non-investment grade bonds (commonly known as "junk bonds") (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US, such as the Government National Mortgage Association and the Federal Housing Administration. The fund may invest in other mortgage-backed securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also may invest in mortgage-backed securities sponsored or issued by private entities, i.e., generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities.

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Mortgage-Backed Securities Index, which as of July 31, 2021 was approximately 3.86 years and may change over time. This means that the duration of the fund could range from approximately 1.93 years to 5.79 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 2 years generally will decrease in value by about 2%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 2%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post

More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Intermediate Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, which as of July 31, 2021 was approximately 6.57 years and may change over time. This means that the duration of the fund could range from approximately 3.29 years to 9.86 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). BlackRock Financial Management, Inc.

More information about the funds—PACE Intermediate Fixed Income Investments

("BlackRock Financial") currently serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") as a sub-sub-advisor to provide certain investment advisory services with respect to non-US jurisdictions pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. BlackRock Financial oversees the investment advisory activities of BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Bloomberg US Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies

Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Government/Credit Index, which as of July 31, 2021 was approximately 7.60 years and may change over time. This means that the duration of the fund could range from approximately 3.80 years to 11.40 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 8 years generally will decrease in value by about 8%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 8%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National

Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate, total return and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

More information about the funds—PACE Strategic Fixed Income Investments

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the sub-

advisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Neuberger Berman invests primarily in a diversified mix of fixed rate and floating rate debt securities. Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, and credit) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections within the type of securities that the fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-US dollar denominated securities.

When assessing the worth of a particular security, Neuberger Berman's research and portfolio management teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to (i) establish an internal outlook, (ii) evaluate the market's outlook as it is reflected in asset prices, and (iii) contrast the two. The teams then use the information generated by this process to decide which securities the fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity using a strategy that employs a consistently applied, risk managed approach to portfolio management that leverages PIMCO's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools. PIMCO establishes duration targets

More information about the funds—PACE Strategic Fixed Income Investments for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by about 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 4%.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to bor-

row, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. Municipal bonds that are downgraded to a below investment grade rating (or equivalent quality) after the initial purchase of such bonds may continue to be held in the fund's portfolio.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Insight North Americas LLC ("Insight") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

More information about the funds—PACE Municipal Fixed Income Investments

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In deciding which securities to buy for the fund, Insight seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individ-

ual securities. To do this, Insight uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Insight also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Insight may make modest duration adjustments based on economic analyses and interest rate forecasts. Insight generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Insight also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Global Fixed Income Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds"). The fund normally invests in a minimum of four countries, including the United States.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Global Aggregate Index, which as of July 31, 2021 was approximately 7.46 years and may change over time. This means that the duration of the fund could range from approximately 3.73 years to 11.19 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 7 years generally will decrease in value by about 7%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 7%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures (specifically, interest rate futures), swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its

More information about the funds—PACE Global Fixed Income Investments research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

J.P. Morgan will generally invest, either directly or through the use of financial derivative instruments where appropriate, in global fixed income securities. Issuers of these securities may be located in any country, including emerging markets. J.P. Morgan may invest a significant portion of the fund's assets in agency mortgage-backed securities, asset-backed securities and covered bonds with a less significant exposure to other structured products. J.P. Morgan may invest the fund's assets, to a limited extent, in below investment grade and unrated debt securities. J.P. Morgan may also use financial derivative instruments for hedging purposes. The financial derivative instruments J.P. Morgan may use include, but are not limited to, futures, options, forward contracts on financial instruments and options on such contracts, credit linked instruments and swap contracts and other fixed income, currency and credit derivatives. J.P. Morgan may also invest the fund's assets in other non-US funds, and in assets denominated in any currency. A substantial part of the assets of the fund will be hedged into US dollars. Short-term money market instruments and deposits with credit institutions may be held on an ancillary basis.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies

Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds"). Such investments may be represented by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including ETFs, that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index (Hedged in USD), which as of July 31, 2021 was approximately 3.83 years and may change over time. This means that the duration of the fund could range from approximately 1.92 years to 5.75 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by about 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by about 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Nomura Corporate Research and Asset Management Inc. ("NCRAM") currently serves as the fund's subadvisor. Nomura has retained Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") as a sub-manager to provide certain investment advisory services with respect to Asian investments pursuant to a sub-management contract between NCRAM and NAM Singapore. NCRAM oversees the investment advisory activities of NAM Singapore.

More information about the funds—PACE High Yield Investments

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Nomura believes that a total return strategy driven by credit research with a top-down view is the best way to generate alpha in high yield. Nomura focuses on companies that can carry their debt loads through the economic cycle (i.e., "Strong Horse" credits), generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, the income generated by the bonds of these companies may be supplemented by capital appreciation. Nomura believes these companies are less likely to default on payments of principal or interest to bondholders. The approach is a collaborative effort, with ideas generated by the entire investment team. Nomura analysts are organized on a sector basis and trained to focus on the return being offered for the risk being taken. In seeking total return through Strong Horse companies, Nomura focuses on avoidance of credit loss and a deep understanding of relative value and the catalysts that drive bond price appreciation.

Nomura's portfolio construction philosophy follows a fundamental, bottom-up approach with a top-down overlay that is driven by three broad factors:

•  Creative idea generation by leveraging an open seating environment.

•  Thorough research from experienced analysts that includes a comprehensive evaluation of each issuer's business risk, financial risk, and the structure associated with each issue.

•  Disciplined portfolio construction targeting the best risk and reward opportunities, also taking into account liquidity at both the issuer and portfolio level.

In determining position size, the most important factor is Nomura's in-depth credit analysis, as it seeks to identify and invest in companies that embody the pillars of a Strong Horse credit. Nomura aims to right-size its positions based on the perceived risks and possible future catalysts for performance, seeking to create portfolios that are diversified by issuer, credit quality and industry. Portfolio managers will also actively manage the credit ratings, industry, duration, and regional exposures of the fund. Nomura also closely monitors credit risks, as credits and prices constantly change, and seeks to re-adjust its security allocations accordingly.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Large Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies

Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. As of July 31, 2021, the Russell 1000® Value Index included companies with a market capitalization range of approximately $780.7 million and $1,805.6 billion. The market capitalization range and the composition of the Russell 1000® Value Index are subject to change. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM") and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supple-

More information about the funds—PACE Large Co Value Equity Investments mented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its "deep value" philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

In managing its portion of the fund's assets, Wellington invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations. Wellington focuses on solid companies with temporary issues, rather than distressed opportunities, which inherently entails more risk. Wellington's strategy utilizes a contrarian approach focused on longer-term fundamentals to create a portfolio with an above-market projected growth rate and higher dividend yield and which trades at a discount to the market. The investment team conducts detailed fundamental research on each stock that is identified as a solid, but temporarily out-of-favor, company with sustainable or growing dividends. In addition to focusing on valuation, the investment team seeks to find companies they believe have the potential to continue paying their dividends in weak economic environments. Key research is generated by members of the investment team and is aggregated and compared via Wellington's fact sheet methodology. The methodology is a means by which each investment opportunity and existing portfolio position is ranked based on total appreciation potential. It incorporates Wellington's fundamental analysis and detailed financial modeling of earnings growth potential, and relative price-to-earnings estimation for each company. The potential investment universe is narrowed through a fundamentally-based focus on "areas of opportunity" (misunderstood negative events, temporarily depressed returns, management changes, industry consolidation) that the investment team believes creates the potential for excessive valuation discounts relative to normalized expectations. Based on fact sheet comparisons, Wellington seeks to identify new positions that may improve the portfolio's aggregate total return potential and candidates for possible sales.

In managing its portion of the fund's assets, Artisan Partners' investment team employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range. The team seeks to invest in what it considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams. The team's investment process focuses on four key characteristics:

•  Undervaluation — Determining the intrinsic value of a business is the heart of the team's research process. The team believes that intrinsic value represents the

More information about the funds—PACE Large Co Value Equity Investments amount that a buyer would pay to own a company's future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

•  Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

•  Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•  Shareholder-Oriented Management—The team's research process attempts to identify management teams with a history of building value for shareholders.

Companies that qualify through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team's estimate of the company's intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts, subject to adjustments for investment-related concerns, including diversification, risk management and liquidity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Large Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. As of July 31, 2021, the Russell 1000® Growth Index included companies with a market capitalization range of approximately $780.7 million and $2,414.9 billion. The market capitalization range and the composition of the Russell 1000® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country). Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the sub-

More information about the funds—PACE Large Co Growth Equity Investments advisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, JSP invests primarily in common stocks of large capitalization growth-oriented companies that JSP believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, JSP seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. JSP also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

JSP researches individual companies and analyzes economic and market conditions, seeking to identify the securities that JSP thinks are the best investments for the fund. Specifically, JSP looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, JSP looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although JSP tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies as private entities to determine the intrinsic worth of the business. Mar Vista uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista's estimate of intrinsic value, the company's fundamentals fall short of Mar Vista's investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of US companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for com-

More information about the funds—PACE Large Co Growth Equity Investments panies to continue to exceed market expectations over the intermediate to long-term.

J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Small/Medium Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. As of July 31, 2021, the Russell 2500® Value Index included companies with a market capitalization range of approximately $36.2 million and $28.9 billion. The market capitalization range and the composition of the Russell 2500® Value Index are subject to change. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to moni-

More information about the funds—PACE Small/Medium Co Value Equity Investments tor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In advising its segment of the fund, Sapience directly researches smaller capitalization companies with sustainable business models from an objective perspective. Sapience attempts to identify companies selling below intrinsic value with clear value drivers to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

Sapience utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies. Sapience concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. Sapience typically requires the existence of one or more factors, or value drivers, that it considers an impetus for change at the companies in which it invests. In other words, the team strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that are characterized by differentiated resilient business models, solid balance sheets and free cash flow generation, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves a historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on both an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe using a variety of proprietary models to establish the value of a business under various scenarios.

Kayne Anderson Rudnick's portfolio managers, in consultation with analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

Huber Capital's "deep value" strategy seeks long-term total investment return through capital appreciation, generally investing its assets in 40-80 common stocks of US companies with a market capitalization range generally consistent with, but in some cases higher than, that of the Russell 2500® Value Index, the fund's benchmark, and whose stocks are considered by Huber Capital to be undervalued.

Huber Capital may also make investments in securities of non-US issuers, including issuers in emerging markets. Huber Capital will invest primarily in domestic US securities but may invest up to 20% of its net assets in American Depositary Receipts, dollar-denominated securities of non-US issuers, or directly in securities of non-US issuers. Excluded from the securities of non-US issuers calculation are those securities which are members of a major US index or whose primary listing is on a major US exchange or quote system.

Huber Capital may invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for opportunistic purposes or for temporary defensive purposes in response to adverse market, economic or political conditions.

Huber Capital employs a value investing style, investing in stocks which, in Huber Capital's opinion, trade at a significant discount to the present value of future cash flows. Huber Capital attempts to identify out-of-favor stocks that represent solid fundamental value. Huber Capital identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental

More information about the funds—PACE Small/Medium Co Value Equity Investments research. The process includes an initial review, in-depth analysis and employment of Huber Capital's proprietary valuation methodology.

Huber Capital's decision to sell portfolio securities is based on valuation, risk and portfolio guidelines. As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Proceeds from sales are reinvested in companies that are more attractively valued based on purchase disciplines.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Small/Medium Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. As of July 31, 2021, the Russell 2500® Growth Index included companies with a market capitalization range of approximately $60.3 million and $25.5 billion. The market capitalization range and the composition of the Russell 2500® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"),

the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within

More information about the funds—PACE Small/Medium Co Growth Equity Investments the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

In managing its segment of the fund's assets, Calamos seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Calamos uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Calamos forms an investment decision based on this research and an assessment of the market's perception of these companies. Calamos may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Calamos may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

Jacobs Levy invests in small- and mid-cap growth stocks for the fund using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. Jacobs Levy's security evaluation process focuses on the modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, security prices and other information. This approach is intended to promote investment exposure across securities, industries, and sectors, while managing risk exposures relative to an underlying benchmark. The range of models used by Jacobs Levy is intended to provide the fund with exposure to numerous potential opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE International Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund bor-

rows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

More information about the funds—PACE International Equity Investments advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian utilizes a strategy that uses fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis. Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30"). Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its segment of the fund's assets, Baird endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered out-

More information about the funds—PACE International Equity Investments side of the United States. The portfolio consists of a carefully diversified set of best idea equities that Baird believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Baird has a long-term time horizon.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE International Emerging Markets Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries, and may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies, including ETFs, that invest in emerging markets. The fund invests in securities of companies with varying market capitalizations.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This

More information about the funds—PACE International Emerging Markets Equity Investments approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its portion of the fund's assets, William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis.

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

In managing its segment of the fund's assets, RWC combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with attractive risk/return profiles based, in part, on RWC's experience investing in a wide range of markets at various stages of development. RWC's strategy focuses on companies that demonstrate robust growth characteristics and are undervalued by investors. RWC first performs qualitative and quantitative macroeconomic research regarding environment and potential tailwinds and headwinds for regions and countries, which then drives its bottom-up research on specific companies. Macroeconomic factors that RWC considers in its investment process include strength of the business cycle, inflation management, foreign exchange reserves, current account balance, fiscal policy, gross domestic product growth, and monetary policy. These factors are subsequently analyzed along with institutional and political factors. RWC may adjust its strategy to help manage the segment's liquidity and position sizing, and may sell a security that reaches its price target or that is negatively impacted by changes in macroeconomic conditions or geographic-, sector- or issuer-specific factors.

In managing its segment of the fund's assets, ARGA invests in what it believes to be under-valued businesses based on long-term earnings power and dividend-paying capability. ARGA's investment approach is based on fundamental research and present value. ARGA believes investor sentiment and management behavior create recurring investment opportunities. ARGA's strategy is based on a view that, at times, companies face temporary challenges from macroeconomic, regulatory, industry or company-specific factors that impact fundamentals, and that although such factors are frequently transitory in nature, they can have a disproportionate adverse impact on a company's valuation. As these factors dissipate over a longer horizon and companies overcome these temporary setbacks, valuations recover. ARGA uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on expected long-term earnings and dividends. ARGA limits downside risk through company stress tests, diversification across industries, geographies and currencies and adherence to portfolio construction guidelines that

More information about the funds—PACE International Emerging Markets Equity Investments balance return and risk. ARGA considers economic conditions, company quality and environmental, social and governance matters that may magnify risk. As ARGA does not consider market indices, there may be periods when the strategy's performance fluctuates widely from market indices.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Global Real Estate Securities Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies

Principal investments

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

Management process

The fund employs a "manager of managers" structure. UBS AM, the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termina-

tion and replacement, and to allocate assets among the fund's subadvisor(s). MFS currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing the fund's assets, MFS invests the fund's assets primarily in equity securities with a focus on investments in equity REITs as well as similar entities formed under the laws of non-US countries. MFS may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including

More information about the funds—PACE Global Real Estate Securities Investments emerging market real estate-related investments. While issuers of real estate-related investments tend to have small-to-medium market capitalizations, MFS may invest the fund's assets in real estate-related investments of any size. MFS typically allocates the fund's investments across different REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities, but may, from time to time, focus the fund's investments in any one or a few of these areas. MFS normally invests the fund's assets across different countries and regions, but may invest a significant percentage of the fund's assets in issuers in a single country or region. MFS may invest a significant percentage of the fund's assets in a single issuer or a small number of issuers.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered in selecting investments for the fund may include an issuer's management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an investment. ESG factors considered may include, but are not limited to, an issuer's governance structure and practices, social issues such as diversity and labor practices, and environmental issues such as climate change impact.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

More information about the funds—PACE Alternative Strategies Investments

Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies

Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including ETFs, and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures, and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). Allspring Global Investments, LLC ("Allspring"), First Quadrant, LLC ("First Quadrant"),

More information about the funds—PACE Alternative Strategies Investments

Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The allocation of the fund's assets between subadvisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk man-

agement process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

UBS AM, Allspring, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar employ the following portfolio management strategies:

•  Opportunistic Strategy (UBS AM);

•  Long/Short Global Equity Strategy (Allspring);

•  Currency Strategy (First Quadrant);

•  Liquid Alternative Long/Short Equity Strategy (Sirios);

•  Global Unconstrained Multi-Strategy Approach (Aviva);

•  Absolute Return Equity Market Neutral Strategy (PCJ);

•  Long/Short US Small Cap Equity Strategy (Kettle Hill);

•  Relative Value Strategy (DLD); and

•  Merger Arbitrage Strategy (Magnetar).

Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS AM also may utilize additional or changes to investment strategies with the current subadvisors subject to the oversight of the fund's board of trustees.

Opportunistic Strategy—UBS AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to

More information about the funds—PACE Alternative Strategies Investments obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Long/short global equity strategy—Allspring employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that Allspring believes will out-perform the market, and sells securities "short" that Allspring believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on Allspring's assessment of market conditions and other factors. Allspring may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Currency Strategy—First Quadrant employs a "currency strategy." First Quadrant seeks positive absolute returns from its active currency strategy to deliver returns (or alpha) that are not correlated to the movements of other securities markets. The strategy seeks to exploit factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures. This investment process involves the use of the First Quadrant's proprietary investment models which are the systematic expression of its research and fundamental ideas. The investment models may not be able to protect against or capture certain extraordinary sudden market events such as US or foreign governments' actions or interventions, and as a result may not be as effective during these periods. First Quadrant's portfolio management team maintains the ultimate discretion over the investment models and investment decisions.

The strategy may be exposed to currencies of developed and emerging-market countries that, in First Quadrant's opinion, have liquid currency markets. Under normal market conditions, the strategy will be primarily exposed to currency through currency forwards, cross currency forwards, spot currency transactions and currency options. The strategy's investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another non-base currency versus the US dollar. The fund may hold cash or invest its cash balances at times and in any permissible investments deemed appropriate by First Quadrant in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers. The strategy seeks to achieve positive absolute returns, or a positive return regardless of market conditions, through the income produced by investing cash and any net gains resulting from fluctuations in the values of currencies. Net losses on currency transactions will reduce positive absolute returns.

The strategy may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) its security price appears to be overvalued; or (3) a more attractive investment opportunity is identified.

Liquid alternative long/short equity strategy—Sirios employs a liquid alternative long/short equity strategy. Sirios generally utilizes long positions that it believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.

Sirios expects to maintain significant short positions. Although Sirios intends to maintain an overall long position in its portfolio investments, in certain circumstances, Sirios's short positions may approach or reach the size of its allocated portion's overall long position.

Investments in equity securities may include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts, pooled investment vehicles, including other investment companies and ETFs, and master limited

More information about the funds—PACE Alternative Strategies Investments partnerships. Sirios may also invest in fixed income securities and other debt instruments, including bank debt, US Treasury securities and money market instruments. Its investments may include securities of US and foreign issuers, including securities of issuers in emerging market countries, and securities denominated in a currency other than the US dollar. Sirios invests in securities of issuers of any market capitalization.

Sirios may also use derivative instruments, such as options, forwards, swaps (including total return swaps) and other derivative instruments or combinations of derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of its allocated portion of the fund's assets.

Global Unconstrained Multi-Strategy Strategy—Aviva seeks to deliver returns by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, Aviva decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Strategies may involve buying a share on the market or buying a derivative with the option to buy the share at a future date. Aviva believes multi-strategy investing provides it with many ways to reflect ideas more precisely than is possible in traditional funds.

Aviva may make significant investments in derivatives, such as futures, options, swaps, swaptions and forwards, by taking long and synthetic short positions in markets, securities and baskets of securities. Derivatives usage may include, but is not limited to, derivatives on interest rates, inflation rates, bonds, credit, equity, financial indices, volatility, dividend payments and currencies. Derivatives may be utilized for hedging, efficient portfolio management and other investment purposes, and may be exchange-traded or traded over-the-counter.

The portfolio managers pick diverse strategies that can take views on asset classes, sectors, currencies, interest rates, inflation and volatility. The portfolio managers pick a range of strategies expected to work well together whether markets are rising or falling so that Aviva's portion of the fund can deliver growth while managing volatility.

The following three beliefs underpin Aviva's investment process and portfolio construction:

•  Markets are not efficient—markets are quick to embed information but not always the correct information, potentially leading to large swings in sentiment.

•  Markets are more focused on the short term than the medium-to-long term. Aviva's three-year investment outlook is significantly longer term in nature than many market participants, allowing Aviva to benefit from the resulting market inefficiencies. This provides an opportunity to find investment ideas and capture attractive risk-adjusted returns more consistently over a three-year investment period.

•  Diversification is of the same importance as idea generation. Moreover, Aviva believes that a portfolio construction process that recognizes the importance of risk is essential for building a well-diversified portfolio.

Aviva's portfolio managers allocate assets between investment strategies depending on how much each strategy contributes to fund risk. The fund does not seek to beat a benchmark index or peer group. Consequently, the portfolio managers can invest as much or as little as they want across asset classes and geographies. The portfolio managers and dedicated risk managers monitor how well Aviva's strategies work together in diversifying risk across the fund, resizing positions or rebalancing the portfolio as appropriate.

Aviva's dedicated risk managers are solely focused on AIMS funds and are integral to portfolio construction. They use long-term and short-term ex-ante risk models, together with hypothetical and historical scenario stress tests to provide the framework for their analysis. Critically, these models and tests alone are not sufficient validation for risk; a negative result means that the portfolio management team will not implement a position. However, even positive results from the models and tests are analysed by the on-desk risk team and portfolio managers, who use their experience to interpret the results in the context of the prevailing market.

Liquidity of underlying instruments is a key consideration in the portfolio construction process. Positions held by the fund should be scalable and easily exited, should the need arise. Aviva aims to minimize the frequency of

More information about the funds—PACE Alternative Strategies Investments dealing via entering/exiting positions, but may adjust position sizing as required.

The ideas proposed by investment experts across Aviva's business are broadly grouped into "market strategies", "opportunistic strategies" or "risk-reducing strategies". There are no fixed levels of exposure to these categories of strategies as the most attractive ideas will drive the category allocations at any one time.

Market strategies focus on harvesting the risk premia from traditional asset markets which Aviva believes offer attractive long-term returns. Opportunistic strategies aim to profit from market mispricing that may exist due to market segmentation, central bank intervention or regulatory changes. Aviva believes opportunities can be created by market panics or beliefs driven by external events. For instance, a particular market or sector may become undervalued compared to others due to overreaction to a short-term event. Aviva aims to generate positive returns over the medium-term (in this case, three years), depending on a broadly positive market environment and irrespective of the business cycle.

In times of market stress, risk-reducing strategies can significantly add to the fund's returns, while retaining a neutral to positive return over a three-year horizon. Risk-reducing strategies would be expected to perform particularly strongly in a weaker broad market environment. Such strategies would act similar to a hedging strategy that does not incur additional costs to implement.

Absolute Return Equity Market Neutral Strategy—PCJ's investment objective is to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios. The strategy is a non-traditional investment product that seeks to generate absolute returns through security selection (primarily in Canadian and US stocks) while targeting low volatility and correlation to market movements. PCJ strives to achieve this objective primarily by investing in attractively valued securities with superior fundamentals such as valuations, growth profiles and profitability, while hedging by taking short positions in securities that present an inferior return profile as a way to minimize market risk. Securities in which the strategy may invest include cash, money market instruments, debt instruments, currencies and derivatives including, but not limited to, exchange traded futures contracts on equities, bonds and commodities.

Long/Short US Small Cap Equity Strategy—Kettle Hill employs a strategy that is characterized by a value orientation with an emphasis on identifying potential intermediate-term catalysts that will drive share price performance. The combination aims to create a differentiated strategy with roots in a value discipline with some elements of growth investing. The strategy is further enhanced by active portfolio management and trading.

The strategy seeks to identify companies undergoing material dynamic change not yet recognized by the market. Kettle Hill seeks to anticipate significant changes in earnings at companies by looking for long investments that are characterized by companies undergoing earnings growth with low valuations and potentially low downside risk. Potential short investments include companies in secular decline, with what Kettle Hill views as poor management teams, deteriorating fundamentals, and/or less diversified business models that face specific negative catalysts in the near- or mid-term.

The nature of an identified catalyst may be positive or negative and the corresponding opportunities long or short. The types of catalysts that drive meaningful changes in earnings include new products, new management, restructuring programs, recapitalizations, acquisitions, divestitures, spin-offs, initial public offerings, liquidity events, financings, large changes in the supply/demand balance and/or changes in the competitive structure of the applicable industry. Such events and conditions may lead to significant price movements which Kettle Hill seeks to capture. Given the specific nature of these changes or events, Kettle Hill believes that these price changes will sometimes be uncorrelated to small cap indices.

The strategy is meant to strike a balance between the return potential of the individual securities and the risks embedded in the marketplace, especially those associated with the small cap sector. Net exposure may vary substantially as a result of Kettle Hill's bottom up investment process and overall view of the market.

Relative Value Strategy—DLD seeks to combine fundamental research and statistical screens to build a portfolio of primarily shorter duration convertible securities,

More information about the funds—PACE Alternative Strategies Investments isolating affordable relative value in the convertible bond, high yield and listed options markets. DLD will target holdings of 20-40 positions within its sleeve of the fund at any given time. DLD's strategy seeks to identify opportunities in four main areas:

•  Put/carry trades that focus on deep in-the-money convertible securities with positive to neutral cash flow, and which create natural hedges for the portfolio.

•  Catalyst/event trading where DLD looks to isolate opportunities through research and probability analysis.

•  Balanced trading that focuses on convertible securities with undervalued option and credit elements.

•  Volatility trading that focuses on short duration convertible securities that are actively trading underlying equity while remaining market neutral.

Merger Arbitrage Strategy—Magnetar uses a merger arbitrage strategy to seek to achieve absolute returns. Magnetar utilizes a rule-based approach to investing and will typically invest in equity securities (including in derivatives linked to the value of the equity securities) of companies that are targets of potential merger transactions by purchasing target company securities at a discount to the expected value of such securities upon completion of the transaction. Typically, in an announced cash-for-stock or stock-for-stock transaction, Magnetar will buy equity securities of the target company, and in the case of a stock-for- stock transaction, Magnetar will also sell short the equity securities of the acquiring company. In either case, Magnetar aims to realize the price differential if and when the transaction closes. Magnetar intends to invest in a portfolio of target company equity securities meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium, and considers various factors in making investment decisions, including ramp-up periods, subscriptions and redemptions, position entry and exit conditions, market appreciation or depreciation, and desired maximum position sizes. Magnetar expects to use leverage and a variety of hedging techniques including short selling.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

Additional information about investment objectives, principal risks and investment strategies

Additional information about investment objectives

The investment objective of each fund is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments

Ranking	UBS Government Money Market Investments Fund	PACE Mortgage- Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
1	Credit risk	Mortgage- related securities risk	Interest rate risk	Credit risk	Municipal securities risk	Interest rate risk	High yield securities ("junk bonds") risk
2	Interest rate risk	Interest rate risk	Credit risk	Interest rate risk	Interest rate risk	Credit risk	Credit risk
3	US government securities risk	Credit risk	Mortgage- related securities risk	Mortgage- related securities risk	Credit risk	Foreign investing risk	Interest rate risk
4	Market risk	US government securities risk	US government securities risk	High yield securities ("junk bonds") risk	Related securities concentration risk	Foreign custody risk	Loan Investments risk
5	Liquidity risk	Prepayment risk	Prepayment risk	US government securities risk	US government securities risk	Mortgage- related securities risk	Valuation risk
6	Management risk	Arbitrage trading risk	Foreign investing risk	Prepayment risk	Prepayment risk	US government securities risk	Foreign investing risk
7		Short sales risk	High yield securities ("junk bonds") risk	Foreign investing risk	Liquidity risk	High yield securities ("junk bonds") risk	Market risk
8		Portfolio turnover risk	Portfolio turnover risk	Foreign currency risk	Market risk	Prepayment risk	Liquidity risk
9		Market risk	Market risk	Municipal securities risk	Management risk	Portfolio turnover risk	Leverage risk associated with financial instruments
10		Liquidity risk	Liquidity risk	Structured security risk		Market risk	Derivatives risk
11		Leverage risk associated with financial instruments and practices	Leverage risk associated with financial instruments	Repurchase agreements risk		Liquidity risk	Investment company risk

Ranking	UBS Government Money Market Investments Fund	PACE Mortgage- Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
12		Management risk	Derivatives risk	Portfolio turnover risk		Leverage risk associated with financial instruments	Management risk
13			Swap agreement risk	Market risk		Derivatives risk
14			Management risk	Liquidity risk		Swap agreement risk
15				Leverage risk associated with financial instruments		Management risk
16				Derivatives risk
17				Swap agreement risk
18				Management risk
19				Multi-manager risk

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments

Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
1	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk
2	Sector risk	Sector risk	Limited capitalization risk	Limited capitalization risk	Foreign investing risk	Foreign investing risk	Real estate industry risk	Sector risk
3	Foreign investing risk	Foreign investing risk	Sector risk	Sector risk	Emerging market risk	Emerging market risk	Real estate investment trust risk	Credit risk
4	Market risk	Market risk	Foreign investing risk	Market risk	Foreign currency risk	Foreign currency risk	Sector risk	Interest rate risk
5	Leverage risk associated with financial instruments	Liquidity Risk	Market risk	Foreign investing risk	Foreign custody risk	Foreign custody risk	Foreign investing risk	Foreign investing risk
6	Initial public offerings risk	Initial public offerings risk	Management risk	Model and data risk	Short sales risk	Geographic concentration risk	Foreign currency risk	Foreign currency risk
7	Limited capitalization risk	Limited capitalization risk	Multi- manager risk	Management risk	Market risk	Limited capitalization risk	Foreign custody risk	Limited capitalization risk
8	Model and data risk	Interest rate risk		Multi- manager risk	Leverage risk associated with financial instruments and practices	High yield securities ("junk bonds") risk	Limited capitalization risk	High yield securities ("junk bonds") risk

Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
9	Management risk	Credit risk			Credit risk	Market risk	Leverage risk associated with financial instruments	US government securities risk
10	Multi- manager risk	Management risk			Derivatives risk	Investment company risk	Market risk	Short sales risk
11		Multi-manager risk			Investment company risk	Model and data risk	Liquidity risk	Valuation risk
12					Model and data risk	Credit risk	Initial public offerings risk	Structured Security risk
13					Management risk	Interest rate risk	Interest rate risk	Aggressive investment risk
14					Multi- manager risk	Management risk	Multi-manager risk	Arbitrage trading risk
15						Multi- manager risk	Management risk	Derivatives risk
16								Swap agreement risk
17								Portfolio turnover risk
18								Liquidity risk
19								Market risk
20								Leverage risk associated with financial instruments and practices
21								Investment company risk
22								Model and data risk
23								Multi- manager risk
24								Management risk

Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires. The credit quality of an issuer can change rapidly due to market developments and may affect the ability of UBS Government Money Market Investments Fund to maintain a $1.00 share price.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. Certain derivative transactions may also have a leveraging effect on a fund. For example, a small investment in a derivative instrument may have a significant impact on a fund's exposure to interest rates, currency exchange rates or other investments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the amount the fund's initial investment. In addition, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the funds' asset segregation and cover practices discussed herein. The final rule requires certain funds to adopt a derivatives risk management program and appoint a derivatives risk manag-

er that will manage the program and communicate to the board of the fund. The final rule may increase the cost of a fund's investments and cost of doing business, which could adversely affect investors. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Emerging market risk. The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which a fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. Preferred stocks in which a fund may invest are also sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory require-

ments and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. While it is not possible to determine the precise impact such events may have on the fund, the impact on European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in Europe and globally, which may adversely affect the value of a fund's investments. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Duration is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates will generally have a larger effect on the fund's market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund's securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. During periods when interest rates are low or there are negative interest rates, a fund's performance may be negatively impacted, and a fund may experience increased volatility of its net asset value per share.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk-financial instruments and practices. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration. PACE Large Co Value Equity Investments and PACE International Equity Investments may achieve leverage in their portfolios by engaging in short sales and using the initial proceeds received to make additional investments. PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments and PACE Global Real Estate Securities Investments may achieve leverage in their portfolios by investing in derivatives.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and a fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Loan investments risk. In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and a fund's ability to dispose of them.

Management risk. UBS AM's and/or a subadvisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, UBS AM and/or a subadvisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but UBS AM's and/or the subadvisor's expectations may not be realized, resulting in underperformance of and/or losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor, while designed to enhance returns, may not produce the desired results. UBS AM and/or a subadvisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or UBS AM and/or a subadvisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

Market risk. The risk that the market value of a fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increas-

ingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Model and data risk. Subadvisors for PACE Large Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Emerging Markets Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Mortgage-related securities risk. Mortgage related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed below. Conversely, in periods of rising interest rates, a fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, including those structured as interest-only ("IOs") and principal-only ("POs"), can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. This can reduce the returns of a fund because the fund may have to reinvest that money at the lower prevailing interest rates. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Multi-manager risk. The investment styles and strategies of a fund's subadvisors may not complement each other as expected by the fund's manager. A fund's exposure to a particular stock, industry or technique could be greater or smaller than if the fund had a single advisor. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends.

Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Portfolio turnover risk. A fund may engage in frequent trading from time to time, and consequently, the fund's investment strategies can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice. To the extent the fund's investment strategy leads to sizable allocations to the municipal securities of a particular state or territory, the fund may be more sensitive to any single economic, business, political, tax, regulatory, or other event that occurs in that state or territory, including changes in the credit ratings assigned to municipal issuers of such state or territory. As a result, there may be more fluctuation in the price of the fund's shares.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act of 1940, as amended, or a fund's investment strategies and limitations, may require a fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM or the applicable subadvisor to present minimal credit risks.

Sector risk. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when a fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Structured security risk. A fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional investors for periods ranging from one day to more than a year. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on pay-

ments on certain US government securities, including those held by the funds, which could have a material negative impact on the funds.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for investments in a fund's portfolio, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the fund's investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

China risk (PACE International Emerging Markets Equity Investments and PACE Global Fixed Income Investments). There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China is deemed by UBS AM to be a developing country, which means an investment in China has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. The inability of the US Public Company Accounting Oversight Board ("PCAOB") to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of US reporting companies may also impose significant additional risks associated with investments in China. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity.

A fund may also invest in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity ("VIE"). In a VIE structure, instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company. These contractual arrangements are expected to provide the listed company (and investors in such company, such as the fund) with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based VIE. To UBS AM's knowledge, the Chinese government has never approved VIE structures. Investments through a VIE structure are subject to the risk that the VIE will breach its contracts with the listed company that holds such contractual rights; that any breach of such contracts will likely be subject to Chinese law and jurisdiction; and that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE's arrangements, or contracts between the VIE and the listed company may otherwise not be enforceable under Chinese law. As a result, the market value of the fund's associated holdings would likely be significantly negatively impacted, which may result in significant losses with little or no recourse available. Further, investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of the investments of the listed company.

Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

Reduction in spending on Chinese products and services, a slowdown in the housing construction and development markets, institution of tariffs or other trade barriers, trade or political disputes with China's major trading partners, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. Trade disputes may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance.

Additionally, emerging market countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Chinese taxes that may apply to the fund's investments include income tax or withholding tax on dividends, interest or gains earned by the fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund.

Additional (non-principal) risks

China A-shares and Stock Connect investing (PACE International Emerging Markets Equity Investments). The fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). China A-shares are traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program"), a mutual market access program designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. The Stock Connect Program is subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in China A-shares are subject to various restrictions, regulations and limits. The China A-share market is volatile and can have a higher risk of suspension of trading in a particular security or multiple securities or government intervention. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the fund. The Stock Connect Program continues to evolve and future developments may restrict or otherwise affect the fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to the Stock Connect Program may affect China A-share prices and tax treatment. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Chinese Bonds Traded Through Bond Connect (PACE Global Fixed Income Investments). The fund may invest in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program"). The Bond Connect Program is a mutual market access arrangement between Hong Kong and the PRC that, among other things, enables investors from outside the PRC to trade certain debt securities in the PRC's bond markets.

Investments made through the Bond Connect Program are subject to order, clearance and settlement procedures that are relatively untested and the Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. Securities purchased through the Bond Connect Program will be held via a book entry omnibus account with the local clearinghouse and the fund's ownership interest in such securities will only be reflected on the books of its Hong Kong sub-custodians, exposing the fund to the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through the Bond Connect Program. Investments in securities made through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's invest-

ments or returns. The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict or otherwise affect the fund's investments or returns. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

LIBOR replacement risk. Certain variable- and floating-rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate ("LIBOR"). It is currently anticipated that most LIBOR rates will be discontinued by the end of 2021 and will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund's investments resulting from a substitute reference rate may also adversely affect the fund's performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly (e.g., in the event of a bankruptcy). Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Additional information about investment strategies

Cash reserves; defensive positions. UBS Government Money Market Investments Fund invests exclusively in money market instruments. However, during adverse market conditions or when UBS AM believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

Each of the other funds may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes during adverse market conditions or when the investment advisor believes that suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new subadvisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  During adverse market conditions or when the investment advisor believes that there is an insufficient supply of municipal securities in which PACE Municipal Fixed Income Investments primarily invests, PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE Global Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund (other than UBS Government Money Market Investments Fund) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so. PACE Large Co Growth Equity Investments may include as counting towards its 80% policy equity securities issued by large capitalization companies that are represented by derivatives, including swap agreements or futures contracts, or by investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

Managing your fund account

Flexible pricing

The funds (except UBS Government Money Market Investments Fund and PACE Global Real Estate Investments) offer four classes of shares—Class A, Class Y, Class P, and Class P2. UBS Government Money Market Investments Fund offers Class P Shares and PACE Global Real Estate Investments offers Class A, Class P, and Class P2 shares. Each class has different sales charges and ongoing expenses. Only Class P shares are offered in this prospectus.

Buying Shares

The following classes of investors are eligible to purchase Class P shares of the funds:

•  Participants in the PACESM Select Advisors Program who have a managed account maintained with UBS Financial Services Inc.

•  Investors who are clients of a fee-based advisory program with a financial intermediary that has entered into a sales agreement with UBS Asset Management (US) Inc. ("UBS AM (US)"), including those programs sponsored by UBS AM or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise by UBS AM (US).

•  Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the funds' distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

•  Banks, registered investment advisors and other financial institutions purchasing Class P shares of the funds for their clients as part of an advisory program; and

•  The Trust, UBS Financial Services Inc., UBS AM US and/or a shareholder's financial intermediary, as applicable, reserve the right to reject a purchase order or suspend the offering of fund shares.

•  Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the funds may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

•  In addition, Class P2 shares will be redeemed or will be required by the shareholder's financial intermediary to convert to Class P shares of the Fund when you terminate your managed account, which may result in a taxable event. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges. Additionally, for institutional clients, Class P2 shares will be redeemed when you terminate your investment management agreement. Please contact your investment professional for further information.

In addition, Class A shares of a fund held through a financial intermediary may be converted into Class P shares of the same fund at net asset value per share (the "Conversion"). Class A shares may only be converted to Class P shares if the conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A shares into Class P shares if the Class A shares are no longer subject to a contingent deferred sales charge ("CDSC") or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about a Conversions of shares within your account.

A shareholder that no longer participates in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments), unless the shareholder's financial intermediary has an agreement with the funds' distributor to offer Class P shares on its brokerage platform. Additionally, shareholders no longer participating in a fee based advisory program may be required by the shareholder's financial intermediary to convert the existing Class P shares to Class A shares of the fund.

Shareholders converting from Class A shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Shareholders who hold Class P shares of the funds in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the same fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

Please contact your investment professional for further information.

Additional compensation to affiliated broker-dealer

UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•  Annual rate of 0.05% (5 basis points) of the value of the net assets invested in each fund (except UBS Government Money Market Investments Fund) to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain type of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year with respect to the funds (except UBS Government Money Market Investments Fund) and certain other investment companies managed by UBS AM for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

The PACESM Select Advisors Program (Applicable to PACE Program Participants Only)

The PACESM Select Advisors Program is an investment advisory service pursuant to which UBS Financial Services Inc. provides you with personalized investment allocation recommendations. UBS Financial Services Inc. does not have any investment discretion over your PACE Select Advisors Program account. You will make all the investment decisions.

Under the PACE Select Advisors Program, your Financial Advisor assists you in:

•  identifying your financial characteristics, including your risk tolerance and investment objectives; and

•  completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.

UBS Financial Services Inc. uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data.

If you are a participant in the PACESM Select Advisors Program, you may not place an order until you have completed the Investor Profile Questionnaire, reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Select Advisors Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to UBS Financial Services Inc. for reevaluation of your investment profile.

The minimum initial aggregate investment in the Trust is $10,000 for participants in the PACESM Select Advisors Program. Any subsequent investment in the funds must be at least $500. The Trust may vary these minimums.

Investors who no longer participate in the PACESM Select Advisors Program but continue to hold Class P shares will not be entitled to any of the services described in this section.

PACE Program Fee (Applicable to PACE Program Participants Only)

For the services provided to you under the PACE Select Advisors Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 2.50% of the value of the shares of the funds held in your account under the PACE Select Advisors Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. The Program Fee may be reduced for:

•  certain Individual Retirement Accounts,

•  retirement plans for self-employed individuals and

•  employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974.

For these participants, UBS Financial Services Inc. may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of UBS AM and UBS Financial Services Inc. and their family members who maintain an "employee-related" account at UBS Financial Services Inc., and trustees or directors of other UBS AM mutual funds may participate in the PACE Select Advisors Program at a reduced fee or for no fee.

Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Select Advisors Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Select Advisors Program Fee for the services they provide to participants.

Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by UBS Financial Services Inc.

As a PACE Select Advisors Program participant, you may incur greater total fees and expenses than investors purchasing shares of this or similar investment companies without the benefit of these professional asset allocation recommendations.

If you are no longer a participant in the PACESM Select Advisors Program but continue to hold Class P shares of the funds, you will not be subject to the Program Fee.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. Securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the funds' transfer agent. In addition, if you are no longer a participant in the PACESM Select Advisors Program, you may contact your financial intermediary or the transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

•  Your name and address;

•  The fund's name;

•  Your account number;

•  The dollar amount or number of shares you want to sell; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

Each fund (except UBS Government Money Market Investments Fund) typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however a fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, a fund may take up to 7 days to pay sale proceeds.

With respect to UBS Government Money Market Investments Fund, your sale proceeds will be paid in federal funds ordinarily within the first business day after UBS Financial Services Inc. receives the order. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Select Advisors Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect at the time the PACE Select Advisors Program account was originally opened or more within 30 days. This notice may appear on your account statement.

Typically, redemptions of fund shares will be made by the funds wiring cash payments or deposit into your account. Each fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. On a less regular basis, a fund (except UBS Government Money Market Investments Fund) may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the funds, the funds reserve the right to pay proceeds "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Additional information is available in the SAI.

Termination of participation in the PACESM Select Advisors Program (Applicable to PACE Program Participants Only). Class P shares of the funds are available for purchase to participants in the PACESM Select Advisors Program. In the event your participation in the PACESM Select Advisors Program is terminated, and you retain your Class P shares of the funds (except UBS Government Money Market Investments Fund) at UBS Financial Services Inc., you may not buy any additional Class P shares through the PACESM Select Advisors Program except through dividend reinvestments and you will no longer be entitled to any of the services offered under the Program. If you hold Class P shares of UBS Government Money Market Investments Fund, your termination of participation in PACESM Select Advisors Program (other than, in the case of an investor who is a natural person, termination in the Program as a result of that person's death) will result in automatic redemption of the Class P shares of UBS Government Money Market Investments Fund. This automatic redemption may have tax consequences to you that you should carefully consider before investing in Class P shares. For further information on automatic redemption, please refer to the PACE Program Agreement.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a fund in connection with your purchase of fund shares. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment. UBS Government Money Market Investments Fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, UBS Government Money Market Investments Fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Each fund other than UBS Government Money Market Investments Fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

UBS Government Money Market Investments Fund. Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS AM also believes that money market funds, such as the fund, are not targets of abusive trading practices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds' prospectuses.

All funds except UBS Government Money Market Investments Fund. The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market tim-

ing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS AM determines to be a market timer. UBS AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM detects an unusual pattern of trading activity, UBS AM will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM will generally require the Financial Intermediary to block the particular account or plan from further purchases of fund shares or instruct the funds' transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS AM reviews the trading activity of omnibus accounts, UBS AM may not be able to detect market timing that may be facili-

tated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Exchanging shares

You may exchange Class P shares of the funds, as applicable, for shares of the same class of most other Family Funds ("Family Funds") include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as principal underwriter which currently offer them.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

A fund may modify or terminate the exchange privilege at any time.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund generally calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. To the extent that a fund's assets are traded in other markets on days when the NYSE is not open, the value of a fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to a fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

UBS Government Money Market Investments Fund. Although UBS Government Money Market Investments Fund seeks to maintain a $1.00 net asset value per share, this value is not guaranteed. UBS Government Money Market Investments Fund values its securities at their amortized cost, unless the fund's board (or its delegate) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

All funds except UBS Government Money Market Investments Fund. Each other fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be val-

ued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended ("Rule 2a-5"), which is intended to address valuation practices and the role of a fund's board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regu-

latory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a-5 until September 2022.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

Management

Manager and subadvisors

UBS Asset Management (Americas) Inc. ("UBS AM") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, at 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2021, UBS AM had approximately $296.3 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of

September 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

UBS AM is each fund's manager and primary provider of investment advisory services. The funds operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of PACE Select Advisors Trust ("Trust"), to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval.

UBS AM has the ultimate authority, subject to oversight of the Trust's board, to oversee those subadvisors and continuously supervises and monitors the performance of each subadvisor on a quantitative and qualitative basis. UBS AM develops the funds' overall investment strategies and performs due diligence on each subadvisor. UBS AM regularly evaluates each subadvisor's investment strategy and investment performance as well as the consistency of the subadvisor's investment approach, and implements procedures designed to ensure the subadvisor's compliance, with the applicable fund's investment objective and restrictions. In evaluating each subadvisor, UBS AM reviews a number of fac-

tors, including, but not limited to, the subadvisor's past investment performance during various market conditions, continued ability to meet the applicable fund's investment objective, investment management philosophy and processes employed, experience and qualifications of key personnel, financial condition and stability, the correlation of the subadvisor's investment approach with those of other subadvisors of the applicable fund and the structure of the fund's overall portfolio.

UBS AM also provides investment advisory services to UBS Government Money Market Investments Fund. UBS AM also directly provides investment advisory services to a portion of PACE Alternative Strategies Investments' assets.

UBS AM may adjust allocations among multiple subadvisors of a fund within certain risk limits reviewed and approved by the board.

Management and administration fees

UBS AM is the administrator of the funds. Each fund pays fees to UBS AM for management and administrative services. The annual contract rate for management services varies from 0.15% to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
UBS Government Money Market Investments Fund		0.250%
PACE Mortgage-Backed Securities Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion	0.525
PACE Intermediate Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Strategic Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion up to $1.25 billion	0.525
	Above $1.25 billion	0.500

	Combined management and administrative services fee
	Assets under management	Fee
PACE Municipal Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Global Fixed Income Investments	$0 – $500 million	0.750%
	Above $500 million up to $1 billion	0.725
	Above $1 billion	0.700
PACE High Yield Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Large Co Value Equity Investments	$0 – $250 million	0.800%
	Above $250 million up to $500 million	0.770
	Above $500 million up to $1 billion	0.730
	Above $1 billion	0.700
PACE Large Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.775
	Above $1 billion up to $1.5 billion	0.750
	Above $1.5 billion up to $2 billion	0.725
	Above $2 billion	0.700
PACE Small/Medium Co Value Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE Small/Medium Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE International Equity Investments	$0 – $500 million	0.900%
	Above $500 million up to $1 billion	0.875
	Above $1 billion up to $1.5 billion	0.850
	Above $1.5 billion up to $2 billion	0.825
	Above $2 billion	0.800
PACE International Emerging Markets Equity Investments	$0 – $500 million	1.100%
	Above $500 million up to $1 billion	1.075
	Above $1 billion up to $1.5 billion	1.050
	Above $1.5 billion up to $2 billion	1.025
	Above $2 billion	1.000
PACE Global Real Estate Securities Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Alternative Strategies Investments	$0 – $500 million	1.400%
	Above $500 million up to $1 billion	1.350
	Above $1 billion up to $1.5 billion	1.300
	Above $1.5 billion up to $2 billion	1.275
	Above $2 billion	1.250

During the fiscal year ended July 31, 2021, the funds paid UBS AM at the effective rates shown below. In some cases, UBS AM waived all or a portion of its fees, or the funds were repaying UBS AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements:

UBS Government Money Market Investments Fund	0.00%
PACE Mortgage-Backed Securities Fixed Income Investments	0.42
PACE Intermediate Fixed Income Investments	0.35
PACE Strategic Fixed Income Investments	0.52
PACE Municipal Fixed Income Investments	0.43
PACE Global Fixed Income Investments	0.50
PACE High Yield Investments	0.60
PACE Large Co Value Equity Investments	0.76
PACE Large Co Growth Equity Investments	0.77
PACE Small/Medium Co Value Equity Investments	0.80
PACE Small/Medium Co Growth Equity Investments	0.80
PACE International Equity Investments	0.86
PACE International Emerging Markets Equity Investments	0.96
PACE Global Real Estate Securities Investments	0.35
PACE Alternative Strategies Investments	1.29

UBS AM has contractually agreed to waive its management fees and/or reimburse expenses so that the funds' ordinary total operating expenses (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) do not exceed the applicable expense limit. UBS AM has also contractually agreed to waive its management fees for PACE Alternative Strategies Investments to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending November 30, 2022. The contractual fee waiver agreement also provides that UBS AM is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of UBS AM by the fund will not cause the fund to exceed the lesser of any applicable expense limit that is in place for the fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the funds' board at any time and also will terminate automatically upon the expiration or termination of the funds' advisory contract with UBS AM. The effective fee for UBS Government Money Market Investments Fund noted above reflects voluntary waivers.

A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements prior to July 31, 2021 is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2021. Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after July 31, 2021, but prior to January 31, 2022, will be available in the funds' semi-annual report to shareholders for the fiscal period ended January 31, 2022.

Subadvisors and portfolio managers

Certain information concerning each fund's subadvisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

UBS Government Money Market Investments Fund. UBS Asset Management (Americas) Inc. ("UBS AM") provides all investment advisory services for this fund. Robert Sabatino, an executive director of UBS AM in the short duration fixed income group, is primarily responsible for the fund's day-to-day portfolio management.

All Funds (except UBS Government Money Market Investments Fund). UBS AM utilizes a team approach in managing each fund. Mabel Lung, Gina Toth, Fred Lee, David Kelly and Christopher Andersen are jointly and primarily responsible for the day-to-day management of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments. Mabel Lung, Fred Lee, Gina Toth, Mayoor Joshi, Edward Eccles and Christopher Andersen are jointly and primarily responsible for the day-to-day management of PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments. Mabel Lung, Gina Toth, Fred Lee, Edward Eccles, Christopher Andersen, David Kelly and Mayoor Joshi are jointly and primarily responsible for the day-to-day management of PACE Alternative Strategies Investments. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Mabel Lung is a portfolio manager of UBS AM's multi-asset and multi-component portfolios and has been an integral member of the team since 2000 when UBS AM launched the UBS Multi-Asset Managed Accounts Program. Recognizing the importance of after-tax investment results to US private clients, Ms. Lung led her team to launch personalized tax management in 2011 as a tax overlay investment service to multi-asset portfolios. Ms. Lung has significant experience in manager selection, overseeing $30 billion of assets for institutional and private clients globally through open architecture of best-in-class managers in liquid strategies, combined with a keen focus on risk-aware and holistic portfolio construction. Ms. Lung joined a predecessor business to UBS in 1984 and specifically joined the asset management division in 1995. Prior to this, Ms. Lung was a corporate finance analyst at an investment banking firm.

Fred Lee is Head of Portfolio Construction & Quantitative Research on UBS AM's Multi-Manager Solutions ("MMS") team, a role he has held since 2011.

In this role, Mr. Lee oversees the portfolio construction process in determining the specific allocations to individual subadvisors. Mr. Lee specifically the MMS team in 2009 and joined UBS AM in 2006 as a Risk Analyst, where he provided risk assessment and monitoring for all client portfolios using industry standard and proprietary systems. He also worked on the continuous improvement of UBS AM's proprietary risk models. Prior to joining UBS AM, Mr. Lee worked as a consultant at MSCI Barra providing advice to large investment managers across Europe on the interpretation and use of risk models and analytics. Mr. Lee is a qualified Financial Risk Manager and a Regular Member of the CFA Society of the UK.

Gina Toth is a Senior Investment Officer within the MMS team. Ms. Toth is part of the team responsible for sub-advisor due diligence and selection, portfolio construction, risk management, investment oversight, and performance of multi-asset strategies. These investment strategies include both internal and external capabilities. Ms. Toth joined UBS AM in March 2013. Previously, she worked at AllianceBernstein as a Senior Portfolio Manager in New York and Sydney, specializing in multi-asset portfolios, asset allocation and custom solutions for the institutional, high-net worth and retail channels, encompassing both traditional and non-traditional asset classes. Previously, Ms. Toth also spent 15 years in New York and London as a fixed income portfolio manager for US and global portfolios.

Mayoor Joshi is an Investment Officer for the MMS team. Mr. Joshi is primarily responsible for fundamental equity investment capabilities. His duties include sub-advisor due diligence and selection, investment and performance oversight, risk management, and portfolio construction for multi-managed equity portfolios. Prior to joining UBS AM in 2014, Mr. Joshi worked as a Managing Director at Rocaton Investment Advisors, an institutional investment consulting firm focused on manager research (from 2006 to 2014). Mr. Joshi's responsibilities included due diligence on equity managers across regions and styles, as well as communication of views with clients and internal constituents. Prior to that role, Mr. Joshi worked at The Vanguard Group (from 2000 to 2004). Mr. Joshi has over 17 years of industry experience.

Christopher Andersen, CFA, is Head of Portfolio Management for Americas House View Portfolios for

UBS AM. Mr. Andersen is responsible for leading the portfolio management activities of portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. In that capacity, he leads a team of portfolio managers responsible for the House View Portfolios, which implement the House View's strategic and tactical asset allocations, with passive and active pooled vehicles and individual securities. Mr. Andersen is deputy-chair and a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2020, Mr. Andersen served as Head of Portfolio Construction Americas for UBS Financial Services Inc. since 2018. He led the portfolio management activities of the team of portfolio managers responsible for the UBS Managed Portfolios (renamed as House View Portfolios). He chaired the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2012, Mr. Andersen spent 16 years with New York Life Investment Management overseeing the company's Investment Consulting Group.

David Kelly is a portfolio manager for Americas House View Portfolios for UBS AM. Mr. Kelly is responsible for managing portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. He is a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in May 2021, Mr. Kelly was a portfolio manager in the Investment Management group of UBS Financial Services Inc., where he was responsible for strategy selection, portfolio construction and management of the multi-managed strategies. Mr. Kelly was a voting member of the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2004, Mr. Kelly worked at Merrill Lynch for 16 years where he served in a variety of municipal and taxable fixed income capacities, including private client sales, municipal new issue marketing and fixed income portfolio construction.

Edward Eccles is a portfolio manager for Americas House View Portfolios for UBS AM. Mr. Eccles is responsible for managing portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. Mr. Eccles is a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2020, Mr. Eccles was a portfolio manager in the Investment Management group of UBS Financial Services Inc., where he was responsible for strategy selection, portfolio construction and management of multi-managed strategies. He was a member of the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2018, Mr. Eccles worked at Oppenheimer Asset Management where he held roles as a senior alternatives analyst before being promoted to Director of Investment Manager Research. Prior to joining Oppenheimer, Mr. Eccles worked at Morgan Stanley as an investment manager research analyst.

PACE Mortgage-Backed Securities Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as subadvisor for PACE Mortgage-Backed Securities Fixed Income Investments. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2021, PIMCO had approximately $2.2 trillion in assets, including $1.6 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of the fund. Mr. Hyman is a managing director and head of the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO's Ginnie Mae and Mortgage Opportunities Strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 19 years of investment experience.

Michael Cudzil is a managing director in the Newport Beach office, a senior member of the liability-driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trad-

ing position at Salomon Brothers. He has 25 years of investment experience.

PACE Intermediate Fixed Income Investments. BlackRock Financial Management, Inc. ("BlackRock Financial") serves as subadvisor for PACE Intermediate Fixed Income Investments. BlackRock Financial is located at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock, Inc. was formed in 1988 and, as of September 30, 2021, had $9.5 trillion in assets under management. BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock"), Exchange Place, One, 1 Semple St, Edinburgh EH3 8BL, serves as the fund's sub-sub-advisor.

BlackRock uses a team approach in the management of the fund. Akiva Dickstein and Harrison Segall have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since March 2014 and June 2016, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fundamental Fixed Income Team consists of over 200 members within the portfolio teams and investment teams, as well as over 60 credit research analysts and substantial quantitative research analysts.

Akiva Dickstein, managing director, is head of customized multi-sector, US short duration, and co-head of global inflation linked portfolios within BlackRock's global fixed income (GFI) group, and a member of the global fixed income executive team. He is also a portfolio manager of BlackRock's core bond and short duration bond funds. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios. Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as managing director and head of the US rates & structured credit research group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a senior vice president in mortgage derivatives trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to institutional investor's all American fixed income research team in pass-throughs, non-agency mortgages, and asset-backed securities.

Harrison Segall, Director, is a portfolio manager on the Core Portfolio Management team within BlackRock's Global Fixed Income group. He is responsible for alpha strategies, portfolio construction, and asset allocation for customized core and global inflation linked portfolios. Prior to joining the Portfolio Management Group in 2011, Mr. Segall was a member of BlackRock Solution's Portfolio Analytics Group, where he began his career as an analyst in 2008.

PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") serve as subadvisors for the fund.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2021, PIMCO had approximately $2.2 trillion in assets, including $1.6 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Scott Mather is CIO US Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the US Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 27 years of investment experience.

Mohit Mittal is a managing director and portfolio manager in the Newport Beach office. He manages multi-

sector portfolios and is a senior member of the liability driven investing, total return, dynamic bond, and credit portfolio management teams. He also serves as the head of the US investment grade, high yield, and emerging market credit trading desks. Mr. Mittal also serves on the board of Orangewood Foundation. He joined PIMCO in 2007.

Neuberger Berman is located at 1290 Avenue of the Americas, New York, NY 10104. Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC ("NBG"). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG's voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees. As of September 30, 2021, NB Group and its affiliates managed approximately $437.0 billion in assets.

Thanos Bardas, David M. Brown and Bradley C. Tank have been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2015. Ashok Bhatia has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2017. Adam Grotzinger has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2019.

Thanos Bardas, Managing Director, joined the firm in 1998. Mr. Bardas is the global co-head of investment grade and serves as a senior portfolio manager on global investment grade and multi-sector fixed income strategies. He sits on the firm's asset allocation committee and fixed income's investment strategy committee, and is a member of the fixed income multi-sector group. Mr. Bardas also leads the global rates team in determining rates exposure across various portfolio strategies and oversees both inflation and liability driven investments.

David M. Brown, CFA, Managing Director, rejoined the firm in 2003. Mr. Brown is global co-head of investment grade and acts as senior portfolio manager on both global investment grade and multi-sector fixed income strategies. He is a member of the fixed income investment strategy committee and the fixed income multi-sector group. Mr. Brown also leads the investment grade credit team in determining credit exposures across both global investment grade and multi-sector fixed income strategies.

Adam Grotzinger, CFA, Managing Director, joined the firm in 2015. Mr. Grotzinger is a senior fixed income portfolio manager based in Chicago. Prior to joining Neuberger Berman, Mr. Grotzinger worked in the fixed income teams at Franklin Templeton in Singapore, London and California. He is a Chartered Financial Analyst (CFA) Charterholder and member of the Chicago CFA society.

Brad C. Tank, Managing Director, joined the firm in 2002 and is the Chief Investment Officer and global head of fixed income. He is a member of Neuberger Berman's operating, investment risk, asset allocation committees and fixed income's investment strategy committee, and leads the fixed income multi-sector group. From inception in 2008 through 2015, Mr. Tank was also Chief Investment Officer of Neuberger Berman's multi-asset class investment business and remains an important member of that team along with the firm's other CIOs. From 1990 to 2002, Mr. Tank was director of fixed income for Strong Capital Management in Wisconsin. He was also a member of the office of the CEO and headed institutional and intermediary distribution.

Ashok K. Bhatia, CFA, Managing Director, joined the firm in 2017. Mr. Bhatia is the Deputy Chief Investment Officer for fixed income. He is a lead portfolio manager on multi-sector fixed income strategies and a member of the multi-asset class portfolio management team, the fixed income investment strategy committee and the firm's asset allocation committee. Previously, Mr. Bhatia has held senior investment and leadership positions in several asset management firms and hedge funds, including Wells Fargo Asset Management, Balyasny Asset Management, and Stark Investments. Mr. Bhatia has had investment responsibilities across global fixed income and currency markets. Mr. Bhatia began his career in 1993 as an investment analyst at Morgan Stanley.

PACE Municipal Fixed Income Investments. Insight North America LLC ("Insight") serves as subadvisor for PACE Municipal Fixed Income Investments. Insight is located at 200 Park Avenue, New York, NY 10166. Insight assumed management of the fund on September 1, 2021. Insight's predecessor was founded in 1983 and, as of September 30, 2021, Insight had approximately $134.7 billion in assets under management.

Daniel Marques is a senior portfolio manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond portfolios for institutional, high net worth and mutual fund clients. Mr. Marques is also a leader of sustainability/ESG integration for US municipal bond portfolios and a lead portfolio manager for the US Municipal Impact strategy. Mr. Marques continues to be responsible for municipal market analysis and attribution. Mr. Marques joined the company in 2000 from Citizens Bank where he worked as an investment research manager. Mr. Marques holds the CFA® designation and has 24 years of investment experience.

Daniel Rabasco is Managing Director, head of municipal bonds, overseeing and guiding the investment management process for the firm's tax-exempt strategies. Previously, he was the Chief Investment Officer for municipal bonds, and prior to that role, he was the head of trading for tax-exempt bonds and was responsible for managing the municipal bond trading desk. Before joining the firm, Mr. Rabasco directed the municipal bond group at Fleet where he was responsible for managing mutual fund, common trust fund and high net worth client assets. Previously, he was a portfolio manager at Evergreen Investments, where he managed national and state-specific mutual funds. His other responsibilities included hospital and high yield credit analysis. Mr. Rabasco began his career as a municipal analyst at Liberty Insurance Company. Mr. Rabasco has been in the investment industry since 1987. Mr. Rabasco has served as a member of the Municipal Securities Rulemaking Board's Investor Advisory Group (2004-2008). He holds the CFA® designation and is a member of the CFA Institute. Mr. Rabasco has 34 years of investment experience.

PACE Global Fixed Income Investments. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the subadvisor for the fund. J.P. Morgan is located at 383 Madison Avenue, New York, NY 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of

September 30, 2021, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management.

Iain Stealey, Managing Director, is the International Chief Investment Officer. An employee since 2002 and based in London, Mr. Stealey is a portfolio manager focusing on multi-sector bond strategies for both segregated clients and pooled funds. Within the global aggregate team, Mr. Stealey was previously responsible for the portfolio management of enhanced cash and short duration portfolios. Mr. Stealey is a CFA charterholder and holds the Investment Management Certificate from the UK Society of Investment Professionals.

Linda Raggi, Executive Director, is a member of the global fixed income, currency & commodities (GFICC) group. Based in London, Ms. Raggi is a portfolio manager focusing on global aggregate, multi-sector bond strategies for both segregated clients and pooled funds. An employee since 2008, Ms. Raggi previously worked as a fixed income client portfolio manager. Ms. Raggi holds a Series 3 license and the Investment Management Certificate from the UK Society of Investment Professionals and is a CFA charterholder.

Myles Bradshaw, Managing Director, is the Head of Global Aggregate Strategies within the global fixed income, currency and commodities (GFICC) group. An employee since 2019 and based in London, he is a portfolio manager focusing on multi-sector bond strategies for both segregated and pooled funds. He has 25 years of experience managing interest rate, credit, securitized, volatility and foreign exchange rate risks in global portfolios. Mr. Bradshaw joins from Amundi, where he was head of the global aggregate fixed income team. Before joining Amundi, Mr. Bradshaw spent 8 years as a portfolio manager at PIMCO, where he led the firm's Eurozone sovereign and macro strategy, and sat on the regional European investment committee. He also worked at Threadneedle Investment Managers, managing global and sterling portfolios. Mr. Bradshaw started his career in 1996 as an economist at HM Treasury in London, before moving into asset management with M&G Investments.

PACE High Yield Investments. Nomura Corporate Research and Asset Management Inc. ("NCRAM"), Worldwide Plaza, 309 West 49th Street, New York, NY 10019, serves as the fund's subadvisor. As of September 30, 2021, NCRAM had approximately

$31.8 billion in assets under management. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Nomura Asset Management Singapore Limited ("NAM Singapore"), 10 Marina Boulevard, #33-03, Marina Bay Financial Centre Tower 2, Singapore 018983, serves as the fund's sub-manager. As of September 30, 2021, NAM Singapore had approximately $12.5 billion in assets under management. NAM Singapore specializes in Asian fixed income and equities investment management. David Crall, Stephen Kotsen, Steven Rosenthal, Eric Torres and Simon Tan are primarily responsible for the day-to-day management of the fund. Messrs. Crall, Kotsen, Rosenthal and Tan have held their fund responsibilities since July 2015 and Mr. Torres has held his fund responsibilities since August 2016.

David Crall, CFA, is the President, Chief Executive Officer, Chief Investment Officer and a managing director with NCRAM. He is also a member of NCRAM's Board of Directors. Mr. Crall became President and Chief Executive Officer of NCRAM in June 2019, and in this capacity he is responsible for the firm's overall management and business strategy. In addition, as Chief Investment Officer since January 2010, he leads the investment activities and investment team of NCRAM. He is the Chairman of NCRAM's investment, risk monitoring, and ESG Committees. Previously, he was a portfolio manager and co-head of the high yield bond team at NCRAM, encompassing primarily high yield bonds but also public-side management of loans and distressed investments, since 2000. Prior to that, he was a portfolio manager of various high yield accounts at NCRAM since 1997, and an analyst in the high yield group at NCRAM for various industries since 1992. He is a CFA charterholder, a member of the CFA institute, and a member of the New York Society of Security Analysts.

Stephen Kotsen, CFA, is a managing director and portfolio manager with NCRAM. He joined NCRAM in December 1998 and has been a portfolio manager for NCRAM's high yield bond investments since 2000. Upon joining NCRAM he worked as a credit analyst primarily responsible for the gaming, lodging, leisure, metals and mining, chemicals, homebuilding, building products, printing, publishing, and shipping industries. From July 1995 until December 1998 he was a portfolio manager at Lazard Frères Asset Management for a $2 billion investment-grade portfolio. Thereafter, he became a generalist high yield research analyst and later managed an $85 million double-B rated high yield portfolio. Mr. Kotsen is a CFA charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Steven Rosenthal, CFA, is a managing director and portfolio manager with NCRAM. He is the portfolio manager of NCRAM's European high yield strategy, having managed it since its 2012 inception, and he is the co-portfolio manager of their global high yield strategy with Mr. Crall since 2019. He also supervises NCRAM's activities in the leveraged loan market. From 2010–2016 he was the co-portfolio manager of the long/short strategy. He had been the assistant portfolio manager of the long/short strategy during 2009. In 2005 he spearheaded the firm's establishment of a dedicated distressed capability and was the primary analyst following the distressed universe through 2009. Prior to that, he had been an analyst in the high yield group at NCRAM for various industries including gaming, lodging & leisure, metals & mining, homebuilding and building products and wireline telecommunications since 2000. He is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Eric Torres, is an executive director and portfolio manager for NCRAM's emerging markets ("EM") strategies. Mr. Torres is responsible for the management of EM hard currency sovereign credit bonds and assumed the lead portfolio manager role for EM corporate sleeves for global high-yield products managed by NCRAM in September 2016. Before joining NCRAM in 2008, Mr. Torres was a research strategist in the Latin America research team at JPMorgan in New York, where he worked since 2000, covering different roles within the emerging markets research team. Prior to joining JPMorgan, Mr. Torres was an economist, covering Mexico at Chase Manhattan Bank Mexico (from 1998 to 2000) and Banco Santander's economic consulting unit (from 1996 to 1998) based in Mexico City.

Simon Tan, CFA, is currently the head of fixed income at NAM Singapore and oversees a team of four fixed income professionals based in the Singapore office. He joined NAM Singapore in June 2011 as a portfolio manager. As senior portfolio manager, Mr. Tan is also responsible for the management of Nomura Asset Management's Asia-ex Japan fixed income mandates. Portfolios under his management include the Nomura India Bond Fund. Mr. Tan was previously a fixed income portfolio manager with APS Komaba Asset Management with responsibility over institutional mandates covering Asia credit, Asia rates & currencies and global rate & currencies. Mr. Tan started his career with UOB Asset Management and was with the fund house for six years as a portfolio manager and investment analyst within the fixed income department. Mr. Tan is a CFA® charterholder since 2007.

PACE Large Co Value Equity Investments. Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") serve as subadvisors for PACE Large Co Value Equity Investments.

Pzena is located at 320 Park Avenue, 8th Floor, New York, NY 10022. As of September 30, 2021, Pzena had approximately $50.8 billion in assets under management. Richard S. Pzena, Benjamin S. Silver and John J. Flynn are primarily responsible for the day-to-day management of the fund. Mr. Pzena has held his fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012. Mr. Flynn has held his fund responsibilities since 2017.

Mr. Pzena, Founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on Pzena's US large cap and mid cap strategies, along with the focused value and US best ideas services, and is a member of the firm's executive committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of US equity investments and Chief Research Officer for Sanford C. Bernstein & Company ("Bernstein"). He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena also served as Chief Investment Officer, small cap equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles.

Mr. Silver is a Principal and co-portfolio manager for US mid cap, large cap, and global strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2001, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their financial services group. Mr. Silver is a Certified Public Accountant and holds the CFA designation.

Mr. Flynn is a Principal and a co-portfolio manager for Pzena's US mid cap and large cap strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2005, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.

Wellington has principal offices at 280 Congress Street, Boston, MA 02210 and, along with its predecessor organizations, has provided investment advisory services for over 80 years. As of September 30, 2021, Wellington and its investment advisory affiliates had assets under management of approximately $1.4 trillion. W. Michael Reckmeyer III, CFA, and Matthew C. Hand, CFA are primarily responsible for the day-to-day management of Wellington's portion of the fund's portfolio.

Mr. Reckmeyer is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services and as an analyst at the State of Michigan pension fund. Mr. Reckmeyer is expected to serve as a portfolio manager until June 30, 2022, at which time he is expected to retire from Wellington and no longer serve as a portfolio manager for the fund. Mr. Hand is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004.

Artisan Partners' principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. As of September 30, 2021, Artisan Partners had approximately $173.6 billion in assets under management.

Daniel J. O'Keefe is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 as an analyst on the Artisan International Value Strategy. He has been the Lead Portfolio Manager of the Artisan Global Value Strategy since its inception in July 2007 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. O'Keefe was Portfolio Manager of the Artisan International Value Strategy from October 2006 until September 2018.

Michael J. McKinnon, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in February 2010 as an analyst. He has been Portfolio Manager of the Artisan Global Value Strategy since October 2018 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. McKinnon was an Associate Portfolio Manager of the Artisan Global Value Strategy and the Artisan International Value Strategy from January 2017 until September 2018.

PACE Large Co Growth Equity Investments. Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") serve as subadvisors for PACE Large Co Growth Equity Investments.

JSP is located at One Letterman Drive, Building A, Suite 3-200, San Francisco, CA 94129. JSP is a limited liability company organized under the laws of Delaware. JSP is jointly owned by key employees at JSP and by JSP Acquisition LLC, a wholly owned direct subsidiary of Affiliated Managers Group, Inc., a publicly traded asset management company that has been partnering with leading independent asset management boutiques for over 25 years. As of September 30, 2021, JSP had approximately $16.2 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by JSP. Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Daniel Prislin, Christopher Ericksen and William Montana, has held its fund responsibilities since December 2007 (except Mr. Montana, who began serving as a portfolio manager in January 2019).

Jeffrey S. Van Harte, chairman and the chief investment officer, joined JSP in April 2014. Previously, he was a senior vice president and the chief investment officer at Delaware, and was the chief investment officer for its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Daniel J. Prislin, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, senior portfolio manager and analyst at Delaware, and was a senior portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, portfolio manager and analyst at Delaware, and was a portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

William Montana, a portfolio manager and analyst, joined JSP in September 2014. Previously, he was an associate at TPG Capital, a private equity firm, and focused on growth capital opportunities (2011 to 2014). Prior to that, he was an investment banking analyst at Goldman Sachs and focused on financial institutions.

Mar Vista is a Delaware limited liability company located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, CA 90025. Mar Vista is a registered investment adviser founded in 2007. Mar Vista offers large cap equity strategies to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of September 30, 2021, Mar Vista had approximately $4.0 billion in assets under management.

Mar Vista uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Mar Vista. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury Capital Management, LLC ("Roxbury") for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 29 years of investment experience.

Mr. Myers is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 30 years of investment experience.

J.P. Morgan is located at 383 Madison Avenue, New York, NY 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2021, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management.

Giri Devulapally, managing director, is a portfolio manager in the US Equity Group. An employee since 2003, Mr. Devulapally is responsible for managing the large cap growth strategy. Prior to joining the firm, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. Mr. Devulapally is a CFA charterholder.

Joseph Wilson, managing director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2014, Mr. Wilson is responsible for the technology sector for JPMorgan's large cap growth portfolios. He is also a portfolio manager on the J.P. Morgan US technology strategy. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the large cap growth team from 2010 to 2014, and the mid cap growth team in 2009. Prior to that, Mr. Wilson worked at RBC Capital Markets as a sell side research associate covering enterprise, infrastructure, and security software.

Larry H. Lee, managing director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2006, Mr. Lee covers the financials and business services sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Lee spent eleven years as a sell side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector.

Holly Fleiss, executive director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2012, Ms. Fleiss covers the health care sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Ms. Fleiss spent five years as a buy side analyst at HealthCor Management, focusing on the biotechnology, specialty and pharmaceutical sectors. Prior to that, Ms. Fleiss spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultra-high net worth brokerage clients.

PACE Small/Medium Co Value Equity Investments. Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

Sapience is located at 520 Newport Center Drive, Suite 650, Newport Beach, CA 92660. Sapience is an investment manager with approximately $884.6 million in assets under management as of September 30, 2021. Sapience was founded in 2016 and is composed of an established investment team. Sapience commenced investment management responsibilities for the fund in October 2016. However, the investment team previously held investment management responsibilities for the fund at its predecessor firm. Sapience's CIO, Samir Sikka, has served as a portfolio manager to the fund since October 2016 (and also from January 2007 to September 2016 as part of a former subadvisor to the fund). Previously, Mr. Sikka served as a lead portfolio manager for Metropolitan West Capital Management, LLC's Pelican Value Equity team within Wells Capital Management, Inc. (a former subadvisor to the fund) from July 2006 to September 2016, and as senior vice president and senior analyst of Trust Company of the West from April 1999 to February 2006. Mr. Sikka has nearly 25 years of industry experience.

Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadvisor to mutual funds and as an investment adviser to institutions and individuals and has approximately $62.0 billion in assets under management as of September 30, 2021. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfo-

lio managers since March 2012. Julie Kutasov is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization materials and processing sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer-durables sector. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management.

Huber Capital is located at 2321 Rosecrans Avenue, Suite 3245, El Segundo, CA 90245. Huber Capital has provided investment advisory services to registered investment companies, individual and institutional accounts since 2007. Huber Capital's assets under management as of September 30, 2021 were approximately $408.9 million. Joseph Huber, Huber Capital's Chief Executive Officer and Chief Investment Officer, has been primarily responsible for the day-to-day management of Huber Capital's portion of the fund since 2017. Prior to founding Huber Capital, Mr. Huber was a principal and director of research for Hotchkis and Wiley Capital Management from October 2001 through March 2007, where he helped oversee over $40 billion in US value asset portfolios. He built a research platform which utilized best practices of both fundamental research and behavioral psychology to create a unique and value-added investment approach. Mr. Huber is also an Associate in the Society of Actuaries.

PACE Small/Medium Co Growth Equity Investments. Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as subadvisors for PACE Small/Medium Co Growth Equity Investments.

Riverbridge is located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment manager with approximately $9.3 billion in assets under management as of September 30, 2021. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. Mark Thompson leads a seven person investment team, all of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987. Ross Johnson joined Riverbridge in 2010. Mr. Johnson is a portfolio manager responsible for portfolio construction and security selection. Mr. Johnson is also a member of the management team, which is responsible for the strategic decision-making and overall management of the firm. Prior to joining Riverbridge, Mr. Johnson worked for Boston Scientific as a manufacturing operations supervisor and financial analyst and for Emerson Process Management as an engineer.

Calamos is located at 2020 Calamos Court, Naperville, IL 60563. Calamos is a multi-discipline, global investment adviser that was founded in 1977. As of September 30, 2021, Calamos had approximately $40.5 billion in assets under management.

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. Mr. Nelson is a senior portfolio manager at Calamos and leads the investment team managing Calamos' portion of the fund's assets. Prior to his time at Calamos, Mr. Nelson was the President, Chief Investment Officer and a director of Timpani Capital Management, LLC (an entity that was acquired by Calamos on May 31, 2019) since 2008. Prior to that, he was a senior portfolio manager and managing director at Wells Capital Management since 2005.

Jacobs Levy is located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932, and has approximately $14.5 billion in assets under management as of September 30, 2021. Founded in 1986, Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies. Bruce I. Jacobs and Kenneth N. Levy are responsible for the day-to-day management of Jacobs Levy's portion of the fund's assets.

Bruce I. Jacobs co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager and co-director of research of the firm. Previously, Dr. Jacobs was first vice president of the Prudential Insurance Company of America, where he served as senior managing director of a quantitative equity manage-

ment affiliate of the Prudential Asset Management Company and managing director of the pension asset management group. Prior to that, he was on the finance faculty of the University of Pennsylvania's Wharton School and consulted to the Rand Corporation.

Kenneth N. Levy, CFA, co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager, and co-director of research of the firm. Previously, Mr. Levy was managing director of a quantitative equity management affiliate of the Prudential Asset Management Company. Prior to that, he was responsible for quantitative research at Prudential Equity Management Associates.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2021, Mondrian had total assets under management and advisement of approximately $61.4 billion, of which $57 billion represents regulatory assets under management and approximately $4.4 billion represents non-regulatory model assets under advisement. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio managers and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel Bliss and Steven Dutaut, is jointly and primarily responsible for making the day-to-day invest-

ment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities for the Pacific region. Ms. Desmond is Deputy Chief Executive Officer and Chief Investment Officer of International Equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since July 2009. Mr. Bliss joined Mondrian in 1995. He is a senior portfolio manager and a member of Mondrian's Non-US Equity Strategy Committee. Mr. Dutaut joined Mondrian in 2007. He is a senior portfolio manager and a member of Mondrian's Non-US Equity Strategy Committee.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, and has been in the investment management business since 2002. As of September 30, 2021, Los Angeles Capital had approximately $29.2 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA, share authority and responsibility for research and management of the fund's portfolio.

Hal W. Reynolds, CFA and Chief Investment Officer, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA, Chief Executive Officer and President, joined Los Angeles Capital in 2009. He is responsible for implementing the mission, vision and business strategies across the organization. Mr. Allen is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting. Laina Draeger, CFA, senior portfolio manager and Director of Portfolio Strategy and Responsible Investing, joined Los Angeles Capital in 2007. Ms. Draeger's role encompasses oversight of client portfolios, responsible investing and portfolio strategy. Ms. Draeger chairs the firm's

Responsible Investing Solutions Group and is a member of Los Angeles Capital's Investment Committee. Prior to joining Los Angeles Capital, Ms. Draeger started her career as an analyst in the investment management division of First Republic Bank.

Baird is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. Baird is a registered investment advisor founded in 1919. Baird specializes in wealth management, capital markets, private equity and asset management. As of September 30, 2021, Baird Asset Management had approximately $137 billion in assets under management. Brian Beitner, Jesse Flores, Haicheng Li, and Nathaniel Velarde are primarily responsible for the day-to-day management of Baird's portion of the fund's assets.

Brian Beitner, CFA, is a partner of Chautauqua Capital Management and portfolio manager for Chautauqua's strategies. Prior to forming Chautauqua in January 2009, he was a member of the TCW Concentrated Core Equities portfolio management team. Mr. Beitner joined TCW in 1998, where he held multiple positions including director of equity research, senior equity strategist and portfolio manager for international and global equity portfolios. Prior to working at TCW, he worked with Scudder, Stevens & Clark; Bear, Stearns & Co. and Security Pacific Bank.

Jesse Flores, CFA, is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2013, he was an investment analyst at Blavin & Company where he was a generalist responsible for both equity and high-yield debt securities. Additionally, he covered the US semiconductors and hardware sectors as a research analyst at Lehman Brothers and Roth Capital Partners.

Haicheng Li, CFA, is a managing partner of Chautauqua Capital Management and serves as portfolio manager for Chautauqua's strategies. Prior to joining Chautauqua in 2016, she was a senior analyst and portfolio manager at TCW with specific expertise in the healthcare sector.

Nathaniel Velarde is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2019, he was senior financial analyst at j2 Cloud Services and a senior vice president and global equity analyst at PIMCO's London branch. Prior to that, Mr. Velarde worked at Nuveen Investments in the Tradewinds Global Investors and NWQ Investment Management divisions as managing director, senior equity analyst and director of research. He also served as a vice president and equity analyst at TCW, primarily covering the industrials, business services and basic materials sectors.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") serve as subadvisors for PACE International Emerging Markets Equity Investments.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2021, Mondrian had total assets under management and advisement of approximately $61.4 billion, of which $57 billion represents regulatory assets under management and approximately $4.4 billion represents non-regulatory model assets under advisement. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Mr. Miller joined Mondrian in 2000 and is currently the Chief Investment Officer for Emerging Markets Equities. Ms. Chong joined Mondrian in 2000 and has served as a senior portfolio manager for the fund since 2004, and Head of China Equities since 2021. Mr. Halton joined Mondrian in 2004 and has served as a senior portfolio manager for the fund since July 2006.

William Blair is located at 150 North Riverside Plaza, Chicago, IL 60606. William Blair is registered as an investment adviser with the SEC and is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC and founded in 1935. William Blair was established in 2014 as part of an organizational restructuring whereby some investment management services previously performed by the Investment Management division of William Blair & Company, L.L.C. are performed by William Blair. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. William Blair provides portfolio management for international, domestic, and global equities funds and accounts, as well as domestic fixed income funds and accounts. Todd M. McClone and Jack Murphy are primarily responsible for the day-to-day management of the fund. Messrs. McClone and Murphy have served as portfolio managers since March 2011 and October 2016, respectively. As of September 30, 2021, William Blair had $77.4 billion in assets under management.

Todd M. McClone, CFA, is a Partner of William Blair. Mr. McClone has been with William Blair and affiliates since 2000. He is a portfolio manager for the emerging leaders strategy and is a portfolio manager for the emerging markets growth strategy. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management, Inc. Prior to joining Strong Capital Management, Inc., he was a Corporate Finance Research Analyst with Piper Jaffray & Co. At Piper Jaffray & Co., he worked with the corporate banking financials team on a variety of transactions, including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations.

Jack Murphy, CFA, is a Partner of William Blair. Mr. Murphy is a portfolio manager for the emerging markets leaders and international developed plus strategies. Mr. Murphy was previously the Director of Research for the global equity team and a research analyst covering mid-large cap non-US consumer stocks. He joined the firm in 2005 as a research analyst within William Blair's sell-side research department focusing on e-commerce and hardline retailers. Previously, Mr. Murphy worked at Credit Suisse First Boston ("CSFB") for nearly six years as an equity research analyst, covering a broad range of retail companies. Before CSFB, he worked as an equity research analyst at Lehman Brothers and as an equity research associate at Salomon Brothers. Prior to sell-side research, Mr. Murphy worked as a financial analyst for General Electric Capital ("GE"), having graduated from GE's Financial Management Program.

RWC is an SEC registered investment adviser that is located at 2640 South Bayshore Drive, Suite 201, Miami, FL 33133 and was founded in 2012. As of September 30, 2021, RWC had approximately $7.5 billion in assets under management.

John Malloy is the portfolio manager for RWC's emerging markets equity strategy and its portion of the fund. Prior to joining RWC in 2015, Mr. Malloy was senior managing director and director of investments at Everest Capital, where he worked for 18 years. Prior to joining Everest Capital, he was an investment manager at Baring Asset Management, where he focused on Latin American and US high yield markets.

ARGA is an SEC-registered investment adviser based in the United States located at 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901. ARGA was founded in 2010 and manages global, international (non-US) and emerging markets equity portfolios for institutional and qualified investors. As of September 30, 2021, ARGA managed approximately $8.0 billion in assets. ARGA employs a team approach to portfolio management. As members of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy, Messrs. A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar are jointly and primarily responsible for the day-to-day management of the fund. The Portfolio Construction Team serves as the decision-making body for the strategy and implements research conclusions/final portfolio decisions.

Mr. Krishna, CFA, Founder and Chief Investment Officer of ARGA, founded ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before founding ARGA in 2010, Mr. Krishna was President, International, of Pzena Investment Management and Managing Principal, Member of Executive Committee, and Portfolio Manager of its operating company in New York. While at Pzena from 2003 to 2010, he led development of the firm's international value and global value strategies, co-managed the emerging markets value strategy, and managed the US large cap value strategy. Mr. Krishna was previously at Citigroup Asset Management, where he was Chief Investment Officer and Head of Institutional and International. He also represented the asset management business on the Citigroup Management Committee and directly managed the global emerging markets equity strategy. Before that, Mr. Krishna was Director of International Equity Research, Portfolio Manager, International Equities and Chief Investment Officer, Emerging Markets Equities at AllianceBernstein in New York, London and Tokyo. Earlier, he worked at Credit Suisse First Boston in New York, Tokyo and Singapore, first as Equity Research Analyst and later as Chief Investment Strategist and Director—Equity Research.

Mr. Ito, CFA, Global Business Analyst, has worked in investment management since 1996 and has been with ARGA since 2012. He is a member of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Ito was Director of Business Development at Vestec, a Canadian voice-recognition company. Prior to Vestec, he founded Highview Research, an advisor to the Silverstone Fund, a global long-short, market-neutral fund focused on the automotive sector. Working for the Silverstone Fund in Tokyo from 2004 to 2011, Mr. Ito was responsible for Asian and Japanese investments, and designed processes for risk control and position sizing. Previously, while at UBS Global Asset Management and Citigroup Asset

Management, Mr. Ito covered global and Japanese consumer durable and capital goods companies.

Mr. Kumar, Global Business Analyst, joined ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Kumar was an Analyst at ICRA Ltd., a leading credit rating agency in India. At ICRA, he worked with the corporate ratings division, and handled credit rating assignments across multiple industries including auto ancillaries, hotels and textiles.

PACE Global Real Estate Securities Investments. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") serves as subadvisor for PACE Global Real Estate Securities Investments.

MFS is located at 111 Huntington Avenue, Boston, MA 02199. As of December 31, 2021, MFS had approximately $657.1 billion in assets under management. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Rick Gable, an Investment Officer of MFS, is primarily responsible for the day-to-day management of the fund's assets.

Mr. Gable has been employed in the investment area of MFS since 2011.

PACE Alternative Strategies Investments. UBS AM serves as the manager for PACE Alternative Strategies Investments. Allspring Global Investments, LLC ("Allspring"), First Quadrant, LLC ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") serve as subadvisors for PACE Alternative Strategies Investments. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Allspring has offices at 525 Market Street, 10th Floor, San Francisco, CA 94105-2724. As of September 30, 2021, Allspring had approximately $488.2 billion in assets under management. The Allspring Investment team has served the fund since its inception.

Allspring utilizes a team portfolio management approach. A team of investment professionals at Allspring serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of Allspring's portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies. Harindra de Silva heads the research efforts for the team.

Dennis Bein, portfolio manager, has 31 years of industry experience. David Krider, portfolio manager, has 19 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, portfolio manager, has 36 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, CA 91101. As of September 30, 2021, First Quadrant had approximately $13.8 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, including mandates and active/passive mandates, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its strategic partners. First Quadrant is a systematic investment management boutique founded in 1988 and has served as a subadvisor to the fund since April 2009.

As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009 and July 2016, respectively.

Dori Levanoni is a partner and senior member of First Quadrant's investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

Jeppe Ladekarl is a partner and serves as Co-Chief Investment Officer at First Quadrant. In this capacity, Mr. Ladekarl jointly oversees all investment-related responsibilities, including strategy development, portfolio construction, risk management, portfolio implementation and trade execution. Prior to assuming the role of Co-Chief Investment Officer, Mr. Ladekarl directed the firm's efforts in the global macro space for many years. Before joining the firm in 2009, he worked at the World Bank, where he held a number of roles, including principal portfolio manager for the currency and GTAA portfolios managed by the World Bank Pension and Endowments Department. Prior to the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank.

Sirios, located at One International Place, Boston, MA 02110, is an investment management firm founded in 1999. As of September 30, 2021, Sirios had approximately $1.1 billion in assets under management. John F. Brennan, Jr. holds authority and responsibility for research and the day-to-day management of the portion of the fund's portfolio allocated to Sirios.

Mr. Brennan co-founded Sirios in 1999 and currently serves as Managing Director. Prior to co-founding Sirios, Mr. Brennan was a senior vice president (1998 to 1999) of MFS Investment Management where he served as analyst and portfolio manager (1985 to 1999) and member of the MFS Advisory Board and MFS Equity Management Group (1998 to 1999).

Aviva, located at 225 West Wacker, Suite 2250, Chicago, IL 60606, is an asset management firm part of Aviva plc, a global asset management firm listed on the London stock exchange. As of September 30, 2021, Aviva had approximately $32.2 billion in assets under management. Peter Fitzgerald and Ian Pizer are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Aviva.

Peter Fitzgerald manages Aviva's suite of outcome-focused multi-strategy funds targeting specific client outcomes such as achieving reliable capital growth and securing a steady stream of income. He also leads Aviva's global multi-assets investment and macro investment teams and is responsible for the strategic direction of its global multi-asset and multi-strategy offering. Mr. Fitzgerald began his career at Old Mutual in 1995 before joining BNP Wealth Management's multi-asset team. He has extensive international experience having worked in Asia, Latin America and Europe. He joined Aviva in 2011. He is also a CFA charterholder.

Ian Pizer, portfolio manager, AIMS target return, is head of multi-strategy funds, responsible for leading Aviva's multi-strategy investment team and co-managing the AIMS Target Return fund. Mr. Pizer has a longstanding association with the AIMS franchise and played a key role in its growth after joining Aviva Investors in 2014, particularly as portfolio manager on AIMS Target Return and in developing the house view as head of investment strategy. Prior to joining Aviva, Mr. Pizer spent over ten years at Standard Life Investments, where he was investment director, multi-asset investing and managed the global absolute return strategies fund and the absolute return bond strategy Fund. Mr. Pizer is also a CFA charterholder.

PCJ Investment Counsel Ltd. ("PCJ"), located at 130 King St. West, Suite 1400, P.O. Box 240, Toronto, ON M5X 1C8, is part of a multi-boutique investment management partnership with the Connor, Clark & Lunn Financial Group. As of September 30, 2021, PCJ had approximately $0.6 billion in assets under management. Adam Posman, Heiki Altosaar, Jenny Yan and Kevin Kingsley are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to PCJ.

Adam Posman joined PCJ as a partner in 2011, and he is the Chief Investment Officer, is responsible for decision-making and oversight for all PCJ investment strategies, and is the lead portfolio manager for the PCJ absolute return strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies. Prior to joining PCJ, Mr. Posman worked at Brookfield Investment Management (Canada) Inc. as a member of a portfolio management team focused on both an unconstrained long/short equity strategy and a high-yield credit strategy.

Heiki Altosaar joined PCJ in 1996 and later became a partner of the firm. He maintains a lead portfolio man-

agement role for the firm's large cap Canadian equity strategy, and he also conducts fundamental research on information technology, industrials, healthcare, and consumer companies. Mr. Altosaar is also Chief Compliance Officer for PCJ, a title that he has held for over 19 years. Prior to becoming a member of the PCJ team, he worked at Elliot & Page Ltd. as an equity analyst.

Jenny Yan joined PCJ in 2014, and maintains responsibility for portfolio management and fundamental research across all PCJ investment strategies. Prior to joining PCJ, she worked at JP Morgan (UK) as an equity research and investment banking analyst, evaluating various equity, debt and M&A transactions for metals & mining companies.

Kevin Kingsley joined PCJ in 2018 as a partner, and he maintains responsibility for portfolio management and fundamental research for each of PCJ's strategies. Prior to joining PCJ, Mr. Kingsley co-managed a market-neutral North American strategy for Seven Seas Capital Management. Prior to that, he was a member of the Fundamental Investment Group, UBS Securities Canada Inc. Prior to that he worked in Equity Research for UBS Securities Canada, focusing on Energy and Pipelines.

Kettle Hill Capital Management, LLC is located at 747 Third Avenue, 19th Floor, New York, NY 10017. As of September 30, 2021, Kettle Hill had approximately $871.3 million in assets under management. Kettle Hill utilizes a fundamental, research driven investment approach and focuses primarily on long and short value biased opportunities within the US small cap equity sector. The firm manages assets for a diverse client base, including institutional and high net worth clients, and employs a full-time staff of 14 professionals, including 8 investment professionals. Andrew Kurita is the primary investment professional responsible for the day-to-day management of Kettle Hill's portion of the fund.

Kettle Hill was established in 2003 by Mr. Kurita, who has served as portfolio manager and Chief Investment Officer since inception. Prior to forming Kettle Hill, Mr. Kurita served as Vice President at Andor Capital Management and prior to that was a Vice President at Cramer Rosenthal McGlynn. He is a CFA charterholder.

DLD is located at 150 East 52nd Street, 27th Floor, New York, NY 10022. As of September 30, 2021, DLD had approximately $1 billion in assets under management.

DLD was founded in 2013, its sole business is asset management and the firm offers a variety of alternative investment products to its clients.

DLD employs a team-based approach to investment research and portfolio management. Sudeep Duttaroy and Mark Friedman are primarily responsible for day-to-day management of the portion of the fund allocated to DLD. Mr. Friedman has over 28 years of experience in the alternative investment industry. Mr. Friedman founded DLD in May 2013, where he serves as Chief Investment Officer and founder. Mr. Duttaroy has been a Portfolio Manager at DLD since 2015 and has 18 years of experience trading convertible bonds across global markets. Prior to his time at DLD, Mr. Duttaroy was a portfolio manager at Amida Capital Management and at AM Investment Partners (a predecessor firm of DLD).

Magnetar Asset Management LLC ("Magnetar") is located at 1603 Orrington Ave, 13th Floor, Evanston, IL 60201. As of September 30, 2021, Magnetar and its affiliates had approximately $13.5 billion in assets under management. Devin Dallaire is primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Magnetar.

Devin Dallaire joined an affiliate of Magnetar in 2010, and is Head of Products of Systematic Investing for Magnetar. Prior to joining Magnetar's affiliate, Mr. Dallaire was a senior investment researcher at Bridgewater Associates, where he was responsible for researching and developing risk management and portfolio construction strategies for their Fundamental Global 68 Macro Fund. Prior to joining Bridgewater Associates, he was head of risk management and quantitative research at Third Point. From 2001 to 2006, he was head of global equity quantitative research at Citadel Investment Group. Mr. Dallaire started his career in 1994 at Stafford Trading where he was head of quantitative research.

Other information

UBS AM has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") with respect to each fund in this prospectus except PACE Alternative Strategies Investments. UBS AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. UBS AM will need to continue engaging in a limited level of commodity trading to continue to qualify for the CPO exclusion with respect to each fund (other than PACE Alternative Strategies Investments) or may withdraw its exclusion with respect to a fund (which may incur additional costs). PACE Alternative Strategies Investments' current net asset value per share is available to investors at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

Dividends and taxes

Dividends

UBS Government Money Market Investments Fund normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

While UBS Government Money Market Investments Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments,

PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor or, if you are no longer a participant in the PACESM Select Advisors Program, a participant in another advisory program or a participant transacting through certain brokerage platforms, your financial intermediary. Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax. However, you will not recognize any gain on the sale of your shares in UBS Government Money Market Investments Fund so long as it maintains a share price of $1.00.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, distributions derived from a REIT, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

As noted above, shareholders will pay the PACE Select Advisors Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means that such amounts are not deductible for tax years through 2025 and after that will be deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

Fees allocable to exempt-interest dividends from PACE Municipal Fixed Income Investments will not be deductible by individuals.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and if it elects to do so, then your share of such foreign taxes would generally be included in your income and, subject to certain limitations, you would generally be entitled to a foreign tax credit in computing your taxes.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

The funds are generally required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings and other information

Each fund, except UBS Government Money Market Investments Fund, will generally post on UBS AM's website at https://www.ubs.com/us/en/asset-management.html, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, on or about 25 calendar days after the end of the calendar-quarter.

Each fund's, except UBS Government Money Market Investments Fund, complete schedule of portfolio hold-

ings for the first and third quarters of its fiscal year will be publicly available on the SEC's website as part of periodic filings on Form N-PORT for such periods. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's, except UBS Government Money Market Investments Fund, Forms N-PORT for the last month of the applicable fiscal quarter, and each fund's Forms N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568.

UBS Government Money Market Investments Fund will disclose on UBS AM's website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund. This information will be posted on the UBS website at the following internet address: http://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund's Forms N-MFP will be available on the SEC's website; UBS AM's website will also contain a link to these filings, when available. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund's total assets invested in daily and weekly liquid assets; (2) the fund's daily net inflows and outflows; and (3) the fund's current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (This is being provided for informational purposes only—for purposes of transactions in shares of UBS Government Money Market Investments Fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the Prospectus and SAI.).

Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

Financial highlights

UBS Government Money Market Investments Fund

Selected financial data throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000[1]	0.008	0.017	0.008	0.001
Net realized gain (loss)	0.000[1]	—	0.000[1]	0.000[1]	(0.000)[1]
Net increase (decrease) from operations	0.000[1]	0.008	0.017	0.008	0.001
Dividends from net investment income	(0.000)[1]	(0.008)	(0.017)	(0.008)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.76%	1.72%	0.83%	0.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.65%	0.75%	0.90%	0.89%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.10%	0.49%	0.60%	0.60%	0.52%
Net investment income (loss)	0.01%	0.60%	1.71%	0.82%	0.12%
Supplemental data:
Net assets, end of year (000's)	$262,353	$316,103	$184,602	$188,794	$199,585

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

Financial highlights

PACE Mortgage-Backed Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.04	$12.70	$12.35	$12.86	$13.16
Net investment income (loss)[1]	0.16	0.29	0.33	0.27	0.21
Net realized and unrealized gain (loss)	0.04	0.48	0.46	(0.38)	(0.14)
Net increase (decrease) from operations	0.20	0.77	0.79	(0.11)	0.07
Dividends from net investment income	(0.40)	(0.43)	(0.44)	(0.40)	(0.37)
Net asset value, end of year	$12.84	$13.04	$12.70	$12.35	$12.86
Total investment return[2]	1.53%	6.20%	6.53%	(0.87)%	0.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.96%	1.18%	1.22%	0.93%[3]	0.92%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.73%	0.95%	1.00%	0.72%[3]	0.72%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.23%	2.26%	2.66%	2.14%	1.60%
Supplemental data:
Net assets, end of year (000's)	$273,956	$281,524	$302,107	$321,912	$352,789
Portfolio turnover	796%	765%	905%	887%	1,255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.15	0.26	0.33	0.27	0.19
Net realized and unrealized gain (loss)	(0.20)	0.95	0.56	(0.42)	(0.05)
Net increase (decrease) from operations	(0.05)	1.21	0.89	(0.15)	0.14
Dividends from net investment income	(0.21)	(0.29)	(0.35)	(0.29)	(0.21)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.52)	(0.29)	(0.35)	(0.29)	(0.25)
Net asset value, end of year	$12.79	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(0.39)%	9.89%	7.60%	(1.20)%	1.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%	0.84%[3]	0.86%[3]	0.81%[3]	0.82%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	1.20%	2.08%	2.77%	2.23%	1.57%
Supplemental data:
Net assets, end of year (000's)	$309,129	$323,819	$334,203	$352,865	$374,144
Portfolio turnover	416%	403%	511%	537%	437%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.90	$13.90	$13.31	$13.81	$14.20
Net investment income (loss)[1]	0.35	0.40	0.44	0.38	0.39
Net realized and unrealized gain (loss)	(0.14)	1.06	0.61	(0.48)	(0.14)
Net increase (decrease) from operations	0.21	1.46	1.05	(0.10)	0.25
Dividends from net investment income	(0.36)	(0.46)	(0.46)	(0.40)	(0.42)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.79)	(0.46)	(0.46)	(0.40)	(0.64)
Net asset value, end of year	$14.32	$14.90	$13.90	$13.31	$13.81
Total investment return[2]	1.51%	10.76%	8.04%	(0.71)%	1.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including interest expense	0.78%	1.13%	1.32%	0.84%	0.90%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.69%	1.03%	1.23%	0.76%	0.81%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.68%	0.71%	0.71%	0.71%
Net investment income (loss)	2.44%	2.83%	3.25%	2.82%	2.84%
Supplemental data:
Net assets, end of year (000's)	$678,031	$693,664	$725,052	$758,303	$808,009
Portfolio turnover	147%	248%	308%	243%	212%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Financial highlights

PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.41	$13.24	$12.74	$13.08	$13.56
Net investment income (loss)[1]	0.29	0.30	0.37	0.37	0.35
Net realized and unrealized gain (loss)	0.12	0.21	0.53	(0.32)	(0.38)
Net increase (decrease) from operations	0.41	0.51	0.90	0.05	(0.03)
Dividends from net investment income	(0.28)	(0.29)	(0.37)	(0.37)	(0.35)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.36)	(0.34)	(0.40)	(0.39)	(0.45)
Net asset value, end of year	$13.46	$13.41	$13.24	$12.74	$13.08
Total investment return[2]	3.06%	3.92%	7.18%	0.34%	(0.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.57%	0.61%
Net investment income (loss)	2.20%	2.30%	2.87%	2.84%	2.71%
Supplemental data:
Net assets, end of year (000's)	$281,012	$279,178	$298,844	$309,878	$323,715
Portfolio turnover	9%	10%	21%	19%	14%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Financial highlights

PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.56	$10.00	$9.72	$10.03	$10.79
Net investment income (loss)[1]	0.09	0.11	0.13	0.11	0.13
Net realized and unrealized gain (loss)	0.15	0.63	0.32	(0.26)	(0.63)
Net increase (decrease) from operations	0.24	0.74	0.45	(0.15)	(0.50)
Dividends from net investment income	(0.14)	(0.18)	(0.17)	—	(0.18)
Distributions from net realized gains	(0.20)	—	—	—	—
Return of capital	—	—	—	(0.16)	(0.08)
Total dividends and return of capital	(0.34)	(0.18)	(0.17)	(0.16)	(0.26)
Net asset value, end of year	$10.46	$10.56	$10.00	$9.72	$10.03
Total investment return[2]	2.20%	7.54%	4.75%	(1.50)%	(4.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%	1.08%	1.09%[3]	1.09%[3]	1.11%[3]
Expenses after fee waivers and/or expense reimbursements	0.84%	0.84%	0.84%[3]	0.90%[3]	0.92%[3]
Net investment income (loss)	0.85%	1.07%	1.31%	1.12%	1.29%
Supplemental data:
Net assets, end of year (000's)	$290,345	$300,695	$328,278	$369,353	$403,015
Portfolio turnover	132%	136%	54%	221%	199%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.28	$9.73	$9.83	$10.09	$9.61
Net investment income (loss)[1]	0.51	0.52	0.55	0.54	0.55
Net realized and unrealized gain (loss)	0.74	(0.40)	(0.10)	(0.25)	0.49
Net increase (decrease) from operations	1.25	0.12	0.45	0.29	1.04
Dividends from net investment income	(0.52)	(0.57)	(0.55)	(0.55)	(0.56)
Total dividends, distributions and return of capital	(0.52)	(0.57)	(0.55)	(0.55)	(0.56)
Net asset value, end of year	$10.01	$9.28	$9.73	$9.83	$10.09
Total investment return[2]	13.78%	1.40%	4.80%	2.96%	11.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.10%	1.09%[3]	1.07%	1.10%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.91%	0.91%	0.91%[3]	0.91%	0.92%
Net investment income (loss)	5.21%	5.53%	5.66%	5.44%	5.59%
Supplemental data:
Net assets, end of year (000's)	$272,938	$258,345	$302,015	$347,364	$376,424
Portfolio turnover	75%	82%	62%	63%	91%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.81	$21.51	$23.71	$23.66	$21.31
Net investment income (loss)[1]	0.26	0.42	0.44	0.40	0.38
Net realized and unrealized gain (loss)	7.50	(2.82)	(0.42)	1.72	2.99
Net increase (decrease) from operations	7.76	(2.40)	0.02	2.12	3.37
Dividends from net investment income	(0.30)	(0.44)	(0.40)	(0.37)	(0.40)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(0.30)	(1.30)	(2.22)	(2.07)	(1.02)
Net asset value, end of year	$25.27	$17.81	$21.51	$23.71	$23.66
Total investment return[2]	43.92%	(12.24)%	1.28%	9.06%	16.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%	1.24%	1.21%	1.23%	1.22%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.07%	1.23%	1.21%	1.22%	1.20%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.89%	0.88%	0.87%	0.88%
Net investment income (loss)	1.19%	2.16%	2.01%	1.69%	1.70%
Supplemental data:
Net assets, end of year (000's)	$1,018,933	$760,606	$1,008,741	$1,184,977	$1,197,155
Portfolio turnover	117%	72%	81%	68%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Financial highlights

PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$27.52	$25.37	$28.01	$25.94	$23.03
Net investment income (loss)[1]	(0.12)	0.04	(0.00)[4]	0.01	0.07
Net realized and unrealized gain (loss)	8.46	5.90	1.84	4.70	3.64
Net increase (decrease) from operations	8.34	5.94	1.84	4.71	3.71
Dividends from net investment income	—	(0.04)	(0.01)	(0.03)	(0.08)
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(4.97)	(3.79)	(4.48)	(2.64)	(0.80)
Net asset value, end of year	$30.89	$27.52	$25.37	$28.01	$25.94
Total investment return[2]	32.89%	26.72%	10.34%	19.03%	16.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3]	0.92%[3]	0.90%[3]	0.90%[3]	0.93%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.89%[3]	0.92%[3]
Net investment income (loss)	(0.43)%	0.17%	(0.01)%	0.03%	0.32%
Supplemental data:
Net assets, end of year (000's)	$1,202,262	$1,099,813	$1,156,162	$1,327,262	$1,270,696
Portfolio turnover	39%	42%	34%	41%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share.

Financial highlights

PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.45	$19.36	$21.69	$21.47	$19.35
Net investment income (loss)[1]	0.06	0.12	0.13	0.11	0.17
Net realized and unrealized gain (loss)	9.85	(1.86)	(1.31)	2.55	2.81
Net increase (decrease) from operations	9.91	(1.74)	(1.18)	2.66	2.98
Dividends from net investment income	(0.14)	(0.17)	(0.16)	(0.05)	(0.30)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)
Total dividends and distributions	(0.14)	(0.17)	(1.15)	(2.44)	(0.86)
Net asset value, end of year	$27.22	$17.45	$19.36	$21.69	$21.47
Total investment return[2]	56.95%	(9.12)%	(4.49)%	13.07%	15.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.02%	1.09%[3]	1.07%[3]	1.07%	1.09%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.02%	1.04%[3]	1.04%[3]	1.06%	1.07%[3]
Net investment income (loss)	0.28%	0.65%	0.69%	0.50%	0.82%
Supplemental data:
Net assets, end of year (000's)	$478,837	$338,418	$421,054	$517,363	$503,464
Portfolio turnover	50%	59%	68%	60%	102%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.39	$18.21	$20.85	$17.82	$15.21
Net investment income (loss)[1]	(0.13)	(0.08)	(0.10)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	8.18	1.81	0.51	4.14	2.69
Net increase (decrease) from operations	8.05	1.73	0.41	4.04	2.61
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of year	$24.07	$17.39	$18.21	$20.85	$17.82
Total investment return[2]	47.57%	10.64%	4.83%	23.46%	17.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%[3]	1.09%[3]	1.07%[3]	1.06%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements	1.03%[3]	1.08%[3]	1.07%[3]	1.05%[3]	1.07%
Net investment income (loss)	(0.60)%	(0.49)%	(0.52)%	(0.52)%	(0.49)%
Supplemental data:
Net assets, end of year (000's)	$475,618	$383,461	$433,053	$518,869	$469,557
Portfolio turnover	98%	89%	135%	99%	93%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

Financial highlights

PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.54	$14.90	$16.93	$16.13	$14.11
Net investment income (loss)[1]	0.28	0.24	0.29	0.28	0.31
Net realized and unrealized gain (loss)	4.31	(0.17)	(1.13)	0.88	2.03
Net increase (decrease) from operations	4.59	0.07	(0.84)	1.16	2.34
Dividends from net investment income	(0.23)	(0.40)	(0.31)	(0.36)	(0.32)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(0.23)	(0.43)	(1.19)	(0.36)	(0.32)
Net asset value, end of year	$18.90	$14.54	$14.90	$16.93	$16.13
Total investment return[2]	31.74%	0.30%	(4.27)%	7.14%	17.08%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.36%	1.49%	1.60%	1.59%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.33%	1.49%	1.60%	1.58%[3]	1.48%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.05%	1.05%	1.03%	1.09%
Net investment income (loss)	1.65%	1.70%	1.89%	1.66%	2.10%
Supplemental data:
Net assets, end of year (000's)	$995,293	$815,785	$948,956	$1,138,165	$1,104,550
Portfolio turnover	48%	32%	46%	78%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.85	$13.04	$13.65	$13.63	$11.45
Net investment income (loss)[1]	0.10	0.15	0.19	0.16	0.16
Net realized and unrealized gain (loss)	3.18	0.81	(0.58)	0.03	2.14
Net increase (decrease) from operations	3.28	0.96	(0.39)	0.19	2.30
Dividends from net investment income	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Net asset value, end of year	$16.95	$13.85	$13.04	$13.65	$13.63
Total investment return[2]	23.75%	7.24%	(2.70)%	1.42%	20.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%[3]	1.51%[3]	1.49%[3]	1.50%[3]	1.59%[3]
Expenses after fee waivers and/or expense reimbursements	1.30%[3]	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]
Net investment income (loss)	0.59%	1.14%	1.45%	1.14%	1.33%
Supplemental data:
Net assets, end of year (000's)	$386,507	$345,431	$376,722	$437,363	$454,178
Portfolio turnover	82%	79%	52%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$5.89	$7.46	$7.37	$7.42	$7.76
Net investment income (loss)[1]	0.09	0.13	0.16	0.22	0.19
Net realized and unrealized gain (loss)	2.28	(1.31)	0.18	0.07	(0.21)
Net increase (decrease) from operations	2.37	(1.18)	0.34	0.29	(0.02)
Dividends from net investment income	(0.18)	(0.39)	(0.25)	(0.30)	(0.32)
Distributions from net realized gains	—	—	—	(0.04)	—
Total dividends and distributions	(0.18)	(0.39)	(0.25)	(0.34)	(0.32)
Net asset value, end of year	$8.08	$5.89	$7.46	$7.37	$7.42
Total investment return[2]	41.05%	(16.85)%	4.92%	3.68%	0.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.65%[3]	1.59%[3]	1.57%[3]	1.53%[3]	1.58%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[3]	1.20%[3]	1.20%[3]	1.21%[3]
Net investment income (loss)	1.32%	1.97%	2.20%	3.08%	2.58%
Supplemental data:
Net assets, end of year (000's)	$114,494	$87,866	$121,187	$137,069	$140,262
Portfolio turnover	117%	111%	68%	73%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.01	$10.55	$10.78	$10.61	$10.38
Net investment income (loss)[1]	(0.14)	(0.04)	0.03	0.01	(0.05)
Net realized and unrealized gain (loss)	0.96	0.52	0.03	0.16	0.28
Net increase (decrease) from operations	0.82	0.48	0.06	0.17	0.23
Dividends from net investment income	(0.17)	(0.02)	—	—	—
Distributions from net realized gains	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.57)	(0.02)	(0.29)	—	—
Net asset value, end of year	$11.26	$11.01	$10.55	$10.78	$10.61
Total investment return[2]	7.53%	4.46%	0.90%	1.32%	2.41%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%	2.56%	2.42%	2.13%	2.04%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.57%	2.38%	2.35%	2.04%	1.94%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.63%	1.62%	1.53%	1.52%
Net investment income (loss)	(1.22)%	(0.35)%	0.33%	0.08%	(0.48)%
Supplemental data:
Net assets, end of year (000's)	$447,508	$450,402	$520,531	$615,778	$650,347
Portfolio turnover	418%	491%	447%	346%	292%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Appendix A

Introductory Note:

This appendix is provided for ERISA accounts pursuant to conditions imposed by a grant of individual exemptions by the Department of Labor.

The Notice of Proposed Exemption and related Grant of Individual Exemptions reproduced below date from 1996. The factual information contained therein was accurate as of that time; however, the funds have changed over the years. The information contained elsewhere in this prospectus is more current and should be relied upon where there are differences. For example:

•  the name of the Trust is now PACE Select Advisors Trust;

•  Mitchell Hutchins Asset Management Inc.'s role has been taken over by its sister company, UBS Asset Management (Americas) Inc. and PaineWebber Incorporated is now UBS Financial Services Inc.;

•  PaineWebber Managed Accounts Services (PMAS) is now known as Advisory and Consulting Services Department (ACS) of UBS Financial Services Inc.; and

•  certain fee arrangements have changed, new funds have been established and a number of subadvisors have been replaced.

This document has been prepared by PAINEWEBBER Incorporated as a copy of the notice that appeared in the (FEDERAL REGISTER on FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

PaineWebber Incorporated (PaineWebber) located in New York, NY  [Application No. D-09818]

Proposed Exemption

Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).1

Section I. Covered Transactions

If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by

1  For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.

PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This proposed exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a)  The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b)  As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c)  No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e)  PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

(h)  With the exception of the PACE Money Market Investments Portfolio, any subadvisor (the Subadvisor) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i)  The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j)  With respect to its participation in the PACE Program prior to purchasing Trust shares,

(1)  Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

(A)  A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

(B)  Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  An investor questionnaire.

(D)  A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

(E)  A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

(F)  Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Subadvisors.

(G)  Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

(2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will—

(A)  Make copies of the foregoing documents available to Directing Participants.

(B)  Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

(3)  If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

(4)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is—

(A)  Independent of PaineWebber and its affiliates;

(B)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

(C)  Able to make an informed decision concerning participation in the PACE Program.

(5)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is—

(A)  Independent of PMAS and its affiliates;

(B)  Capable of making an independent decision regarding the investment of Plan assets;

(C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

(D)  Able to make an informed decision concerning participation in the PACE Program.

(k)  As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

(1)  Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

(2)  Telephone quotations from PaineWebber of such Plan's account balance.

(3)  A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

(4)  The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(5)  A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(6)  A statement, furnished at least quarterly or annually, specifying—

(A)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

(B)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

(C)  The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

(D)  The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

(7)  Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m)  If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n)  The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o)  PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that—

(1)  A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

(2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p)  (1)  Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a)  The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

(2)  Any officer, director or partner in such person, and

(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c)  The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d)  The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

(1)  A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under a self-directed IRA which invests in Trust shares;

(4)  An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

(5)  A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e)  The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f)  The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

  Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

Summary of Facts and Representations

1.  The parties to the transactions are as follows:

(a)  PaineWebber Group (Paine Webber Group), located in New York, NY, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. PaineWebber Group is a member of all principal securities and commodities exchanges in the

United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

(b)  PaineWebber, whose principal executive offices are located in New York, NY, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

(c)  PMAS, located in Weehawken, New Jersey is responsible for individual investor account management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

(d)  Mitchell Hutchins, which is located in New York, NY, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

(e)  State Street Bank and Trust Company (State Street), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

(f)  PFPC, Inc. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2.  The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and US Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share. Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3.  Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.2 Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.3 The minimum initial investment in the PACE Program is $10,000.

Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype

2  As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors.

  However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

3  According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

  As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.4

The applicants represent that the initial purchase of shares in the Trust by a Plan participating in the PACE Program may give rise to a prohibited transaction where PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.5 No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4.  Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5.  Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value6 and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Subadvisors who will exercise investment discretion with respect to the assets of each Portfolio.7

The Subadvisors will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio) on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Subadvisors, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Subadvisors will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and

4  The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.

5  PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

6  The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

7  Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Subadvisors for each Portfolio and thereafter monitoring each Subadvisor's performance. In evaluating prospective Subadvisors, Mitchell Hutchins will consider, among other factors, each Subadvisor's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Subadvisors and ultimately recommending to the Trustees whether a Subadvisor's contract should be continued.

each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrative services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6.  Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The appli-

cants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.8

7.  Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8.  Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent

8  The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

  Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.

Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Subadvisors.

In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the arrangement negotiated between PMAS and the Independent Fiduciary, a PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.9

9.  If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets, (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10.  After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,10 PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives, (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (e.g., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset

9  The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

10  In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.

allocation, PaineWebber reserves the right to impose reasonable limitations.

11.  Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)11; (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, to the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and

(b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12.  Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

It is currently anticipated that screening will be performed quarterly with respect to the PACE Program

11  The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.

accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.12 The threshold for triggering rebalancing is a percentage (presently, 2 1/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13.  PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing service available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.13 Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14.  Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.14 In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments

12  Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.

13  In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

14  PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

Portfolio) that may be affiliated with PaineWebber.15 In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.16

15.  Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Subadvisor, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16.  Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Subadvisors. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Subadvisors will be disclosed in the Trust Prospectus.

17.  As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.17 In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (e.g., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.18 In the case of Plans, the outside fee may be paid by the Plan or the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent

15  The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

16  The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

17  The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

18  PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.19 From these management fees, Mitchell Hutchins will compensate the applicable Subadvisor. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Subadvisor, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18.  The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Subadvisors are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Subadvisor are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Subadvisor with respect to a Portfolio will equal the total management fee paid by that Portfolio.

Portfolio	MH management fee (percent)	SA retained fee (percent)	MH retained fee (percent)
PACE Money Market Investments	.15%	.00%	.15%
PACE Mortgage-Backed Securities Fixed Income Investments	.50	.25	.25
PACE Intermediate Fixed Income Investments	.40	.20	.20
PACE Strategic Fixed Income Investments	.50	.25	.25
PACE Municipal Fixed Income Investments	.40	.20	.20
PACE Global Fixed Income Investments	.60	.35	.25
PACE Large Company Value Equity Investments	.60	.30	.30
PACE Large Company Growth Equity Investments	.60	.30	.30
PACE Small/Medium Company Value Equity Investments	.60	.30	.30
PACE Small/Medium Company Growth Equity Investments	.60	.30	.30
PACE International Equity Investments	.70	.40	.30
PACE International Emerging Markets Investments	.90	.50	.40

PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.20

The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19  The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.

20  PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).

19.  The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent; (4) PACE Small/Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent.

Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

Portfolio	Amount invested	Maximum outside quarterly fee		Outside quarterly fee
PACE Money Market Investments	$50	1.50	% (.25)	$0.1875
PACE Intermediate Fixed Income Investments	200	1.50	% (.25)	.7500
PACE Large Company Value Equity Investments	250	1.50	% (.25)	.9375
PACE Small/Medium Company Growth Equity Investments	250	1.50	% (.25)	.9375
PACE International Equity Investments	250	1.50	% (.25)	.9375
Total Outside Fee Per Quarter	1,000	—		3.7500

Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

Portfolio	MH retained fee (percent)	Maximum MH fee (percent)	Reduction factor (percent)
PACE Money Market Investments	.15%	.15%	.00%
PACE Mortgage-Backed Securities Fixed Income Investments	.25	.20	.05
PACE Intermediate Fixed Income Investments	.20	.20	.00
PACE Strategic Fixed Income Investments	.25	.20	.05
PACE Municipal Fixed Income Investments	.20	.20	.00
PACE Global Fixed Income Investments	.25	.20	.05
PACE Large Company Value Equity Investments	.30	.20	.10
PACE Large Company Growth Equity Investments	.30	.20	.10
PACE Small/Medium Company Value Equity Investments	.30	.20	.10
PACE Small/Medium Company Growth Equity Investments	.30	.20	.10
PACE International Equity Investments	.30	.20	.10
PACE International Emerging Markets Investments	.40	.20	.20

Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:

(.25)[($250).10% + ($250).10% +
($250).10%] = $0.1875 or $.19.

In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through

December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:

$3.75 – $.19 = $3.56.

The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).21 A Plan investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

$3.56 (net outside fee)+(.25) [($50+$200+$250+$250+$250).20%]
(administrative services fee)+(.25)

[($50).15% + ($200).20% + ($250 + $250 + $250).30%] (inside fee) = $4.74.

Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20.  PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money

Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21.  The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22.  In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

(a)  The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.

(b)  An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

(c)  No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

(d)  Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

21  PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

(e)  PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  With the exception of Mitchell Hutchins which will manage the PACE Money Market Investments Portfolio, any Subadvisor appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.

(g)  The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.

(h)  Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

(i)  On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 Federal Register Vol. 61, No. 148	Wednesday, July 31, 1996
[Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818, et al.]	Notices

Grant of Individual Exemptions; PaineWebber Incorporated

Agency: Pension and Welfare Benefits Administration, Labor.

Action: Grant of individual exemptions.

Summary: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

Notices were published in the Federal Register of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C.. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests for a hearing, unless otherwise stated, were received by the Department.

The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

Statutory Findings

In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a)  The exemptions are administratively feasible;

(b)  They are in the interests of the plans and their participants and beneficiaries; and

(c)  They are protective of the rights of the participants and beneficiaries of the plans.

PaineWebber Incorporated (PaineWebber),
located in New York, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

Exemption

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a)  The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b)  As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment

Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c)  No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e)  PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h)  With the exception of the PACE Money Market Investments Portfolio, any subadvisor (the Subadvisor) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i)  The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j)  With respect to its participation in the PACE Program prior to purchasing Trust shares,

(1)  Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

(A)  A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

(B)  Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  An investor questionnaire.

(D)  A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

(E)  A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

(F)  Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Subadvisors.

(G)  Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

(2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will—

(A)  Make copies of the foregoing documents available to Directing Participants.

(B)  Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

(3)  If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

(4)  With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (i.e., the

Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is—

(A)  Independent of PaineWebber and its affiliates;

(B)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

(C)  Able to make an informed decision concerning participation in the PACE Program.

(5)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

(A)  Independent of PMAS and its affiliates;

(B)  Capable of making an independent decision regarding the investment of Plan assets;

(C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

(D)  Able to make an informed decision concerning participation in the PACE Program.

(k)  As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

(1)  Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

(2)  Telephone access to quotations from PaineWebber of such Plan's account balance.

(3)  A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

(4)  The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(5)  A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(6)  A statement, furnished at least quarterly or annually, specifying—

(A)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

(B)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

(C)  The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

(D)  The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

(7)  Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m)  If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n)  The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o)  PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that—

(1)  A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

(2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p)  (1)  Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a)  The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

(2)  Any officer, director or partner in such person, and

(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c)  The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d)  The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

(1)  A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under a self-directed IRA which invests in Trust shares;

(4)  An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

(5)  A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e)  The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f)  The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

Effective date: This exemption will be effective as of August 18, 1995.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

Written Comments

The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1)  Section 403(b) Plan Participation. In addition to IRAs, Keogh Plans, Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2)  Available Portfolios. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

The Department has made the change requested by the Applicants.

(3)  Independent Fiduciary Role. With respect to a Section 404(c) Plan, Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise Section II(j)(4) of the Notice to read as follows:

(4)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).

The Department has amended the Notice in this regard.

(4)  Directing Participant Disclosure. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.

The Department has amended Section II(1) of the Notice to read as follows:

(1)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(5)  Description of PaineWebber Group and PaineWebber. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

The Department has revised the language in Representation 1(b) of the Summary as follows:

  PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

(6)  Net Asset Value Per Share. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

(7)  Minimum Investments. The second paragraph of Representation 3 of the Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

The Department has revised part of Representation 3 to read as follows:

***The minimum initial investment in the PACE Program currently is $25,000 (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

(8)  Valuation of Portfolio Shares. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.

The Department has modified Footnote 10 to read as follows:

The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

***The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid de minimus transactions.

(9)  Payment of Redemption Proceeds. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.

The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.

(10)  Brokerage Commission Information. Representation 22(i) of the Summary states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/or its affiliates or to unrelated parties. The Applicants have requested that the Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i)  On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, US Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

If you want more information about the funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. The funds' annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet addresses: www.ubs.com/usmoneymarketfundsholdings (UBS Government Money Market Investments Fund) and https://www.ubs.com/us/en/asset-management/
individual-investors-and-financial-advisors/
products/ii_pace.html (each fund other than UBS Government Money Market Investments Fund). You may also request other information about the funds and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2021. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Asset Management (Americas) Inc.

is an indirect asset management subsidiary of UBS Group AG

T007

PACE® Select Advisors Trust

Prospectus | November 26, 2021

•  PACE® Mortgage-Backed Securities Fixed Income Investments
PFPTX

•  PACE® Intermediate Fixed Income Investments
PIFTX

•  PACE® Strategic Fixed Income Investments
PSFTX

•  PACE® Municipal Fixed Income Investments
PMUTX

•  PACE® Global Fixed Income Investments
PGFTX

•  PACE® High Yield Investments
PHDTX

•  PACE® Large Co Value Equity Investments
PLVTX

•  PACE® Large Co Growth Equity Investments
PLATX

•  PACE® Small/Medium Co Value Equity Investments
PVETX

•  PACE® Small/Medium Co Growth Equity Investments
PUMTX

•  PACE® International Equity Investments
PWITX

•  PACE® International Emerging Markets Equity Investments
PWETX

•  PACE® Global Real Estate Securities Investments
PRPTX

•  PACE® Alternative Strategies Investments
PAPTX

This prospectus offers Class P2 shares of the funds listed above, each of which is a series of PACE Select Advisors Trust.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The funds

What every investor should know about the funds

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The funds are not complete or balanced investment programs.

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PACE Mortgage-Backed Securities Fixed Income Investments
Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.54%
Distribution and/or service (12b-1) fees	None
Other expenses	0.42
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.41
Interest expense	0.01
Total annual fund operating expenses	0.96
Management fee waiver/expense reimbursements[2]	0.42
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.54

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$55	$264	$490	$1,140

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 796% of the average value of its portfolio.

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Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls). The mortgage-backed securities in which the fund may invest include those issued or guaranteed by US government agencies or instrumentalities or private entities.

The fund also may invest in other types of investment grade fixed income instruments (or unrated bonds of equivalent quality).

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Mortgage-Backed Securities Index, which as of July 31, 2021 was approximately 3.86 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

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Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term

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gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of the fund's assets in June 1995. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Mortgage-Backed Securities Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (0.03)%
Best quarter during calendar years shown—2Q 2020: 2.68%
Worst quarter during calendar years shown—2Q 2013: (2.12)%

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Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	5.75%	3.46%	3.07%
Return after taxes on distributions	4.35	2.11	1.81
Return after taxes on distributions and sale of fund shares	3.38	2.04	1.81
Bloomberg US Mortgage-Backed Securities Index (Index reflects no deduction for fees, expenses or taxes.)	3.87	3.05	3.01

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS Asset Management (UK) Ltd ("UBS AM (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  PIMCO—Daniel Hyman, Managing Director and Lead Portfolio Manager, and Michael Cudzil, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2013.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.44%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.41
Total annual fund operating expenses	0.85
Management fee waiver/expense reimbursements[2]	0.40
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.45

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$46	$231	$432	$1,012

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 416% of the average value of its portfolio.

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Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, which as of July 31, 2021 was approximately 6.57 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to moni-

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tor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term

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gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown

12

would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. BlackRock Financial Management, Inc. ("BlackRock Financial") and BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") assumed day-to-day management of the fund's assets on July 29, 2002 and October 1, 2020, respectively. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Intermediate Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (1.62)%
Best quarter during calendar years shown—2Q 2020: 4.42%
Worst quarter during calendar years shown—1Q 2018: (1.71)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	8.04%	4.18%	3.18%
Return after taxes on distributions	6.33	3.05	2.25
Return after taxes on distributions and sale of fund shares	4.96	2.74	2.06
Bloomberg US Aggregate Bond Index (Index reflects no deduction for fees, expenses or taxes.)	7.51	4.44	3.84

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. BlackRock Financial serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International as a sub-sub-advisor to provide certain investment advisory services pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  BlackRock Financial—Akiva Dickstein, Managing Director, and Harrison Segall, Director, have been portfolio managers of the fund since 2014 and 2016, respectively.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

13

PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.51%
Distribution and/or service (12b-1) fees	None
Other expenses	0.27
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.26
Interest expense attributable to securities sold short	0.01
Total annual fund operating expenses	0.78
Management fee waiver/expense reimbursements[2]	0.35
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.43

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$44	$214	$399	$933

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

14

affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 147% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Government/Credit Index, which as of July 31, 2021 was approximately 7.60 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate, total return and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a

15

subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

•  An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

16

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes,

17

the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Pacific Investment Management Company LLC ("PIMCO") assumed day-to-day management of a separate portion of the fund's assets on August 24, 1995. Neuberger Berman Investment Advisers LLC ("Neuberger Berman") assumed day-to-day management of a separate portion of the fund's assets on January 21, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

18

PACE Strategic Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (0.73)%
Best quarter during calendar years shown—2Q 2020: 5.38%
Worst quarter during calendar years shown—2Q 2013: (4.19)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	9.38%	5.59%	4.73%
Return after taxes on distributions	6.92	3.87	3.06
Return after taxes on distributions and sale of fund shares	5.52	3.54	2.97
Bloomberg US Government/ Credit Index (Index reflects no deduction for fees, expenses or taxes.)	8.93	4.98	4.19

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. PIMCO and Neuberger Berman currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  PIMCO—Scott Mather, Managing Director of PIMCO, has been a portfolio manager of the fund since 2015. Mohit Mittal, Managing Director of PIMCO, has been a portfolio manager of the fund since July 2021.

•  Neuberger Berman—Thanos Bardas, David M. Brown and Bradley C. Tank, each a Managing Director of Neuberger Berman, have been portfolio managers of the fund since 2015. Ashok Bhatia, Managing Director, has been a portfolio manager of the fund since 2017. Adam Grotzinger, Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.44%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.24
Total annual fund operating expenses	0.68
Management fee waiver/expense reimbursements[2]	0.37
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.31

1  "Other expenses" are based on estimated amounts for the current fiscal year.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$32	$180	$342	$812

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from

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regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT, and invests in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. Municipal bonds that are downgraded to a below investment grade rating (or equivalent quality) after the initial purchase of such bonds may continue to be held in the fund's portfolio.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing in undervalued sectors, geographical regions or individual securities.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an

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irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of

22

market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. A predecessor entity of Insight North America LLC ("Insight") assumed day-to-day management of the fund's assets in June 2000. Insight assumed day-to-day management of the fund's assets on September 1, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Municipal Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 0.30%
Best quarter during calendar years shown—2Q 2011: 3.79%
Worst quarter during calendar years shown—4Q 2016: (3.68)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	4.63%	3.37%	3.85%
Return after taxes on distributions	4.43	3.25	3.75
Return after taxes on distributions and sale of fund shares	3.58	3.17	3.62
Bloomberg US Municipal 3-15 Year Blend Index (Index reflects no deduction for fees, expenses or taxes.)	5.04	3.59	4.12

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Insight serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Insight—Daniel Marques, CFA and Senior Portfolio Manager, and Daniel Rabasco, CFA and Managing Director, Head of Municipal Bonds, have been portfolio managers of the fund since 2017.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those gains are generally subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Please consult with your tax advisor regarding your personal circumstances.

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PACE Global Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.65%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.44
Total annual fund operating expenses	1.09
Management fee waiver/expense reimbursements[2]	0.62
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.47

1  "Other expenses" are based on estimated amounts for the current fiscal year.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$48	$285	$541	$1,273

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 132% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds,

24

non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds"). The fund normally invests in a minimum of four countries, including the United States.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Global Aggregate Index, which as of July 31, 2021 was approximately 7.46 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures (specifically, interest rate futures), swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

25

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Mortgage-related securities risk: Mortgage-related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed above. Conversely, in periods of rising interest rates, the fund may be subject to extension risk, and may receive principal later than expected, causing additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Certain types of mortgage-backed securities (e.g., CMOs, as applicable) can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Prepayment risk: The fund's mortgage- and asset-backed securities, as applicable, may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or

26

price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Global Aggregate ex USD 50% Hedged Index provides information regarding the effectiveness of the fund's historical currency hedging policy. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. J.P. Morgan Investment Management Inc. ("J.P. Morgan") assumed

27

day-to-day management of the fund's assets on January 9, 2017. Updated performance for the fund is available at http://www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Global Fixed Income Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (3.65)%
Best quarter during calendar years shown—1Q 2016: 7.21%
Worst quarter during calendar years shown—4Q 2016: (9.64)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	10.23%	4.28%	2.21%
Return after taxes on distributions	8.69	3.43	1.19
Return after taxes on distributions and sale of fund shares	6.03	2.92	1.25
Bloomberg Global Aggregate Index	9.20	4.79	2.83
Bloomberg Global Aggregate ex USD 50% Hedged Index (Indices reflect no deduction for fees, expenses or taxes.)	7.02	4.69	3.21

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. J.P. Morgan serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS

AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  J.P. Morgan—Iain Stealey, CFA and Managing Director, and Linda Raggi, CFA and Executive Director, have been portfolio managers of the fund since 2017. Myles Bradshaw, CFA and Managing Director, has been a portfolio manager of the fund since 2019.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

28

PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.41
Total annual fund operating expenses	1.11
Management fee waiver/expense reimbursements[2]	0.49
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.62

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$63	$304	$564	$1,308

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 75% of the average value of its portfolio.

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Principal strategies
Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds"). Such investments may be represented by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including exchange-traded funds ("ETFs"), that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index (Hedged in USD), which as of July 31, 2021 was approximately 3.83 years and may change over time. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a "total return" strategy driven by credit research and a team effort to generate alpha in high yield.

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Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, the fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

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Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that another subadvisor was responsible for managing the fund's assets during previous periods. Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") assumed day-to-day management of the fund's assets on or around July 1, 2015. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

32

PACE High Yield Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 4.40%
Best quarter during calendar years shown—2Q 2020: 11.83%
Worst quarter during calendar years shown—1Q 2020: (15.38)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (4/10/06) Return before taxes	7.23%	8.01%	5.98%
Return after taxes on distributions	4.74	5.51	3.39
Return after taxes on distributions and sale of fund shares	4.13	5.05	3.48
ICE BofA Global High Yield Index (Hedged in USD) (Index reflects no deduction for fees, expenses or taxes.)	6.61	8.50	7.09

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. NCRAM serves as the fund's subadvisor. NCRAM has retained NAM Singapore as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. David Kelly, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  NCRAM—David Crall, CFA, President, Chief Executive Officer, Chief Investment Officer and Managing Director, Stephen Kotsen, CFA, a Managing Director and Lead Portfolio Manager, and Steven Rosenthal, CFA, Managing Director and Portfolio Manager, have been portfolio managers of the fund since 2015. Eric Torres, Executive Director and Portfolio Manager, has been a portfolio manager of the fund since 2016.

•  NAM Singapore—Simon Tan, CFA and Portfolio Manager of NAM Singapore, has been a portfolio manager of the fund since 2015.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

33

PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.66%
Distribution and/or service (12b-1) fees	None
Other expenses	0.41
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.22
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.19
Total annual fund operating expenses	1.07
Management fee waiver/expense reimbursements[2]	0.46
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.61

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$62	$295	$545	$1,264

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's perform-

34

ance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM"), and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "deep value" strategy which follows a disciplined investment process.

•  A "select equity income" strategy in which the subadvisor invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

•  A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

35

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, prob-

lems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Pzena Investment Management, LLC

36

("Pzena") assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Wellington Management Company LLP ("Wellington") assumed day-to-day management of a separate portion of the fund's assets on November 13, 2020. Artisan Partners Limited Partnership ("Artisan Partners") assumed day-to-day management of a separate portion of the fund's assets on May 10, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Large Co Value Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 18.33%
Best quarter during calendar years shown—4Q 2020: 19.46%
Worst quarter during calendar years shown—1Q 2020: (31.99)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	(2.38)%	7.67%	8.93%
Return after taxes on distributions	(2.71)	6.13	7.37
Return after taxes on distributions and sale of fund shares	(1.18)	5.92	7.06
Russell 1000 Value Index (Index reflects no deduction for fees, expenses or taxes.)	2.80	9.74	10.50

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Pzena, Wellington and Artisan Partners serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Pzena—Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, has been a portfolio manager of the fund since 2008. Benjamin S. Silver, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2012. John J. Flynn, Principal and Portfolio Manager, has been a portfolio manager of the fund since 2017.

•  Wellington—W. Michael Reckmeyer III, CFA, Senior Managing Director and Equity Portfolio Manager, and Matthew C. Hand, CFA, Managing Director and Equity Portfolio Manager, have been portfolio managers of the fund since 2020. Mr. Reckmeyer is expected to serve as a portfolio manager until June 30, 2022, at which time he is expected to retire from Wellington and no longer serve as a portfolio manager for the fund.

•  Artisan Partners—Daniel J. O'Keefe, Managing Director and Lead Portfolio Manager, and Michael J. McKinnon, Managing Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

37

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

38

PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.68%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.22
Total annual fund operating expenses	0.90
Management fee waiver/expense reimbursements[2]	0.54
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.36

1  "Other expenses" are based on estimated amounts for the current fiscal year.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$37	$233	$446	$1,058

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any

39

borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings ("IPOs") and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

•  A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

•  A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited

40

legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk. Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program

41

fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Jackson Square Partners, LLC ("JSP") assumed responsibility for managing a separate portion of the fund's assets on May 1, 2014. The JSP portfolio management team (as employees of a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Mar Vista Investment Partners, LLC ("Mar Vista") assumed responsibility for managing a separate portion of the fund's assets on January 20, 2015. The Mar Vista investment team (as part of a shared services arrangement with a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. J.P. Morgan Investment Management, Inc. ("J.P. Morgan") assumed day-to-day management of a separate portion of the fund's assets on October 5, 2012. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Large Co Growth Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 11.44%
Best quarter during calendar years shown—2Q 2020: 28.85%
Worst quarter during calendar years shown—4Q 2018: (15.37)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	39.44%	18.49%	15.41%
Return after taxes on distributions	34.02	14.98	12.71
Return after taxes on distributions and sale of fund shares	26.77	14.12	12.11
Russell 1000 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	38.49	21.00	17.21

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. JSP, Mar Vista and J.P. Morgan serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  JSP—Jeffrey S. Van Harte, Chairman and Chief Investment Officer, Daniel J. Prislin, Portfolio Manager and Analyst, and Christopher M. Ericksen, Portfolio Manager and Analyst, have been portfolio managers of the fund since 2007. William Montana, Portfolio Manager and Analyst, has been a portfolio manager of the fund since 2019.

•  Mar Vista—Brian L. Massey, Portfolio Manager, and Silas A. Myers, Portfolio Manager, have been portfolio managers of the fund since 2010.

•  J.P. Morgan—Giri Devulapally, Managing Director, and Joseph Wilson, Managing Director, have been portfolio managers of the fund since 2017 and 2016, respectively. Larry H. Lee, Managing Director, and Holly Fleiss, Executive Director, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee,

42

or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

43

PACE Small/Medium Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.32
Total annual fund operating expenses	1.02
Management fee waiver/expense reimbursements[2]	0.44
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.58

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$59	$281	$520	$1,208

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 50% of the average value of its portfolio.

44

Principal strategies
Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A "value equity" strategy in which the subadvisor targets smaller capitalization companies believed to have sustainable business models selling below their value.

•  A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

•  A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to

45

adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Sapience Investments, LLC ("Sapience") assumed day-to-day management of a separate portion of the fund's assets on October 20, 2016. The Sapience portfolio management team (as employees of a different subadvisor) assumed responsibility for managing a separate portion of the fund's assets on October 1, 2005. Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") assumed day-to-day management of a separate portion of the fund's assets on March 6, 2012. Huber Capital Management LLC ("Huber Capital") assumed day-to-day management of a separate portion of the fund's assets on January 24, 2017. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

46

PACE Small/Medium Co Value Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 19.37%
Best quarter during calendar years shown—4Q 2020: 32.32%
Worst quarter during calendar years shown—1Q 2020: (34.31)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	12.12%	9.56%	9.06%
Return after taxes on distributions	11.96	8.00	7.26
Return after taxes on distributions and sale of fund shares	7.29	7.01	6.76
Russell 2500 Value Index (Index reflects no deduction for fees, expenses or taxes.)	4.88	9.43	9.33

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Sapience, Kayne Anderson Rudnick and Huber Capital serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Sapience—Samir Sikka, Managing Director, has been a portfolio manager of the fund since 2016. Mr. Sikka also served as a portfolio manager of the fund from 2007 to 2016 as part of a former subadvisor to the fund.

•  Kayne Anderson Rudnick—Julie Kutasov and Craig Stone, Portfolio Managers and Senior Research Analysts, have been portfolio managers of the fund since 2012.

•  Huber Capital—Joseph Huber, Chief Executive Officer and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

47

PACE Small/Medium Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.33
Total annual fund operating expenses	1.03
Management fee waiver/expense reimbursements[2]	0.42
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.61

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amount listed in "Total annual fund operating expenses" may differ from that presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$62	$286	$528	$1,221

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 98% of the average value of its portfolio.

48

Principal strategies

Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

•  A strategy in which the subadvisor seeks to identify and exploit the perception gap that exists between a company's business strength and the market's expectation of that strength.

•  A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid- cap companies selected based on a multidimensional quantitative investment process.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

49

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge Partners, LLC ("Riverbridge") assumed day-to-day management of a portion of the fund's assets on October 1, 2005. An entity that was acquired by Calamos Advisors LLC ("Calamos") on May 31, 2019 assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Calamos assumed day-to-day management of a separate portion of the fund's assets on May 31, 2019. Jacobs Levy Equity Management, Inc. ("Jacobs Levy") assumed day-to-day management of a separate portion of the fund's assets on January 10, 2019. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

50

PACE Small/Medium Co Growth Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 13.84%
Best quarter during calendar years shown—2Q 2020: 33.82%
Worst quarter during calendar years shown—1Q 2020: (24.17)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	38.69%	17.01%	13.20%
Return after taxes on distributions	36.55	14.49	10.53
Return after taxes on distributions and sale of fund shares	24.23	13.01	9.95
Russell 2500 Growth Index (Index reflects no deduction for fees, expenses or taxes.)	40.47	18.68	15.00

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Riverbridge, Calamos and Jacobs Levy serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and

Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Riverbridge—Mark Thompson, Chief Investment Officer and Co-Lead Portfolio Manager, has been a portfolio manager of the fund since 2005. Ross Johnson, Co-Lead Portfolio Manager, has been a portfolio manager of the fund since January 2021.

•  Calamos—Brandon Nelson, Senior Portfolio Manager, has been a portfolio manager of the fund since 2013.

•  Jacobs Levy—Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, and Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research, have been portfolio managers of the fund since 2019.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

51

PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.79%
Distribution and/or service (12b-1) fees	None
Other expenses	0.57
Miscellaneous expenses (includes administration fee of 0.10%)[1]	0.24
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.33
Total annual fund operating expenses	1.36
Management fee waiver/expense reimbursements[2]	0.61
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.75

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amount listed in "Total annual fund operating expenses" may differ from that presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$371	$686	$1,582

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 48% of the average value of its portfolio.

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Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on informa-

tion primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy that uses fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, factor-based approach to investing using a systematic process and identifies securities to buy "long" and sell "short" based on a quantitative assessment of whether securities will outperform or underperform the market.

•  A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities deposito-

ries may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses

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and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. In addition, many types of derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Investment company risk: Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and techni-

cal issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how

55

the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on April 1, 2004. Los Angeles Capital Management LLC ("Los Angeles Capital") assumed day-to-day management of another portion of the fund's assets on September 13, 2013. Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") assumed day-to-day management of a separate portion of the fund's assets on January 15, 2016. The Baird investment team (as employees of a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on August 5, 2013. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE International Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 9.05%
Best quarter during calendar years shown—2Q 2020: 17.11%
Worst quarter during calendar years shown—1Q 2020: (22.87)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	11.16%	7.97%	6.03%
Return after taxes on distributions	10.78	7.19	5.41
Return after taxes on distributions and sale of fund shares	6.83	6.22	4.80
MSCI EAFE Index (net) (Index reflects no deduction for fees and expenses.)	7.82	7.45	5.51

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, Los Angeles Capital and Baird serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Mondrian—Elizabeth A. Desmond, CFA, Deputy Chief Executive Officer and Chief Investment Officer of International Equities, has been a portfolio manager of the fund since 2009. Nigel Bliss, Senior Portfolio Manager, and Steven Dutaut, CFA, Senior Portfolio Manager, have been portfolio managers of the fund since 2014.

•  Los Angeles Capital—Hal W. Reynolds, CFA, Chief Investment Officer, and Daniel E. Allen, CFA, Chief Executive Officer and President, have been portfolio managers of the fund since 2013. Laina Draeger, CFA, Senior Portfolio Manager and Director of Portfolio Strategy and Responsible Investing, has been a portfolio manager of the fund since 2020.

•  Baird—Brian Beitner, CFA, Partner and Portfolio Manager, has been a portfolio manager of the fund since 2013. Jesse Flores, CFA, Partner and Portfolio Manager, Haicheng Li, CFA, Managing Partner and Portfolio Manager, and Nathaniel Velarde, Partner and Portfolio Manager, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment compa-

56

nies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

57

PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	1.00%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.44
Total annual fund operating expenses	1.44
Management fee waiver/expense reimbursements[2]	0.53
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.91

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$93	$403	$736	$1,679

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.

58

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies, including exchange-traded funds ("ETFs"), that invest in emerging markets. The fund invests in securities of companies with varying market capitalizations.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of the subadvisors include:

•  A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

•  A strategy that invests in mid and large cap companies with a quality growth orientation.

•  A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

•  A disciplined, deep value strategy based on fundamental research.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

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Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities

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to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Mondrian Investment Partners Limited ("Mondrian") assumed day-to-day management of a portion of the fund's assets on September 28, 2004. William Blair Investment Management, LLC ("William Blair") assumed day-to-day management of a separate portion of the fund's assets on March 23, 2011. RWC Asset Advisors (US) LLC ("RWC") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2019. ARGA Investment Management, LP ("ARGA") assumed day-to-day management of a separate portion of the fund's assets on December 11, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE International Emerging Markets Equity Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: (0.12)%
Best quarter during calendar years shown—2Q 2020: 21.58%
Worst quarter during calendar years shown—1Q 2020: (26.12)%

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Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95) Return before taxes	20.12%	11.18%	2.85%
Return after taxes on distributions	19.99	11.09	2.83
Return after taxes on distributions and sale of fund shares	12.32	9.10	2.44
MSCI Emerging Markets Index (net) (Index reflects no deduction for fees and expenses)	18.31	12.81	3.63

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager. Mondrian, William Blair, RWC and ARGA serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 1995 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Mondrian—Andrew Miller, CFA, Chief Investment Officer, Ginny Chong, CFA, Senior Portfolio Manager and Head of Chinese Equities, and Gregory Halton, CFA, Senior Portfolio Manager, have been portfolio managers of the fund since 2004, 2004 and 2006, respectively.

•  William Blair—Todd M. McClone and Jack Murphy, Partners of William Blair, have been portfolio managers of the fund since 2011 and 2016, respectively.

•  RWC—John Malloy, Portfolio Manager, has been a portfolio manager of the fund since 2019.

•  ARGA—A. Rama Krishna, CFA, Chief Investment Officer, Takashi Ito, CFA, Global Business Analyst, and Sujith Kumar, Global Business Analyst, have been portfolio managers of the fund since 2020.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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PACE Global Real Estate Securities Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.95
Total annual fund operating expenses	1.65
Management fee waiver/expense reimbursements[2]	0.33
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.32

1  "Other expenses" are based on estimated amounts for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the fund. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

2  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$134	$488	$866	$1,927

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.

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Principal strategies

Principal investments

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The subadvisor utilizes a strategy that involves focusing on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. Preferred stocks in which the fund may invest are also sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. The fund could lose all of its investment in a company's stock.

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or

64

the appeal of property to tenants; interest rates; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

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Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affili-

ates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") assumed day-to-day management of a separate portion of the fund's assets on March 11, 2021. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Global Real Estate Securities Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 18.58%
Best quarter during calendar years shown—1Q 2019: 15.21%
Worst quarter during calendar years shown—1Q 2020: (28.69)%

Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (1/22/07) Return before taxes	(10.96)%	3.03%	5.16%
Return after taxes on distributions	(11.96)	1.32	3.63
Return after taxes on distributions and sale of fund shares	(6.49)	1.61	3.39
FTSE EPRA/NAREIT Developed Index (Index reflects no deduction for fees, expenses or taxes.)	(8.18)	4.72	6.33

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

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Investment manager and advisor(s)

UBS AM serves as the fund's manager. MFS serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006 and 2009, respectively. Gina Toth, CFA, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since 2019. Edward Eccles, Executive Director and Portfolio Manager, and Christopher Andersen, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  MFS—Rick Gable, Investment Officer, has been a portfolio manager of the fund since March 2021.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the fund's manager and administrator ("UBS AM"), exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	1.30%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	1.38
Miscellaneous expenses (includes administration fee of 0.10%)	0.44
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[2]	0.94
Acquired fund fees and expenses[3]	0.08
Total annual fund operating expenses	2.76
Management fee waiver/expense reimbursements[4]	0.63
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]	2.13

1  "Other expenses" are based on estimated amounts for the current fiscal year.

2  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

3  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

4  The fund and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2022 (i) with respect to Class P2 to waive its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, (ii) with respect to Class P2 to waive its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties, and (iii) to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$216	$797	$1,404	$3,044

*  Except that the expenses reflect the effects of the fund's fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate

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higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 418% of the average value of its portfolio.

Principal strategies

Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including exchange-traded funds ("ETFs"), and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then bor-

row the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, directly manages a separate portion of the fund's assets (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures), and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). The allocation of the fund's assets between subadvisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund char-

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acteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of UBS AM and the subadvisors include:

•  An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

•  A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

•  A "currency strategy" that seeks to produce absolute return from investing in currency markets.

•  A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

•  A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

•  A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

•  A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's performance may be negatively impacted, and the fund may experience increased volatility of its net asset value per share.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign

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currency positions (e.g., options, forward commitments) move against it.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisors may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market,

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leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environ-

ment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another sub-

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advisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table for Class P shares of the fund, which is not offered in this prospectus. There is no performance information quoted for Class P2 shares of the fund as Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although Class P2 shares are invested in the same portfolio of securities as Class P shares, returns for Class P2 shares will differ from Class P shares to the extent that Class P2 shares are subject to different expenses. The bar chart does not reflect any program fee or similar fee charged by advisory programs through which Class P2 shares of the fund may be held or advisory or management fees paid to UBS AM or its affiliates outside of the fund; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The MSCI World Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. A predecessor entity of Allspring Global

Investments, LLC ("Allspring") assumed day-to-day management of a separate portion of the fund's assets at the inception of the fund. Allspring assumed day-to-day management of a separate portion of the fund's assets on November 1, 2021. First Quadrant, LLC ("First Quadrant") assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. UBS AM assumed day-to-day management of a separate portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. Sirios Capital Management, L.P. ("Sirios") assumed day-to-day management of a separate portion of the fund's assets on May 20, 2015. Aviva Investors Americas LLC ("Aviva") assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016. PCJ Investment Counsel Ltd. ("PCJ") assumed day-to day management of a separate portion of the fund's assets on July 8, 2016. Kettle Hill Capital Management, LLC ("Kettle Hill") assumed day-to-day management of a separate portion of the fund's assets on September 6, 2017. DLD Asset Management, LP ("DLD") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Magnetar Asset Management LLC ("Magnetar") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PACE Alternative Strategies Investments
Annual Total Returns of Class P Shares

Total return January 1 - September 30, 2021: 1.45%
Best quarter during calendar years shown—1Q 2012: 6.30%
Worst quarter during calendar years shown—3Q 2011: (6.23)%

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Average annual total returns*
(for the periods ended December 31, 2020)

Class (inception date)	1 year	5 years	10 years
Class P (4/10/06) Return before taxes	9.71%	2.69%	3.18%
Return after taxes on distributions	7.63	2.08	2.59
Return after taxes on distributions and sale of fund shares	5.85	1.83	2.24
FTSE Three-Month US Treasury Bill Index (Index reflects no deduction for fees, expenses or taxes.)	0.58	1.16	0.60
Bloomberg Global Aggregate Index (Index reflects no deduction for fees, expenses or taxes.)	9.20	4.79	2.83
MSCI World Index (net) (Index reflects no deduction for fees and expenses.)	15.90	12.19	9.87
HFRI Fund of Funds Composite Index (Index reflects no deduction for fees, expenses or taxes.)	10.88	4.56	3.32

*  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, advisory fee or other fees, which, if included, would have reduced performance.

Investment manager and advisor(s)

UBS AM serves as the fund's manager and directly manages a separate portion of the fund's assets. Allspring, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Edward Eccles, Executive Director and Portfolio Manager, Christopher Andersen, CFA, Executive Director and Portfolio Manager, David Kelly, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  Allspring—Dennis Bein, Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  First Quadrant—Dori Levanoni, Partner (Investments), and Jeppe Ladekarl, Partner and Co-Chief Investment

Officer, have been portfolio managers of the fund since 2009 and 2016, respectively.

•  Sirios—John F. Brennan, Jr., co-founder and Managing Director of Sirios, has been a portfolio manager of the fund since 2015.

•  Aviva—Peter Fitzgerald, Chief Investment Officer of Multi-Assets and Macro has been a portfolio manager of the fund since 2016. Ian Pizer, Portfolio Manager, has been a portfolio manager of the fund since May 2021.

•  PCJ—Adam Posman, President and Chief Investment Officer, Heiki Altosaar, Vice President and Chief Compliance Officer, and Jenny Yan, Vice President have been portfolio managers of the fund since 2016. Kevin Kingsley, Vice President, has been a portfolio manager of the fund since 2018.

•  Kettle Hill—Andrew Y. Kurita, Managing Member, Portfolio Manager and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

•  DLD—Sundeep Duttaroy, Portfolio Manager, and Mark Friedman, Chief Investment Officer, have been portfolio managers of the fund since 2020.

•  Magnetar—Devin Dallaire, Head of Products, Systematic Investing, has been a portfolio manager of the fund since 2020.

Purchase & sale of fund shares

Class P2 shares of the fund are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or the clients pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee, and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. Class P2 shares of the fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when clients terminate their fee-based or advisory program accounts or, for institutional clients, their investment management agreements. There are no minimum investment requirements for purchases of Class P2 shares.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of mortgage-related fixed income instruments, including mortgage-backed securities (including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, "to be announced" (or "TBA") securities and mortgage dollar rolls).

The fund also may invest in other types of investment grade fixed income instruments, and may invest up to 5% of its net assets in non-investment grade bonds (commonly known as "junk bonds") (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US, such as the Government National Mortgage Association and the Federal Housing Administration. The fund may invest in other mortgage-backed securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also may invest in mortgage-backed securities sponsored or issued by private entities, i.e., generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities.

TBA securities are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities). The fund also may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Mortgage-Backed Securities Index, which as of July 31, 2021 was approximately 3.86 years and may change over time. This means that the duration of the fund could range from approximately 1.93 years to 5.79 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 2 years generally will decrease in value by about 2%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 2%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may take a short position in TBA securities as a means of profiting if the underlying mortgages decline in value. The fund also may hold or purchase TBA securities with one coupon and take a short position in TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post

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More information about the funds—PACE Mortgage-Backed Securities Fixed Income Investments

collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Intermediate Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund may invest in bonds that are investment grade at the time of purchase. The fund may also invest, in the aggregate, up to 15% of its total assets (measured at the time of purchase) in (1) bonds that are below investment grade at the time of purchase (or unrated bonds of equivalent quality) (commonly known as "junk bonds"), (2) non-US dollar denominated securities, and (3) fixed income securities of issuers located in emerging markets.

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg US Aggregate Bond Index, which as of July 31, 2021 was approximately 6.57 years and may change over time. This means that the duration of the fund could range from approximately 3.29 years to 9.86 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 6 years generally will decrease in value by about 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns or in place of direct investments. Futures, swaps and swaptions also may be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). BlackRock Financial Management, Inc.

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("BlackRock Financial") currently serves as the fund's subadvisor. BlackRock Financial has retained BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock") as a sub-sub-advisor to provide certain investment advisory services with respect to non-US jurisdictions pursuant to a sub-sub-advisory contract between BlackRock Financial and BlackRock International. BlackRock Financial oversees the investment advisory activities of BlackRock International. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Bloomberg US Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies

Principal investments

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg US Government/Credit Index, which as of July 31, 2021 was approximately 7.60 years and may change over time. This means that the duration of the fund could range from approximately 3.80 years to 11.40 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 8 years generally will decrease in value by about 8%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 8%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National

Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

The fund may invest in "to be announced" or "TBA" securities, which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund also may engage in TBA and Treasury "roll" transactions. A TBA roll transaction is a strategy whereby the fund decides to sell one TBA security and buy another TBA security due at a later date (Treasury roll transactions differ in that the underlying securities are US Treasury securities).

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options (on securities and swap agreements), futures (on securities or interest rate futures), currency forward agreements, swap agreements (specifically, interest rate, total return and credit default swaps) and structured notes. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Options, interest rate futures and swaps may also be used to adjust the fund's portfolio duration.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

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More information about the funds—PACE Strategic Fixed Income Investments

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to moni-

tor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Neuberger Berman invests primarily in a diversified mix of fixed rate and floating rate debt securities. Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the fund's assets, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, and credit) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections within the type of securities that the fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-US dollar denominated securities.

When assessing the worth of a particular security, Neuberger Berman's research and portfolio management teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to (i) establish an internal outlook, (ii) evaluate the market's outlook as it is reflected in asset prices, and (iii) contrast the two. The teams then use the information generated by this process to decide which securities the fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity using a strategy that employs a consistently applied, risk managed approach to portfolio management that leverages PIMCO's proprietary fundamental research capabili-

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ties, decision making frameworks and quantitative risk management tools. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax ("AMT") so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio duration to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by about 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 4%.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. Municipal bonds that are downgraded to a below investment grade rating (or equivalent quality) after the initial purchase of such bonds may continue to be held in the fund's portfolio.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Insight North Americas LLC ("Insight") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence

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More information about the funds—PACE Municipal Fixed Income Investments meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In deciding which securities to buy for the fund, Insight seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Insight uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Insight also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Insight may make modest duration adjustments based on economic analyses and interest rate forecasts. Insight generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Insight also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Fixed Income Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds"). The fund normally invests in a minimum of four countries, including the United States.

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Bloomberg Global Aggregate Index, which as of July 31, 2021 was approximately 7.46 years and may change over time. This means that the duration of the fund could range from approximately 3.73 years to 11.19 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of 7 years generally will decrease in value by about 7%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by about 7%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures (specifically, interest rate futures), swap agreements (specifically, interest rate swaps) and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure, or otherwise managing the risk profile of the fund. In addition, these derivative instruments may be used to enhance returns; in place of direct investments; or to obtain or adjust exposure to certain markets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its

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More information about the funds—PACE Global Fixed Income Investments research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

J.P. Morgan will generally invest, either directly or through the use of financial derivative instruments where appropriate, in global fixed income securities. Issuers of these securities may be located in any country, including emerging markets. J.P. Morgan may invest a significant portion of the fund's assets in agency mortgage-backed securities, asset-backed securities and covered bonds with a less significant exposure to other structured products. J.P. Morgan may invest the fund's assets, to a limited extent, in below investment grade and unrated debt securities. J.P. Morgan may also use financial derivative instruments for hedging purposes. The financial derivative instruments J.P. Morgan may use include, but are not limited to, futures, options, forward contracts on financial instruments and options on such contracts, credit linked instruments and swap contracts and other fixed income, currency and credit derivatives. J.P. Morgan may also invest the fund's assets in other non-US funds, and in assets denominated in any currency. A substantial part of the assets of the fund will be hedged into US dollars. Short-term money market instruments and deposits with credit institutions may be held on an ancillary basis.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies

Principal investments

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly known as "junk bonds"). Such investments may be represented by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may also invest in other instruments, including ETFs, that derive their value from such high yield fixed income securities.

The fund may invest up to 10% of its total assets in US and/or non-US senior secured bank loans (each of which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US, Europe and emerging market countries.

Under normal circumstances, the fund's average duration will be within +/- 50% of that of the ICE BofA Global High Yield Index (Hedged in USD), which as of

July 31, 2021 was approximately 3.83 years and may change over time. This means that the duration of the fund could range from approximately 1.92 years to 5.75 years in this example. Duration is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by about 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by about 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent. The fund has no average targeted portfolio maturity.

The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include futures and currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; and to obtain or adjust exposure to certain markets. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Nomura Corporate Research and Asset Management Inc. ("NCRAM") currently serves as the fund's subadvisor. Nomura has retained Nomura Asset Management Singapore Limited ("NAM Singapore" and, together with NCRAM, "Nomura") as a sub-manager to provide certain investment advisory services with respect to Asian investments pursuant to a sub-management contract between NCRAM and NAM Singapore. NCRAM

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oversees the investment advisory activities of NAM Singapore.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

Nomura believes that a total return strategy driven by credit research with a top-down view is the best way to generate alpha in high yield. Nomura focuses on companies that can carry their debt loads through the economic cycle (i.e., "Strong Horse" credits), generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, the income generated by the bonds of these companies may be supplemented by capital appreciation. Nomura believes these companies are less likely to default on payments of principal or interest to bondholders. The approach is a collaborative effort, with ideas generated by the entire investment team. Nomura analysts are organized on a sector basis and trained to focus on the return being offered for the risk being taken. In seeking total return through Strong Horse companies, Nomura focuses on avoidance of credit loss and a deep understanding of relative value and the catalysts that drive bond price appreciation.

Nomura's portfolio construction philosophy follows a fundamental, bottom-up approach with a top-down overlay that is driven by three broad factors:

•  Creative idea generation by leveraging an open seating environment.

•  Thorough research from experienced analysts that includes a comprehensive evaluation of each issuer's business risk, financial risk, and the structure associated with each issue.

•  Disciplined portfolio construction targeting the best risk and reward opportunities, also taking into account liquidity at both the issuer and portfolio level.

In determining position size, the most important factor is Nomura's in-depth credit analysis, as it seeks to identify and invest in companies that embody the pillars of a Strong Horse credit. Nomura aims to right-size its positions based on the perceived risks and possible future catalysts for performance, seeking to create portfolios that are diversified by issuer, credit quality and industry. Portfolio managers will also actively manage the credit ratings, industry, duration, and regional exposures of the fund. Nomura also closely monitors credit risks, as credits and prices constantly change, and seeks to re-adjust its security allocations accordingly.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies

Principal investments

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase. As of July 31, 2021, the Russell 1000® Value Index included companies with a market capitalization range of approximately $780.7 million and $1,805.6 billion. The market capitalization range and the composition of the Russell 1000® Value Index are subject to change. The fund seeks income primarily from dividend paying stocks.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may also invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Value Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. The fund's manager, UBS Asset Management (Americas) Inc. ("UBS AM") and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supple-

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mented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its "deep value" philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

In managing its portion of the fund's assets, Wellington invests in quality large cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations. Wellington focuses on solid companies with temporary issues, rather than distressed opportunities, which inherently entails more risk. Wellington's strategy utilizes a contrarian approach focused on longer-term fundamentals to create a portfolio with an above-market projected growth rate and higher dividend yield and which trades at a discount to the market. The investment team conducts detailed fundamental research on each stock that is identified as a solid, but temporarily out-of-favor, company with sustainable or growing dividends. In addition to focusing on valuation, the investment team seeks to find companies they believe have the potential to continue paying their dividends in weak economic environments. Key research is generated by members of the investment team and is aggregated and compared via Wellington's fact sheet methodology. The methodology is a means by which each investment opportunity and existing portfolio position is ranked based on total appreciation potential. It incorporates Wellington's fundamental analysis and detailed financial modeling of earnings growth potential, and relative price-to-earnings estimation for each company. The potential investment universe is narrowed through a fundamentally-based focus on "areas of opportunity" (misunderstood negative events, temporarily depressed returns, management changes, industry consolidation) that the investment team believes creates the potential for excessive valuation discounts relative to normalized expectations. Based on fact sheet comparisons, Wellington seeks to identify new positions that may improve the portfolio's aggregate total return potential and candidates for possible sales.

In managing its portion of the fund's assets, Artisan Partners' investment team employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range. The team seeks to invest in what it considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams. The team's investment process focuses on four key characteristics:

•  Undervaluation—Determining the intrinsic value of a business is the heart of the team's research process. The team believes that intrinsic value represents the

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amount that a buyer would pay to own a company's future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

•  Business Quality—The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

•  Financial Strength—The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•  Shareholder-Oriented Management—The team's research process attempts to identify management teams with a history of building value for shareholders.

Companies that qualify through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team's estimate of the company's intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts, subject to adjustments for investment-related concerns, including diversification, risk management and liquidity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Large Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase. As of July 31, 2021, the Russell 1000® Growth Index included companies with a market capitalization range of approximately $780.7 million and $2,414.9 billion. The market capitalization range and the composition of the Russell 1000® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations (i.e., capitalizations below the lower end of the market capitalization range of the companies in the Russell 1000® Growth Index at the time of purchase). The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country). Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the sub-

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advisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, JSP invests primarily in common stocks of large capitalization growth-oriented companies that JSP believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, JSP seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. JSP also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

JSP researches individual companies and analyzes economic and market conditions, seeking to identify the securities that JSP thinks are the best investments for the fund. Specifically, JSP looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, JSP looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although JSP tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies as private entities to determine the intrinsic worth of the business. Mar Vista uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista's estimate of intrinsic value, the company's fundamentals fall short of Mar Vista's investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

In managing its portion of the fund, J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of US companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile. J.P. Morgan employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which it believes will achieve above-average growth in the future, and looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. J.P. Morgan's analysis focuses on companies where the market has started to recognize the existence of positive fundamentals or where structural reasons exist for com-

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panies to continue to exceed market expectations over the intermediate to long-term.

J.P. Morgan may sell a security for several reasons. J.P. Morgan may sell a security: due to a change in the company's fundamentals or a change in the original reason for purchase of an investment; if it no longer considers the security to be reasonably valued; or if it identifies a stock that it believes offers a better investment opportunity.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Small/Medium Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase. As of July 31, 2021, the Russell 2500® Value Index included companies with a market capitalization range of approximately $36.2 million and $28.9 billion. The market capitalization range and the composition of the Russell 2500® Value Index are subject to change. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as financials. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Value Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to moni-

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More information about the funds—PACE Small/Medium Co Value Equity Investments tor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In advising its segment of the fund, Sapience directly researches smaller capitalization companies with sustainable business models from an objective perspective. Sapience attempts to identify companies selling below intrinsic value with clear value drivers to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

Sapience utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies. Sapience concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. Sapience typically requires the existence of one or more factors, or value drivers, that it considers an impetus for change at the companies in which it invests. In other words, the team strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and a disciplined investment process to identify high-quality companies that are characterized by differentiated resilient business models, solid balance sheets and free cash flow generation, and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's research philosophy is founded on the principle that first-hand fundamental research is essential in order to make sound, long-term investment decisions. Kayne Anderson Rudnick utilizes a research process that carefully looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses. Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages. The sustainability of the business model is continuously evaluated in light of changing business conditions. In addition, Kayne Anderson Rudnick evaluates management's strategies, financial goals, track record, and shareholder value orientation. Financial analysis involves a historical examination of the income statement, cash flow statement, balance sheet, and associated ratios on both an absolute and peer relative basis. Valuation analysis determines the current and potential value of each company in the investable universe using a variety of proprietary models to establish the value of a business under various scenarios.

Kayne Anderson Rudnick's portfolio managers, in consultation with analysts, establish price ranges for each security held by the fund. These prices are developed in consideration of expected return and comparative valuation, and are actively monitored. Sector weights are also evaluated.

Huber Capital's "deep value" strategy seeks long-term total investment return through capital appreciation, generally investing its assets in 40-80 common stocks of US companies with a market capitalization range generally consistent with, but in some cases higher than, that of the Russell 2500® Value Index, the fund's benchmark, and whose stocks are considered by Huber Capital to be undervalued.

Huber Capital may also make investments in securities of non-US issuers, including issuers in emerging markets. Huber Capital will invest primarily in domestic US securities but may invest up to 20% of its net assets in American Depositary Receipts, dollar-denominated securities of non-US issuers, or directly in securities of non-US issuers. Excluded from the securities of non-US issuers calculation are those securities which are members of a major US index or whose primary listing is on a major US exchange or quote system.

Huber Capital may invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for opportunistic purposes or for temporary defensive purposes in response to adverse market, economic or political conditions.

Huber Capital employs a value investing style, investing in stocks which, in Huber Capital's opinion, trade at a significant discount to the present value of future cash flows. Huber Capital attempts to identify out-of-favor stocks that represent solid fundamental value. Huber Capital identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental

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research. The process includes an initial review, in-depth analysis and employment of Huber Capital's proprietary valuation methodology.

Huber Capital's decision to sell portfolio securities is based on valuation, risk and portfolio guidelines. As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Proceeds from sales are reinvested in companies that are more attractively valued based on purchase disciplines.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Small/Medium Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization within the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase. As of July 31, 2021, the Russell 2500® Growth Index included companies with a market capitalization range of approximately $60.3 million and $25.5 billion. The market capitalization range and the composition of the Russell 2500® Growth Index are subject to change. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations (i.e., capitalizations above the upper end of the market capitalization range of the companies in the Russell 2500® Growth Index at the time of purchase) and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US. Non-US securities that trade within the US may include American Depositary Receipts and stocks of non-US issuers listed on US exchanges.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"),

the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within

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the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

In managing its segment of the fund's assets, Calamos seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Calamos uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Calamos forms an investment decision based on this research and an assessment of the market's perception of these companies. Calamos may invest in any sector, may emphasize one or more particular sectors and may sell a company's stock when it believes a company's prospects for growth have diminished. Calamos may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio.

Jacobs Levy invests in small- and mid-cap growth stocks for the fund using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. Jacobs Levy's security evaluation process focuses on the modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, security prices and other information. This approach is intended to promote investment exposure across securities, industries, and sectors, while managing risk exposures relative to an underlying benchmark. The range of models used by Jacobs Levy is intended to provide the fund with exposure to numerous potential opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE International Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may be represented by investments in securities of other investment companies that invest primarily in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include currency forward agreements. These derivatives may be used for risk management purposes, such as hedging the fund's currency exposure. In addition, these derivative instruments may be used to obtain or adjust exposure to certain markets.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. The fund may also invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing the fund's return and loss potential. When the fund bor-

rows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling may be reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information would not reflect the offsetting benefit of interest income, if any, and would be based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a sub-

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advisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian utilizes a strategy that uses fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis. Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30"). Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its segment of the fund's portfolio.

In managing its segment of the fund's assets, Baird endeavors to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered out-

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side of the United States. The portfolio consists of a carefully diversified set of best idea equities that Baird believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Baird has a long-term time horizon.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE International Emerging Markets Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies

Principal investments

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries, and may be represented by investments in securities of other investment companies that invest primarily in equity securities that are tied economically to emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies, including ETFs, that invest in emerging markets. The fund invests in securities of companies with varying market capitalizations.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the subadvisor(s). Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This

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approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its portion of the fund's assets, William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth. William Blair normally invests on a relatively concentrated basis.

To a lesser extent, William Blair also takes into account country selection and industry sector allocation. Normally, William Blair's investments will be allocated among at least six different countries, and no more than 50% of its segment of the fund may be invested in securities of issuers in any one country at any given time. In making country allocation decisions, William Blair considers such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair may obtain exposure to emerging markets equity securities through limited investments in investment company securities, such as exchange-traded funds ("ETFs").

In managing its segment of the fund's assets, RWC combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with attractive risk/return profiles based, in part, on RWC's experience investing in a wide range of markets at various stages of development. RWC's strategy focuses on companies that demonstrate robust growth characteristics and are undervalued by investors. RWC first performs qualitative and quantitative macroeconomic research regarding environment and potential tailwinds and headwinds for regions and countries, which then drives its bottom-up research on specific companies. Macroeconomic factors that RWC considers in its investment process include strength of the business cycle, inflation management, foreign exchange reserves, current account balance, fiscal policy, gross domestic product growth, and monetary policy. These factors are subsequently analyzed along with institutional and political factors. RWC may adjust its strategy to help manage the segment's liquidity and position sizing, and may sell a security that reaches its price target or that is negatively impacted by changes in macroeconomic conditions or geographic-, sector- or issuer-specific factors.

In managing its segment of the fund's assets, ARGA invests in what it believes to be under-valued businesses based on long-term earnings power and dividend-paying capability. ARGA's investment approach is based on fundamental research and present value. ARGA believes investor sentiment and management behavior create recurring investment opportunities. ARGA's strategy is based on a view that, at times, companies face temporary challenges from macroeconomic, regulatory, industry or company-specific factors that impact fundamentals, and that although such factors are frequently transitory in nature, they can have a disproportionate adverse impact on a company's valuation. As these factors dissipate over a longer horizon and companies overcome these temporary setbacks, valuations recover. ARGA uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on expected long-term earnings and dividends. ARGA limits downside risk through company stress tests, diversification across industries, geographies and currencies and adherence to portfolio construction guidelines that

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balance return and risk. ARGA considers economic conditions, company quality and environmental, social and governance matters that may magnify risk. As ARGA does not consider market indices, there may be periods when the strategy's performance fluctuates widely from market indices.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Real Estate Securities Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies

Principal investments

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares, initial public offerings ("IPOs") and units of beneficial interest in real estate companies (inclusive of REITs). The fund invests in such securities of companies with varying market capitalizations.

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

Management process

The fund employs a "manager of managers" structure. UBS AM, the fund's manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). MFS currently serves as the fund's subadvisor. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

In managing the fund's assets, MFS invests the fund's assets primarily in equity securities with a focus on investments in equity REITs as well as similar entities formed under the laws of non-US countries. MFS may

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also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments. While issuers of real estate-related investments tend to have small-to-medium market capitalizations, MFS may invest the fund's assets in real estate-related investments of any size. MFS typically allocates the fund's investments across different REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities, but may, from time to time, focus the fund's investments in any one or a few of these areas. MFS normally invests the fund's assets across different countries and regions, but may invest a significant percentage of the fund's assets in issuers in a single country or region. MFS may invest a significant percentage of the fund's assets in a single issuer or a small number of issuers.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered in selecting investments for the fund may include an issuer's management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an investment. ESG factors considered may include, but are not limited to, an issuer's governance structure and practices, social issues such as diversity and labor practices, and environmental issues such as climate change impact.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Alternative Strategies Investments

Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies

Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including ETFs, and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures, and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). Allspring Global Investments, LLC ("Allspring"), First Quadrant, LLC ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd.

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("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") currently serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. The allocation of the fund's assets between subadvisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each subadvisor's share of the fund's assets may change over time.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

UBS AM, Allspring, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar employ the following portfolio management strategies:

•  Opportunistic Strategy (UBS AM);

•  Long/Short Global Equity Strategy (Allspring);

•  Currency Strategy (First Quadrant);

•  Liquid Alternative Long/Short Equity Strategy (Sirios);

•  Global Unconstrained Multi-Strategy Approach (Aviva);

•  Absolute Return Equity Market Neutral Strategy (PCJ);

•  Long/Short US Small Cap Equity Strategy (Kettle Hill);

•  Relative Value Strategy (DLD); and

•  Merger Arbitrage Strategy (Magnetar).

Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS AM also may utilize additional or changes to investment strategies with the current subadvisors subject to the oversight of the fund's board of trustees.

Opportunistic Strategy—UBS AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM

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generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Long/short global equity strategy—Allspring employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets by direct equity investment (and may also be implemented through the use of derivatives). The fund buys securities "long" that Allspring believes will out-perform the market, and sells securities "short" that Allspring believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on Allspring's assessment of market conditions and other factors. Allspring may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Currency Strategy—First Quadrant employs a "currency strategy." First Quadrant seeks positive absolute returns from its active currency strategy to deliver returns (or alpha) that are not correlated to the movements of other securities markets. The strategy seeks to exploit factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures. This investment process involves the use of the First Quadrant's proprietary investment models which are the systematic expression of its research and fundamental ideas. The investment models may not be able to protect against or capture certain extraordinary sudden market events such as US or foreign governments' actions or interventions, and as a result may not be as effective during these periods. First Quadrant's portfolio management team maintains the ultimate discretion over the investment models and investment decisions.

The strategy may be exposed to currencies of developed and emerging-market countries that, in First Quadrant's opinion, have liquid currency markets. Under normal market conditions, the strategy will be primarily exposed to currency through currency forwards, cross currency forwards, spot currency transactions and currency options. The strategy's investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another non-base currency versus the US dollar. The fund may hold cash or invest its cash balances at times and in any permissible investments deemed appropriate by First Quadrant in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers. The strategy seeks to achieve positive absolute returns, or a positive return regardless of market conditions, through the income produced by investing cash and any net gains resulting from fluctuations in the values of currencies. Net losses on currency transactions will reduce positive absolute returns.

The strategy may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) its security price appears to be overvalued; or (3) a more attractive investment opportunity is identified.

Liquid alternative long/short equity strategy—Sirios employs a liquid alternative long/short equity strategy. Sirios generally utilizes long positions that it believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.

Sirios expects to maintain significant short positions. Although Sirios intends to maintain an overall long position in its portfolio investments, in certain circumstances, Sirios's short positions may approach or reach the size of its allocated portion's overall long position.

Investments in equity securities may include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts, pooled investment vehicles, including other investment companies and ETFs, and master limited partnerships. Sirios may also invest in fixed income securities and other debt instruments, including bank

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debt, US Treasury securities and money market instruments. Its investments may include securities of US and foreign issuers, including securities of issuers in emerging market countries, and securities denominated in a currency other than the US dollar. Sirios invests in securities of issuers of any market capitalization.

Sirios may also use derivative instruments, such as options, forwards, swaps (including total return swaps) and other derivative instruments or combinations of derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of its allocated portion of the fund's assets.

Global Unconstrained Multi-Strategy Strategy—Aviva seeks to deliver returns by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, Aviva decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Strategies may involve buying a share on the market or buying a derivative with the option to buy the share at a future date. Aviva believes multi-strategy investing provides it with many ways to reflect ideas more precisely than is possible in traditional funds.

Aviva may make significant investments in derivatives, such as futures, options, swaps, swaptions and forwards, by taking long and synthetic short positions in markets, securities and baskets of securities. Derivatives usage may include, but is not limited to, derivatives on interest rates, inflation rates, bonds, credit, equity, financial indices, volatility, dividend payments and currencies. Derivatives may be utilized for hedging, efficient portfolio management and other investment purposes, and may be exchange-traded or traded over-the-counter.

The portfolio managers pick diverse strategies that can take views on asset classes, sectors, currencies, interest rates, inflation and volatility. The portfolio managers pick a range of strategies expected to work well together whether markets are rising or falling so that Aviva's portion of the fund can deliver growth while managing volatility.

The following three beliefs underpin Aviva's investment process and portfolio construction:

•  Markets are not efficient—markets are quick to embed information but not always the correct information, potentially leading to large swings in sentiment.

•  Markets are more focused on the short term than the medium-to-long term. Aviva's three-year investment outlook is significantly longer term in nature than many market participants, allowing Aviva to benefit from the resulting market inefficiencies. This provides an opportunity to find investment ideas and capture attractive risk-adjusted returns more consistently over a three-year investment period.

•  Diversification is of the same importance as idea generation. Moreover, Aviva believes that a portfolio construction process that recognizes the importance of risk is essential for building a well-diversified portfolio.

Aviva's portfolio managers allocate assets between investment strategies depending on how much each strategy contributes to fund risk. The fund does not seek to beat a benchmark index or peer group. Consequently, the portfolio managers can invest as much or as little as they want across asset classes and geographies. The portfolio managers and dedicated risk managers monitor how well Aviva's strategies work together in diversifying risk across the fund, resizing positions or rebalancing the portfolio as appropriate.

Aviva's dedicated risk managers are solely focused on AIMS funds and are integral to portfolio construction. They use long-term and short-term ex-ante risk models, together with hypothetical and historical scenario stress tests to provide the framework for their analysis. Critically, these models and tests alone are not sufficient validation for risk; a negative result means that the portfolio management team will not implement a position. However, even positive results from the models and tests are analysed by the on-desk risk team and portfolio managers, who use their experience to interpret the results in the context of the prevailing market.

Liquidity of underlying instruments is a key consideration in the portfolio construction process. Positions held by the fund should be scalable and easily exited, should the need arise. Aviva aims to minimize the frequency of

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dealing via entering/exiting positions, but may adjust position sizing as required.

The ideas proposed by investment experts across Aviva's business are broadly grouped into "market strategies", "opportunistic strategies" or "risk-reducing strategies". There are no fixed levels of exposure to these categories of strategies as the most attractive ideas will drive the category allocations at any one time.

Market strategies focus on harvesting the risk premia from traditional asset markets which Aviva believes offer attractive long-term returns. Opportunistic strategies aim to profit from market mispricing that may exist due to market segmentation, central bank intervention or regulatory changes. Aviva believes opportunities can be created by market panics or beliefs driven by external events. For instance, a particular market or sector may become undervalued compared to others due to overreaction to a short-term event. Aviva aims to generate positive returns over the medium-term (in this case, three years), depending on a broadly positive market environment and irrespective of the business cycle.

In times of market stress, risk-reducing strategies can significantly add to the fund's returns, while retaining a neutral to positive return over a three-year horizon. Risk-reducing strategies would be expected to perform particularly strongly in a weaker broad market environment. Such strategies would act similar to a hedging strategy that does not incur additional costs to implement.

Absolute Return Equity Market Neutral Strategy—PCJ's investment objective is to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios. The strategy is a non-traditional investment product that seeks to generate absolute returns through security selection (primarily in Canadian and US stocks) while targeting low volatility and correlation to market movements. PCJ strives to achieve this objective primarily by investing in attractively valued securities with superior fundamentals such as valuations, growth profiles and profitability, while hedging by taking short positions in securities that present an inferior return profile as a way to minimize market risk. Securities in which the strategy may invest include cash, money market instruments, debt instruments, currencies and derivatives including, but not limited to, exchange traded futures contracts on equities, bonds and commodities.

Long/Short US Small Cap Equity Strategy—Kettle Hill employs a strategy that is characterized by a value orientation with an emphasis on identifying potential intermediate-term catalysts that will drive share price performance. The combination aims to create a differentiated strategy with roots in a value discipline with some elements of growth investing. The strategy is further enhanced by active portfolio management and trading.

The strategy seeks to identify companies undergoing material dynamic change not yet recognized by the market. Kettle Hill seeks to anticipate significant changes in earnings at companies by looking for long investments that are characterized by companies undergoing earnings growth with low valuations and potentially low downside risk. Potential short investments include companies in secular decline, with what Kettle Hill views as poor management teams, deteriorating fundamentals, and/or less diversified business models that face specific negative catalysts in the near- or mid-term.

The nature of an identified catalyst may be positive or negative and the corresponding opportunities long or short. The types of catalysts that drive meaningful changes in earnings include new products, new management, restructuring programs, recapitalizations, acquisitions, divestitures, spin-offs, initial public offerings, liquidity events, financings, large changes in the supply/demand balance and/or changes in the competitive structure of the applicable industry. Such events and conditions may lead to significant price movements which Kettle Hill seeks to capture. Given the specific nature of these changes or events, Kettle Hill believes that these price changes will sometimes be uncorrelated to small cap indices.

The strategy is meant to strike a balance between the return potential of the individual securities and the risks embedded in the marketplace, especially those associated with the small cap sector. Net exposure may vary substantially as a result of Kettle Hill's bottom up investment process and overall view of the market.

Relative Value Strategy—DLD seeks to combine fundamental research and statistical screens to build a portfolio of primarily shorter duration convertible securities,

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isolating affordable relative value in the convertible bond, high yield and listed options markets. DLD will target holdings of 20-40 positions within its sleeve of the fund at any given time. DLD's strategy seeks to identify opportunities in four main areas:

•  Put/carry trades that focus on deep in-the-money convertible securities with positive to neutral cash flow, and which create natural hedges for the portfolio.

•  Catalyst/event trading where DLD looks to isolate opportunities through research and probability analysis.

•  Balanced trading that focuses on convertible securities with undervalued option and credit elements.

•  Volatility trading that focuses on short duration convertible securities that are actively trading underlying equity while remaining market neutral.

Merger Arbitrage Strategy—Magnetar uses a merger arbitrage strategy to seek to achieve absolute returns. Magnetar utilizes a rule-based approach to investing and will typically invest in equity securities (including in derivatives linked to the value of the equity securities) of companies that are targets of potential merger transactions by purchasing target company securities at a discount to the expected value of such securities upon completion of the transaction. Typically, in an announced cash-for-stock or stock-for-stock transaction, Magnetar will buy equity securities of the target company, and in the case of a stock-for- stock transaction, Magnetar will also sell short the equity securities of the acquiring company. In either case, Magnetar aims to realize the price differential if and when the transaction closes. Magnetar intends to invest in a portfolio of target company equity securities meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium, and considers various factors in making investment decisions, including ramp-up periods, subscriptions and redemptions, position entry and exit conditions, market appreciation or depreciation, and desired maximum position sizes. Magnetar expects to use leverage and a variety of hedging techniques including short selling.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives, principal risks and investment strategies

Additional information about investment objectives

The investment objective of each fund is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments

Ranking	PACE Mortgage- Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
1	Mortgage- related securities risk	Interest rate risk	Credit risk	Municipal securities risk	Interest rate risk	High yield securities ("junk bonds") risk
2	Interest rate risk	Credit risk	Interest rate risk	Interest rate risk	Credit risk	Credit risk
3	Credit risk	Mortgage- related securities risk	Mortgage- related securities risk	Credit risk	Foreign investing risk	Interest rate risk
4	US government securities risk	US government securities risk	High yield securities ("junk bonds") risk	Related securities concentration risk	Foreign custody risk	Loan Investments risk
5	Prepayment risk	Prepayment risk	US government securities risk	US government securities risk	Mortgage- related securities risk	Valuation risk
6	Arbitrage trading risk	Foreign investing risk	Prepayment risk	Prepayment risk	US government securities risk	Foreign investing risk
7	Short sales risk	High yield securities ("junk bonds") risk	Foreign investing risk	Liquidity risk	High yield securities ("junk bonds") risk	Market risk
8	Portfolio turnover risk	Portfolio turnover risk	Foreign currency risk	Market risk	Prepayment risk	Liquidity risk
9	Market risk	Market risk	Municipal securities risk	Management risk	Portfolio turnover risk	Leverage risk associated with financial instruments
10	Liquidity risk	Liquidity risk	Structured security risk		Market risk	Derivatives risk
11	Leverage risk associated with financial instruments and practices	Leverage risk associated with financial instruments	Repurchase agreements risk		Liquidity risk	Investment company risk

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Ranking	PACE Mortgage- Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
12	Management risk	Derivatives risk	Portfolio turnover risk		Leverage risk associated with financial instruments	Management risk
13		Swap agreement risk	Market risk		Derivatives risk
14		Management risk	Liquidity risk		Swap agreement risk
15			Leverage risk associated with financial instruments		Management risk
16			Derivatives risk
17			Swap agreement risk
18			Management risk
19			Multi-manager risk

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments

Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
1	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk	Equity risk
2	Sector risk	Sector risk	Limited capitalization risk	Limited capitalization risk	Foreign investing risk	Foreign investing risk	Real estate industry risk	Sector risk
3	Foreign investing risk	Foreign investing risk	Sector risk	Sector risk	Emerging market risk	Emerging market risk	Real estate investment trust risk	Credit risk
4	Market risk	Market risk	Foreign investing risk	Market risk	Foreign currency risk	Foreign currency risk	Sector risk	Interest rate risk
5	Leverage risk associated with financial instruments	Liquidity risk	Market risk	Foreign investing risk	Foreign custody risk	Foreign custody risk	Foreign investing risk	Foreign investing risk
6	Initial public offerings risk	Initial public offerings risk	Management risk	Model and data risk	Short sales risk	Geographic concentration risk	Foreign currency risk	Foreign currency risk
7	Limited capitalization risk	Limited capitalization risk	Multi- manager risk	Management risk	Market risk	Limited capitalization risk	Foreign custody risk	Limited capitalization risk

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Ranking	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
8	Model and data risk	Interest rate risk		Multi- manager risk	Leverage risk associated with financial instruments and practices	High yield securities ("junk bonds") risk	Limited capitalization risk	High yield securities ("junk bonds") risk
9	Management risk	Credit risk			Credit risk	Market risk	Leverage risk associated with financial instruments	US government securities risk
10	Multi- manager risk	Management risk			Derivatives risk	Investment company risk	Market risk	Short sales risk
11		Multi-manager risk			Investment company risk	Model and data risk	Liquidity risk	Valuation risk
12					Model and data risk	Credit risk	Initial public offerings risk	Structured security risk
13					Management risk	Interest rate risk	Interest rate risk	Aggressive investment risk
14					Multi- manager risk	Management risk	Multi- manager risk	Arbitrage trading risk
15						Multi- manager risk	Management risk	Derivatives risk
16								Swap agreement risk
17								Portfolio turnover risk
18								Liquidity risk
19								Market risk
20								Leverage risk associated with financial instruments and practices
21								Investment company risk
22								Model and data risk
23								Multi- manager risk
24								Management risk

Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

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Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment's value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Bonds that are not investment grade, which are commonly known as "junk bonds," involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. Certain derivative transactions may also have a leveraging effect on a fund. For example, a small investment in a derivative instrument may have a significant impact on a fund's exposure to interest rates, currency exchange rates or other investments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses involving some options, futures, and other derivatives may be substantial, and in some cases losses may exceed the amount the fund's initial investment. In addition, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the funds' asset segregation and cover practices discussed herein. The final rule requires certain funds to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of the fund. The final rule may increase the cost of a fund's investments and cost of doing business, which could adversely affect investors. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Emerging market risk. The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other infor-

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mation about such issuers, comparable to US issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which a fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. Preferred stocks in which a fund may invest are also sensitive to interest rate changes. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks and costs than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. While it is not possible to determine the precise impact such events may have on the fund, the impact on European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in Europe and globally, which may adversely affect the value of a fund's investments. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities

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are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPO"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Duration is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates will generally have a larger effect on the fund's market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund's investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund's securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. During periods when interest rates are low or there are negative interest rates, a fund's performance may be negatively impacted, and a fund may experience increased volatility of its net asset value per share.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk-financial instruments and practices. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses

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leverage by investing in certain financial instruments, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration. PACE Large Co Value Equity Investments and PACE International Equity Investments may achieve leverage in their portfolios by engaging in short sales and using the initial proceeds received to make additional investments. PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments and PACE Global Real Estate Securities Investments may achieve leverage in their portfolios by investing in derivatives.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and a fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by a fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Loan investments risk. In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods that may be longer than seven days. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and a fund's ability to dispose of them.

Management risk. UBS AM's and/or a subadvisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, UBS AM and/or a subadvisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but UBS AM's and/or the subadvisor's expectations may not be realized, resulting in underperformance of and/or losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor, while designed to enhance returns, may not produce the desired results. UBS AM and/or a subadvisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or UBS AM and/or a subadvisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

Market risk. The risk that the market value of a fund's investments will fluctuate as the stock and fixed-income

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markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Model and data risk. Subadvisors for PACE Large Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Emerging Markets Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' histori-

cal trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Mortgage-related securities risk. Mortgage related securities, including mortgage-backed securities, are subject to risks that are different from and/or more acute than risks associated with other types of debt instruments. Such risks may include prepayment risk, as discussed below. Conversely, in periods of rising interest rates, a fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and become illiquid. Collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, including those structured as interest-only ("IOs") and principal-only ("POs"), can be even more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. This can reduce the returns of a fund because the fund may have to reinvest that money at the lower prevailing interest rates. The risk of default for "sub-prime" mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Multi-manager risk. The investment styles and strategies of a fund's subadvisors may not complement each other as expected by the fund's manager. A fund's exposure to a particular stock, industry or technique could be greater or smaller than if the fund had a single advisor. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independ-

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ently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends.

Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Portfolio turnover risk. A fund may engage in frequent trading from time to time, and consequently, the fund's investment strategies can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as

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other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT managesthe properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice. To the extent the fund's investment strategy leads to sizable allocations to the municipal securities of a particular state or territory, the fund may be more sensitive to any single economic, business, political, tax, regulatory, or other event that occurs in that state or territory, including changes in the credit ratings assigned to municipal issuers of such state or territory. As a result, there may be more fluctuation in the price of the fund's shares.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM or the applicable subadvisor to present minimal credit risks.

Sector risk. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the com-

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mencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when a fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Structured security risk. A fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are entered into primarily by institutional investors for periods ranging from one day to more than a year. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including

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those held by the funds, which could have a material negative impact on the funds.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for investments in a fund's portfolio, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisor(s) may play a greater role in the valuation of the fund's investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Additional (non-principal) risks

China risk (PACE International Emerging Markets Equity Investments and PACE Global Fixed Income Investments). There are special risks associated with investments in China (including Chinese companies listed on US and Hong Kong exchanges), including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China is deemed by UBS AM to be a developing country, which means an investment in China has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. The inability of the US Public Company Accounting Oversight Board ("PCAOB") to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of US reporting companies may also impose significant additional risks associated with investments in China. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity.

A fund may also invest in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity ("VIE"). In a VIE structure, instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company. These contractual arrangements are expected to provide the listed company (and investors in such company, such as the fund) with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based VIE. To UBS AM's knowledge, the Chinese government has never approved VIE structures. Investments through a VIE structure are subject to the risk that the VIE will breach its contracts with the listed company that holds such contractual rights; that any breach of such contracts will likely be subject to Chinese law and jurisdiction; and that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE's arrangements, or contracts between the VIE and the listed company may otherwise not be enforceable under Chinese law. As a result, the market value of the fund's associated holdings would likely be significantly negatively impacted, which may result in significant losses with little or no recourse available. Further, investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of the investments of the listed company.

Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

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Reduction in spending on Chinese products and services, a slowdown in the housing construction and development markets, institution of tariffs or other trade barriers, trade or political disputes with China's major trading partners, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. Trade disputes may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance.

Additionally, emerging market countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Chinese taxes that may apply to the fund's investments include income tax or withholding tax on dividends, interest or gains earned by the fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund.

China A-shares and Stock Connect investing (PACE International Emerging Markets Equity Investments). The fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). China A-shares are traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program"), a mutual market access program designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. The Stock Connect Program is subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in China A-shares are subject to various restrictions, regulations and limits. The China A-share market is volatile and can have a higher risk of suspension of trading in a particular security or multiple securities or government intervention. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the fund. The Stock Connect Program continues to evolve and future developments may restrict or otherwise affect the fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to the Stock Connect Program may affect China A-share prices and tax treatment. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Chinese Bonds Traded Through Bond Connect (PACE Global Fixed Income Investments). The fund may invest in bonds issued by the Chinese government and certain other PRC-based entities traded on the China interbank bond market through the Bond Connect program (the "Bond Connect Program"). The Bond Connect Program is a mutual market access arrangement between Hong Kong and the PRC that, among other things, enables investors from outside the PRC to trade certain debt securities in the PRC's bond markets.

Investments made through the Bond Connect Program are subject to order, clearance and settlement procedures that are relatively untested and the Bond Connect Program is only available on days when markets in both the PRC and Hong Kong are open. Securities purchased through the Bond Connect Program will be held via a book entry omnibus account with the local clearinghouse and the fund's ownership interest in such securities will only be reflected on the books of its Hong Kong sub-custodians, exposing the fund to the risk of settlement delays, the risk of counterparty default of the Hong Kong sub-custodian and the risk that the fund may have a limited ability to enforce rights as a bondholder. Transactions through the Bond Connect Program are settled in Chinese Renminbi ("RMB") and investors must have timely access to a reliable supply of RMB in Hong Kong to effect such transactions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through the Bond Connect Program. Investments in securities made through the Bond Connect Program are generally subject to PRC law, securities regulations, listing rules, policies and other restrictions. Changes in such laws, regulations, rules or policies in relation to the Bond Connect Program or the PRC bond markets generally may restrict or otherwise affect the fund's investments or returns. The Bond Connect program is relatively new and may be subject to further interpretation and guidance and future developments may restrict

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or otherwise affect the fund's investments or returns. The necessary trading, settlement and information technology systems for the Bond Connect Program are also relatively new and are continuing to evolve. These risks may be heightened by the underdeveloped state of the PRC's investment and banking systems in general.

LIBOR replacement risk. Certain variable- and floating-rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate ("LIBOR"). It is currently anticipated that most LIBOR rates will be discontinued by the end of 2021 and will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund's investments resulting from a substitute reference rate may also adversely affect the fund's performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. PACE Large Co Value Equity Investments and PACE International Equity Investments may also use the cash collateral they receive from their securities lending activity to finance their short selling activity, subjecting these funds to the risk that the counterparty holding this cash collateral may fail to return it promptly

(e.g., in the event of a bankruptcy). Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Additional information about investment strategies

Cash reserves; defensive positions. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes during adverse market conditions or when the investment advisor believes that suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new subadvisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  During adverse market conditions or when the investment advisor believes that there is an insufficient supply of municipal securities in which PACE Municipal Fixed Income Investments primarily invests, PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE Global Fixed Income Investments may invest in securities of only one country, including the US.

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•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so. PACE Large Co Growth Equity Investments may include as counting toward its 80% policy equity securities issued by large capitalization companies that are represented by derivatives, including swap agreements or futures contracts, or by investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

Managing your fund account

Flexible pricing

The funds offer four classes of shares—Class A, Class Y, Class P, and Class P2 (except PACE Global Real Estate Investments, which offers Class A, Class P, and Class P2 shares). Each class has different sales charges and ongoing expenses. Class P2 shares are available only to certain types of investors. Only Class P2 shares are offered in this prospectus.

Class P2 shares

Shareholders pay no front-end or deferred sales charges on Class P2 shares.

Class P2 shares do not pay ongoing 12b-1 distribution or service fees.

Buying shares

Class P2 shares of the funds are only available for purchase: (i) on behalf of clients of a fee-based program or other advisory programs in which UBS AM exercises investment discretion and for which clients pay UBS AM a fee, or pay an affiliate of UBS AM a fee and UBS AM receives compensation, to participate in such programs; (ii) on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee; and (iii) by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level. There is no minimum investment requirement for investments in Class P2 shares.

The funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selling shares

You can sell your fund shares at any time.

In addition, shares will be redeemed or will be required by the shareholder's financial intermediary to convert to Class P shares of the Fund when you terminate your managed account, which may result in a taxable event. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges. Additionally, for institutional clients, shares will be redeemed when you terminate your investment

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management agreement. Please contact your investment professional for further information.

The funds typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however, the funds may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by the funds, the funds typically expect to pay proceeds by wire, ACH, or mailing a check to redeeming shareholders within one business day following receipt of the shareholder redemption order; however, the funds may take up to 7 days to pay sale proceeds.

Typically, redemptions of fund shares will be made in cash. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the funds also may draw on a bank line of credit to meet redemption requests. In addition, under stressed market conditions or a particularly large redemption, the funds may distribute redemption proceeds in-kind (instead of cash) to meet redemption requests, as described below.

Although not routinely used by the funds, the funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the funds' operations or in particularly stressed market conditions. In these cases, you might incur brokerage or other costs converting the securities to cash. The securities included in a redemption in kind may include illiquid investments that may not be immediately saleable.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment.

Each fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders. Class P2 shares of the funds are used for: (i) clients of a wrap fee program or other advisory programs in which UBS AM exercises investment discretion and for which clients pay a wrap fee or a similar advisory fee to participate in such program; (ii) institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee; and (iii) other registered investment companies managed by UBS AM. Decisions

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as to whether to invest assets of a managed account, or invest assets on behalf of an institutional client, in Class P2 shares of the Funds will be made by UBS AM. Class P2 shares may be purchased or redeemed on a frequent basis for rebalancing or other purposes.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS AM determines to be a market timer. UBS AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM detects an unusual pattern of trading activity, UBS AM will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM will generally require the Financial Intermediary to block the particular account or plan from further purchases of fund shares or instruct the funds' transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS AM reviews the trading activity of omnibus accounts, UBS AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

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While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Exchanging shares

You may exchange Class P2 shares of the funds for shares of the same class of most other Family Funds ("Family Funds") include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as principal underwriter.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

A fund may modify or terminate the exchange privilege at any time.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund generally calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. To the extent that a fund's assets are traded in other markets on days when the NYSE is not open, the value of a fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on
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disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to a fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment manager of the funds.

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Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended ("Rule 2a-5"), which is intended to address valuation practices and the role of a fund's board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a-5 until September 2022.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

Management

Manager and subadvisors

UBS Asset Management (Americas) Inc. ("UBS AM") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, at 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG ("UBS"). As of September 30, 2021, UBS AM had approximately $296.3 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of September 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

UBS AM is each fund's manager and primary provider of investment advisory services. The funds operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of PACE Select Advisors Trust ("Trust"), to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval.

UBS AM has the ultimate authority, subject to oversight of the Trust's board, to oversee those subadvisors and continuously supervises and monitors the performance of each subadvisor on a quantitative and qualitative basis. UBS AM develops the funds' overall investment strategies and performs due diligence on each subadvisor. UBS AM regularly evaluates each subadvisor's investment strategy and investment performance as well as the consistency of the subadvisor's investment approach, and implements procedures designed to ensure the subadvisor's compliance, with the applicable fund's investment objective and restrictions. In evaluating each subadvisor, UBS AM reviews a number of fac-

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tors, including, but not limited to, the subadvisor's past investment performance during various market conditions, continued ability to meet the applicable fund's investment objective, investment management philosophy and processes employed, experience and qualifications of key personnel, financial condition and stability, the correlation of the subadvisor's investment approach with those of other subadvisors of the applicable fund and the structure of the fund's overall portfolio.

UBS AM also directly provides investment advisory services to a portion of PACE Alternative Strategies Investments' assets.

UBS AM may adjust allocations among multiple subadvisors of a fund within certain risk limits reviewed and approved by the board.

Management and administration fees

UBS AM is the administrator of the funds. Each fund pays fees to UBS AM for management and administrative services. The annual contract rate for management services varies from 0.45% (before breakpoints) to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
PACE Mortgage-Backed Securities Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion	0.525
PACE Intermediate Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Strategic Fixed Income Investments	$0 – $250 million	0.650%
	Above $250 million up to $500 million	0.600
	Above $500 million up to $750 million	0.575
	Above $750 million up to $1 billion	0.550
	Above $1 billion up to $1.25 billion	0.525
	Above $1.25 billion	0.500
PACE Municipal Fixed Income Investments	$0 – $250 million	0.550%
	Above $250 million up to $500 million	0.500
	Above $500 million up to $750 million	0.475
	Above $750 million up to $1 billion	0.450
	Above $1 billion	0.425
PACE Global Fixed Income Investments	$0 – $500 million	0.750%
	Above $500 million up to $1 billion	0.725
	Above $1 billion	0.700
PACE High Yield Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Large Co Value Equity Investments	$0 – $250 million	0.800%
	Above $250 million up to $500 million	0.770
	Above $500 million up to $1 billion	0.730
	Above $1 billion	0.700
PACE Large Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.775
	Above $1 billion up to $1.5 billion	0.750
	Above $1.5 billion up to $2 billion	0.725
	Above $2 billion	0.700

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Small/Medium Co Value Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE Small/Medium Co Growth Equity Investments	$0 – $500 million	0.800%
	Above $500 million	0.775
PACE International Equity Investments	$0 – $500 million	0.900%
	Above $500 million up to $1 billion	0.875
	Above $1 billion up to $1.5 billion	0.850
	Above $1.5 billion up to $2 billion	0.825
	Above $2 billion	0.800
PACE International Emerging Markets Equity Investments	$0 – $500 million	1.100%
	Above $500 million up to $1 billion	1.075
	Above $1 billion up to $1.5 billion	1.050
	Above $1.5 billion up to $2 billion	1.025
	Above $2 billion	1.000
PACE Global Real Estate Securities Investments	$0 – $500 million	0.800%
	Above $500 million up to $1 billion	0.750
	Above $1 billion up to $1.5 billion	0.725
	Above $1.5 billion up to $2 billion	0.700
	Above $2 billion	0.675
PACE Alternative Strategies Investments	$0 – $500 million	1.400%
	Above $500 million up to $1 billion	1.350
	Above $1 billion up to $1.5 billion	1.300
	Above $1.5 billion up to $2 billion	1.275
	Above $2 billion	1.250

During the fiscal year ended July 31, 2021, the funds paid UBS AM at the effective rates shown below. In some cases, UBS AM waived all or a portion of its fees, or the funds were repaying UBS AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements:

PACE Mortgage-Backed Securities Fixed Income Investments	0.42%
PACE Intermediate Fixed Income Investments	0.35
PACE Strategic Fixed Income Investments	0.52
PACE Municipal Fixed Income Investments	0.43
PACE Global Fixed Income Investments	0.50
PACE High Yield Investments	0.60
PACE Large Co Value Equity Investments	0.76
PACE Large Co Growth Equity Investments	0.77
PACE Small/Medium Co Value Equity Investments	0.80
PACE Small/Medium Co Growth Equity Investments	0.80
PACE International Equity Investments	0.86
PACE International Emerging Markets Equity Investments	0.96
PACE Global Real Estate Securities Investments	0.35
PACE Alternative Strategies Investments	1.29

UBS AM has contractually agreed to waive its retained management fees and administration fees with respect to Class P2 for the funds. UBS AM has also contractually agreed to waive its management fees for PACE Alternative Strategies Investments to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending November 30, 2022. The fee waiver/expense reimbursement agreement may be terminated by the funds' board

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at any time and also will terminate automatically upon the expiration or termination of the funds' advisory contract with UBS AM. These management fee waivers will not be subject to any recoupment provisions.

A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements prior to July 31, 2021 is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2021. Also, a discussion regarding the basis for the board's approval of investment management/advisory agreements occurring after July 31, 2021, but prior to January 31, 2022, will be available in the funds' semi-annual report to shareholders for the fiscal period ended January 31, 2022.

Subadvisors and portfolio managers

Certain information concerning each fund's subadvisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

All Funds. UBS AM utilizes a team approach in managing each fund. Mabel Lung, Gina Toth, Fred Lee, David Kelly and Christopher Andersen are jointly and primarily responsible for the day-to-day management of PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments. Mabel Lung, Fred Lee, Gina Toth, Mayoor Joshi, Edward Eccles and Christopher Andersen are jointly and primarily responsible for the day-to-day management of PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Global Real Estate Securities Investments. Mabel Lung, Gina Toth, Fred Lee, Edward Eccles, Christopher Andersen, David Kelly and Mayoor Joshi are jointly and primarily responsible for the day-to-day management of PACE Alternative Strategies Investments. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Mabel Lung is a portfolio manager of UBS AM's multi-asset and multi-component portfolios and has been an integral member of the team since 2000 when UBS AM launched the UBS Multi-Asset Managed Accounts Program. Recognizing the importance of after-tax investment results to US private clients, Ms. Lung led her team to launch personalized tax management in 2011 as a tax overlay investment service to multi-asset portfolios. Ms. Lung has significant experience in manager selection, overseeing $30 billion of assets for institutional and private clients globally through open architecture of best-in-class managers in liquid strategies, combined with a keen focus on risk-aware and holistic portfolio construction. Ms. Lung joined a predecessor business to UBS in 1984 and specifically joined the asset management division in 1995. Prior to this, Ms. Lung was a corporate finance analyst at an investment banking firm.

Fred Lee is Head of Portfolio Construction & Quantitative Research on UBS AM's Multi-Manager Solutions ("MMS") team, a role he has held since 2011. In this role, Mr. Lee oversees the portfolio construction process in determining the specific allocations to individual subadvisors. Mr. Lee specifically the MMS team in 2009 and joined UBS AM in 2006 as a Risk Analyst, where he provided risk assessment and monitoring for all client portfolios using industry standard and proprietary systems. He also worked on the continuous improvement of UBS AM's proprietary risk models. Prior to joining UBS AM, Mr. Lee worked as a consultant at MSCI Barra providing advice to large investment managers across Europe on the interpretation and use of risk models and analytics. Mr. Lee is a qualified Financial Risk Manager and a Regular Member of the CFA Society of the UK.

Gina Toth is a Senior Investment Officer within the MMS team. Ms. Toth is part of the team responsible for sub-advisor due diligence and selection, portfolio construction, risk management, investment oversight, and performance of multi-asset strategies. These investment strategies include both internal and external capabilities. Ms. Toth joined UBS AM in March 2013. Previously, she worked at AllianceBernstein as a Senior Portfolio Manager in New York and Sydney, specializing in multi-asset portfolios, asset allocation and custom solutions for the institutional, high-net worth and retail channels,

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encompassing both traditional and non-traditional asset classes. Previously, Ms. Toth also spent 15 years in New York and London as a fixed income portfolio manager for US and global portfolios.

Mayoor Joshi is an Investment Officer for the MMS team. Mr. Joshi is primarily responsible for fundamental equity investment capabilities. His duties include sub-advisor due diligence and selection, investment and performance oversight, risk management, and portfolio construction for multi-managed equity portfolios. Prior to joining UBS AM in 2014, Mr. Joshi worked as a Managing Director at Rocaton Investment Advisors, an institutional investment consulting firm focused on manager research (from 2006 to 2014). Mr. Joshi's responsibilities included due diligence on equity managers across regions and styles, as well as communication of views with clients and internal constituents. Prior to that role, Mr. Joshi worked at The Vanguard Group (from 2000 to 2004). Mr. Joshi has over 17 years of industry experience.

Christopher Andersen, CFA, is Head of Portfolio Management for Americas House View Portfolios for UBS AM. Mr. Andersen is responsible for leading the portfolio management activities of portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. In that capacity, he leads a team of portfolio managers responsible for the House View Portfolios, which implement the House View's strategic and tactical asset allocations, with passive and active pooled vehicles and individual securities. Mr. Andersen is deputy-chair and a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2020, Mr. Andersen served as Head of Portfolio Construction Americas for UBS Financial Services Inc. since 2018. He led the portfolio management activities of the team of portfolio managers responsible for the UBS Managed Portfolios (renamed as House View Portfolios). He chaired the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2012, Mr. Andersen spent 16 years with New York Life Investment Management overseeing the company's Investment Consulting Group.

David Kelly is a portfolio manager for Americas House View Portfolios for UBS AM. Mr. Kelly is responsible for managing portfolios offered to UBS Financial Services

Inc. clients that are aligned with UBS Financial Services Inc. House Views. He is a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in May 2021, Mr. Kelly was a portfolio manager in the Investment Management group of UBS Financial Services Inc., where he was responsible for strategy selection, portfolio construction and management of the multi-managed strategies. Mr. Kelly was a voting member of the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2004, Mr. Kelly worked at Merrill Lynch for 16 years where he served in a variety of municipal and taxable fixed income capacities, including private client sales, municipal new issue marketing and fixed income portfolio construction.

Edward Eccles is a portfolio manager for Americas House View Portfolios for UBS AM. Mr. Eccles is responsible for managing portfolios offered to UBS Financial Services Inc. clients that are aligned with UBS Financial Services Inc. House Views. Mr. Eccles is a voting member of the Managed Account Solutions Investment Committee. Prior to joining UBS AM in 2020, Mr. Eccles was a portfolio manager in the Investment Management group of UBS Financial Services Inc., where he was responsible for strategy selection, portfolio construction and management of multi-managed strategies. He was a member of the Investment Management Investment Committee and was a member of the Investment Management Research Committee. Prior to joining UBS in 2018, Mr. Eccles worked at Oppenheimer Asset Management where he held roles as a senior alternatives analyst before being promoted to Director of Investment Manager Research. Prior to joining Oppenheimer, Mr. Eccles worked at Morgan Stanley as an investment manager research analyst.

PACE Mortgage-Backed Securities Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as subadvisor for PACE Mortgage-Backed Securities Fixed Income Investments. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2021, PIMCO had approximately $2.2 trillion in assets, including $1.6 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

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Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of the fund. Mr. Hyman is a managing director and head of the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO's Ginnie Mae and Mortgage Opportunities Strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 19 years of investment experience.

Michael Cudzil is a managing director in the Newport Beach office, a senior member of the liability-driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 25 years of investment experience.

PACE Intermediate Fixed Income Investments. BlackRock Financial Management, Inc. ("BlackRock Financial") serves as subadvisor for PACE Intermediate Fixed Income Investments. BlackRock Financial is located at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock, Inc. was formed in 1988 and, as of September 30, 2021, had $9.5 trillion in assets under management. BlackRock International Limited ("BlackRock International" and, together with BlackRock Financial, "BlackRock"), Exchange Place, One, 1 Semple St, Edinburgh EH3 8BL, serves as the fund's sub-sub-advisor.

BlackRock uses a team approach in the management of the fund. Akiva Dickstein and Harrison Segall have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since March 2014 and June 2016, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fundamental Fixed Income Team consists of over 200 members within the portfolio teams and investment teams, as well as over 60 credit research analysts and substantial quantitative research analysts.

Akiva Dickstein, managing director, is head of customized multi-sector, US short duration, and co-head of global inflation linked portfolios within BlackRock's global fixed income (GFI) group, and a member of the global fixed income executive team. He is also a portfolio manager of BlackRock's core bond and short duration bond funds. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios. Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as managing director and head of the US rates & structured credit research group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a senior vice president in mortgage derivatives trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to institutional investor's all American fixed income research team in pass-throughs, non-agency mortgages, and asset-backed securities.

Harrison Segall, Director, is a portfolio manager on the Core Portfolio Management team within BlackRock's Global Fixed Income group. He is responsible for alpha strategies, portfolio construction, and asset allocation for customized core and global inflation linked portfolios. Prior to joining the Portfolio Management Group in 2011, Mr. Segall was a member of BlackRock Solution's Portfolio Analytics Group, where he began his career as an analyst in 2008.

PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") serve as subadvisors for the fund.

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PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. On September 30, 2021, PIMCO had approximately $2.2 trillion in assets, including $1.6 trillion in third-party client assets. PIMCO is one of the largest fixed income management firms in the US.

Scott Mather is CIO US Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the US Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 27 years of investment experience.

Mohit Mittal is a managing director and portfolio manager in the Newport Beach office. He manages multi-sector portfolios and is a senior member of the liability driven investing, total return, dynamic bond, and credit portfolio management teams. He also serves as the head of the US investment grade, high yield, and emerging market credit trading desks. Mr. Mittal also serves on the board of Orangewood Foundation. He joined PIMCO in 2007.

Neuberger Berman is located at 1290 Avenue of the Americas, New York, NY 10104. Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC ("NBG"). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG's voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees. As of September 30, 2021, NB Group and its affiliates managed approximately $437.0 billion in assets.

Thanos Bardas, David M. Brown and Bradley C. Tank have been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2015. Ashok Bhatia has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2017. Adam Grotzinger has been primarily responsible for the day-to-day management of the portion of the fund allocated to Neuberger Berman since 2019.

Thanos Bardas, Managing Director, joined the firm in 1998. Mr. Bardas is the global co-head of investment grade and serves as a senior portfolio manager on global investment grade and multi-sector fixed income strategies. He sits on the firm's asset allocation committee and fixed income's investment strategy committee, and is a member of the fixed income multi-sector group. Mr. Bardas also leads the global rates team in determining rates exposure across various portfolio strategies and oversees both inflation and liability driven investments.

David M. Brown, CFA, Managing Director, rejoined the firm in 2003. Mr. Brown is global co-head of investment grade and acts as senior portfolio manager on both global investment grade and multi-sector fixed income strategies. He is a member of the fixed income investment strategy committee and the fixed income multi-sector group. Mr. Brown also leads the investment grade credit team in determining credit exposures across both global investment grade and multi-sector fixed income strategies.

Adam Grotzinger, CFA, Managing Director, joined the firm in 2015. Mr. Grotzinger is a senior fixed income portfolio manager based in Chicago. Prior to joining Neuberger Berman, Mr. Grotzinger worked in the fixed income teams at Franklin Templeton in Singapore, London and California. He is a Chartered Financial Analyst (CFA) Charterholder and member of the Chicago CFA society.

Brad C. Tank, Managing Director, joined the firm in 2002 and is the Chief Investment Officer and global head of fixed income. He is a member of Neuberger Berman's operating, investment risk, asset allocation committees and fixed income's investment strategy committee, and leads the fixed income multi-sector group. From inception in 2008 through 2015, Mr. Tank was also Chief Investment Officer of Neuberger Berman's multi-asset class investment business and remains an important member of that team along with the firm's other CIOs. From 1990 to 2002, Mr. Tank was director of fixed income for Strong Capital Management in Wisconsin. He

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was also a member of the office of the CEO and headed institutional and intermediary distribution.

Ashok K. Bhatia, CFA, Managing Director, joined the firm in 2017. Mr. Bhatia is the Deputy Chief Investment Officer for fixed income. He is a lead portfolio manager on multi-sector fixed income strategies and a member of the multi-asset class portfolio management team, the fixed income investment strategy committee and the firm's asset allocation committee. Previously, Mr. Bhatia has held senior investment and leadership positions in several asset management firms and hedge funds, including Wells Fargo Asset Management, Balyasny Asset Management, and Stark Investments. Mr. Bhatia has had investment responsibilities across global fixed income and currency markets. Mr. Bhatia began his career in 1993 as an investment analyst at Morgan Stanley.

PACE Municipal Fixed Income Investments. Insight North America LLC ("Insight") serves as subadvisor for PACE Municipal Fixed Income Investments. Insight is located at 200 Park Avenue, New York, NY 10166. Insight assumed management of the fund on September 1, 2021. Insight's predecessor was founded in 1983 and, as of September 30, 2021, Insight had approximately $134.7 billion in assets under management.

Daniel Marques is a senior portfolio manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond portfolios for institutional, high net worth and mutual fund clients. Mr. Marques is also a leader of sustainability/ESG integration for US municipal bond portfolios and a lead portfolio manager for the US Municipal Impact strategy. Mr. Marques continues to be responsible for municipal market analysis and attribution. Mr. Marques joined the company in 2000 from Citizens Bank where he worked as an investment research manager. Mr. Marques holds the CFA® designation and has 24 years of investment experience.

Daniel Rabasco is Managing Director, head of municipal bonds, overseeing and guiding the investment management process for the firm's tax-exempt strategies. Previously, he was the Chief Investment Officer for municipal bonds, and prior to that role, he was the head of trading for tax-exempt bonds and was responsible for managing the municipal bond trading desk. Before joining the firm, Mr. Rabasco directed the municipal bond group at Fleet where he was responsible for managing mutual fund, common trust fund and high net worth client assets. Previously, he was a portfolio manager at Evergreen Investments, where he managed national and state-specific mutual funds. His other responsibilities included hospital and high yield credit analysis. Mr. Rabasco began his career as a municipal analyst at Liberty Insurance Company. Mr. Rabasco has been in the investment industry since 1987. Mr. Rabasco has served as a member of the Municipal Securities Rulemaking Board's Investor Advisory Group (2004-2008). He holds the CFA® designation and is a member of the CFA Institute. Mr. Rabasco has 34 years of investment experience.

PACE Global Fixed Income Investments. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the subadvisor for the fund. J.P. Morgan is located at 383 Madison Avenue, New York, NY 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2021, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management.

Iain Stealey, Managing Director, is the International Chief Investment Officer. An employee since 2002 and based in London, Mr. Stealey is a portfolio manager focusing on multi-sector bond strategies for both segregated clients and pooled funds. Within the global aggregate team, Mr. Stealey was previously responsible for the portfolio management of enhanced cash and short duration portfolios. Mr. Stealey is a CFA charterholder and holds the Investment Management Certificate from the UK Society of Investment Professionals.

Linda Raggi, Executive Director, is a member of the global fixed income, currency & commodities (GFICC) group. Based in London, Ms. Raggi is a portfolio manager focusing on global aggregate, multi-sector bond strategies for both segregated clients and pooled funds. An employee since 2008, Ms. Raggi previously worked as a fixed income client portfolio manager. Ms. Raggi holds a Series 3 license and the Investment Management Certificate from the UK Society of Investment Professionals and is a CFA charterholder.

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Myles Bradshaw, Managing Director, is the Head of Global Aggregate Strategies within the global fixed income, currency and commodities (GFICC) group. An employee since 2019 and based in London, he is a portfolio manager focusing on multi-sector bond strategies for both segregated and pooled funds. He has 25 years of experience managing interest rate, credit, securitized, volatility and foreign exchange rate risks in global portfolios. Mr. Bradshaw joins from Amundi, where he was head of the global aggregate fixed income team. Before joining Amundi, Mr. Bradshaw spent 8 years as a portfolio manager at PIMCO, where he led the firm's Eurozone sovereign and macro strategy, and sat on the regional European investment committee. He also worked at Threadneedle Investment Managers, managing global and sterling portfolios. Mr. Bradshaw started his career in 1996 as an economist at HM Treasury in London, before moving into asset management with M&G Investments.

PACE High Yield Investments. Nomura Corporate Research and Asset Management Inc. ("NCRAM"), Worldwide Plaza, 309 West 49th Street, New York, NY 10019, serves as the fund's subadvisor. As of September 30, 2021, NCRAM had approximately $31.8 billion in assets under management. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Nomura Asset Management Singapore Limited ("NAM Singapore"), 10 Marina Boulevard, #33-03, Marina Bay Financial Centre Tower 2, Singapore 018983, serves as the fund's sub-manager. As of September 30, 2021, NAM Singapore had approximately $12.5 billion in assets under management. NAM Singapore specializes in Asian fixed income and equities investment management. David Crall, Stephen Kotsen, Steven Rosenthal, Eric Torres and Simon Tan are primarily responsible for the day-to-day management of the fund. Messrs. Crall, Kotsen, Rosenthal and Tan have held their fund responsibilities since July 2015 and Mr. Torres has held his fund responsibilities since August 2016.

David Crall, CFA, is the President, Chief Executive Officer, Chief Investment Officer and a managing director with NCRAM. He is also a member of NCRAM's Board of Directors. Mr. Crall became President and Chief Executive Officer of NCRAM in June 2019, and in this capacity he is responsible for the firm's overall management and business strategy. In addition, as Chief Investment Officer since January 2010, he leads the investment activities and investment team of NCRAM. He is the Chairman of NCRAM's investment, risk monitoring, and ESG Committees. Previously, he was a portfolio manager and co-head of the high yield bond team at NCRAM, encompassing primarily high yield bonds but also public-side management of loans and distressed investments, since 2000. Prior to that, he was a portfolio manager of various high yield accounts at NCRAM since 1997, and an analyst in the high yield group at NCRAM for various industries since 1992. He is a CFA charterholder, a member of the CFA institute, and a member of the New York Society of Security Analysts.

Stephen Kotsen, CFA, is a managing director and portfolio manager with NCRAM. He joined NCRAM in December 1998 and has been a portfolio manager for NCRAM's high yield bond investments since 2000. Upon joining NCRAM he worked as a credit analyst primarily responsible for the gaming, lodging, leisure, metals and mining, chemicals, homebuilding, building products, printing, publishing, and shipping industries. From July 1995 until December 1998 he was a portfolio manager at Lazard Frères Asset Management for a $2 billion investment-grade portfolio. Thereafter, he became a generalist high yield research analyst and later managed an $85 million double-B rated high yield portfolio. Mr. Kotsen is a CFA charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Steven Rosenthal, CFA, is a managing director and portfolio manager with NCRAM. He is the portfolio manager of NCRAM's European high yield strategy, having managed it since its 2012 inception, and he is the co-portfolio manager of their global high yield strategy with Mr. Crall since 2019. He also supervises NCRAM's activities in the leveraged loan market. From 2010–2016 he was the co-portfolio manager of the long/short strategy. He had been the assistant portfolio manager of the long/short strategy during 2009. In 2005 he spearheaded the firm's establishment of a dedicated distressed capability and was the primary analyst following the distressed universe through 2009. Prior to that, he had been an analyst in the high yield group at NCRAM for various industries including gaming, lodging & leisure, metals & mining, homebuilding and building products and wireline telecommunications since 2000. He is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

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Eric Torres, is an executive director and portfolio manager for NCRAM's emerging markets ("EM") strategies. Mr. Torres is responsible for the management of EM hard currency sovereign credit bonds and assumed the lead portfolio manager role for EM corporate sleeves for global high-yield products managed by NCRAM in September 2016. Before joining NCRAM in 2008, Mr. Torres was a research strategist in the Latin America research team at JPMorgan in New York, where he worked since 2000, covering different roles within the emerging markets research team. Prior to joining JPMorgan, Mr. Torres was an economist, covering Mexico at Chase Manhattan Bank Mexico (from 1998 to 2000) and Banco Santander's economic consulting unit (from 1996 to 1998) based in Mexico City.

Simon Tan, CFA, is currently the head of fixed income at NAM Singapore and oversees a team of four fixed income professionals based in the Singapore office. He joined NAM Singapore in June 2011 as a portfolio manager. As senior portfolio manager, Mr. Tan is also responsible for the management of Nomura Asset Management's Asia-ex Japan fixed income mandates. Portfolios under his management include the Nomura India Bond Fund. Mr. Tan was previously a fixed income portfolio manager with APS Komaba Asset Management with responsibility over institutional mandates covering Asia credit, Asia rates & currencies and global rate & currencies. Mr. Tan started his career with UOB Asset Management and was with the fund house for six years as a portfolio manager and investment analyst within the fixed income department. Mr. Tan is a CFA® charterholder since 2007.

PACE Large Co Value Equity Investments. Pzena Investment Management, LLC ("Pzena"), Wellington Management Company LLP ("Wellington") and Artisan Partners Limited Partnership ("Artisan Partners") serve as subadvisors for PACE Large Co Value Equity Investments.

Pzena is located at 320 Park Avenue, 8th Floor, New York, NY 10022. As of September 30, 2021, Pzena had approximately $50.8 billion in assets under management. Richard S. Pzena, Benjamin S. Silver and John J. Flynn are primarily responsible for the day-to-day management of the fund. Mr. Pzena has held his fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012. Mr. Flynn has held his fund responsibilities since 2017.

Mr. Pzena, Founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on Pzena's US large cap and mid cap strategies, along with the focused value and US best ideas services, and is a member of the firm's executive committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of US equity investments and Chief Research Officer for Sanford C. Bernstein & Company ("Bernstein"). He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena also served as Chief Investment Officer, small cap equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles.

Mr. Silver is a Principal and co-portfolio manager for US mid cap, large cap, and global strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2001, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their financial services group. Mr. Silver is a Certified Public Accountant and holds the CFA designation.

Mr. Flynn is a Principal and a co-portfolio manager for Pzena's US mid cap and large cap strategies, along with the focused value and small cap focused value services. Prior to joining Pzena in 2005, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.

Wellington has principal offices at 280 Congress Street, Boston, MA 02210 and, along with its predecessor organizations, has provided investment advisory services for over 80 years. As of September 30, 2021, Wellington and its investment advisory affiliates had assets under management of approximately $1.4 trillion. W. Michael Reckmeyer III, CFA, and Matthew C. Hand, CFA are primarily responsible for the day-to-day management of Wellington's portion of the fund's portfolio.

Mr. Reckmeyer is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 1994, Mr. Reckmeyer worked as an analyst at Kemper Financial Services and as an analyst at the State of Michigan pension fund. Mr. Reckmeyer is expected to serve as

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a portfolio manager until June 30, 2022, at which time he is expected to retire from Wellington and no longer serve as a portfolio manager for the fund. Mr. Hand is a portfolio manager on Wellington's value team. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004.

Artisan Partners' principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. As of September 30, 2021, Artisan Partners had approximately $173.6 billion in assets under management.

Daniel J. O'Keefe is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 as an analyst on the Artisan International Value Strategy. He has been the Lead Portfolio Manager of the Artisan Global Value Strategy since its inception in July 2007 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. O'Keefe was Portfolio Manager of the Artisan International Value Strategy from October 2006 until September 2018.

Michael J. McKinnon, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in February 2010 as an analyst. He has been Portfolio Manager of the Artisan Global Value Strategy since October 2018 and the Artisan Select Equity Strategy since its inception in February 2020. Mr. McKinnon was an Associate Portfolio Manager of the Artisan Global Value Strategy and the Artisan International Value Strategy from January 2017 until September 2018.

PACE Large Co Growth Equity Investments. Jackson Square Partners, LLC ("JSP"), Mar Vista Investment Partners, LLC ("Mar Vista") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") serve as subadvisors for PACE Large Co Growth Equity Investments.

JSP is located at One Letterman Drive, Building A, Suite 3-200, San Francisco, CA 94129. JSP is a limited liability company organized under the laws of Delaware. JSP is jointly owned by key employees at JSP and by JSP Acquisition LLC, a wholly owned direct subsidiary of Affiliated Managers Group, Inc., a publicly traded asset management company that has been partnering with leading independent asset management boutiques for over 25 years. As of September 30, 2021, JSP had approximately $16.2 billion in assets under manage-

ment. A team is primarily responsible for the management of the portion of the fund managed by JSP. Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Daniel Prislin, Christopher Ericksen and William Montana, has held its fund responsibilities since December 2007 (except Mr. Montana, who began serving as a portfolio manager in January 2019).

Jeffrey S. Van Harte, chairman and the chief investment officer, joined JSP in April 2014. Previously, he was a senior vice president and the chief investment officer at Delaware, and was the chief investment officer for its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Daniel J. Prislin, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, senior portfolio manager and analyst at Delaware, and was a senior portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, portfolio manager and analyst, joined JSP in April 2014. Previously, he was a vice president, portfolio manager and analyst at Delaware, and was a portfolio manager on its Focus Growth Equity team (2005 to 2014). Prior to that, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

William Montana, a portfolio manager and analyst, joined JSP in September 2014. Previously, he was an associate at TPG Capital, a private equity firm, and focused on growth capital opportunities (2011 to 2014). Prior to that, he was an investment banking analyst at Goldman Sachs and focused on financial institutions.

Mar Vista is a Delaware limited liability company located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, CA 90025. Mar Vista is a registered investment adviser founded in 2007. Mar Vista offers large cap equity strategies to a variety of clients including public funds, corporations, endowments, foundations, Taft

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Hartley plans and individuals. As of September 30, 2021, Mar Vista had approximately $4.0 billion in assets under management.

Mar Vista uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Mar Vista. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury Capital Management, LLC ("Roxbury") for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 29 years of investment experience.

Mr. Myers is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 30 years of investment experience.

J.P. Morgan is located at 383 Madison Avenue, New York, NY 10179 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2021, J.P. Morgan and its affiliates had approximately $2.5 trillion in assets under management.

Giri Devulapally, managing director, is a portfolio manager in the US Equity Group. An employee since 2003, Mr. Devulapally is responsible for managing the large cap growth strategy. Prior to joining the firm, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. Mr. Devulapally is a CFA charterholder.

Joseph Wilson, managing director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2014, Mr. Wilson is responsible for the technology sector for JPMorgan's large cap growth portfolios. He is also a portfolio manager on the J.P. Morgan US technology strategy. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the large cap growth team from 2010 to 2014, and the mid cap growth team in 2009. Prior to that, Mr. Wilson worked at RBC Capital Markets as a sell side research associate covering enterprise, infrastructure, and security software.

Larry H. Lee, managing director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2006, Mr. Lee covers the financials and business services sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Lee spent eleven years as a sell side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector.

Holly Fleiss, executive director, is a research analyst and portfolio manager within the US Equity Group. An employee since 2012, Ms. Fleiss covers the health care sector and is a co-portfolio manager of the J.P. Morgan Large Cap Growth Strategy. Prior to joining the firm, Ms. Fleiss spent five years as a buy side analyst at HealthCor Management, focusing on the biotechnology, specialty and pharmaceutical sectors. Prior to that, Ms. Fleiss spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultra-high net worth brokerage clients.

PACE Small/Medium Co Value Equity Investments. Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick") and Huber Capital Management LLC ("Huber Capital") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

Sapience is located at 520 Newport Center Drive, Suite 650, Newport Beach, CA 92660. Sapience is an investment manager with approximately $884.6 million

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in assets under management as of September 30, 2021. Sapience was founded in 2016 and is composed of an established investment team. Sapience commenced investment management responsibilities for the fund in October 2016. However, the investment team previously held investment management responsibilities for the fund at its predecessor firm. Sapience's CIO, Samir Sikka, has served as a portfolio manager to the fund since October 2016 (and also from January 2007 to September 2016 as part of a former subadvisor to the fund). Previously, Mr. Sikka served as a lead portfolio manager for Metropolitan West Capital Management, LLC's Pelican Value Equity team within Wells Capital Management, Inc. (a former subadvisor to the fund) from July 2006 to September 2016, and as senior vice president and senior analyst of Trust Company of the West from April 1999 to February 2006. Mr. Sikka has nearly 25 years of industry experience.

Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as a subadvisor to mutual funds and as an investment adviser to institutions and individuals and has approximately $62.0 billion in assets under management as of September 30, 2021. Julie Kutasov and Craig Stone are primarily responsible for the day-to-day management of the fund's assets allocated to Kayne Anderson Rudnick, and have served as portfolio managers since March 2012. Julie Kutasov is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization materials and processing sectors. Before joining Kayne Anderson Rudnick in 2001, she worked in the Asset Management Division of Goldman Sachs in a program focused on investment management for high-net worth individuals, and at Arthur Andersen as a Senior Associate leading teams that provided financial audit and business advisory services to a variety of clients in service-related industries. Craig Stone is a portfolio manager and a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer-durables sector. Before joining Kayne Anderson Rudnick in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management.

Huber Capital is located at 2321 Rosecrans Avenue, Suite 3245, El Segundo, CA 90245. Huber Capital has provided investment advisory services to registered investment companies, individual and institutional accounts since 2007. Huber Capital's assets under management as of September 30, 2021 were approximately $408.9 million. Joseph Huber, Huber Capital's Chief Executive Officer and Chief Investment Officer, has been primarily responsible for the day-to-day management of Huber Capital's portion of the fund since 2017. Prior to founding Huber Capital, Mr. Huber was a principal and director of research for Hotchkis and Wiley Capital Management from October 2001 through March 2007, where he helped oversee over $40 billion in US value asset portfolios. He built a research platform which utilized best practices of both fundamental research and behavioral psychology to create a unique and value-added investment approach. Mr. Huber is also an Associate in the Society of Actuaries.

PACE Small/Medium Co Growth Equity Investments. Riverbridge Partners, LLC ("Riverbridge"), Calamos Advisors LLC ("Calamos") and Jacobs Levy Equity Management, Inc. ("Jacobs Levy") currently serve as subadvisors for PACE Small/Medium Co Growth Equity Investments.

Riverbridge is located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Riverbridge is an investment manager with approximately $9.3 billion in assets under management as of September 30, 2021. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. Mark Thompson leads a seven person investment team, all of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987. Ross Johnson joined Riverbridge in 2010. Mr. Johnson is a portfolio manager responsible for portfolio construction and security selection. Mr. Johnson is also a member of the management team, which is responsible for the strategic decision-making and overall management of the firm. Prior to joining Riverbridge, Mr. Johnson worked for Boston Scientific as a manufacturing operations supervisor and financial analyst and for Emerson Process Management as an engineer.

Calamos is located at 2020 Calamos Court, Naperville, IL 60563. Calamos is a multi-discipline, global investment adviser that was founded in 1977. As of

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September 30, 2021, Calamos had approximately $40.5 billion in assets under management.

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. Mr. Nelson is a senior portfolio manager at Calamos and leads the investment team managing Calamos' portion of the fund's assets. Prior to his time at Calamos, Mr. Nelson was the President, Chief Investment Officer and a director of Timpani Capital Management, LLC (an entity that was acquired by Calamos on May 31, 2019) since 2008. Prior to that, he was a senior portfolio manager and managing director at Wells Capital Management since 2005.

Jacobs Levy is located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932, and has approximately $14.5 billion in assets under management as of September 30, 2021. Founded in 1986, Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies. Bruce I. Jacobs and Kenneth N. Levy are responsible for the day-to-day management of Jacobs Levy's portion of the fund's assets.

Bruce I. Jacobs co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager and co-director of research of the firm. Previously, Dr. Jacobs was first vice president of the Prudential Insurance Company of America, where he served as senior managing director of a quantitative equity management affiliate of the Prudential Asset Management Company and managing director of the pension asset management group. Prior to that, he was on the finance faculty of the University of Pennsylvania's Wharton School and consulted to the Rand Corporation.

Kenneth N. Levy, CFA, co-founded Jacobs Levy in 1986. He is principal, co-chief investment officer, portfolio manager, and co-director of research of the firm. Previously, Mr. Levy was managing director of a quantitative equity management affiliate of the Prudential Asset Management Company. Prior to that, he was responsible for quantitative research at Prudential Equity Management Associates.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), Los Angeles Capital Management LLC ("Los Angeles Capital") and Chautauqua Capital Management—a Division of Robert

W. Baird & Co. Incorporated ("Baird") currently serve as the fund's subadvisors.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2021, Mondrian had total assets under management and advisement of approximately $61.4 billion, of which $57 billion represents regulatory assets under management and approximately $4.4 billion represents non-regulatory model assets under advisement. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio managers and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel Bliss and Steven Dutaut, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities for the Pacific region. Ms. Desmond is Deputy Chief Executive Officer and Chief Investment Officer of International Equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since July 2009. Mr. Bliss joined Mondrian in 1995. He is a senior portfolio manager and a member of Mondrian's Non-US Equity Strategy Committee. Mr. Dutaut joined Mondrian in 2007. He is a senior portfolio manager and a member of Mondrian's Non-US Equity Strategy Committee.

Los Angeles Capital is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, and has been in the investment management business since 2002. As of September 30, 2021, Los Angeles Capital

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had approximately $29.2 billion in assets under management. Los Angeles Capital uses a team approach in managing its portion of the fund's portfolio. Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA, share authority and responsibility for research and management of the fund's portfolio.

Hal W. Reynolds, CFA and Chief Investment Officer, co-founded Los Angeles Capital in 2002. He oversees Los Angeles Capital's investment process and works closely with Los Angeles Capital's research team to enhance elements of the stock selection, portfolio construction and trading processes. He has worked in investment management since 1982 and has managed investment portfolios since 1998. Daniel E. Allen, CFA, Chief Executive Officer and President, joined Los Angeles Capital in 2009. He is responsible for implementing the mission, vision and business strategies across the organization. Mr. Allen is a senior member of the Portfolio Management team and a member of the firm's Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked with equity management, private markets asset management and in consulting. Laina Draeger, CFA, senior portfolio manager and Director of Portfolio Strategy and Responsible Investing, joined Los Angeles Capital in 2007. Ms. Draeger's role encompasses oversight of client portfolios, responsible investing and portfolio strategy. Ms. Draeger chairs the firm's Responsible Investing Solutions Group and is a member of Los Angeles Capital's Investment Committee. Prior to joining Los Angeles Capital, Ms. Draeger started her career as an analyst in the investment management division of First Republic Bank.

Baird is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. Baird is a registered investment advisor founded in 1919. Baird specializes in wealth management, capital markets, private equity and asset management. As of September 30, 2021, Baird Asset Management had approximately $137 billion in assets under management. Brian Beitner, Jesse Flores, Haicheng Li, and Nathaniel Velarde are primarily responsible for the day-to-day management of Baird's portion of the fund's assets.

Brian Beitner, CFA, is a partner of Chautauqua Capital Management and portfolio manager for Chautauqua's strategies. Prior to forming Chautauqua in January 2009, he was a member of the TCW Concentrated Core Equities portfolio management team. Mr. Beitner joined TCW in 1998, where he held multiple positions including director of equity research, senior equity strategist and portfolio manager for international and global equity portfolios. Prior to working at TCW, he worked with Scudder, Stevens & Clark; Bear, Stearns & Co. and Security Pacific Bank.

Jesse Flores, CFA, is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2013, he was an investment analyst at Blavin & Company where he was a generalist responsible for both equity and high-yield debt securities. Additionally, he covered the US semiconductors and hardware sectors as a research analyst at Lehman Brothers and Roth Capital Partners.

Haicheng Li, CFA, is a managing partner of Chautauqua Capital Management and serves as portfolio manager for Chautauqua's strategies. Prior to joining Chautauqua in 2016, she was a senior analyst and portfolio manager at TCW with specific expertise in the healthcare sector.

Nathaniel Velarde is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2019, he was senior financial analyst at j2 Cloud Services and a senior vice president and global equity analyst at PIMCO's London branch. Prior to that, Mr. Velarde worked at Nuveen Investments in the Tradewinds Global Investors and NWQ Investment Management divisions as managing director, senior equity analyst and director of research. He also served as a vice president and equity analyst at TCW, primarily covering the industrials, business services and basic materials sectors.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") serve as subadvisors for PACE International Emerging Markets Equity Investments.

Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD.

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Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2021, Mondrian had total assets under management and advisement of approximately $61.4 billion, of which $57 billion represents regulatory assets under management and approximately $4.4 billion represents non-regulatory model assets under advisement. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Conduct Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Andrew Miller, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Mr. Miller joined Mondrian in 2000 and is currently the Chief Investment Officer for Emerging Markets Equities. Ms. Chong joined Mondrian in 2000 and has served as a senior portfolio manager for the fund since 2004, and Head of China Equities since 2021. Mr. Halton joined Mondrian in 2004 and has served as a senior portfolio manager for the fund since July 2006.

William Blair is located at 150 North Riverside Plaza, Chicago, IL 60606. William Blair is registered as an investment adviser with the SEC and is affiliated with William Blair & Company, L.L.C., an investment adviser registered with the SEC and founded in 1935. William Blair was established in 2014 as part of an organizational restructuring whereby some investment management services previously performed by the Investment Management division of William Blair & Company, L.L.C. are performed by William Blair. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. William Blair provides portfolio management for international, domestic, and global equities funds and accounts, as well as domestic fixed income funds and accounts. Todd M. McClone and Jack Murphy are primarily responsible for the day-to-day management of the fund. Messrs. McClone and Murphy have served as portfolio managers since March 2011 and October 2016, respectively. As of September 30, 2021, William Blair had $77.4 billion in assets under management.

Todd M. McClone, CFA, is a Partner of William Blair. Mr. McClone has been with William Blair and affiliates since 2000. He is a portfolio manager for the emerging leaders strategy and is a portfolio manager for the emerging markets growth strategy. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management, Inc. Prior to joining Strong Capital Management, Inc., he was a Corporate Finance Research Analyst with Piper Jaffray & Co. At Piper Jaffray & Co., he worked with the corporate banking financials team on a variety of transactions, including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations.

Jack Murphy, CFA, is a Partner of William Blair. Mr. Murphy is a portfolio manager for the emerging markets leaders and international developed plus strategies. Mr. Murphy was previously the Director of Research for the global equity team and a research analyst covering mid-large cap non-US consumer stocks. He joined the firm in 2005 as a research analyst within William Blair's sell-side research department focusing on e-commerce and hardline retailers. Previously, Mr. Murphy worked at Credit Suisse First Boston ("CSFB") for nearly six years as an equity research analyst, covering a broad range of retail companies. Before

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CSFB, he worked as an equity research analyst at Lehman Brothers and as an equity research associate at Salomon Brothers. Prior to sell-side research, Mr. Murphy worked as a financial analyst for General Electric Capital ("GE"), having graduated from GE's Financial Management Program.

RWC is an SEC registered investment adviser that is located at 2640 South Bayshore Drive, Suite 201, Miami, FL 33133 and was founded in 2012. As of September 30, 2021, RWC had approximately $7.5 billion in assets under management.

John Malloy is the portfolio manager for RWC's emerging markets equity strategy and its portion of the fund. Prior to joining RWC in 2015, Mr. Malloy was senior managing director and director of investments at Everest Capital, where he worked for 18 years. Prior to joining Everest Capital, he was an investment manager at Baring Asset Management, where he focused on Latin American and US high yield markets.

ARGA is an SEC-registered investment adviser based in the United States located at 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901. ARGA was founded in 2010 and manages global, international (non-US) and emerging markets equity portfolios for institutional and qualified investors. As of September 30, 2021, ARGA managed approximately $8.0 billion in assets. ARGA employs a team approach to portfolio management. As members of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy, Messrs. A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar are jointly and primarily responsible for the day-to-day management of the fund. The Portfolio Construction Team serves as the decision-making body for the strategy and implements research conclusions/final portfolio decisions.

Mr. Krishna, CFA, Founder and Chief Investment Officer of ARGA, founded ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before founding ARGA in 2010, Mr. Krishna was President, International, of Pzena Investment Management and Managing Principal, Member of Executive Committee, and Portfolio Manager of its operating company in New York. While at Pzena from 2003 to 2010, he led development of the firm's international value and global value strategies, co-managed the emerging markets value strategy, and managed the US large cap value strategy. Mr. Krishna was previously at Citigroup Asset Management, where he was Chief Investment Officer and Head of Institutional and International. He also represented the asset management business on the Citigroup Management Committee and directly managed the global emerging markets equity strategy. Before that, Mr. Krishna was Director of International Equity Research, Portfolio Manager, International Equities and Chief Investment Officer, Emerging Markets Equities at AllianceBernstein in New York, London and Tokyo. Earlier, he worked at Credit Suisse First Boston in New York, Tokyo and Singapore, first as Equity Research Analyst and later as Chief Investment Strategist and Director—Equity Research.

Mr. Ito, CFA, Global Business Analyst, has worked in investment management since 1996 and has been with ARGA since 2012. He is a member of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Ito was Director of Business Development at Vestec, a Canadian voice-recognition company. Prior to Vestec, he founded Highview Research, an advisor to the Silverstone Fund, a global long-short, market-neutral fund focused on the automotive sector. Working for the Silverstone Fund in Tokyo from 2004 to 2011, Mr. Ito was responsible for Asian and Japanese investments, and designed processes for risk control and position sizing. Previously, while at UBS Global Asset Management and Citigroup Asset Management, Mr. Ito covered global and Japanese consumer durable and capital goods companies.

Mr. Kumar, Global Business Analyst, joined ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Kumar was an Analyst at ICRA Ltd., a leading credit rating agency in India. At ICRA, he worked with the corporate ratings division, and handled credit rating assignments across multiple industries including auto ancillaries, hotels and textiles.

PACE Global Real Estate Securities Investments. Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") serves as subadvisor for PACE Global Real Estate Securities Investments.

MFS is located at 111 Huntington Avenue, Boston, MA 02199. As of September 30, 2021, MFS had

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approximately $657.1 billion in assets under management. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Rick Gable, an Investment Officer of MFS, is primarily responsible for the day-to-day management of the fund's assets.

Mr. Gable has been employed in the investment area of MFS since 2011.

PACE Alternative Strategies Investments. UBS AM serves as the manager for PACE Alternative Strategies Investments. Allspring Global Investments, LLC ("Allspring"), First Quadrant, LLC ("First Quadrant"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") serve as subadvisors for PACE Alternative Strategies Investments. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Allspring has offices at 525 Market Street, 10th Floor, San Francisco, CA 94105-2724. As of September 30, 2021, Allspring had approximately $488.2 billion in assets under management. The Allspring Investment team has served the fund since its inception.

Allspring utilizes a team portfolio management approach. A team of investment professionals at Allspring serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of Allspring's portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies. Harindra de Silva heads the research efforts for the team.

Dennis Bein, portfolio manager, has 31 years of industry experience. David Krider, portfolio manager, has 19 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, portfolio manager, has 36 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, CA 91101. As of September 30, 2021, First Quadrant had approximately $13.8 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, including mandates and active/passive mandates, all managed by First Quadrant and non-discretionary portfolios managed by strategic partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its strategic partners. First Quadrant is a systematic investment management boutique founded in 1988 and has served as a subadvisor to the fund since April 2009.

As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009 and July 2016, respectively.

Dori Levanoni is a partner and senior member of First Quadrant's investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

Jeppe Ladekarl is a partner and serves as Co-Chief Investment Officer at First Quadrant. In this capacity, Mr. Ladekarl jointly oversees all investment-related responsibilities, including strategy development, portfolio construction, risk management, portfolio implementation and trade execution. Prior to assuming the role of Co-Chief Investment Officer, Mr. Ladekarl directed the firm's efforts in the global macro space for many years. Before joining the firm in 2009, he worked at the World Bank, where he held a number of roles, including principal portfolio manager for the currency and GTAA portfolios managed by the World Bank Pension and Endowments

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Department. Prior to the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank.

Sirios, located at One International Place, Boston, MA 02110, is an investment management firm founded in 1999. As of September 30, 2021, Sirios had approximately $1.1 billion in assets under management. John F. Brennan, Jr. holds authority and responsibility for research and the day-to-day management of the portion of the fund's portfolio allocated to Sirios.

Mr. Brennan co-founded Sirios in 1999 and currently serves as Managing Director. Prior to co-founding Sirios, Mr. Brennan was a senior vice president (1998 to 1999) of MFS Investment Management where he served as analyst and portfolio manager (1985 to 1999) and member of the MFS Advisory Board and MFS Equity Management Group (1998 to 1999).

Aviva, located at 225 West Wacker, Suite 2250, Chicago, IL 60606, is an asset management firm part of Aviva plc, a global asset management firm listed on the London stock exchange. As of September 30, 2021, Aviva had approximately $32.2 billion in assets under management. Peter Fitzgerald and Ian Pizer are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Aviva.

Peter Fitzgerald manages Aviva's suite of outcome-focused multi-strategy funds targeting specific client outcomes such as achieving reliable capital growth and securing a steady stream of income. He also leads Aviva's global multi-assets investment and macro investment teams and is responsible for the strategic direction of its global multi-asset and multi-strategy offering. Mr. Fitzgerald began his career at Old Mutual in 1995 before joining BNP Wealth Management's multi-asset team. He has extensive international experience having worked in Asia, Latin America and Europe. He joined Aviva in 2011. He is also a CFA charterholder.

Ian Pizer, portfolio manager, AIMS target return, is head of multi-strategy funds, responsible for leading Aviva's multi-strategy investment team and co-managing the AIMS Target Return fund. Mr. Pizer has a longstanding association with the AIMS franchise and played a key role in its growth after joining Aviva Investors in 2014, particularly as portfolio manager on AIMS Target Return and in developing the house view as head of investment strategy. Prior to joining Aviva, Mr. Pizer spent over ten years at Standard Life Investments, where he was investment director, multi-asset investing and managed the global absolute return strategies fund and the absolute return bond strategy Fund. Mr. Pizer is also a CFA charterholder.

PCJ Investment Counsel Ltd. ("PCJ"), located at 130 King St. West, Suite 1400, P.O. Box 240, Toronto, ON M5X 1C8, is part of a multi-boutique investment management partnership with the Connor, Clark & Lunn Financial Group. As of September 30, 2021, PCJ had approximately $0.6 billion in assets under management. Adam Posman, Heiki Altosaar, Jenny Yan and Kevin Kingsley are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to PCJ.

Adam Posman joined PCJ as a partner in 2011, and he is the Chief Investment Officer, is responsible for decision-making and oversight for all PCJ investment strategies, and is the lead portfolio manager for the PCJ absolute return strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies. Prior to joining PCJ, Mr. Posman worked at Brookfield Investment Management (Canada) Inc. as a member of a portfolio management team focused on both an unconstrained long/short equity strategy and a high-yield credit strategy.

Heiki Altosaar joined PCJ in 1996 and later became a partner of the firm. He maintains a lead portfolio management role for the firm's large cap Canadian equity strategy, and he also conducts fundamental research on information technology, industrials, healthcare, and consumer companies. Mr. Altosaar is also Chief Compliance Officer for PCJ, a title that he has held for over 19 years. Prior to becoming a member of the PCJ team, he worked at Elliot & Page Ltd. as an equity analyst.

Jenny Yan joined PCJ in 2014, and maintains responsibility for portfolio management and fundamental research across all PCJ investment strategies. Prior to joining PCJ, she worked at JP Morgan (UK) as an equity research and investment banking analyst, evaluating various equity, debt and M&A transactions for metals & mining companies.

Kevin Kingsley joined PCJ in 2018 as a partner, and he maintains responsibility for portfolio management and

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fundamental research for each of PCJ's strategies. Prior to joining PCJ, Mr. Kingsley co-managed a market-neutral North American strategy for Seven Seas Capital Management. Prior to that, he was a member of the Fundamental Investment Group, UBS Securities Canada Inc. Prior to that he worked in Equity Research for UBS Securities Canada, focusing on Energy and Pipelines.

Kettle Hill Capital Management, LLC is located at 747 Third Avenue, 19th Floor, New York, NY 10017. As of September 30, 2021, Kettle Hill had approximately $871.3 million in assets under management. Kettle Hill utilizes a fundamental, research driven investment approach and focuses primarily on long and short value biased opportunities within the US small cap equity sector. The firm manages assets for a diverse client base, including institutional and high net worth clients, and employs a full-time staff of 14 professionals, including 8 investment professionals. Andrew Kurita is the primary investment professional responsible for the day-to-day management of Kettle Hill's portion of the fund.

Kettle Hill was established in 2003 by Mr. Kurita, who has served as portfolio manager and Chief Investment Officer since inception. Prior to forming Kettle Hill, Mr. Kurita served as Vice President at Andor Capital Management and prior to that was a Vice President at Cramer Rosenthal McGlynn. He is a CFA charterholder.

DLD is located at 150 East 52nd Street, 27th Floor, New York, NY 10022. As of September 30, 2021, DLD had approximately $1 billion in assets under management. DLD was founded in 2013, its sole business is asset management and the firm offers a variety of alternative investment products to its clients.

DLD employs a team-based approach to investment research and portfolio management. Sudeep Duttaroy and Mark Friedman are primarily responsible for day-to-day management of the portion of the fund allocated to DLD. Mr. Friedman has over 28 years of experience in the alternative investment industry. Mr. Friedman founded DLD in May 2013, where he serves as Chief Investment Officer and founder. Mr. Duttaroy has been a Portfolio Manager at DLD since 2015 and has 18 years of experience trading convertible bonds across global markets. Prior to his time at DLD, Mr. Duttaroy was a portfolio manager at Amida Capital Management and at AM Investment Partners (a predecessor firm of DLD).

Magnetar Asset Management LLC ("Magnetar") is located at 1603 Orrington Ave, 13th Floor, Evanston, IL 60201. As of September 30, 2021, Magnetar and its affiliates had approximately $13.5 billion in assets under management. Devin Dallaire is primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Magnetar.

Devin Dallaire joined an affiliate of Magnetar in 2010, and is Head of Products of Systematic Investing for Magnetar. Prior to joining Magnetar's affiliate, Mr. Dallaire was a senior investment researcher at Bridgewater Associates, where he was responsible for researching and developing risk management and portfolio construction strategies for their Fundamental Global 68 Macro Fund. Prior to joining Bridgewater Associates, he was head of risk management and quantitative research at Third Point. From 2001 to 2006, he was head of global equity quantitative research at Citadel Investment Group. Mr. Dallaire started his career in 1994 at Stafford Trading where he was head of quantitative research.

Other information

UBS AM has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") with respect to each fund in this prospectus except PACE Alternative Strategies Investments. UBS AM is subject to registration and regulation as a CPO under the CEA with respect to its services to PACE Alternative Strategies Investments. UBS AM will need to continue engaging in a limited level of commodity trading to continue to qualify for the CPO exclusion with respect to each fund (other than PACE Alternative Strategies Investments) or may withdraw its exclusion with respect to a fund (which may incur additional costs). PACE Alternative Strategies Investments' current net asset value per share is available to investors at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

151

Dividends and taxes

Dividends

PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor or, if you are no longer a participant in an advisory program or a participant transacting through certain brokerage platforms, your financial intermediary. Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, distributions derived from a REIT, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Fees allocable to exempt-interest dividends from PACE Municipal Fixed Income Investments will not be deductible by individuals.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and if it elects to do so, then your share of such foreign taxes would generally be included in your income and, subject to certain limitations, you would generally be entitled to a foreign tax credit in computing your taxes.

152

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

The funds are generally required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares that were purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the funds' default method of average cost, unless you instruct the funds to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings

Each fund will generally post on UBS AM's website at https://www.ubs.com/us/en/asset-management.html, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, on or about 25 calendar days after the end of the calendar-quarter.

Each fund's complete schedule of portfolio holdings for the first and third quarters of its fiscal year will be publicly available on the SEC's website as part of periodic filings on Form N-PORT for such periods. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-PORT for the last month of the applicable fiscal quarter, and each fund's Forms N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568.

Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

153

Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The financial highlights shown are those of the funds' Class P shares. Class P2 shares had not commenced operations prior to the funds' most recent fiscal year end. Only Class P2 shares are offered in this prospectus.

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

154

Financial highlights

PACE Mortgage-Backed Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.04	$12.70	$12.35	$12.86	$13.16
Net investment income (loss)[1]	0.16	0.29	0.33	0.27	0.21
Net realized and unrealized gain (loss)	0.04	0.48	0.46	(0.38)	(0.14)
Net increase (decrease) from operations	0.20	0.77	0.79	(0.11)	0.07
Dividends from net investment income	(0.40)	(0.43)	(0.44)	(0.40)	(0.37)
Net asset value, end of year	$12.84	$13.04	$12.70	$12.35	$12.86
Total investment return[2]	1.53%	6.20%	6.53%	(0.87)%	0.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.96%	1.18%	1.22%	0.93%[3]	0.92%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.73%	0.95%	1.00%	0.72%[3]	0.72%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	1.23%	2.26%	2.66%	2.14%	1.60%
Supplemental data:
Net assets, end of year (000's)	$273,956	$281,524	$302,107	$321,912	$352,789
Portfolio turnover	796%	765%	905%	887%	1,255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

155

Financial highlights

PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.36	$12.44	$11.90	$12.34	$12.45
Net investment income (loss)[1]	0.15	0.26	0.33	0.27	0.19
Net realized and unrealized gain (loss)	(0.20)	0.95	0.56	(0.42)	(0.05)
Net increase (decrease) from operations	(0.05)	1.21	0.89	(0.15)	0.14
Dividends from net investment income	(0.21)	(0.29)	(0.35)	(0.29)	(0.21)
Distributions from net realized gains	(0.31)	—	—	—	(0.04)
Total dividends and distributions	(0.52)	(0.29)	(0.35)	(0.29)	(0.25)
Net asset value, end of year	$12.79	$13.36	$12.44	$11.90	$12.34
Total investment return[2]	(0.39)%	9.89%	7.60%	(1.20)%	1.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%	0.84%[3]	0.86%[3]	0.81%[3]	0.82%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	1.20%	2.08%	2.77%	2.23%	1.57%
Supplemental data:
Net assets, end of year (000's)	$309,129	$323,819	$334,203	$352,865	$374,144
Portfolio turnover	416%	403%	511%	537%	437%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

156

Financial highlights

PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.90	$13.90	$13.31	$13.81	$14.20
Net investment income (loss)[1]	0.35	0.40	0.44	0.38	0.39
Net realized and unrealized gain (loss)	(0.14)	1.06	0.61	(0.48)	(0.14)
Net increase (decrease) from operations	0.21	1.46	1.05	(0.10)	0.25
Dividends from net investment income	(0.36)	(0.46)	(0.46)	(0.40)	(0.42)
Distributions from net realized gains	(0.43)	—	—	—	(0.22)
Total dividends and distributions	(0.79)	(0.46)	(0.46)	(0.40)	(0.64)
Net asset value, end of year	$14.32	$14.90	$13.90	$13.31	$13.81
Total investment return[2]	1.51%	10.76%	8.04%	(0.71)%	1.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including interest expense	0.78%	1.13%	1.32%	0.84%	0.90%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.69%	1.03%	1.23%	0.76%	0.81%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.68%	0.71%	0.71%	0.71%
Net investment income (loss)	2.44%	2.83%	3.25%	2.82%	2.84%
Supplemental data:
Net assets, end of year (000's)	$678,031	$693,664	$725,052	$758,303	$808,009
Portfolio turnover	147%	248%	308%	243%	212%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

157

Financial highlights

PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.41	$13.24	$12.74	$13.08	$13.56
Net investment income (loss)[1]	0.29	0.30	0.37	0.37	0.35
Net realized and unrealized gain (loss)	0.12	0.21	0.53	(0.32)	(0.38)
Net increase (decrease) from operations	0.41	0.51	0.90	0.05	(0.03)
Dividends from net investment income	(0.28)	(0.29)	(0.37)	(0.37)	(0.35)
Distributions from net realized gains	(0.08)	(0.05)	(0.03)	(0.02)	(0.10)
Total dividends and distributions	(0.36)	(0.34)	(0.40)	(0.39)	(0.45)
Net asset value, end of year	$13.46	$13.41	$13.24	$12.74	$13.08
Total investment return[2]	3.06%	3.92%	7.18%	0.34%	(0.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.57%	0.61%
Net investment income (loss)	2.20%	2.30%	2.87%	2.84%	2.71%
Supplemental data:
Net assets, end of year (000's)	$281,012	$279,178	$298,844	$309,878	$323,715
Portfolio turnover	9%	10%	21%	19%	14%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

158

Financial highlights

PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.56	$10.00	$9.72	$10.03	$10.79
Net investment income (loss)[1]	0.09	0.11	0.13	0.11	0.13
Net realized and unrealized gain (loss)	0.15	0.63	0.32	(0.26)	(0.63)
Net increase (decrease) from operations	0.24	0.74	0.45	(0.15)	(0.50)
Dividends from net investment income	(0.14)	(0.18)	(0.17)	—	(0.18)
Distributions from net realized gains	(0.20)	—	—	—	—
Return of capital	—	—	—	(0.16)	(0.08)
Total dividends and return of capital	(0.34)	(0.18)	(0.17)	(0.16)	(0.26)
Net asset value, end of year	$10.46	$10.56	$10.00	$9.72	$10.03
Total investment return[2]	2.20%	7.54%	4.75%	(1.50)%	(4.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%	1.08%	1.09%[3]	1.09%[3]	1.11%[3]
Expenses after fee waivers and/or expense reimbursements	0.84%	0.84%	0.84%[3]	0.90%[3]	0.92%[3]
Net investment income (loss)	0.85%	1.07%	1.31%	1.12%	1.29%
Supplemental data:
Net assets, end of year (000's)	$290,345	$300,695	$328,278	$369,353	$403,015
Portfolio turnover	132%	136%	54%	221%	199%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

159

Financial highlights

PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.28	$9.73	$9.83	$10.09	$9.61
Net investment income (loss)[1]	0.51	0.52	0.55	0.54	0.55
Net realized and unrealized gain (loss)	0.74	(0.40)	(0.10)	(0.25)	0.49
Net increase (decrease) from operations	1.25	0.12	0.45	0.29	1.04
Dividends from net investment income	(0.52)	(0.57)	(0.55)	(0.55)	(0.56)
Total dividends, distributions and return of capital	(0.52)	(0.57)	(0.55)	(0.55)	(0.56)
Net asset value, end of year	$10.01	$9.28	$9.73	$9.83	$10.09
Total investment return[2]	13.78%	1.40%	4.80%	2.96%	11.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.10%	1.09%[3]	1.07%	1.10%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.91%	0.91%	0.91%[3]	0.91%	0.92%
Net investment income (loss)	5.21%	5.53%	5.66%	5.44%	5.59%
Supplemental data:
Net assets, end of year (000's)	$272,938	$258,345	$302,015	$347,364	$376,424
Portfolio turnover	75%	82%	62%	63%	91%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

160

Financial highlights

PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.81	$21.51	$23.71	$23.66	$21.31
Net investment income (loss)[1]	0.26	0.42	0.44	0.40	0.38
Net realized and unrealized gain (loss)	7.50	(2.82)	(0.42)	1.72	2.99
Net increase (decrease) from operations	7.76	(2.40)	0.02	2.12	3.37
Dividends from net investment income	(0.30)	(0.44)	(0.40)	(0.37)	(0.40)
Distributions from net realized gains	—	(0.86)	(1.82)	(1.70)	(0.62)
Total dividends and distributions	(0.30)	(1.30)	(2.22)	(2.07)	(1.02)
Net asset value, end of year	$25.27	$17.81	$21.51	$23.71	$23.66
Total investment return[2]	43.92%	(12.24)%	1.28%	9.06%	16.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%	1.24%	1.21%	1.23%	1.22%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.07%	1.23%	1.21%	1.22%	1.20%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.89%	0.88%	0.87%	0.88%
Net investment income (loss)	1.19%	2.16%	2.01%	1.69%	1.70%
Supplemental data:
Net assets, end of year (000's)	$1,018,933	$760,606	$1,008,741	$1,184,977	$1,197,155
Portfolio turnover	117%	72%	81%	68%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

161

Financial highlights

PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$27.52	$25.37	$28.01	$25.94	$23.03
Net investment income (loss)[1]	(0.12)	0.04	(0.00)[4]	0.01	0.07
Net realized and unrealized gain (loss)	8.46	5.90	1.84	4.70	3.64
Net increase (decrease) from operations	8.34	5.94	1.84	4.71	3.71
Dividends from net investment income	—	(0.04)	(0.01)	(0.03)	(0.08)
Distributions from net realized gains	(4.97)	(3.75)	(4.47)	(2.61)	(0.72)
Total dividends and distributions	(4.97)	(3.79)	(4.48)	(2.64)	(0.80)
Net asset value, end of year	$30.89	$27.52	$25.37	$28.01	$25.94
Total investment return[2]	32.89%	26.72%	10.34%	19.03%	16.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3]	0.92%[3]	0.90%[3]	0.90%[3]	0.93%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.89%[3]	0.92%[3]
Net investment income (loss)	(0.43)%	0.17%	(0.01)%	0.03%	0.32%
Supplemental data:
Net assets, end of year (000's)	$1,202,262	$1,099,813	$1,156,162	$1,327,262	$1,270,696
Portfolio turnover	39%	42%	34%	41%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share.

162

Financial highlights

PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.45	$19.36	$21.69	$21.47	$19.35
Net investment income (loss)[1]	0.06	0.12	0.13	0.11	0.17
Net realized and unrealized gain (loss)	9.85	(1.86)	(1.31)	2.55	2.81
Net increase (decrease) from operations	9.91	(1.74)	(1.18)	2.66	2.98
Dividends from net investment income	(0.14)	(0.17)	(0.16)	(0.05)	(0.30)
Distributions from net realized gains	—	—	(0.99)	(2.39)	(0.56)
Total dividends and distributions	(0.14)	(0.17)	(1.15)	(2.44)	(0.86)
Net asset value, end of year	$27.22	$17.45	$19.36	$21.69	$21.47
Total investment return[2]	56.95%	(9.12)%	(4.49)%	13.07%	15.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.02%	1.09%[3]	1.07%[3]	1.07%	1.09%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.02%	1.04%[3]	1.04%[3]	1.06%	1.07%[3]
Net investment income (loss)	0.28%	0.65%	0.69%	0.50%	0.82%
Supplemental data:
Net assets, end of year (000's)	$478,837	$338,418	$421,054	$517,363	$503,464
Portfolio turnover	50%	59%	68%	60%	102%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

163

Financial highlights

PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.39	$18.21	$20.85	$17.82	$15.21
Net investment income (loss)[1]	(0.13)	(0.08)	(0.10)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	8.18	1.81	0.51	4.14	2.69
Net increase (decrease) from operations	8.05	1.73	0.41	4.04	2.61
Distributions from net realized gains	(1.37)	(2.55)	(3.05)	(1.01)	—
Net asset value, end of year	$24.07	$17.39	$18.21	$20.85	$17.82
Total investment return[2]	47.57%	10.64%	4.83%	23.46%	17.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%[3]	1.09%[3]	1.07%[3]	1.06%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements	1.03%[3]	1.08%[3]	1.07%[3]	1.05%[3]	1.07%
Net investment income (loss)	(0.60)%	(0.49)%	(0.52)%	(0.52)%	(0.49)%
Supplemental data:
Net assets, end of year (000's)	$475,618	$383,461	$433,053	$518,869	$469,557
Portfolio turnover	98%	89%	135%	99%	93%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

164

Financial highlights

PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.54	$14.90	$16.93	$16.13	$14.11
Net investment income (loss)[1]	0.28	0.24	0.29	0.28	0.31
Net realized and unrealized gain (loss)	4.31	(0.17)	(1.13)	0.88	2.03
Net increase (decrease) from operations	4.59	0.07	(0.84)	1.16	2.34
Dividends from net investment income	(0.23)	(0.40)	(0.31)	(0.36)	(0.32)
Distributions from net realized gains	—	(0.03)	(0.88)	—	—
Total dividends and distributions	(0.23)	(0.43)	(1.19)	(0.36)	(0.32)
Net asset value, end of year	$18.90	$14.54	$14.90	$16.93	$16.13
Total investment return[2]	31.74%	0.30%	(4.27)%	7.14%	17.08%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.36%	1.49%	1.60%	1.59%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.33%	1.49%	1.60%	1.58%[3]	1.48%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.05%	1.05%	1.03%	1.09%
Net investment income (loss)	1.65%	1.70%	1.89%	1.66%	2.10%
Supplemental data:
Net assets, end of year (000's)	$995,293	$815,785	$948,956	$1,138,165	$1,104,550
Portfolio turnover	48%	32%	46%	78%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

165

Financial highlights

PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.85	$13.04	$13.65	$13.63	$11.45
Net investment income (loss)[1]	0.10	0.15	0.19	0.16	0.16
Net realized and unrealized gain (loss)	3.18	0.81	(0.58)	0.03	2.14
Net increase (decrease) from operations	3.28	0.96	(0.39)	0.19	2.30
Dividends from net investment income	(0.18)	(0.15)	(0.22)	(0.17)	(0.12)
Net asset value, end of year	$16.95	$13.85	$13.04	$13.65	$13.63
Total investment return[2]	23.75%	7.24%	(2.70)%	1.42%	20.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%[3]	1.51%[3]	1.49%[3]	1.50%[3]	1.59%[3]
Expenses after fee waivers and/or expense reimbursements	1.30%[3]	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]
Net investment income (loss)	0.59%	1.14%	1.45%	1.14%	1.33%
Supplemental data:
Net assets, end of year (000's)	$386,507	$345,431	$376,722	$437,363	$454,178
Portfolio turnover	82%	79%	52%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

166

Financial highlights

PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$5.89	$7.46	$7.37	$7.42	$7.76
Net investment income (loss)[1]	0.09	0.13	0.16	0.22	0.19
Net realized and unrealized gain (loss)	2.28	(1.31)	0.18	0.07	(0.21)
Net increase (decrease) from operations	2.37	(1.18)	0.34	0.29	(0.02)
Dividends from net investment income	(0.18)	(0.39)	(0.25)	(0.30)	(0.32)
Distributions from net realized gains	—	—	—	(0.04)	—
Total dividends and distributions	(0.18)	(0.39)	(0.25)	(0.34)	(0.32)
Net asset value, end of year	$8.08	$5.89	$7.46	$7.37	$7.42
Total investment return[2]	41.05%	(16.85)%	4.92%	3.68%	0.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.65%[3]	1.59%[3]	1.57%[3]	1.53%[3]	1.58%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[3]	1.20%[3]	1.20%[3]	1.21%[3]
Net investment income (loss)	1.32%	1.97%	2.20%	3.08%	2.58%
Supplemental data:
Net assets, end of year (000's)	$114,494	$87,866	$121,187	$137,069	$140,262
Portfolio turnover	117%	111%	68%	73%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3  Includes interest expense representing less than 0.005%.

167

Financial highlights

PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.01	$10.55	$10.78	$10.61	$10.38
Net investment income (loss)[1]	(0.14)	(0.04)	0.03	0.01	(0.05)
Net realized and unrealized gain (loss)	0.96	0.52	0.03	0.16	0.28
Net increase (decrease) from operations	0.82	0.48	0.06	0.17	0.23
Dividends from net investment income	(0.17)	(0.02)	—	—	—
Distributions from net realized gains	(0.40)	—	(0.29)	—	—
Total dividends and distributions	(0.57)	(0.02)	(0.29)	—	—
Net asset value, end of year	$11.26	$11.01	$10.55	$10.78	$10.61
Total investment return[2]	7.53%	4.46%	0.90%	1.32%	2.41%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%	2.56%	2.42%	2.13%	2.04%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.57%	2.38%	2.35%	2.04%	1.94%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.63%	1.62%	1.53%	1.52%
Net investment income (loss)	(1.22)%	(0.35)%	0.33%	0.08%	(0.48)%
Supplemental data:
Net assets, end of year (000's)	$447,508	$450,402	$520,531	$615,778	$650,347
Portfolio turnover	418%	491%	447%	346%	292%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

168

If you want more information about the funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. The funds' annual and semiannual reports and their SAI will also be posted on the UBS website at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html. You may also request other information about the funds and make shareholder inquiries via the telephone number above.

You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov; or

•  Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

© UBS 2021. All rights reserved.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

UBS Asset Management (Americas) Inc.

is an indirect asset management subsidiary of UBS Group AG

S1730